Registration No. 333-127621

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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549

                                ----------------

                                   FORM S-3/A

                                 AMENDMENT NO. 1

                             REGISTRATION STATEMENT
                                      Under
                           THE SECURITIES ACT OF 1933

                                ----------------

                         DEUTSCHE ALT-A SECURITIES, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                                    Delaware
                  (STATE OR OTHER JURISDICTION OF INCORPORATION
                                OR ORGANIZATION)

                                   35-2184183
                      (I.R.S. EMPLOYER IDENTIFICATION NO.)

                                 60 Wall Street
                            New York, New York 10005
                                 (212) 250-2500
                        (ADDRESS, INCLUDING ZIP CODE, AND
                        TELEPHONE NUMBER, INCLUDING AREA
                         CODE, OF REGISTRANT'S PRINCIPAL
                               EXECUTIVE OFFICES)

                          The Corporation Trust Company
                          The Corporation Trust Center
                               1209 Orange Street
                           Wilmington, Delaware 19801
                                 (302) 658-7581
                       (Name, Address, Including Zip Code,
                         and Telephone Number, Including
                        Area Code, of Agent For Service)

                                ----------------

                                   Copies to:
Jay Strauss, Esq.                                    Jeffrey J. Murphy, Esq.
Deutsche Alt-A Securities, Inc.                      Thacher Proffitt & Wood LLP
60 Wall Street                                       Two World Financial Center
New York, New York 10005                             New York, New York 10281


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         Approximate date of commencement of proposed sale to the public: From time to time on or after the effective date of this Registration Statement, as determined by market conditions and pursuant to Rule 415.

         If the only securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans, please check the following box. [ ]

         If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than securities offered only in connection with dividend or interest reinvestment plans, please check the following box. [X]

         If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ]

         If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ]

         If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box. [ ]

                         CALCULATION OF REGISTRATION FEE

====================================== ==================== ================== ===================== ===============
  Title of securities registration        Amount being      Proposed maximum     Proposed maximum    Amount of fee
          being registered                registered(1)      offering price     aggregate offering
                                                               per unit(1)           price(1)
 Mortgage Pass-Through Certificates
and Mortgage-Backed Notes, issued in
               Series                  $13,000,000,000.00         100%          $13,000,000,000.00   $1,530,100.00
====================================== ==================== ================== ===================== ===============

(1) Estimated solely for the purposes of calculating the registration fee on the basis of the proposed maximum aggregate offering price.

(2) Pursuant to Rule 429 and Rule 457 of the General Rules and Regulations under the Securities Act of 1933, as amended, $2,567,430,974 aggregate principal amount of Mortgage Backed Pass-Through Certificates and Mortgage Backed Notes registered by the Registrant under Registration Statement No. 333-112223 on Form S-3 and not previously sold are consolidated into this Registration Statement. All registration fees in connection with such unsold amount of Mortgage Backed Pass-Through Certificates and Mortgage Backed Notes have been previously paid by the Registrant under the foregoing Registration Statement. Accordingly, the total amount proposed to be registered under this Registration Statement as so consolidated as of the date of this filing is $15,567,430,974. The Registration Fee in connection with $1,000,000 aggregate principal amount of Mortgage Pass-Through Certificates and Mortgage-Backed Notes to be registered by the Registrant under this Registration Statement has been previously paid by the Registrant in connection with the original filing on August 17, 2005.

(3) This amount is calculated as follows:

       o  $1,529,982.30 is being paid with this Amendment No. 1 and

       o $117.00 was previously paid in connection with this Registration Statement.

         The registrant hereby amends this registration statement on such date or dates as may be necessary to delay its effective date until the registrant shall file a further amendment which specifically states that this registration statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the registration statement shall become effective on such date as the Commission acting pursuant to said Section 8(a), may determine.


             CROSS REFERENCE SHEET FURNISHED PURSUANT TO RULE 404(a)

                Items and Captions in Form S-3                               Location in Prospectuses
-----------------------------------------------------------     ---------------------------------------------------
1.   Forepart of Registration Statement and Outside Front       Forepart  of  Registration  Statement  and  Outside
     Cover Page of Prospectus..............................     Front Cover Page of Prospectus Supplements**
2.   Inside Front and Outside Back Cover Pages of Prospectus    Inside Front Cover Page of  Prospectus  Supplements
                                                                and Basic  Prospectuses and Outside Back Cover Page
                                                                of Prospectuses**
3.   Summary Information, Risk Factors and Ratio of Earnings    Summary   and  Risk   Factor   sections   of  Basic
     to Fixed Charges......................................     Prospectus  and  each  of  Prospectus   Supplement;
                                                                Special Considerations
4.   Use of Proceeds.......................................     Use of Proceeds**
5    Determination of Offering Price.......................     *
6.   Dilution..............................................     *
7.   Selling Security Holders..............................     *
8.   Plan of Distribution..................................     Method of Distribution**
9.   Description of Securities to Be Registered............     Outside    Front    Cover   Page   of    Prospectus
                                                                Supplements;   Summary   sections   of   Prospectus
                                                                Supplements  and Basic  Prospectus;  Description of
                                                                the Trust Funds;  Description  of the  Certificates
                                                                or Description of the Notes**
10.  Interests of Named Experts and Counsel................     **
11.  Material Changes......................................     Financial Information
12.  Incorporation of Certain Information by Reference.....     Incorporation of Certain Information by Reference
13.  Disclosure of Commission Position on Indemnification       See page II-4
     for Securities Act Liabilities........................

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*  Answer negative or item inapplicable.
** To be completed or provided from time to time by Prospectus Supplement.

                                EXPLANATORY NOTE

This Registration Statement consists of (i) a basic prospectus for use in a residential or multifamily transaction and (ii) two forms of prospectus supplement (one form to be used in offering a Series of Asset-Backed Certificates and the second form to be used in offering Asset-Backed Notes). Each basic prospectus used (in either preliminary or final form) will be accompanied by the applicable prospectus supplement.


                       CONTENTS OF REGISTRATION STATEMENT


Forms of Prospectus Supplement:

Version 1: Form of Prospectus Supplement relating to a typical
           Senior/Subordinate Series............................................

Version 2: Form of Prospectus Supplement relating to an offering of
           Mortgage-Backed Notes................................................


Basic Prospectus:

         Form of Basic Prospectus for use in a residential or multifamily transaction..........................................................

                                                                     [Version 1]

                                                Subject to Completion, Dated [ ]

Prospectus Supplement (to Prospectus dated [   ])

$[   ] (APPROXIMATE)

DEUTSCHE ALT-A SECURITIES, INC.

[   ] TRUST

[   ] PASS-THROUGH CERTIFICATES

[   ] ORIGINATOR AND SERVICER

THE INFORMATION IN THIS PROPSECTUS SUPPLEMENT IS NOT COMPLETE AND MAY BE CHANGED. WE MAY NOT SELL THESE SECURITIES UNTIL THE REGISTRATION STATEMENT FILED WITH THE SECURITIES AND EXCHANGE COMMISSION IS EFFECTIVE. THIS PROSPECTUS SUPPLEMENT IS NOT AN OFFER TO SELL THESE SECURITIES AND IT IS NOT SOLICITING AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE THE OFFER OR SALE IS NOT PERMITTED.
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CONSIDER CAREFULLY THE RISK FACTORS BEGINNING ON PAGE S-[ ] OF THIS PROSPECTUS SUPPLEMENT AND ON PAGE [ ] OF THE PROSPECTUS.

For a list of capitalized terms used in this prospectus supplement and the prospectus, see the index of defined terms beginning on page S-[ ] of this prospectus supplement and on page [ ] of the prospectus.

The certificates will represent interests in the trust fund only and will not represent interests in or obligations of any other entity.

This prospectus supplement may be used to offer and sell the certificates only if accompanied by the prospectus.

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The trust fund will issue certificates including the following:
                                CLASS PRINCIPAL
            CLASS                  AMOUNT(1)               RATE
  ----------------------------------------------------------------
            $[ ]                     [ ]                   [ ]

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(1) These amounts are approximate, as described in this prospectus supplement.
(2) Interest will accrue on the Class [ ] and [ ] Certificates at [described as applicable].

This prospectus supplement and the accompanying prospectus relate only to the offering of the certificates listed in the table above and not to the other classes of certificates that will be issued by the trust fund as described in this prospectus supplement.

[Describe assets of trust fund.]

NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED THE CERTIFICATES OR DETERMINED THAT THIS PROSPECTUS SUPPLEMENT OR THE ACCOMPANYING PROSPECTUS IS ACCURATE OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

[Describe underwriting arrangements.]

On or about [ ], delivery of the certificates offered by this prospectus supplement will be made through the book-entry facilities of [ ].

                                  UNDERWRITER:
                            DEUTSCHE BANK SECURITIES

                  The date of this prospectus supplement is [ ]

IMPORTANT NOTICE ABOUT INFORMATION PRESENTED IN THIS PROSPECTUS SUPPLEMENT AND THE ACCOMPANYING PROSPECTUS:

We provide information to you about the certificates offered by this prospectus supplement in two separate documents that progressively provide more detail: (1) the accompanying prospectus, which provides general information, some of which may not apply to your certificates, and (2) this prospectus supplement, which describes the specific terms of your certificates.

IF INFORMATION VARIES BETWEEN THIS PROSPECTUS SUPPLEMENT AND THE ACCOMPANYING PROSPECTUS, YOU SHOULD RELY ON THE INFORMATION IN THIS PROSPECTUS SUPPLEMENT.

You should rely only on the information contained or incorporated by reference in this prospectus supplement and the accompanying prospectus. We have not authorized anyone to provide you with different information.

We are not offering the certificates in any state where the offer is not permitted. We do not claim that the information in this prospectus supplement and prospectus is accurate as of any date other than the dates stated on their respective covers.

                              ____________________

Dealers will deliver a prospectus supplement and prospectus when acting as underwriters of the certificates and with respect to their unsold allotments or subscriptions. In addition, all dealers selling the certificates will be required to deliver a prospectus supplement and prospectus for ninety days following the date of this prospectus supplement.

                              ____________________

We include cross-references in this prospectus supplement and the accompanying prospectus to captions in these materials where you can find further related discussions. The following table of contents and the table of contents included in the accompanying prospectus provide the pages on which these captions are located.

                                TABLE OF CONTENTS

                              PROSPECTUS SUPPLEMENT



SUMMARY OF TERMS................................................................
RISK FACTORS....................................................................
DESCRIPTION OF THE CERTIFICATES.................................................
[THE INSURANCE POLICY...........................................................
DESCRIPTION OF THE MORTGAGE POOL................................................
ADDITIONAL INFORMATION..........................................................
[ORIGINATOR/SERVICER............................................................
THE POOLING AND SERVICING AGREEMENT.............................................
YIELD CONSIDERATIONS............................................................
MATERIAL FEDERAL INCOME TAX CONSIDERATIONS......................................
STATE AND LOCAL INCOME TAX CONSIDERATIONS.......................................
LEGAL INVESTMENT CONSIDERATIONS.................................................
USE OF PROCEEDS.................................................................
UNDERWRITING....................................................................
ERISA CONSIDERATIONS............................................................
EXPERTS.........................................................................
LEGAL MATTERS...................................................................
RATINGS.........................................................................
GLOSSARY OF DEFINED TERMS.......................................................
ANNEX I.........................................................................

                                SUMMARY OF TERMS

         o THIS SUMMARY HIGHLIGHTS SELECTED INFORMATION FROM THIS PROSPECTUS SUPPLEMENT AND DOES NOT CONTAIN ALL OF THE INFORMATION THAT YOU NEED TO CONSIDER IN MAKING YOUR INVESTMENT DECISION. TO UNDERSTAND ALL OF THE TERMS OF THE OFFERING OF THE CERTIFICATES, IT IS NECESSARY THAT YOU READ CAREFULLY THIS ENTIRE PROSPECTUS SUPPLEMENT AND ACCOMPANYING PROSPECTUS.

         o WHILE THIS SUMMARY CONTAINS AN OVERVIEW OF CERTAIN CALCULATIONS, CASH FLOW PRIORITIES, AND OTHER INFORMATION TO AID YOUR UNDERSTANDING, YOU SHOULD READ CAREFULLY THE FULL DESCRIPTION OF THESE CALCULATIONS, CASH FLOW PRIORITIES AND OTHER INFORMATION IN THIS PROSPECTUS SUPPLEMENT AND THE ACCOMPANYING PROSPECTUS BEFORE MAKING ANY INVESTMENT DECISION.

         o [WHENEVER WE REFER TO A PERCENTAGE OF SOME OR ALL OF THE MORTGAGE LOANS IN THE TRUST FUND OR IN ANY POOL, THAT PERCENTAGE HAS BEEN CALCULATED ON THE BASIS OF THE TOTAL PRINCIPAL BALANCE OF THOSE MORTGAGE LOANS AS OF [ ], UNLESS WE SPECIFY OTHERWISE. WE EXPLAIN IN THIS PROSPECTUS SUPPLEMENT UNDER "DESCRIPTION OF THE CERTIFICATES-- DISTRIBUTIONS OF PRINCIPAL" HOW THE PRINCIPAL BALANCE OF A MORTGAGE LOAN IS DETERMINED. WHENEVER WE REFER IN THIS SUMMARY OF TERMS OR IN THE RISK FACTORS SECTION OF THIS PROSPECTUS SUPPLEMENT TO THE TOTAL PRINCIPAL BALANCE OF ANY MORTGAGE LOANS, WE MEAN THE TOTAL OF THEIR PRINCIPAL BALANCES, UNLESS WE SPECIFY OTHERWISE.]

THE OFFERED CERTIFICATES

         Deutsche Alt-A Securities, Inc.'s [ ] Pass-Through Certificates consist of the following classes: [ ]. Only the [ ] Certificates are being offered by this prospectus supplement. These certificates will be issued in book-entry form.

         SEE "DESCRIPTION OF THE CERTIFICATES--GENERAL" IN THIS PROSPECTUS SUPPLEMENT FOR A DISCUSSION OF THE MINIMUM DENOMINATIONS AND THE INCREMENTAL DENOMINATIONS OF EACH CLASS OF CERTIFICATES.

         The certificates represent ownership interests in a trust fund, the assets of which consist primarily of [describe assets of trust fund.]

         The certificates will have an approximate total initial principal amount of $[ ]. Any difference between the total principal amount of the certificates on the date they are issued and the approximate total principal amount of the certificates on the date of this prospectus supplement will not exceed 5%.

PAYMENTS ON THE CERTIFICATES

         Principal and interest on the certificates will be payable on the [25th] day of each month, beginning in [ ]. However, if the [25th] day is not a business day, distributions will be made on the next business day after the [25th] day of the month.

INTEREST PAYMENTS

         Interest will accrue on each class of certificates, [other than the Class [ ] Certificate], at the applicable annual rates described in this prospectus supplement.

         SEE "DESCRIPTION OF THE CERTIFICATES -- DISTRIBUTIONS OF INTEREST" IN THIS PROSPECTUS SUPPLEMENT.

PRINCIPAL PAYMENTS

         The amount of principal payable on the certificates, [other than the Class [ ] Certificate], will be determined by (1) funds actually received on the mortgage loans in [each] pool that are available to make payments on the certificates, (2) the amount of interest received or advanced on the mortgage loans that is used to pay principal on the certificates, calculated as described in this prospectus supplement, (3) [formulas that allocate a portion of principal payments received on the mortgage loans to each class of certificates, as described in this prospectus supplement,] and (4) [ ]. Funds actually received on the mortgage loans may consist of expected, scheduled payments, and unexpected payments resulting from prepayments or defaults by borrowers, liquidation of defaulted mortgage loans, or repurchases of mortgage loans under the circumstances described in this prospectus supplement.

         WE EXPLAIN HOW PRINCIPAL IS PAID ON THE CERTIFICATES UNDER "DESCRIPTION OF THE CERTIFICATES--DISTRIBUTIONS OF PRINCIPAL" IN THIS PROSPECTUS SUPPLEMENT.

[PREPAYMENT PENALTIES ON THE MORTGAGE LOANS

         The holder of the Class [ ] Certificate will be entitled to receive any prepayment penalties received on the mortgage loans. These amounts will not be available to make payments on other classes of certificates.

         SEE "DESCRIPTION OF THE CERTIFICATES" AND "DESCRIPTION OF THE MORTGAGE POOL--GENERAL" IN THIS PROSPECTUS SUPPLEMENT.]

LIMITED RECOURSE

         The only source of cash available to make interest and principal payments on the certificates will be the assets of the trust fund. The trust fund will have no other source of cash and no entity other than the trust fund will be required or expected to make any payments on the certificates.

ENHANCEMENT OF LIKELIHOOD OF PAYMENT ON THE CERTIFICATES

[Describe any applicable financial guaranty insurance policy or guarantee.]

[SUBORDINATION OF PAYMENTS

         The [ ] certificates will have a payment priority as a group over the Class [ ] Certificates both for payments of interest and payments of principal. No amounts will be paid to the Holder of the Class [ ] Certificate on any distribution date until all amounts due to the senior certificates and the Class
[ ] Certificates on that date have been paid and overcollateralization has reached the required level.]

[OVERCOLLATERALIZATION

         On the closing date, the total principal balance of the mortgage loans is expected to [approximately equal the total principal amount of the certificates]. Any interest received on the mortgage loans in excess of the amount needed to pay interest on the certificates and some of the expenses and fees of the trust fund will be used to reduce the total principal amount of the certificates to a level set by the rating agencies until the mortgage loans have a total principal balance that exceeds the total outstanding principal amount of the certificates by the amount required by the rating agencies. This condition is referred to as "overcollateralization." We cannot assure you that sufficient interest will be generated by the mortgage loans to create overcollateralization, to increase overcollateralization to the level required by the rating agencies, or to maintain it at that level.

         SEE "RISK FACTORS--POTENTIAL INADEQUACY OF CREDIT ENHANCEMENT FOR THE CLASS [ ] CERTIFICATES" AND "DESCRIPTION OF THE CERTIFICATES--CREDIT ENHANCEMENT--SUBORDINATION" AND "--OVERCOLLATERALIZATION" IN THIS PROSPECTUS SUPPLEMENT.]

[ALLOCATION OF LOSSES

         As described in this prospectus supplement, amounts representing losses on the mortgage loans in excess of overcollateralization will be applied to reduce the principal amount of the Class [ ] Certificates until their principal amount has been reduced to zero.

         o If a loss has been allocated to reduce the principal amount of your Class [ ] Certificate, you will receive no payment in respect of that reduction at that time.

         o After overcollateralization has been created and has been increased to the required level, you will receive the amount of that loss if there are sufficient funds to pay you, as described in this prospectus supplement, but you will not receive any interest on that amount.

         o After the principal amount of the Class [ ] Certificates has been reduced to zero, amounts representing losses on the mortgage loans will be paid to holders of the senior certificates by [ ], to the extent funds available are insufficient to cover these losses.

         SEE "DESCRIPTION OF THE CERTIFICATES--CREDIT ENHANCEMENT--ALLOCATION OF LOSSES" AND "THE INSURANCE POLICY" IN THIS PROSPECTUS SUPPLEMENT.]

THE MORTGAGE LOANS

         On the closing date, which is expected to be on or about [ ], the assets of the trust fund will consist of [two] pools of mortgage loans with a total principal balance of approximately $[ ]. The mortgage loans will be secured by mortgages, deeds of trust, or other security instruments, all of which are referred to in this prospectus supplement as mortgages.

         [Description of mortgage loans.]

         [Description of pre-funding account and additional mortgage loans as applicable.]

         [The mortgage loans in the trust fund will not be insured or guaranteed by any government agency.]

         SEE "DESCRIPTION OF THE MORTGAGE POOL" IN THIS PROSPECTUS SUPPLEMENT FOR A GENERAL DESCRIPTION OF THE MORTGAGE LOANS AND "[ORIGINATOR/SERVICER]" IN THIS PROSPECTUS SUPPLEMENT FOR A DESCRIPTION OF THE UNDERWRITING GUIDELINES APPLIED IN ORIGINATING THE MORTGAGE LOANS.

[THE PRE-FUNDING ACCOUNT

         On the closing date, approximately $[ ] will be deposited by [ ] in a pre-funding account maintained by [ ]. It is intended that additional mortgage loans will be sold to the trust fund by the depositor from time to time, from [ ] until [ ], paid for with the funds on deposit in the pre-funding account.

         [Description of pre-funding account and additional mortgage loans as applicable.]

         SEE "DESCRIPTION OF THE CERTIFICATES--PRE-FUNDING ACCOUNT" IN THIS PROSPECTUS SUPPLEMENT.]

SERVICING OF THE MORTGAGE LOANS

         The mortgage loans will be serviced by [ ].

         SEE "[ORIGINATOR/SERVICER]" AND "THE POOLING AND SERVICING AGREEMENT" IN THIS PROSPECTUS SUPPLEMENT.

OPTIONAL PURCHASE OF MORTGAGE LOANS

         [ ] will have the option to purchase all of the mortgage loans and the other property of the trust fund, [other than the insurance policy], after the total principal balance of the mortgage loans declines to less than [ ]% of their initial total principal balance; if [ ] does not exercise that option, [ ] may purchase the Mortgage Loans and other property of the trust fund.

         If the mortgage loans and other assets are purchased, the certificateholders will be paid accrued interest and principal equal to the outstanding principal amount of the certificates.

         SEE "DESCRIPTION OF THE CERTIFICATES--OPTIONAL PURCHASE OF MORTGAGE LOANS; TERMINATION OF THE TRUST FUND" IN THIS PROSPECTUS SUPPLEMENT FOR A DESCRIPTION OF THE PURCHASE PRICE TO BE PAID FOR THE MORTGAGE LOANS.

TAX STATUS

         [The Trust Fund will make one or more elections to treat certain assets of the trust as a real estate mortgage investment conduit (each, a "REMIC") for federal income tax purposes. The Class [ ] Certificates will represent regular interests in a REMIC and generally will be treated as debt instruments for federal income tax purposes. The Class [R] Certificates will represent the residual interest in each REMIC.]

         [Alternatively, grantor trust, partnership or FASIT status to be described as applicable.]

         SEE "MATERIAL FEDERAL INCOME TAX CONSIDERATIONS" IN THIS PROSPECTUS SUPPLEMENT AND IN THE ACCOMPANYING PROSPECTUS FOR ADDITIONAL INFORMATION CONCERNING THE APPLICATION OF FEDERAL INCOME TAX LAWS TO THE CERTIFICATES.

ERISA CONSIDERATIONS

         The Offered Certificates may be acquired by employee benefit plans and other retirement arrangements, subject to certain conditions.

         SEE "ERISA CONSIDERATIONS" IN THIS PROSPECTUS SUPPLEMENT AND IN THE PROSPECTUS FOR A MORE COMPLETE DISCUSSION OF THESE ISSUES.

LEGAL INVESTMENT CONSIDERATIONS

         [Only the Class [ ] Certificates] will constitute "mortgage related securities" for purposes of the Secondary Mortgage Market Enhancement Act of (1984.)

         There are other restrictions on the ability of some types of investors to purchase the certificates that prospective investors should consider.

         SEE "LEGAL INVESTMENT CONSIDERATIONS" IN THIS PROSPECTUS SUPPLEMENT AND IN THE PROSPECTUS.

RATINGS OF THE CERTIFICATES

         The certificates will initially have the following ratings from [ ]:


Class               [Rating Agency]   [Rating Agency]
[   ]               [   ]             [   ]
[   ]               [   ]             [   ]
[   ]               [   ]             [   ]

These ratings are not recommendations to buy, sell or hold these certificates. A rating may be changed or withdrawn at any time by the assigning rating agency.

         o The ratings do not address the possibility that, as a result of principal prepayments, the yield on your certificates may be lower than anticipated.

         SEE "RATINGS" IN THIS PROSPECTUS SUPPLEMENT FOR A MORE COMPLETE DISCUSSION OF THE CERTIFICATE RATINGS.

                                  RISK FACTORS

         THE FOLLOWING INFORMATION, WHICH YOU SHOULD CAREFULLY CONSIDER, IDENTIFIES CERTAIN SIGNIFICANT SOURCES OF RISK ASSOCIATED WITH AN INVESTMENT IN THE CERTIFICATES. YOU SHOULD ALSO CAREFULLY CONSIDER THE INFORMATION SET FORTH UNDER "RISK FACTORS" IN THE PROSPECTUS.

[SOME OF THE LOANS IN THE MORTGAGE POOL ARE MORE LIKELY TO DEFAULT THAN OTHERS, AND HIGHER THAN EXPECTED DEFAULTS ON THESE LOANS COULD REDUCE THE YIELD ON YOUR CERTIFICATES

         The payment schedules for most of the mortgage loans in the pool require the borrower to pay off the principal balance of the loan gradually over the life of the loan. Some of the mortgage loans in the pool, however, have payment schedules under which the borrowers makes relatively small payments of principal over the life of the loan, and then must make a large final payment at maturity that pays off the entire principal balance outstanding. This final payment is usually much larger than the previous monthly payments. Because the borrower's ability to make this final payment usually depends on the ability to refinance the loan or sell the underlying property, the risk of default is greater than on other types of loans. High rates of default on these types of loans in the pool will result in greater losses on your certificates.

The ability of a borrower to refinance the type of loan described above or sell the mortgaged property will depend upon a number of factors, including:

         o        the level of mortgage interest rates;

         o         the borrower's equity in the mortgage property;

         o         general economic conditions; and

         o         the availability of credit.

We cannot predict how these factors will affect the default rate of these mortgage loans in the pool. You should refer to "Description of the Mortgage Pool" for information on the percentage of loans in the mortgage loan pool that consists of these loans.]

[MORTGAGE LOAN INTEREST RATES MAY LIMIT INTEREST RATES ON THE CERTIFICATES

         [LIBOR may increase or decrease at different times and in different amounts than the index applicable to the adjustable rate mortgage loans]

[The trust fund will include a reserve fund whose primary asset will be [describe as applicable]].

SEE "DESCRIPTION OF THE CERTIFICATES--THE RESERVE FUND" IN THIS PROSPECTUS SUPPLEMENT. FOR DETAILED INFORMATION ON THE INTEREST RATES OF THE MORTGAGE LOANS, SEE "DESCRIPTION OF THE MORTGAGE POOL" IN THIS PROSPECTUS SUPPLEMENT.]

[POTENTIAL INADEQUACY OF CREDIT ENHANCEMENT FOR THE CLASS [   ] CERTIFICATES

         The Class [ ] Certificates are not insured by any financial guaranty insurance policy. The overcollateralization feature described in this prospectus supplement is intended to enhance the likelihood that holders of Class [ ] Certificates will receive regular payments of interest and principal, but is limited in nature and may be insufficient to cover all losses on the mortgage loans or shortfalls in interest payments on the mortgage loans.

In order to create, increase and maintain overcollateralization, it will be necessary that the mortgage loans generate more interest than is needed to pay interest on the certificates as well as fees and expenses of the trust fund and other amounts that are described in this prospectus supplement. We expect that the mortgage loans will generate more interest than is needed to pay those amounts, at least during some periods, because the weighted average of the interest rates on the mortgage loans will be higher, at the time the certificates are issued, than the weighted average of the interest rates on the certificates. We cannot assure you, however, that enough excess interest will be generated to reach the overcollateralization levels required by the rating agencies. The following factors will affect the amount of excess interest that the mortgage loans will generate:

         o PREPAYMENTS. Every time a mortgage loan with an interest rate higher than the weighted average of the interest rates on the certificates is prepaid, total excess interest after the date of prepayment will be reduced because that mortgage loan will no longer be outstanding and generating interest. The effect on your certificates of this reduction will be influenced by the amount of prepaid loans and the characteristics of the prepaid loans. Prepayment of a disproportionately high number of high interest rate mortgage loans would have a greater negative effect on future excess interest.

         o DEFAULTS. The rate of defaults on the mortgage loans may turn out to be higher than expected. Defaulted mortgage loans may be liquidated, and liquidated mortgage loans will no longer be outstanding and generating interest.

         o LEVEL OF LIBOR. If LIBOR increases, more money will be needed to pay interest to certificateholders, so less money will be available as excess interest.]

[SPECIAL RISKS FOR THE CLASS [   ]  CERTIFICATES

         The rights of holders of Class [ ] Certificates to receive payments of interest are subordinate to the rights of holders of senior certificates to receive payments of interest, and the rights of holders of Class [ ] Certificates to receive payments of principal are subordinate to the rights of holders of senior certificates to receive payments of principal.

         In addition, you should consider the following:

         o If you buy a Class [ ] Certificate and losses on the mortgage loans exceed excess interest and any overcollateralization that has been created, the principal amount of your certificate will be reduced proportionately with the principal amounts of the other Class [ ] Certificates by the amount of that excess;

         o If, after overcollateralization is created in the required amount, the mortgage loans generate interest in excess of the amount needed to pay interest and principal on the certificates and fees and expenses of the trust fund, the excess interest will be used to pay you and other holders of Class [ ] Certificates the amount of any reduction in the principal balances of the Class [ ] Certificates caused by application of losses.

         o We cannot assure you, however, that any excess interest will be generated and, in any event, no interest will be paid to you on the amount by which your principal balance was reduced because of the application of losses.

SEE "DESCRIPTION OF THE CERTIFICATES--CREDIT ENHANCEMENT--SUBORDINATION" AND "--ALLOCATION OF LOSSES" IN THIS PROSPECTUS SUPPLEMENT.]

[EFFECT OF LACK OF PRIMARY MORTGAGE INSURANCE ON THE CLASS [   ] CERTIFICATES

         Approximately [ ]% of the mortgage loans have loan-to-value ratios greater than 80%. None of the mortgage loans are covered by a primary mortgage insurance policy. If borrowers default on their mortgage loans, there is a greater likelihood of losses than if the loans were insured. We cannot assure you that the applicable credit enhancement will be adequate to cover those losses.

SEE "DESCRIPTION OF THE CERTIFICATES--CREDIT ENHANCEMENT--SUBORDINATION" AND "--ALLOCATION OF LOSSES" IN THIS PROSPECTUS SUPPLEMENT.]

UNPREDICTABILITY AND EFFECT OF PREPAYMENTS

         Borrowers may prepay their mortgage loans in whole or in part at any time; [however, approximately [ ]% of the mortgage loans require the payment of a prepayment penalty in connection with some voluntary prepayments, which may discourage these borrowers from prepaying their mortgage loans]. Prepayments of principal may also be caused by liquidations of or insurance payments on the mortgage loans. A prepayment of a mortgage loan will usually result in a prepayment on the certificates.

         The prepayment experience on the mortgage loans may affect the average life of the certificates. The rate of principal payments on the mortgage loans is from time to time influenced by a variety of economic, demographic, geographic, social, tax, legal and other factors. There can be no assurance as to the rate of prepayment on the mortgage loans or that the rate of payments will conform to the model described in this prospectus supplement.

         If prevailing interest rates fall significantly below the interest rates on the mortgage loans, principal prepayments are likely to be higher than if prevailing rates remain at or above the interest rates on the mortgage loans. As a result, the actual maturity of the certificates could occur significantly earlier than expected. Conversely, if prevailing interest rates rise significantly above the interest rates on the mortgage loans, principal prepayments are likely to be lower than if prevailing rates remain at or below the interest rates on the mortgage loans and the maturity of the certificates could occur significantly later than expected. In addition, some prepayments may result in the collection of less interest than would otherwise be the case in the month of prepayment.

         o If you purchase your certificates at a discount and principal is repaid more slowly than you anticipate, then your yield may be lower than you anticipate.

         o If you purchase your certificates at a premium and principal is repaid faster than you anticipate, then your yield may be lower than you anticipate.

         SEE "YIELD CONSIDERATIONS" IN THIS PROSPECTUS SUPPLEMENT FOR A DESCRIPTION OF FACTORS THAT MAY INFLUENCE THE RATE AND TIMING OF PREPAYMENTS ON THE MORTGAGE LOANS.

GEOGRAPHIC CONCENTRATION OF MORTGAGE LOANS

         Approximately [ ]% of the mortgage loans expected to be in the pool on the closing date are secured by properties in [California]. Delinquencies, defaults and losses on the mortgage loans may be higher than if fewer of the mortgage loans were concentrated in one state because the following conditions in [California] will have a disproportionate impact on the mortgage loans in general:

         o Declines in the [California] residential real estate market may reduce the values of properties located in that state, which would result in an increase in the loan-to-value ratios.

         o Properties in [California] may be more susceptible than homes located in other parts of the country to some types of uninsured hazards, such as earthquakes, as well as floods, wildfires, mudslides and other natural disasters.

         Natural disasters affect regions of the United States from time to time, and may result in increased losses on mortgage loans in those regions, or in insurance payments that will constitute prepayments of those mortgage loans.

         FOR ADDITIONAL INFORMATION REGARDING THE GEOGRAPHIC DISTRIBUTION OF THE MORTGAGE LOANS IN EACH POOL, SEE THE APPLICABLE TABLE UNDER "DESCRIPTION OF THE MORTGAGE POOL" IN THIS PROSPECTUS SUPPLEMENT.

REAL ESTATE MARKET MAY AFFECT PERFORMANCE OF MORTGAGE LOANS

         A decline in the real estate values or in economic conditions generally could increase the rates of delinquencies, foreclosures and losses on the mortgage loans to a level that is significantly higher than those experienced currently; and no assurance can be given that values of the properties securing the mortgage loans will not decline since the date of origination of the mortgage loan. If the credit enhancement described in this prospectus supplement is not enough to protect your certificates from these losses, the yield on your certificates may be reduced.

[EARLY PRINCIPAL PAYMENT FROM CASH REMAINING IN PRE-FUNDING  ACCOUNT

         If the cash in the pre-funding account on the closing date is not used to acquire additional mortgage loans by [ ], then that cash will be [paid to you on a proportionate basis with the other certificateholders in reduction of the principal balance of your certificates.] If the amount of that cash is substantial, you will receive a significant unexpected early payment of principal in (or before) [ ]. We cannot assure you that you will be able to reinvest that money in another investment with a comparable yield.]

YOU WILL NOT RECEIVE PHYSICAL CERTIFICATES, WHICH CAN CAUSE DELAYS IN DISTRIBUTIONS AND HAMPER YOUR ABILITY TO PLEDGE OR RESELL YOUR CERTIFICATES

         Unless you are the purchaser of the residual certificates, your ownership of the certificates will be registered electronically with DTC. The lack of physical certificates could:

         o result in payment delays on the certificates because the trustee will be sending distributions on the certificates to DTC instead of directly to you;

         o make it difficult for you to pledge your certificates if physical certificates are required by the party demanding the pledge; and

         o could hinder your ability to resell the certificates because some investors may be unwilling to buy certificates that are not in physical form.

         SEE "DESCRIPTION OF THE CERTIFICATES--BOOK-ENTRY REGISTRATION" IN THIS PROSPECTUS SUPPLEMENT.

LIMITED ABILITY TO RESELL CERTIFICATES

         The underwriter is not required to assist in resales of the certificates, although it may do so. A secondary market for any class of certificates may not develop. If a secondary market does develop, it might not continue or it might not be sufficiently liquid to allow you to resell any of your certificates. The certificates will not be listed on any securities exchange.

[Additional risk factors to be provided as applicable.]

                         DESCRIPTION OF THE CERTIFICATES

GENERAL

         The [ ] Pass-Through Certificates will consist of the following
Classes: [ ] (together, the "Certificates").

         The [ ] Certificates are referred to in this prospectus supplement as the "Senior Certificates." Only the Class [ ] Certificates (the "Offered Certificates") are offered by this prospectus supplement. The Class [ ] Certificates are referred to in this prospectus supplement as the "LIBOR Certificates." The Class [ ] Certificates are referred to in this prospectus supplement as the "Subordinate Certificates." The Class R Certificate is also referred to as the "Residual Certificate."

         The Class [ ] Certificate will be issued as a single Certificate in fully registered, certificated form.

         The Certificates represent beneficial ownership interests in a trust fund (the "Trust Fund"), the assets of which consist primarily of (1) [describe mortgage loans] mortgage loans (the "Mortgage Loans"), (2) the assets that from time to time are identified as deposited in respect of the Mortgage Loans in the Collection Account and the Certificate Account (each as defined in this prospectus supplement), (3) property acquired by foreclosure of Mortgage Loans or deed in lieu of foreclosure, (4) any applicable insurance policies and all proceeds of these insurance policies, and (5) [describe other assets, as applicable].

         Each Class of Offered Certificates will be issued in the respective approximate initial total principal amount set forth or described on the cover page of this prospectus supplement. The total principal amount of each Class of Offered Certificates is referred to in this prospectus supplement as the "Class Principal Amount" for that Class. The Class [ ] Certificate will be issued without a principal amount or interest rate, and will be entitled only to the amounts that are described in this prospectus supplement. The total Certificate Principal Amount (as defined in this prospectus supplement) of the Certificates and the initial Class Principal Amount of each Class of Offered Certificates may be increased or decreased by up to 5% to the extent that the Cut-off Date Balance (as defined in this prospectus supplement) of the Mortgage Loans is increased or decreased as described under "Description of the Mortgage Pools" in this prospectus supplement.

         Distributions on the Certificates will be made on the [25th] day of each month or, if the [25th] day is not a Business Day, on the next succeeding Business Day, commencing in [ ] (each, a "Distribution Date"), to Certificateholders of record on the applicable Record Date. The "Record Date" for each Distribution Date will be the close of business on the last Business Day of the calendar month immediately preceding the month in which that Distribution Date occurs.

         o A "Business Day" is generally any day other than a Saturday or Sunday or a day on which banks in New York or [California] are closed.

         Distributions on the Offered Certificates will be made to each registered holder entitled to the distributions, either (1) by check mailed to the Certificateholder's address as it appears on the books of the Trustee (as defined in this prospectus supplement), or (2) at the request, submitted to the Trustee in writing at least five Business Days prior to the related Record Date, of any holder of an Offered Certificate (at the holder's expense) in immediately available funds; provided, that the final distribution in respect of any Certificate will be made only upon presentation and surrender of the Certificate at the Corporate Trust Office (as defined in this prospectus supplement) of the Trustee. See "-- The Trustee" in this prospectus supplement.

[PRE-FUNDING ACCOUNT

         On the Closing Date approximately $[ ] (the "Pre-Funded Amount") will be deposited in an account (the "Pre-Funding Account") maintained by [ ], which account shall be part of the trust fund. During the period (the "Pre-Funding Period") from [ ] until [ ], the Pre-Funding Amount will be maintained in the Pre-Funding Account. The Pre-Funded Amount will be reduced during the Pre-Funding Period by the amount of Subsequent Mortgage Loans (as defined in this prospectus supplement) deposited in the trust fund in accordance with the Pooling and Servicing Agreement. During the Pre-Funding Period, the Pre-Funded Amount will be used only to purchase Subsequent Mortgage Loans. Immediately following the Pre-Funding Period, any Pre-Funded Amount remaining will be distributed to [to be provided as applicable].

         Amounts on deposit in the Pre-Funding Account will be invested in [to be provided as applicable] and all investment earnings on amounts on deposit in the Pre-Funding Account will be distributed to [to be provided as applicable] following the Pre-Funding Period.]

BOOK-ENTRY REGISTRATION

         GENERAL

         The Offered Certificates (the "Book-Entry Certificates") will be issued, maintained and transferred on the book-entry records of The Depository Trust Company ("DTC") in the United States [, or through Clearstream Luxembourg, societe anonyme ("Clearstream Luxembourg") or the Euroclear System ("Euroclear") in Europe] and through [its/their] participating organizations (each, a "Participant"). The Book-Entry Certificates will be issued in minimum denominations in principal amount of $25,000 and integral multiples of $1 in excess of $25,000.

         Each Class of Book-Entry Certificates will be represented by one or more certificates registered in the name of the nominee of DTC. Deutsche Alt-A Securities, Inc. (the "Depositor") has been informed by DTC that DTC's nominee will be Cede & Co. [Clearstream Luxembourg and Euroclear will hold omnibus positions on behalf of their Participants through customers' securities accounts in Clearstream Luxembourg's and Euroclear's names on the books of their respective depositaries, which in turn will hold positions in customers' securities accounts in the depositaries' names on the books of DTC.] No person acquiring an interest in a Book-Entry Certificate (each, a "Beneficial Owner") will be entitled to receive a certificate representing an interest (a "Definitive Certificate"), except as set forth below under "--Definitive Certificates" and in the Prospectus under "Description of the Certificates--Book-Entry Registration and Definitive Securities -- Definitive Securities."

         Unless and until Definitive Certificates are issued, it is anticipated that:
         o the only "Certificateholder" of the Offered Certificates will be Cede & Co., as nominee of DTC, and Beneficial Owners will not be Certificateholders as that term is used in the Pooling and Servicing Agreement (as defined in this prospectus supplement).

         o Beneficial Owners will receive all distributions of principal of, and interest on, the Offered Certificates from the Trustee through DTC [, Clearstream Luxembourg or Euroclear, as applicable,] and [its/their] Participants.

         o while the Offered Certificates are outstanding, under the rules, regulations and procedures creating and affecting DTC [Clearstream Luxembourg and Euroclear] and [its/their] operations, DTC [Clearstream Luxembourg and Euroclear] [is/are] required to make book-entry transfers among Participants on whose behalf it acts with respect to the Offered Certificates and is required to receive and transmit distributions of principal of, and interest on, the Offered Certificates. Participants and indirect participants with whom Beneficial Owners have accounts with respect to Offered Certificates are similarly required to make book-entry transfers and receive and transmit distributions on behalf of their respective Beneficial Owners. Accordingly, although Beneficial Owners will not possess certificates, DTC [Clearstream Luxembourg and Euroclear] [has/have] in place a mechanism by which Beneficial Owners will receive distributions and will be able to transfer their interest.

         None of the Depositor, [ ], the Servicer or the Trustee [or additional parties] (as those terms are defined in this prospectus supplement) will have any responsibility for any aspect of the records relating to or payments made on account of beneficial ownership interests of the Book-Entry Certificates held by Cede & Co., as nominee for DTC, or for maintaining, supervising or reviewing any records relating to those beneficial ownership interests.

         For a more complete description of book-entry registration and clearance and the rules and regulations governing DTC [,Clearstream Luxembourg and Euroclear], see "Description of the Securities -- Book-Entry Registration and Definitive Securities" in the Prospectus" [and "Global Clearance, Settlement and Tax Documentation Procedures" in Annex I to this Prospectus Supplement].

         DEFINITIVE CERTIFICATES

         Definitive Certificates will be issued to Beneficial Owners or their nominees, respectively, rather than to DTC or its nominee, only under the limited conditions set forth in the Prospectus under " Description of the Securities -- Book-Entry Registration and Definitive Securities -- Definitive Securities." Upon the occurrence of an event described in that section, the Trustee is required to direct DTC to notify Participants who have ownership of Book-Entry Certificates as indicated on the records of DTC of the availability of Definitive Certificates for their Book-Entry Certificates. Upon surrender by DTC of the Definitive Certificates representing the Book-Entry Certificates and upon receipt of instructions from DTC for re-registration, the Trustee will re-issue the Book-Entry Certificates as Definitive Certificates in the respective principal amounts owned by individual Beneficial Owners, and thereafter the Trustee will recognize the holders of the Definitive Certificates as Certificateholders under the Pooling and Servicing Agreement.

DISTRIBUTIONS OF INTEREST

         The amount of interest distributable on each Distribution Date in respect of each Class of Certificates (other than the Class [ ] Certificate) will equal the sum of [to be provided as applicable]. Interest will accrue on the Offered Certificates on the basis of a 360-day year and the actual number of days in each Accrual Period.

         o The "Interest Rate" for each Class of Certificates will be the applicable annual rate described below.

         [If [ ] does not exercise its option to purchase the Mortgage Loans when it is first entitled to do so, as described under "-- Optional Purchase of Mortgage Loans; Termination of the Trust Fund" in this prospectus supplement, then with respect to each succeeding Distribution Date, the [ ] will be increased to %]. Subject to the preceding proviso, the Interest Rates for the Class [ ] Certificates will be the applicable annual rate determined as follows:

         o        [To be provided as applicable].

         o The "Net Mortgage Rate" for any Mortgage Loan equals the Mortgage Rate of the Mortgage Loan MINUS the Total Expense Rate (as defined in this prospectus supplement).

         o The "Total Expense Rate" for each Distribution Date is the sum of [the Servicing Fee Rate and the Trustee Fee Rate (each as defined in this prospectus supplement)].

         The "Certificate Principal Amount" of any Offered Certificate for any date of determination will equal that Certificate Principal Amount on [ ] (the "Closing Date") as reduced by all amounts previously distributed on that Certificate in respect of principal and, in the case of a Class [ ] Certificate, any Applied Loss Amount (as defined in this prospectus supplement) previously allocated to that Certificate.

         For each Distribution Date, the "Accrual Period" applicable to each Class of Offered Certificates will be the period beginning on the immediately preceding Distribution Date (or on the Closing Date, in the case of the first Accrual Period) and ending on the day immediately preceding the related Distribution Date.

         o The "Interest Remittance Amount" for any Distribution Date will equal the sum of [to be provided as applicable].

         On each Distribution Date, the Interest Remittance Amount will be distributed in the following order of priority:

         [To be provided as applicable.]

         When a principal prepayment in full is made on a Mortgage Loan, the borrower is charged interest only to the date of the prepayment, instead of for a full month, with a resulting reduction in interest payable for the month during which the prepayment is made. Prepayments in part will be applied as of the date of receipt. Full or partial prepayments (or proceeds of other liquidations) received in any Prepayment Period will be distributed to holders of Offered Certificates on the Distribution Date following that Prepayment Period. To the extent that, as a result of a full or partial prepayment, a borrower is not required to pay a full month's interest on the amount prepaid, a shortfall (a "Prepayment Interest Shortfall") in the amount available to make distributions of interest on the Certificates could result. A Prepayment Interest Shortfall will result from a prepayment in full only if that prepayment is received on or after the [16th] day of a calendar month. If a prepayment in full is received on or prior to the [15th] day of a calendar month, there will be an excess of interest over one month's interest for that Mortgage Loan ("Prepayment Interest Excess") available for distribution to Certificateholders on the related Distribution Date. The Servicer is obligated to fund Prepayment Interest Shortfalls that exceed Prepayment Interest Excess, but only in an amount up to the total of the Servicing Fees for the applicable Distribution Date. See "The Pooling and Servicing Agreement -- Prepayment Interest Shortfalls" in this prospectus supplement. Any of these payments by the Servicer is referred to in this prospectus supplement as "Compensating Interest." Any Prepayment Interest Shortfalls not funded by the Servicer ("Net Prepayment Interest Shortfalls") will reduce the Interest Remittance Amount available for distribution on the related Distribution Date.

[DETERMINATION OF INDEX

         On the second Business Day preceding the beginning of each Accrual Period (each date, an "Index Determination Date"), the Trustee will determine the Index for that Accrual Period.

         On each Index Determination Date, the Index for the next succeeding Accrual Period will be established by the Trustee as follows:

         [To be provided as applicable.]]

DISTRIBUTIONS OF PRINCIPAL

         Distributions of principal on the Class [ ] Certificates will be made primarily from [to be provided as applicable.]

         o The "Principal Distribution Amount" for [each Mortgage Pool for] any Distribution Date will be equal to the sum of [to be provided as applicable].

         o The "Principal Remittance Amount" for [each Mortgage Pool for] any Distribution Date will be equal to the sum of [to be provided as applicable.]

         o The "Due Period" for any Distribution Date is the one-month period beginning on [the second day of the calendar month immediately preceding the month in which that Distribution Date occurs and ending on the first day of the month in which that Distribution Date occurs.]

         o The "Prepayment Period" for each Distribution Date is the one-month period beginning on the Cut-off Date, in the case of [the first Distribution Date, and on the day immediately following the close of the immediately preceding Prepayment Period, in the case of each subsequent Distribution Date, and ending on the [ ]th day (or if that day is not a Business Day, the immediately preceding Business Day) of the month in which that Distribution Date occurs].

         On each Distribution Date, the Principal Distribution Amount will be distributed in the following order of priority:

         [To be provided as applicable].

CREDIT ENHANCEMENT

         Credit enhancement for the Offered Certificates consists of [the Insurance Policy, the subordination of the Subordinate Certificates, the priority of application of Realized Losses (as defined in this prospectus supplement) and overcollateralization], in each case as described in this prospectus supplement. [The Insurance Policy is described under "The Insurance Policy" below.]

[SUBORDINATION

         The rights of holders of the Class [ ] Certificates to receive distributions with respect to the Mortgage Loans will be subordinated, to the extent described in this prospectus supplement, to the rights of holders of the Senior Certificates, as described under "-- Distributions of Interest" and "-- Distributions of Principal." This subordination is intended to enhance the likelihood of regular receipt by holders of Senior Certificates of the full amount of interest and principal distributable on the Senior Certificates, and to afford holders of Senior Certificates limited protection against Realized Losses incurred on the Mortgage Loans.

         No amounts will be distributed to the holder of the Class [ ] Certificate until all amounts due to the holders of the Class [ ] Certificates have been distributed.

         The limited protection afforded to holders of Class [ ] Certificates by means of the subordination of Subordinate Certificates having a lower priority of distribution will be accomplished by the preferential right of holders of Offered Certificates to receive, prior to any distribution in respect of interest or principal, respectively, being made on any Distribution Date in respect of Certificates having a lower priority of distribution, the amounts of interest due them and principal available for distribution, respectively, on that Distribution Date.]

[ALLOCATION OF LOSSES

         If a Mortgage Loan becomes a Liquidated Mortgage Loan during any Prepayment Period, the related Net Liquidation Proceeds, to the extent allocable to principal, may be less than the outstanding principal balance of the Mortgage Loan. The amount of that insufficiency is a "Realized Loss." Realized Losses on Mortgage Loans will have the effect of reducing amounts distributable in respect of, first, the Class [ ] Certificate (both through the application of Monthly Excess Interest to fund the deficiency and through a reduction in the Overcollateralization Amount for the related Distribution Date), and second, the Class [ ] Certificates, before reducing amounts distributable in respect of the Senior Certificates.

         o A "Liquidated Mortgage Loan" is, in general, a defaulted Mortgage Loan as to which the Servicer has determined that all amounts that it expects to recover in respect of that Mortgage Loan have been recovered (exclusive of any possibility of a deficiency judgment).

         To the extent that Realized Losses occur, those Realized Losses will reduce the Total Loan Balance, and thus may reduce the Overcollateralization Amount. As described in this prospectus supplement, the Overcollateralization Amount is created, increased and maintained by application of Monthly Excess Cashflow to make distributions of principal on the Offered Certificates.

         If on any Distribution Date after giving effect to all Realized Losses incurred during the related Due Period and distributions of principal on that Distribution Date, the total Certificate Principal Amount of the Certificates exceeds the Total Loan Balance for that Distribution Date (this excess, an "Applied Loss Amount"), the Class Principal Amount of the Class [ ] Certificates will be reduced by that amount, until the Class Principal Amount of the Class [ ] Certificates has been reduced to zero. The Class Principal Amounts of the Senior Certificates will not be reduced by allocation of Applied Loss Amounts.

         Holders of Class [ ] Certificates will not receive any distributions in respect of Applied Loss Amounts, except to the extent of available Monthly Excess Cashflow as described below.]

         [OVERCOLLATERALIZATION

         The weighted average Net Mortgage Rate of the Mortgage Loans is generally expected to be higher than the weighted average of the interest rates of the Certificates, thus generating excess interest collections. To the extent described in this prospectus supplement, Monthly Excess Interest will be applied on any Distribution Date in reduction of the Certificate Principal Amounts of the Offered Certificates. This application of interest collections as distributions of principal will cause the total Certificate Principal Amount of the Certificates to amortize more rapidly than the Total Loan Balance, creating, increasing and maintaining overcollateralization. However, Realized Losses will reduce overcollateralization, and could result in an Overcollateralization Deficiency.

         For each Distribution Date, the Monthly Excess Interest and any Excess Principal will be the "Monthly Excess Cashflow," which will be in the following order of priority:

         [To be provided as applicable.]]

         [THE RESERVE FUND

         The Reserve Fund will be an asset of the Trust Fund but not of the REMIC. The holder of the Residual Certificate will be the owner of the Reserve Fund, and amounts on deposit in the Reserve Fund will be invested at the direction of the holder of the Residual Certificate as provided in the Pooling and Servicing Agreement. The Reserve Fund will consist of [to be provided as applicable].

         Withdrawals will be made from the Reserve Fund for the benefit of the Offered Certificates as described under "Overcollateralization" above.

         The only asset of the Reserve Fund on the Closing Date will be [to be provided as applicable.]

         If on any Distribution Date the sum of the amount on deposit in the Reserve Fund and the Overcollateralization Amount exceeds the Targeted Overcollateralization Amount, the excess will be released to the Residual Certificateholder, provided that the amount remaining in the Reserve Fund equals or exceeds the reserve fund requirement specified in the Pooling and Servicing Agreement.]

FINAL SCHEDULED DISTRIBUTION DATE

         It is expected that scheduled distributions on the Mortgage Loans, assuming no defaults or losses that are not covered by the limited credit support described in this prospectus supplement, will be sufficient to make timely distributions of interest on the Offered Certificates and to reduce the Class Principal Amount of each Class of the Senior Certificates to zero not later than [ ] and of the Class [ ] Certificates not later than [ ]. As to each Class, the actual final Distribution Date may be earlier or later, and could be substantially earlier, than the applicable Final Scheduled Distribution Date.

REPORTS TO CERTIFICATEHOLDERS

         On each Distribution Date the Trustee will make available to each Certificateholder a statement containing the following information:

         o the amount of principal distributed on that date to holders of each Class of Offered Certificates;

         o the amount of interest distributed on that date to holders of each Class of Offered Certificates;

         o        the Interest Rate applicable to each Class of Offered
                  Certificates;

         o the Class Principal Amount of each Class of Offered Certificates after distributions on that date;

         o the amount of the Servicing Fees and Trustee Fee paid with respect to that date;

         o        the Total Loan Balance as of the related Distribution Date;

         o the amount of any Realized Losses on the Mortgage Loans during the immediately preceding calendar month and total Realized Losses since the Cut-off Date;

         o        the number and aggregate Principal Balance of Mortgage Loans
                  (1) remaining outstanding, (2) delinquent by one, two, three or four or more monthly payments, (3) in foreclosure, and (4) with respect to REO Property; o any amount distributed to the holder of the Residual Certificate; and

         o other information to the extent provided in the Pooling and Servicing Agreement.

OPTIONAL PURCHASE OF MORTGAGE LOANS; TERMINATION OF THE TRUST FUND

         On any Distribution Date after the date on which the Total Loan Balance is less than [ ]% of the Cut-off Date Balance, the holder of the [ ] will (subject to the terms of the Pooling and Servicing Agreement) have the option to purchase the Mortgage Loans, any REO Property and any other related property for a price equal to the sum of (1) 100% of the total outstanding principal balance of the Mortgage Loans plus accrued interest on the Mortgage Loans at the applicable Mortgage Rate, (2) the fair market value of all other property being purchased, (3) any unpaid Servicing Fees and other amounts payable to the Servicer and the Trustee and (4) [ ]; provided, that the purchase price will not be less than the total Certificate Principal Amount of the Offered Certificates, plus accrued interest on the Offered Certificates. If the holder of the [ ] does not exercise that option, the [ ] will then have the same purchase option. If either purchase option is exercised, the Trust Fund will be terminated (this event, an "Optional Termination").

         If the [ ] does not exercise its option as described above when it is first entitled to do so, [to be provided as applicable].

THE TRUSTEE

         [ ], a [ ] banking corporation, will be the Trustee under the Pooling and Servicing Agreement (the "Trustee"). The Trustee will be paid a monthly fee (the "Trustee Fee") calculated as a fixed percentage equal to [ ]% annually (the "Trustee Fee Rate") on the Total Loan Balance. As additional compensation, the Trustee will be entitled to [to be provided as applicable]. The Trustee's "Corporate Trust Office" for purposes of presentment and surrender of the Offered Certificates for the final distribution on the Offered Certificates and for all other purposes is located at [ ], or any address as the Trustee may designate from time to time by notice to the Certificateholders, the Depositor and the Servicer.

[THE INSURANCE POLICY

         The following information has been supplied by [ ] (the "Insurer") for inclusion in this Prospectus Supplement. Accordingly, the Depositor, the Servicer and the Underwriter do not make any representation as to the accuracy and completeness of this information. The Insurer does not accept any responsibility for the accuracy or completeness of this Prospectus Supplement or any information or disclosure contained in this prospectus supplement, or omitted from this prospectus supplement, other than with respect to the accuracy of the information regarding the Certificate Guaranty Insurance Policy (the "Insurance Policy") and the Insurer set forth below under this heading "The Insurance Policy." Additionally, the Insurer makes no representation regarding the Certificates or the advisability of investing in the Certificates.

THE INSURER

         [To be provided as applicable.]

INSURER FINANCIAL INFORMATION

         [To be provided as applicable.]

WHERE YOU CAN OBTAIN ADDITIONAL INFORMATION ABOUT THE INSURER

         [To be provided as applicable.]

FINANCIAL STRENGTH RATINGS OF THE INSURER

         [To be provided as applicable.]

THE INSURANCE POLICY

         [To be provided as applicable.]]

                        DESCRIPTION OF THE MORTGAGE POOL

GENERAL

         The Mortgage Pool will consist of approximately [ ] [description of Mortgage Loans] Mortgage Loans with original terms to maturity from the first due date of the scheduled monthly payment (a "Monthly Payment") of not more than [30] years, having a total Principal Balance as of the Cut-off Date (after giving effect to Monthly Payments due on that date) of approximately $[ ] (the "Cut-off Date Balance"). The Mortgage Loans were originated or acquired by the originators described in this prospectus supplement generally in accordance with the underwriting guidelines described in this prospectus supplement.

         Wherever reference is made in this prospectus supplement to a percentage of some or all of the Mortgage Loans, the percentage is determined (unless otherwise specified) on the basis of the total Principal Balance of the related Mortgage Loans as of the Cut-off Date.

         All of the Mortgage Loans are secured by mortgages or deeds of trust or other similar security instruments creating [to be provided as applicable.] The Mortgage Loans to be included in the Mortgage Pool will be acquired by the Depositor from [ ] ("[ ]"), which acquired the Mortgage Loans from [ ]. See "[Originator/Servicer]" and "The Pooling and Servicing Agreement -- Assignment of Mortgage Loans" in this prospectus supplement.

         Pursuant to its terms, each Mortgage Loan, other than a loan secured by a condominium unit, is required to be covered by a standard hazard insurance policy in an amount generally equal to the lower of the unpaid principal amount of the Mortgage Loan or the replacement value of the improvements on the Mortgaged Property. Generally, a condominium association is responsible for maintaining hazard insurance covering the entire building. See "Description of Mortgage and Other Insurance Hazard -- Insurance on the Loans -- Standard Hazard Insurance Policies" in the Prospectus.

         [Approximately [ ]% of the Mortgage Loans have Loan-to-Value Ratios in excess of 80%. None of those Mortgage Loans or any other Mortgage Loans are covered by primary mortgage insurance policies. The "Loan-to-Value Ratio" of a Mortgage Loan at any time is the ratio of the principal balance of the Mortgage Loan at the date of determination to (a) in the case of a purchase, the lesser of the sale price of the Mortgaged Property and its appraised value at the time of sale, or (b) in the case of a refinance or modification, the appraised value of the Mortgaged Property at the time of refinance or modification.]

         [Approximately [ ]% of the Mortgage Loans are fully amortizing. Approximately [ ]% of the Mortgage Loans will have original terms to maturity that are shorter than their amortization schedules, leaving final payments ("Balloon Payments") due on their maturity dates that are significantly larger than other monthly payments (these loans, "Balloon Loans"). The Balloon Loans are generally expected to have original terms to maturity of [15] years. The ability of the borrower to repay a Balloon Loan at maturity frequently will depend on the borrower's ability to refinance the loan. Any loss on a Balloon Loan as a result of the borrower's inability to refinance the loan will be borne by Certificateholders, to the extent not covered by the applicable credit enhancement. Neither the Servicer nor the Trustee will make any Advances with respect to delinquent Balloon Payments.]

ADJUSTABLE RATE MORTGAGE LOANS

         [Describe adjustment of adjustable rate Mortgage Loans, as applicable.]

[THE INDEX

         The Index applicable to the determination of the Mortgage Rates for the Adjustable Rate Mortgage Loans will be [described as applicable].]

THE MORTGAGE LOANS

         The Mortgage Loans are expected to have the following approximate total characteristics as of the Cut-off Date. Prior to the issuance of the Certificates, the Mortgage Loans may be removed from the Trust Fund as a result of incomplete documentation or otherwise, if the Depositor deems removal necessary or appropriate. In addition, a limited number of other mortgage loans may be included in the Trust Fund prior to the issuance of the Offered Certificates.

Number of Mortgage Loans....................................
Initial Pool Balance........................................ $
Mortgage Rates:.............................................            %
        Weighted Average....................................            % to

        Range .............................................. %
Weighted Average Remaining Term to Maturity (in months).....

         The Principal Balances of the Mortgage Loans range from approximately $[ ] to approximately $[ ]. The Mortgage Loans have an average Principal Balance of approximately $[ ].

         The weighted average Loan-to-Value Ratio at origination of the Mortgage Loans is approximately [ ]%.

         No more than approximately [ ]% of the Mortgage Loans are secured by Mortgaged Properties located in any one zip code area.

         The following tables set forth as of the Cut-off Date the number, total Principal Balance and percentage of the Mortgage Loans having the stated characteristics shown in the tables in each range. (The sum of the amounts of the percentages in the following tables may not equal the totals due to rounding.)

                         CUT-OFF DATE PRINCIPAL BALANCES

                                                                                          PERCENTAGE OF MORTGAGE
 RANGE OF PRINCIPAL BALANCES           NUMBER OF                      TOTAL                   LOANS BY TOTAL
             ($)                     MORTGAGE LOANS             PRINCIPAL BALANCE           PRINCIPAL BALANCE
----------------------------------------------------------------------------------------------------------------
                                                                $                                         %
                                     --------------             -----------------         ----------------

         Total..............                                    $                                   100.00%
                                     ==============             =================         ================

         The average Cut-off Date Principal Balance is approximately $[   ].


                              LOAN-TO-VALUE RATIOS


                                                                                          PERCENTAGE OF MORTGAGE
      RANGE OF ORIGINAL                NUMBER OF                      TOTAL                   LOANS BY TOTAL
  LOAN-TO-VALUE RATIOS (%)           MORTGAGE LOANS             PRINCIPAL BALANCE           PRINCIPAL BALANCE
----------------------------------------------------------------------------------------------------------------
                                                                $                                         %
                                     --------------             -----------------         ----------------

         Total..............                                    $                                 100.00%
                                     ==============             =================         ================

The weighted average original Loan-to-Value Ratio is approximately [ ]%.


                                 MORTGAGE RATES


                                                                                          PERCENTAGE OF MORTGAGE
      RANGE OF MORTGAGE                NUMBER OF                      TOTAL                   LOANS BY TOTAL
          RATES (%)                  MORTGAGE LOANS             PRINCIPAL BALANCE           PRINCIPAL BALANCE
----------------------------------------------------------------------------------------------------------------
                                                                $                                         %
                                     --------------             -----------------         ----------------

         Total..............                                    $                                   100.00%
                                     ==============             =================         ================

_______________

*        Reflects current Mortgage Rates of Adjustable Rate Mortgage Loans.
         The weighted average Mortgage Rate is approximately [   ]% per annum.

                                   LOAN TYPES


                                                                                          PERCENTAGE OF MORTGAGE
                                       NUMBER OF                      TOTAL                   LOANS BY TOTAL
          LOAN TYPE                  MORTGAGE LOANS             PRINCIPAL BALANCE           PRINCIPAL BALANCE
----------------------------------------------------------------------------------------------------------------
                                                                $                                         %
                                     --------------             -----------------         ----------------

         Total..............                                    $                                   100.00%
                                     ==============             =================         ================


                           ORIGINAL TERMS TO MATURITY


                                                                                          PERCENTAGE OF MORTGAGE
                                       NUMBER OF                      TOTAL                   LOANS BY TOTAL
RANGE OF MATURITIES (MONTHS)         MORTGAGE LOANS             PRINCIPAL BALANCE           PRINCIPAL BALANCE
----------------------------------------------------------------------------------------------------------------
                                                                $                                         %
                                     --------------             -----------------         ----------------

         Total..............                                    $                                   100.00%
                                     ==============             =================         ================

         The weighted average original term to maturity is approximately [ ]months.


                           REMAINING TERMS TO MATURITY


                                                                                          PERCENTAGE OF MORTGAGE
 REMAINING TERM TO MATURITY            NUMBER OF                      TOTAL                   LOANS BY TOTAL
          (MONTHS)                   MORTGAGE LOANS             PRINCIPAL BALANCE           PRINCIPAL BALANCE
----------------------------------------------------------------------------------------------------------------
                                                                $                                         %
                                     --------------             -----------------         ----------------

         Total..............                                    $                                   100.00%
                                     ==============             =================         ================

         The weighted average remaining term to maturity of the fully amortizing Mortgage Loans is approximately [ ] months.

                             GEOGRAPHIC DISTRIBUTION


                                                                                          PERCENTAGE OF MORTGAGE
                                       NUMBER OF                      TOTAL                   LOANS BY TOTAL
            STATE                    MORTGAGE LOANS             PRINCIPAL BALANCE           PRINCIPAL BALANCE
----------------------------------------------------------------------------------------------------------------
                                                                $                                         %
                                     --------------             -----------------         ----------------

         Total..............                                    $                                   100.00%
                                     ==============             =================         ================


                                 PROPERTY TYPES


                                                                                          PERCENTAGE OF MORTGAGE
                                       NUMBER OF                      TOTAL                   LOANS BY TOTAL
        PROPERTY TYPE                MORTGAGE LOANS             PRINCIPAL BALANCE           PRINCIPAL BALANCE
----------------------------------------------------------------------------------------------------------------
                                                                $                                         %
                                     --------------             -----------------         ----------------

         Total..............                                    $                                   100.00%
                                     ==============             =================         ================


                                  LOAN PURPOSES


                                                                                          PERCENTAGE OF MORTGAGE
                                       NUMBER OF                      TOTAL                   LOANS BY TOTAL
        LOAN PURPOSE                 MORTGAGE LOANS             PRINCIPAL BALANCE           PRINCIPAL BALANCE
----------------------------------------------------------------------------------------------------------------
                                                                $                                         %
                                     --------------             -----------------         ----------------

         Total..............                                    $                                   100.00%
                                     ==============             =================         ================

                                OCCUPANCY STATUS


                                                                                          PERCENTAGE OF MORTGAGE
                                       NUMBER OF                      TOTAL                   LOANS BY TOTAL
      OCCUPANCY STATUS               MORTGAGE LOANS             PRINCIPAL BALANCE           PRINCIPAL BALANCE
----------------------------------------------------------------------------------------------------------------
                                                                $                                         %
                                     --------------             -----------------         ----------------

         Total..............                                    $                                   100.00%
                                     ==============             =================         ================

                               DOCUMENTATION TYPES


                                                                                          PERCENTAGE OF MORTGAGE
                                       NUMBER OF                      TOTAL                   LOANS BY TOTAL
     DOCUMENTATION TYPE              MORTGAGE LOANS             PRINCIPAL BALANCE           PRINCIPAL BALANCE
----------------------------------------------------------------------------------------------------------------
                                                                $                                         %
                                     --------------             -----------------         ----------------

         Total..............                                    $                                   100.00%
                                     ==============             =================         ================


                                  CREDIT GRADES


                                                                                          PERCENTAGE OF MORTGAGE
                                       NUMBER OF                      TOTAL                   LOANS BY TOTAL
        CREDIT GRADE                 MORTGAGE LOANS             PRINCIPAL BALANCE           PRINCIPAL BALANCE
----------------------------------------------------------------------------------------------------------------
                                                                $                                         %
                                     --------------             -----------------         ----------------

         Total..............                                    $                                   100.00%
                                     ==============             =================         ================


                              PREPAYMENT PENALTIES


                                                                                          PERCENTAGE OF MORTGAGE
                                       NUMBER OF                      TOTAL                   LOANS BY TOTAL
     PREPAYMENT PENALTY              MORTGAGE LOANS             PRINCIPAL BALANCE           PRINCIPAL BALANCE
----------------------------------------------------------------------------------------------------------------
                                                                $                                         %
                                     --------------             -----------------         ----------------

         Total..............                                    $                                   100.00%
                                     ==============             =================         ================

               MAXIMUM RATES OF THE ADJUSTABLE RATE MORTGAGE LOANS


                                                                                          PERCENTAGE OF MORTGAGE
      RANGE OF MAXIMUM                 NUMBER OF                      TOTAL                   LOANS BY TOTAL
          RATES (%)                  MORTGAGE LOANS             PRINCIPAL BALANCE           PRINCIPAL BALANCE
----------------------------------------------------------------------------------------------------------------
                                                                $                                         %
                                     --------------             -----------------         ----------------

         Total..............                                    $                                   100.00%
                                     ==============             =================         ================

         The weighted average Maximum Rate of the Adjustable Rate Mortgage Loans is approximately [ ]% per annum.


               MINIMUM RATES OF THE ADJUSTABLE RATE MORTGAGE LOANS


                                                                                          PERCENTAGE OF MORTGAGE
      RANGE OF MINIMUM                 NUMBER OF                      TOTAL                   LOANS BY TOTAL
          RATES (%)                  MORTGAGE LOANS             PRINCIPAL BALANCE           PRINCIPAL BALANCE
----------------------------------------------------------------------------------------------------------------
                                                                $                                         %
                                     --------------             -----------------         ----------------

         Total..............                                    $                                   100.00%
                                     ==============             =================         ================

         The weighted average Minimum Rate of the Adjustable Rate Mortgage Loans is approximately [ ]% per annum.


               GROSS MARGINS OF THE ADJUSTABLE RATE MORTGAGE LOANS


                                                                                          PERCENTAGE OF MORTGAGE
       RANGE OF GROSS                  NUMBER OF                      TOTAL                   LOANS BY TOTAL
         MARGINS (%)                 MORTGAGE LOANS             PRINCIPAL BALANCE           PRINCIPAL BALANCE
----------------------------------------------------------------------------------------------------------------
                                                                $                                         %
                                     --------------             -----------------         ----------------

         Total..............                                    $                                   100.00%
                                     ==============             =================         ================

         The weighted average Gross Margin of the Adjustable Rate Mortgage Loans is approximately % per annum.

                            NEXT ADJUSTMENT DATE OF THE ADJUSTABLE RATE MORTGAGE LOANS


                                                                                          PERCENTAGE OF MORTGAGE
                                       NUMBER OF                      TOTAL                   LOANS BY TOTAL
    NEXT ADJUSTMENT DATE             MORTGAGE LOANS             PRINCIPAL BALANCE           PRINCIPAL BALANCE
----------------------------------------------------------------------------------------------------------------
                                                                $                                         %
                                     --------------             -----------------         ----------------

         Total..............                                    $                                   100.00%
                                     ==============             =================         ================


            INITIAL FIXED TERM/SUBSEQUENT ADJUSTABLE RATE TERM OF THE
                         ADJUSTABLE RATE MORTGAGE LOANS


        INITIAL FIXED                                                                     PERCENTAGE OF MORTGAGE
 TERM/SUBSEQUENT ADJUSTABLE            NUMBER OF                      TOTAL                   LOANS BY TOTAL
          RATE TERM                  MORTGAGE LOANS             PRINCIPAL BALANCE           PRINCIPAL BALANCE
----------------------------------------------------------------------------------------------------------------
                                                                $                                         %
                                     --------------             -----------------         ----------------

         Total..............                                    $                                   100.00%
                                     ==============             =================         ================


               PERIODIC CAPS OF THE ADJUSTABLE RATE MORTGAGE LOANS


                                                                                          PERCENTAGE OF MORTGAGE
                                       NUMBER OF                      TOTAL                   LOANS BY TOTAL
      PERIODIC CAP (%)               MORTGAGE LOANS             PRINCIPAL BALANCE           PRINCIPAL BALANCE
----------------------------------------------------------------------------------------------------------------
                                                                $                                         %
                                     --------------             -----------------         ----------------

         Total..............                                    $                                   100.00%
                                     ==============             =================         ================

               INITIAL CAPS OF THE ADJUSTABLE RATE MORTGAGE LOANS


                                                                                          PERCENTAGE OF MORTGAGE
                                       NUMBER OF                      TOTAL                   LOANS BY TOTAL
       INITIAL CAP (%)               MORTGAGE LOANS             PRINCIPAL BALANCE           PRINCIPAL BALANCE
----------------------------------------------------------------------------------------------------------------
                                                                $                                         %
                                     --------------             -----------------         ----------------

         Total..............                                    $                                   100.00%
                                     ==============             =================         ================

[SUBSEQUENT MORTGAGE LOANS

         The obligation of the Trust Fund to purchase additional Mortgage Loans (the "Subsequent Mortgage Loans") on [any] date, as specified in the Pooling and Servicing Agreement (each, a "Subsequent Transfer Date") will be subject to the Subsequent Mortgage Loans meeting the following criteria: [to be provided as applicable]. These criteria will be based on the characteristics of the Subsequent Mortgage Loans on the related Subsequent Transfer Date.

         The characteristics of Subsequent Mortgage Loans may vary significantly from time to time subject to the requirements described above, and may bear no particular relationship to the characteristics of the initial Mortgage Loans at any time. It is expected that a substantial portion of the Subsequent Mortgage Loans will be [to be provided as applicable.]]

                             ADDITIONAL INFORMATION

         The description in this Prospectus Supplement of the Mortgage Pool and the Mortgaged Properties is based upon the Mortgage Pool as constituted at the close of business on the Cut-off Date, as adjusted for Monthly Payments due on or before that date. A Current Report on Form 8-K will be available to purchasers of the Offered Certificates and will be filed, together with the Pooling and Servicing Agreement, with the Securities and Exchange Commission within fifteen days after the initial issuance of the Offered Certificates. In the event that Mortgage Loans are removed from or added to the Mortgage Pool as set forth in this prospectus supplement under "Description of the Mortgage Pool," the removal or addition, to the extent material, will be noted in the Current Report on Form 8-K.

                              [ORIGINATOR/SERVICER

         The information in this section has been provided by [servicer]. None of the Depositor, [ ], the Trustee, the Insurer, the Underwriter or any of their respective affiliates has made or will make any representation as to the accuracy or completeness of this information.

GENERAL

         [Description of the Originator/Servicer.]

LENDING ACTIVITIES AND LOAN SALES

         [ ] originates real estate loans through its network of offices and loan origination centers. [ ] also participates in secondary market activities by originating and selling mortgage loans while continuing to service the majority of the loans sold. In other cases [ ]'s whole loan sale agreements provide for the transfer of servicing rights.

         [ ]'s primary lending activity is funding loans to enable borrowers to purchase or refinance residential real property, which loans are secured by first or second liens on the related real property. [ ]'s single-family real estate loans are predominantly "conventional" mortgage loans, meaning that they are not insured by the Federal Housing Administration or partially guaranteed by the U.S. Department of Veterans Affairs.

         The following table summarizes [ ]'s one- to four-family residential mortgage loan origination and sales activity for the periods shown below. Sales activity may include sales of mortgage loans purchased by [ ] from other loan originators.


                                      YEAR ENDED DECEMBER (31)                   THREE MONTHS ENDED MARCH (31)
                          ------------------------------------------------------------------------------------
                                       (DOLLARS IN THOUSANDS)                       (DOLLARS IN THOUSANDS)

Originated and
     Purchased........... $           $           $            $            $            $           $
Sales.................... $           $           $            $            $            $           $

LOAN SERVICING

The Servicer services all of the mortgage loans it originates that are retained in its portfolio and continues to service at least a majority of the loans that have been sold to investors. Servicing includes collecting and remitting loan payments, accounting for principal and interest, contacting delinquent borrowers, and supervising foreclosure in the event of unremedied defaults. The Servicer's servicing activities are audited periodically by applicable regulatory authorities. Some financial records of the Servicer relating to its loan servicing activities are reviewed annually as part of the audit of the Servicer's financial statements conducted by its independent accountants.

UNDERWRITING GUIDELINES

         The Mortgage Loans were originated generally in accordance with guidelines (the "Underwriting Guidelines") established by [ ]. The Underwriting Guidelines are primarily intended to evaluate the value and adequacy of the mortgaged property as collateral and are also intended to consider the borrower's credit standing and repayment ability. On a case-by-case basis and only with the approval of two or more senior lending officers, [ ] may determine that, based upon compensating factors, a prospective borrower not strictly qualifying under the underwriting risk category guidelines described below warrants an underwriting exception. Compensating factors may include, but are not limited to, low loan-to-value ratio, low debt-to-income ratio, good credit history, stable employment and time in residence at the applicant's current address. It is expected that a substantial number of the Mortgage Loans will have been originated under underwriting exceptions.

         [Describe originator's underwriting guidelines.]

SERVICING PRACTICES AND EXPERIENCE

         In general, when a borrower fails to make a required payment on a residential mortgage loan, [ ] attempts to cause the deficiency to be cured by corresponding with the borrower. In most cases deficiencies are cured promptly. Pursuant to [ ]'s customary procedures for residential mortgage loans serviced by it for its own account, [ ] generally mails a notice of intent to foreclose to the borrower after the loan has become 31 days past due (two payments due but not received) and, within one month thereafter, if the loan remains delinquent, typically institutes appropriate legal action to foreclose on the property securing the loan. If foreclosed, the property is sold at public or private sale and may be purchased by [ ]. In California, real estate lenders are generally unable as a practical matter to obtain a deficiency judgment against the borrower on a loan secured by single-family real estate.

         The following table sets forth the delinquency and loss experience at the dates indicated for residential (one- to four-family and multifamily) first lien mortgage loans serviced by the Servicer that were originated or purchased by the Servicer:

         [To be provided as applicable.]

         There can be no assurance that the delinquency and loss experience of the Mortgage Loans will correspond to the loss experience of the Servicer's mortgage portfolio set forth in the table above. The statistics shown above represent the delinquency and loss experience for the Servicer's total servicing portfolio only for the periods presented, whereas the total delinquency and loss experience on the Mortgage Loans will depend on the results over the life of the Trust Fund. The Servicer's portfolio includes mortgage loans with payment and other characteristics that are not representative of the payment and other characteristics of the Mortgage Loans. A substantial number of the Mortgage Loans may also have been originated based on Underwriting Guidelines that are less stringent than those generally applicable to the servicing portfolio reflected in the table. If the residential real estate market experiences an overall decline in property values, the actual rates of delinquencies, foreclosures and losses could be higher than those previously experienced by the Servicer. In addition, adverse economic conditions (which may or may not affect real property values) may affect the timely payment by borrowers of scheduled payments of principal and interest on the Mortgage Loans and, accordingly, the actual rates of delinquencies, foreclosures and losses on to the Mortgage Loans.]

                       THE POOLING AND SERVICING AGREEMENT

GENERAL

         The Certificates will be issued pursuant to a Pooling and Servicing Agreement (the "Pooling and Servicing Agreement") dated as of [ ] among the Depositor, the Servicer and the Trustee. Reference is made to the Prospectus for important information in addition to that set forth in this Prospectus Supplement regarding the terms and conditions of the Pooling and Servicing Agreement and the Offered Certificates. Offered Certificates in certificated form will be transferable and exchangeable at the Corporate Trust Office of the Trustee. [ ] serve as Certificate Registrar and Paying Agent.

ASSIGNMENT OF MORTGAGE LOANS

         The Depositor will assign the Mortgage Loans to the Trustee, together with all principal and interest received with respect to the Mortgage Loans on and after the Cut-off Date, other than Monthly Payments due on or before that date. Each Mortgage Loan will be identified in a schedule appearing as an exhibit to the Pooling and Servicing Agreement that will specify with respect to each Mortgage Loan, among other things, the original principal balance and the Principal Balance as of the close of business on the Cut-off Date, the Mortgage Rate, the Monthly Payment and the maturity date.

         The Trustee will, concurrently with the assignment to it of the property constituting the Trust Fund, authenticate and deliver the Certificates.

         [As to each Mortgage Loan, the following documents are generally required to be delivered to the Trustee or its custodian (the "Custodian") in accordance with the Pooling and Servicing Agreement:

         o the related original Mortgage Note endorsed without recourse to the Trustee or in blank;

         o the original Mortgage with evidence of recording indicated on the original Mortgage (or, if the original recorded Mortgage has not yet been returned by the recording office, a copy certified to be a true and complete copy of the Mortgage sent for recording), the original security agreement and related documents;

         o an original assignment of the Mortgage to the Trustee or in blank in recordable form and originals of all intervening assignments, if any, showing a complete chain of title from origination to the Trustee;

         o the policies of title insurance issued with respect to each Mortgage Loan; and

         o the originals of any assumption, modification, extension or guaranty agreements.

Where necessary to protect the interest of the Trustee in the Mortgage Loans, the assignments of each Mortgage to the Trustee are required to be submitted for recording promptly after the Closing Date.]

         Under the terms of the agreements (the "Mortgage Loan Purchase Agreements") pursuant to which [ ] purchased the Mortgage Loans from [the Originator] and the Depositor purchased the Mortgage Loans from [ ], the Custodian [has conducted an initial review of the mortgage loan documents and has notified] the Depositor, [ ] and [the Originator] as to each mortgage loan document that either has not yet been delivered to the Depositor as required or appears to be not properly executed, not in conformity with the description of the Mortgage Loan on the Mortgage Loan schedule or otherwise defective. If any Mortgage Loan document is not delivered or any material defect in a document is not cured within the time period specified in the Mortgage Loan Purchase Agreements, [the Originator] will be required to repurchase the affected Mortgage Loan for a price equal to the unpaid principal balance of the Mortgage Loan plus accrued interest on the Mortgage Loan (the "Repurchase Price") or, in some circumstances, to substitute another mortgage loan.

         [[The Originator] has made to [ ] and the Depositor under the Mortgage Loan Purchase Agreements representations and warranties that include representations and warranties similar to those summarized in the Prospectus under the heading "Description of the Agreements -- Material Terms of the Pooling and Servicing Agreements and Underlying Servicing Agreements -- Representations and Warranties; Repurchases." [ ]'s and the Depositor's rights under these representations and warranties will be assigned to the Trustee for the benefit of Certificateholders. In the event of a breach of any of these representations or warranties that materially and adversely affects the value of any Mortgage Loan or the interests of Certificateholders or the Insurer, [the Originator] will be obligated, within 60 days following its discovery of a breach or receipt of notice of a breach to cure the breach or purchase the affected Mortgage Loan from the Trust Fund for the Repurchase Price or, in some circumstances, to substitute another mortgage loan.]

         To the extent that any Mortgage Loan as to which a representation or warranty has been breached is not repurchased by [the Originator] and a Realized Loss occurs on the Mortgage Loan, holders of Offered Certificates, in particular the Class [ ]Certificates, may incur a loss if the applicable credit enhancement is not sufficient to cover that loss.

VOTING RIGHTS

         Voting rights of Certificateholders under the Pooling and Servicing Agreement will be allocated among the Classes of Certificates and among the Certificates of each Class as provided in the Pooling and Servicing Agreement.

GENERAL SERVICING PROVISIONS

         The Mortgage Loans will be serviced by the Servicer in accordance with the provisions of the Pooling and Servicing Agreement.

         [The Servicer will be required to use reasonable efforts to collect all amounts due under each Mortgage Loan and to administer the Mortgage Loans in accordance with generally accepted servicing practices. See "[Originator/Servicer]--Servicing Practices and Experience." The Servicer will be required to deposit all amounts collected and recovered with respect to the Mortgage Loans within three Business Days of receipt of those amounts in a separate account in the name of the Trustee (the "Collection Account"); on the [________] day of each month, or if that date is not a Business Day, on the immediately following Business Day, the Servicer will be required to transfer the Interest Remittance Amount and the Principal Remittance Amount to a separate account maintained by the Trustee for the benefit of the Certificateholders (the "Certificate Account").

         The Servicer will be prohibited under the Pooling and Servicing Agreement from making any material modification to the terms of a Mortgage Loan, including a change in the Mortgage Rate other than as provided in the Mortgage Note, deferral or forgiveness of a Monthly Payment or extension of the maturity date, unless the Mortgage Loan is in default or default is, in the judgment of the Servicer, reasonably foreseeable.

         The Servicer will also be prohibited from waiving any prepayment premium except in the case of a default or imminent default, and then may waive the prepayment premium only if the waiver would maximize amounts collected under the Mortgage Loan.]

PREPAYMENT INTEREST SHORTFALLS

         When a borrower prepays a Mortgage Loan in full or in part between Monthly Payment dates, the borrower pays interest on the amount prepaid only from the last Monthly Payment date to the date of prepayment, with a resulting reduction in interest payable for the month during which the prepayment is made. [Any Prepayment Interest Shortfall resulting from a prepayment in full or in part is required to be paid by the Servicer, but only to the extent that the shortfall does not exceed the total of the Servicing Fees for the applicable Distribution Date.]

ADVANCES

         [The Servicer will be obligated to make advances ("Advances") with respect to delinquent payments of principal of and interest on the Mortgage Loans (other than Balloon Payments), adjusted to the related Mortgage Rate less the Servicing Fee Rate, to the extent that those Advances, in its judgment, are recoverable from future payments and collections, insurance payments or proceeds of liquidation of a Mortgage Loan. The Trustee will be obligated to make any required Advance if the Servicer fails in its obligation to do so, to the extent provided in the Pooling and Servicing Agreement. The Servicer or the Trustee, as applicable, will be entitled to recover any Advances made by it with respect to a Mortgage Loan out of late payments on the Mortgage Loan or out of related liquidation proceeds and insurance proceeds or, if the Servicer determines that those Advances are not recoverable from those sources, then from collections on other Mortgage Loans. These reimbursements may result in Realized Losses.

         The purpose of making Advances is to maintain a regular cash flow to Certificateholders, rather than to guarantee or insure against losses. No party will be required to make any Advances with respect to reductions in the amount of the Monthly Payments on Mortgage Loans due to reductions made by a bankruptcy court in the amount of a Monthly Payment owed by a borrower or a reduction of the applicable Mortgage Rate by application of the Relief Act.]

SERVICING ADVANCES

         The Servicer will be required to advance its own funds for particular purposes, including preserving and restoring Mortgaged Properties, payment of delinquent taxes and insurance premiums, managing and disposing of REO Properties, and legal proceedings. Advances for these and similar purposes are referred to as "Servicing Advances." The Servicer will be reimbursed for Servicing Advances made with respect to a Mortgage Loan out of late payments on the Mortgage Loan, to the extent provided in the Pooling and Servicing Agreement, or out of related liquidation proceeds and insurance proceeds, if the Servicer determines that Servicing Advances are not recoverable from those sources, then from collections and other recoveries on other Mortgage Loans. The Pooling and Servicing Agreement will require that the Servicer not make a Servicing Advance that is not expected to be recoverable from proceeds of the related Mortgage Loan unless, in the Servicer's judgment, making that Servicing Advance is in the best interests of the Certificateholders.

COLLECTION OF TAXES AND INSURANCE PREMIUMS

         The Servicer will, to the extent required by the related loan documents, maintain escrow accounts for the collection of hazard insurance premiums as well as real estate taxes and similar items with respect to the Mortgage Loans, and will make Servicing Advances with respect to delinquencies in required escrow payments by the related borrowers.

INSURANCE COVERAGE

         The Servicer is required to obtain and thereafter maintain in effect a bond or similar form of insurance coverage (which may provide blanket coverage) insuring against loss occasioned by the errors and omissions of their respective officers and employees.

PURCHASES OF DEFAULTED MORTGAGE LOANS

         The Servicer may, but will not be obligated to, purchase any Mortgage Loan that becomes three months or more delinquent in payment or as to which the Servicer has started foreclosure proceedings, for a price equal to the unpaid principal balance plus interest accrued and unpaid.

EVIDENCE AS TO COMPLIANCE

         The Pooling and Servicing Agreement will provide that each year a firm of independent accountants will furnish a statement to the Trustee to the effect that the firm has examined the necessary documents and records relating to the servicing of mortgage loans by the Servicer and that, on the basis of that examination, the firm is of the opinion that the servicing has been conducted in accordance with applicable accounting standards, except for those exceptions as the firm believes to be immaterial and those exceptions set forth in the statement.

SERVICING COMPENSATION AND PAYMENT OF EXPENSES

         The Servicer will be paid a monthly fee (the "Servicing Fee") with respect to each Mortgage Loan calculated as [ ]% annually (the "Servicing Fee Rate") on the outstanding principal balance of each Mortgage Loan. The Servicer will also be entitled to receive, to the extent provided in the Pooling and Servicing Agreement, additional compensation, in the form of any interest or other income earned on funds it has deposited in the Collection Account pending remittance to the Trustee, as well as customary fees and charges paid by borrowers (other than prepayment premiums).

         [The Servicing Fee is subject to reduction as described above under "--Prepayment Interest Shortfalls."]

SUBSERVICING

         The Servicer will be prohibited from assigning the responsibility for servicing the Mortgage Loans, except as permitted by the Pooling and Servicing Agreement, but it may employ one or more subservicers. If the Servicer chooses to employ subservicers, the Servicer will remain liable for fulfillment of its obligations under the Pooling and Servicing Agreement, and will be considered to have itself received any payment received by a subservicer whether or not the subservicer actually remits that payment.

RESIGNATION OR REMOVAL OF THE SERVICER

         The Servicer will agree in the Pooling and Servicing Agreement not to resign except with the consent of the Trustee, unless the Servicer delivers to the Trustee an opinion of legal counsel to the effect that the Servicer is no longer permitted under applicable law to perform the duties of the Servicer under the Pooling and Servicing Agreement.

         If the Servicer is in default under the Pooling and Servicing Agreement, or the Trustee or Certificateholders having a majority of Voting Rights may remove the Servicer. [Events of default include:

         o failure by the Servicer to remit any required payment, including any Advance, to the Trustee for one Business Day after receipt of written notice that the payment has not been made;

         o failure by the Servicer to make a required Servicing Advance for 60 days after receipt of written notice that the Servicing Advance has not been made;

         o failure by the Servicer to fulfill any other material requirement under the Pooling and Servicing Agreement within the applicable time period;

         o failure by the Servicer to be qualified to service mortgage loans for either Fannie Mae or Freddie Mac;

         o        insolvency of the Servicer; and

         o        other events specified in the Pooling and Servicing
                  Agreement.]

         [If the Servicer is removed, the Trustee will immediately assume the role of Servicer under the Pooling and Servicing Agreement unless another Servicer is appointed pursuant to the Pooling and Servicing Agreement. The Trustee will solicit bids from prospective successor Servicers as provided in the Pooling and Servicing Agreement. If a qualifying bid is not received, the Trustee will continue to service the Mortgage Loans if it is legally qualified to do so until the Trustee appoints a successor Servicer as provided in the Pooling and Servicing Agreement. If the servicing rights are sold, any proceeds of the sale after deduction of expenses will be paid to the predecessor Servicer.]

                              YIELD CONSIDERATIONS

GENERAL

         The yields to maturity (or to early termination) on the Offered Certificates will be affected by the rate of principal payments on the Mortgage Loans (including prepayments, which may include amounts received by virtue of purchase, condemnation, insurance or foreclosure) on the Mortgage Loans. Yields will also be affected by the extent to which Mortgage Loans bearing higher Mortgage Rates prepay at a more rapid rate than Mortgage Loans with lower Mortgage Rates, the amount and timing of borrower delinquencies and defaults resulting in Realized Losses, the application of Monthly Excess Cashflow, the purchase price paid for the Offered Certificates and other factors.

         Principal prepayments may be influenced by a variety of economic, geographic, demographic, social, tax, legal and other factors. In general, if prevailing interest rates fall below the interest rates on the Mortgage Loans, the Mortgage Loans are likely to be subject to higher prepayments than if prevailing rates remain at or above the interest rates on the Mortgage Loans. Conversely, if prevailing interest rates rise above the interest rates on the Mortgage Loans, the rate of prepayment would be expected to decrease. Other factors affecting prepayment of the Mortgage Loans include factors such as changes in borrowers' housing needs, job transfers, unemployment, borrowers' net equity in the mortgaged properties, changes in the value of the mortgaged properties, mortgage market interest rates and servicing decisions. The Mortgage Loans generally have due-on-sale clauses.

         [Approximately [ ]% of the Mortgage Loans are subject to prepayment premiums during intervals ranging from one to five years following origination, as described under "Description of the Mortgage Pools" in this prospectus supplement. The prepayment premiums may have the effect of reducing the amount or the likelihood of prepayment of these Mortgage Loans during intervals when a prepayment premium would be payable.]

         The rate of principal payments on the Mortgage Loans will also be affected by the amortization schedules of the Mortgage Loans, the rate and timing of prepayments by the borrowers, liquidations of defaulted Mortgage Loans, repurchases of Mortgage Loans due to breaches of representations and warranties or defective documentation and exercise by the holder of the Residual Certificate of its right to purchase all of the Mortgage Loans as described in this prospectus supplement. The timing of changes in the rate of prepayments, liquidations and purchases of the related Mortgage Loans may significantly affect the yield to an investor, even if the average rate of principal payments experienced over time is consistent with an investor's expectation. Because the rate and timing of principal payments on the Mortgage Loans will depend on future events and on a variety of factors (as described more fully in this prospectus supplement and in the Prospectus under "Yield Considerations") no assurance can be given as to the rate or the timing of principal payments on the Offered Certificates. In general, the earlier a prepayment of principal of the related Mortgage Loans, the greater the effect on an investor's yield. The effect on an investor's yield of principal payments occurring at a rate higher (or lower) than the rate anticipated by the investor during the period immediately following the issuance of the Certificates may not be offset by a subsequent like decrease (or increase) in the rate of principal payments.

         From time to time, areas of the United States may be affected by flooding, severe storms, landslides, wildfires or other natural disasters. [The Originator] will represent and warrant that as of the Closing Date each Mortgaged Property was free of material damage. In the event of an uncured breach of this representation and warranty that materially and adversely affects the value of a Mortgage Loan, [the Originator] will be required to repurchase the affected Mortgage Loan or, under some circumstances, substitute another mortgage loan. If any damage caused by earthquakes, flooding, storms, wildfires, or landslides (or other cause) occurs after the Closing Date, [the Originator] will not have any repurchase obligation. In addition, the standard hazard policies covering the Mortgaged Properties generally do not cover damage caused by earthquakes, flooding and landslides, and earthquake, flood or landslide insurance may not have been obtained with respect to the affected Mortgaged Properties. As a consequence, Realized Losses could result. To the extent that the insurance proceeds received with respect to any damaged Mortgage Properties are not applied to the restoration of those Mortgage Properties, the proceeds will be used to prepay the related Mortgage Loans in whole or in part. Any repurchases or repayments of the Mortgage Loans may reduce the weighted average lives of the Offered Certificates and will reduce the yields on the Offered Certificates to the extent they are purchased at a premium.

         Prepayments, liquidations and purchases of the Mortgage Loans will result in distributions to holders of the related Certificates of principal amounts that would otherwise be distributed over the remaining terms of those Mortgage Loans. The rate of defaults on the Mortgage Loans will also affect the rate and timing of principal payments on the Mortgage Loans. In general, defaults on mortgage loans are expected to occur with greater frequency in their early years.

         The yields on the Class [ ] Certificates may be adversely affected by Net Prepayment Interest Shortfalls on the Mortgage Loans. The yields to investors in the Offered Certificates may be affected by the purchase of defaulted Mortgage Loans by the Servicer and by the exercise by [ ] of its right to purchase the Mortgage Loans, as described under "Description of the Certificates -- Optional Purchase of Mortgage Loans; Termination of the Trust Fund" in this prospectus supplement, or the failure of [ ] to exercise that right.

         If the purchaser of an Offered Certificate offered at a discount from its initial principal amount calculates its anticipated yield to maturity (or early termination) based on an assumed rate of payment of principal that is faster than that actually experienced on the related Mortgage Loans, the actual yield may be lower than that so calculated. Conversely, if the purchaser of a Certificate offered at a premium calculates its anticipated yield based on an assumed rate of payment of principal that is slower than that actually experienced on the related Mortgage Loans, the actual yield may be lower than that so calculated.

         [The Interest Rates applicable to the Offered Certificates will be affected by the level of [ ] from time to time, and by the Mortgage Rates of the Mortgage Loans from time to time as described under "Risk Factors -- Mortgage Loan Interest Rates May Limit Interest Rates on the Certificates."]

OVERCOLLATERALIZATION

         [Describe as applicable.]

[SUBORDINATION OF THE CLASS [   ] CERTIFICATES

         As described in this prospectus supplement, the Senior Certificates are senior to the Class [ ]Certificates, and the Senior Certificates will have a preferential right to receive amounts in respect of interest to the extent of the Interest Remittance Amount and amounts in respect of principal to the extent of the Principal Distribution Amount for the related Mortgage Pool. As a result, the yield on the Class [ ]Certificates will be particularly sensitive to delinquencies and losses on the Mortgage Loans.]

WEIGHTED AVERAGE LIFE

         Weighted average life refers to the average amount of time that will elapse from the date of issuance of a security to the date of distribution to the investor of each dollar distributed in net reduction of principal of the security (assuming no losses). The weighted average lives of the Offered Certificates will be influenced by, among other things, the rate at which principal of the related Mortgage Loans is paid, which may be in the form of scheduled amortization, prepayments or liquidations.

         Prepayments on mortgage loans are commonly measured relative to a [ ] prepayment standard or model. The model used in this Prospectus Supplement represents [ ]. [ ] does not purport to be either a historical description of the prepayment experience of any pool of mortgage loans or a prediction of the anticipated rate of prepayment of any mortgage loans, including the Mortgage Loans to be included in the Trust Fund.

         [The following tables were prepared based on the following assumptions, among other things (collectively, the "Modeling Assumptions"):

         o the initial Class Principal Amounts are as set forth on the cover of this Prospectus Supplement, and the Interest Rates are as described in this prospectus supplement;

         o each Monthly Payment of principal and interest is timely received on the first day of each month starting in [ ];

         o principal prepayments are received in full on the first day of each month starting in [ ] and there are no Net Prepayment Interest Shortfalls;

         o prepayments are received on the Mortgage Loans at the [ ] rate;

         o        there are no defaults or delinquencies on the Mortgage Loans;

         o Distribution Dates occur on the [ ]th day of each month, starting in [ ];

         o        there are no re-purchases or substitutions of the Mortgage
                  Loans;

         o [the Mortgage Rates of the Adjustable Rate Mortgage Loans adjust semi-annually;]

         o        [the value of the Index is [   ]%;]

         o        [the value of LIBOR is %;]

         o        the Certificates are issued on [   ];

         o the sum of the Trustee Fee Rate and the Servicing Fee Rate is [ ]%; and

         o the Mortgage Loans were aggregated into assumed mortgage loans having the following characteristics:]

                      ASSUMED MORTGAGE LOAN CHARACTERISTICS

                                                   ORIGINAL TERM   REMAINING TERM
                     PRINCIPAL     GROSS COUPON     TO MATURITY      TO MATURITY      LOAN AGE          GROSS
    LOAN TYPE       BALANCE ($)      RATE (%)         (MONTHS)        (MONTHS)        (MONTHS)        MARGIN (%)
    ------------------------------------------------------------------------------------------------------------



         The actual characteristics of the Mortgage Loans may, and the performance of the Mortgage Loans will, differ from the assumptions used in constructing the tables set forth below, which are hypothetical in nature and are provided only to give a general sense of how the principal cash flows might behave under varying prepayment scenarios. For example, it is not expected that the Mortgage Loans will prepay at a constant rate until maturity, that all of the Mortgage Loans will prepay at the same rate or that there will be no defaults or delinquencies on the Mortgage Loans. Moreover, the diverse remaining terms to maturity of the Mortgage Loans could produce slower or faster principal distributions than indicated, even if the weighted average remaining term to maturity of the Mortgage Loans is as assumed. Any difference between those assumptions and the actual characteristics and performance of the Mortgage Loans or actual prepayment or loss experience will cause the percentages of initial Class Principal Amounts outstanding over time and the weighted average lives of the Offered Certificates to differ (which difference could be material) from the corresponding [assumed prepayment rates].

         Subject to the foregoing discussion and assumptions, the following tables indicate the weighted average lives of the Offered Certificates and set forth the percentages of the initial Class Principal Amounts of the Offered Certificates that would be outstanding after each of the Distribution Dates shown at the indicated [assumed prepayment rates].

         The weighted average life of an Offered Certificate is determined by
(1) multiplying the net reduction, if any, of the applicable Class Principal Amount by the number of years from the date of issuance of the Offered Certificate to the related Distribution Date, (2) adding the results and (3) dividing the sum by the total of the net reductions of Class Principal Amount described in (1) above.

               PERCENTAGE OF INITIAL CLASS PRINCIPAL AMOUNT OF THE
    CLASS [ ] CERTIFICATES OUTSTANDING UNDER THE FOLLOWING [PREPAYMENT RATES]

               DISTRIBUTION DATE                    [ ]        [ ]        [ ]        [ ]        [ ]         [ ]
----------------------------------------------------------------------------------------------------------------
Initial Percentage..............................   (100)      (100)      (100)      (100)      (100)       (100)



Weighted Average
    Life in Years
        With Optional Termination.......................
        Without Optional Termination....................

-------------------------------
* Based upon the assumption that [ ] exercises its option to repurchase the Mortgage Loans as described under "Description of the Certificates --Optional Purchase of Mortgage Loans; Termination of the Trust Fund" in this prospectus supplement, except in the case of the "Weighted Average Life With Optional Termination."

                   MATERIAL FEDERAL INCOME TAX CONSIDERATIONS

         For federal income tax purposes, one or more elections will be made to treat certain assets of the Trust Fund as a REMIC. Upon the issuance of the Offered Certificates, Thacher Proffitt & Wood ("Tax Counsel") will deliver its opinion to the effect that, assuming compliance with the Pooling and Servicing Agreement, for federal income tax purposes, each segregate pool of assets for which a REMIC election is made will qualify as a REMIC within the meaning of
Section 860D of the Internal Revenue Code of 1986, as amended (the "Code"), and that the Offered Certificates will represent the ownership of regular interests in the REMIC. The Class [R] Certificates will represent the residual interest in each REMIC. All prospectus purchasers of Offered Certificates should see "Material Federal Income Tax Considerations--REMICs" in the accompanying prospectus.

         Because the Offered Certificates are considered REMIC regular interests, they generally are taxable as debt obligations under the Code, and interest paid or accrued on such certificates, including original issue discount with respect to any such certificate issued with original issue discount, will be taxable to holders of Offered Certificates in accordance with the accrual method of accounting. See "Material Federal Income Tax Considerations--REMICs--Taxation of Owners of Regular Securities" in the accompanying prospectus.

         The prepayment assumption that is used in determining the rate of accrual of original issue discount with respect to the Offered Certificates is [100% Prepayment Assumption], as defined below. However, this rate does not represent the rate at which prepayments have actually occurred and no representation is made as to the rate at which prepayments actually will occur in the future.

         The ["100% Prepayment Assumption] assumes a constant prepayment rate of ...]

         [Alternatively, grantor trust, partnership or FASIT status to be described as applicable.]

                    STATE AND LOCAL INCOME TAX CONSIDERATIONS

         In addition to the federal income tax matters described under "Material Federal Income Tax Considerations" above, prospective investors should consider the state and local income tax consequences of the acquisition, ownership and disposition of the Offered Certificates. State and local income tax law may differ substantially from the corresponding federal tax law, and this discussion does not purport to describe any aspect of the income tax laws of any state or locality. Therefore, prospective investors should consult their own tax advisors with respect to the various tax consequences of investments in the Offered Certificates.

                         LEGAL INVESTMENT CONSIDERATIONS

         [The [Senior Certificates] will constitute "mortgage related securities" for purposes of the Secondary Mortgage Market Enhancement Act of 1984, as amended ("SMMEA"), for so long as they are rated in one of the two highest rating categories by one or more nationally recognized rating agencies, and, as such, are legal investments for some entities to the extent provided in SMMEA.] These investments, however, will be subject to general regulatory considerations governing investment practices under state and federal laws.

         Institutions whose investment activities are subject to review by regulatory authorities may be or may become subject to restrictions, which may be retroactively imposed by the regulatory authorities, on the investment by those institutions in some mortgage related securities. In addition, several states have adopted or may adopt regulations that prohibit some state-chartered institutions from purchasing or holding similar types of securities.

         Accordingly, investors should consult their own legal advisors to determine whether and to what extent the Offered Certificates may be purchased by them.

         SEE "LEGAL INVESTMENT CONSIDERATIONS" IN THE PROSPECTUS.

                                 USE OF PROCEEDS

         The net proceeds from the sale of the Certificates will be applied by the Depositor, or an affiliate of the Depositor, toward the purchase of the Mortgage Loans. The Mortgage Loans will be acquired by the Depositor from [ ] in a privately negotiated transaction.

                                  UNDERWRITING

         [Subject to the terms and conditions provided in the underwriting agreement and in a terms agreement (collectively, the "Underwriting Agreement") among the Depositor, [ ] and the Underwriter, the Depositor and [ ] have agreed to sell to the Underwriter, and the Underwriter has agreed to purchase from the Depositor, all of the Offered Certificates.

         The distribution of the Offered Certificates by the Underwriter will be effected in each case from time to time in one or more negotiated transactions, or otherwise, at varying prices to be determined, in each case, at the time of sale. The Underwriter may effect these transactions by selling the Certificates to or through dealers, and dealers may receive from the Underwriter, for whom they act as agent, compensation in the form of underwriting discounts, concessions or commissions. The Underwriter and any dealers that participate with the Underwriter in the distribution of the Certificates may be deemed to be an underwriter, and any discounts, commissions or concessions received by them, and any profit on the resale of the Certificates purchased by them, may be deemed to be underwriting discounts and commissions under the Securities Act of 1933, as amended (the "Act"). The Underwriting Agreement provides that the Depositor will indemnify the Underwriter against some civil liabilities, including liabilities under the Act.]

         Expenses incurred by the Depositor in connection with this offering are expected to be approximately $[ ].

         The Underwriter is an affiliate of the Depositor and [ ].

                              ERISA CONSIDERATIONS

         Employee benefit plans and other retirement arrangements that are subject to the Employee Retirement Income Security Act of 1974, as amended ("ERISA") or Section 4975 of the Code ("Plans") and any person utilizing the assets of a Plan, may be eligible to purchase the Offered Certificates, pursuant to a prohibited transaction exemption which has been issued to the Underwriter by the Department of Labor as described in "ERISA Considerations" in the Prospectus, except that if the rating of the Offered Certificates is lower than "BBB-" at the time of its acquisition by a Plan in the secondary market it may only be acquired by an insurance company general account if the exemptive relief granted by the Department of Labor for transactions involving insurance company general accounts in Prohibited Transaction Exemption 95-60, is available with respect to the investment. The Pooling and Servicing Agreement will include restrictions on the transfer of the Offered Certificates. A fiduciary of a Plan must determine that the purchase of a [Note] is consistent with its fiduciary duties under ERISA and does not result in a nonexempt prohibited transaction as defined in Section 406 of ERISA or Section 4975 of the Code.

         SEE "ERISA CONSIDERATIONS" IN THE ACCOMPANYING PROSPECTUS.

                                     EXPERTS

         [Describe as applicable.]

                                  LEGAL MATTERS

         Certain legal matters with respect to the Certificates will be passed upon for the Depositor and for the Underwriter by Thacher Proffitt & Wood.

                                     RATINGS

         It is a condition to the issuance of the [ ] Certificates that they be rated "[ ]" by [Rating Agency] and "[ ]" by [Rating Agency] (the "Rating Agencies "). It is a condition to the issuance of the Class [ ] Certificates that they be rated "[ ]" by [Rating Agency] and "[ ]" by [Rating Agency].

         A securities rating is not a recommendation to buy, sell or hold securities and may be subject to revision or withdrawal at any time by the assigning rating organization. A securities rating addresses the likelihood of the receipt by holders of Offered Certificates of distributions in the amount of scheduled payments on the Mortgage Loans. The rating takes into consideration the characteristics of the Mortgage Loans and the structural, legal and tax aspects associated with the Offered Certificates. The ratings on the Offered Certificates do not represent any assessment of the likelihood or rate of principal prepayments. The ratings do not address the possibility that holders of Offered Certificates might suffer a lower than anticipated yield due to prepayments.

         The security ratings assigned to the Offered Certificates should be evaluated independently from similar ratings on other types of securities. A security rating is not a recommendation to buy, sell or hold securities and may be subject to revision or withdrawal at any time by either Rating Agency.

         The Depositor has not requested a rating of the Offered Certificates by any rating agency other than the Rating Agencies; there can be no assurance, however, as to whether any other rating agency will rate the Offered Certificates or, if it does, what rating would be assigned by the other rating agency. The rating assigned by the other rating agency to the Offered Certificates could be lower than the ratings assigned by the Rating Agencies.

                            GLOSSARY OF DEFINED TERMS

         [To be provided.]

                                     ANNEX I

                      GLOBAL CLEARANCE, SETTLEMENT AND TAX
                            DOCUMENTATION PROCEDURES

         Except in some limited circumstances, the globally offered Deutsche Alt-A Securities, Inc. [ ] Pass-Through Certificates (the "Global Securities") will be available only in book-entry form. Investors in the Global Securities may hold the Global Securities through any of DTC, Clearstream Luxembourg or Euroclear. The Global Securities will be tradable as home market instruments in both the European and U.S. domestic markets. Initial settlement and all secondary trades will settle in same-day funds.

         Secondary market trading between investors holding Global Securities through Clearstream Luxembourg and Euroclear will be conducted in the ordinary way in accordance with their normal rules and operating procedures and in accordance with conventional eurobond practice (i.e., seven calendar day settlement).

         Secondary market trading between investors holding Global Securities through DTC will be conducted according to the rules and procedures applicable to U.S. corporate debt obligations and prior mortgage loan asset backed certificates issues.

         Secondary cross-market trading between Clearstream Luxembourg or Euroclear and DTC Participants holding Certificates will be effected on a delivery-against-payment basis through the respective Depositaries of Clearstream Luxembourg and Euroclear and as DTC Participants.

         Non-U.S. holders (as described below) of Global Securities will be subject to U.S. withholding taxes unless those holders meet specific requirements and deliver appropriate U.S. tax documents to the securities clearing organizations or their participants.

INITIAL SETTLEMENT

         All Global Securities will be held in book-entry form by DTC in the name of Cede & Co. as nominee of DTC. Investors' interests in the Global Securities will be represented through financial institutions acting on their behalf as direct and indirect Participants in DTC. As a result, Clearstream Luxembourg and Euroclear will hold positions on behalf of their participants through their respective Depositaries, which in turn will hold the positions in accounts as DTC Participants.

         Investors electing to hold their Global Securities through DTC will follow the settlement practices applicable to prior mortgage loan asset backed certificates issues. Investor securities custody accounts will be credited with their holdings against payment in same-day funds on the settlement date.

         Investors electing to hold their Global Securities through Clearstream Luxembourg or Euroclear accounts will follow the settlement procedures applicable to conventional eurobonds, except that there will be no temporary global security and no "lock-up" or restricted period. Global Securities will be credited to the securities custody accounts on the settlement date against payment in same-day funds.

SECONDARY MARKET TRADING

         Since the purchaser determines the place of delivery, it is important to establish at the time of the trade where both the purchaser's and seller's accounts are located to ensure that settlement can be made on the desired value date.

         TRADING BETWEEN DTC PARTICIPANTS. Secondary market trading between DTC Participants will be settled using the procedures applicable to prior mortgage loan asset backed certificates issues in same-day funds.

         TRADING BETWEEN CLEARSTREAM LUXEMBOURG AND/OR EUROCLEAR PARTICIPANTS. Secondary market trading between Clearstream Luxembourg Participants or Euroclear Participants will be settled using the procedures applicable to conventional eurobonds in same-day funds.

         TRADING BETWEEN DTC SELLER AND CLEARSTREAM LUXEMBOURG OR EUROCLEAR PURCHASER. When Global Securities are to be transferred from the account of a DTC Participant to the account of a Clearstream Luxembourg Participant or a Euroclear Participant, the purchaser will send instructions to Clearstream Luxembourg or Euroclear through a Clearstream Luxembourg Participant or Euroclear Participant at least one business day prior to settlement. Clearstream Luxembourg or Euroclear will instruct the respective Depositary, as the case may be, to receive the Global Securities against payment. Payment will include interest accrued on the Global Securities from and including the last interest payment date to and excluding the settlement date, on the basis of either the actual number of days in the accrual period and a year assumed to consist of 360 days or a 360-day year of twelve 30-day months as applicable to the related class of Global Securities. For transactions settling on the 31st of the month, payment will include interest accrued to and excluding the first day of the following month. Payment will then be made by the respective Depositary of the DTC Participant's account against delivery of the Global Securities. After settlement has been completed, the Global Securities will be credited to the respective clearing system and by the clearing system, in accordance with its usual procedures, to the Clearstream Luxembourg Participant's or Euroclear Participant's account. The securities credit will appear the next day (European time) and the cash debt will be back-valued to, and the interest on the Global Securities will accrue from, the value date (that would be the preceding day when settlement occurred in New York). If settlement is not completed on the intended value date (i.e., the trade fails), the Clearstream Luxembourg or Euroclear cash debt will be valued instead as of the actual settlement date.

         Clearstream Luxembourg Participants and Euroclear Participants will need to make available to the respective clearing systems the funds necessary to process same-day funds settlement. The most direct means of doing so is to preposition funds for settlement, either from cash on hand or existing lines of credit, as they would for any settlement occurring within Clearstream Luxembourg or Euroclear. Under this approach, they may take on credit exposure to Clearstream Luxembourg or Euroclear until the Global Securities are credited to their accounts one day later.

         As an alternative, if Clearstream Luxembourg or Euroclear has extended a line of credit to them, Clearstream Luxembourg Participants or Euroclear Participants can elect not to preposition funds and allow that credit line to be drawn upon the finance settlement. Under this procedure, Clearstream Luxembourg Participants or Euroclear Participants purchasing Global Securities would incur overdraft charges for one day, assuming they cleared the overdraft when the Global Securities were credited to their accounts. However, interest on the Global Securities would accrue from the value date. Therefore, in many cases the investment income on the Global Securities earned during that one-day period may substantially reduce or offset the amount of overdraft charges, although this result will depend on each Clearstream Luxembourg Participant's or Euroclear Participant's particular cost of funds.

         Since the settlement is taking place during New York business hours, DTC Participants can employ their usual procedures for sending Global Securities to the respective European Depositary for the benefit of Clearstream Luxembourg Participants or Euroclear Participants. The sale proceeds will be available to the DTC seller on the settlement date. Thus, to the DTC Participants a cross-market transaction will settle no differently than a trade between two DTC Participants.

         TRADING BETWEEN CLEARSTREAM LUXEMBOURG OR EUROCLEAR SELLER AND DTC PURCHASER. Due to time zone differences in their favor, Clearstream Luxembourg Participants and Euroclear Participants may employ their customary procedures for transactions in which Global Securities are to be transferred by the respective clearing system, through the respective Depositary, to a DTC Participant. The seller will send instructions to Clearstream Luxembourg or Euroclear through a Clearstream Luxembourg Participant or Euroclear Participant at least one business day prior to settlement. In these cases Clearstream Luxembourg or Euroclear will instruct the respective Depositary, as appropriate, to deliver the Global Securities to the DTC Participant's account against payment. Payment will include interest accrued on the Global Securities from and including the last interest payment to and excluding the settlement date on the basis of either the actual number of days in the accrual period and a year assumed to consist of 360 days or a 360-day year of twelve 30-day months as applicable to the related class of Global Securities. For transactions settling on the 31st of the month, payment will include interest accrued to and excluding the first day of the following month. The payment will then be reflected in the account of the Clearstream Luxembourg Participant or Euroclear Participant the following day, and receipt of the cash proceeds in the Clearstream Luxembourg Participant's or Euroclear Participant's account would be back-valued to the value date (which would be the preceding day, when settlement occurred in New
York). Should the Clearstream Luxembourg Participant or Euroclear Participant have a line of credit with its respective clearing system and elect to be in debt in anticipation of receipt of the sale proceeds in its account, the back-valuation will extinguish any overdraft incurred over that one day period. If settlement is not completed on the intended value date (that is, the trade fails), receipt of the cash proceeds in the Clearstream Luxembourg Participant's or Euroclear Participant's account would instead be valued as of the actual settlement date.

         Finally, day traders that use Clearstream Luxembourg or Euroclear and that purchase Global Securities from DTC Participants for delivery to Clearstream Luxembourg Participants or Euroclear Participants should note that these trades would automatically fail on the sale side unless affirmative action were taken. At least three techniques should be readily available to eliminate this potential problem:

         o borrowing through Clearstream Luxembourg or Euroclear for one day (until the purchase side of the day trade is reflected in their Clearstream Luxembourg or Euroclear accounts) in accordance with the clearing system's customary procedures;

         o borrowing the Global Securities in the U.S. from a DTC Participant no later than one day prior to the settlement, which would give the Global Securities sufficient time to be reflected in their Clearstream Luxembourg or Euroclear account in order to settle the sale side of the trade; or

         o staggering the value dates for the buy and sell sides of the trade so that the value date for the purchase from the DTC Participant is at least one day prior to the value date for the sale to the Clearstream Luxembourg or Euroclear Participant.

CERTAIN U.S. FEDERAL INCOME TAX DOCUMENTATION REQUIREMENTS

         A beneficial owner of Global securities holding securities through Clearstream, Luxembourg or Euroclear, or through DTC will be subject to the 30% U.S. withholding tax that generally applies to payments of interest, including original issue discount, on registered debt issued by U.S. Persons or to 31% backup withholding, unless (1) each clearing system, bank or other financial institution that holds customers' securities in the ordinary course of its trade or business in the chain of intermediaries between the beneficial owner and the U.S. entity required to withhold tax complies with applicable certification requirements and (2) the beneficial owner takes one of the following steps to obtain an exemption or reduced tax rate:

         EXEMPTION FOR NON-U.S. PERSONS (FORM W-8BEN). Beneficial owners of securities that are non-U.S. Persons can obtain a complete exemption from the withholding tax by filing a signed Form W-8BEN (Certificate of Foreign Status of Beneficial Owner for United States Tax Withholding. If the information shown on Form W-8 BEN changes, a new Form W-8 must be filed within 30 days of the change.

         EXEMPTION FOR NON-U.S. PERSONS WITH EFFECTIVELY CONNECTED INCOME (FORM W-8ECI). A non-U.S. Person, including a non-U.S. corporation or bank with a U.S. branch, for which the interest income is effectively connected with its conduct of a trade or business in the United States, can obtain an exemption from the withholding tax by filing Form W-8ECI (Certificate of Foreign Person's Claim for Exemption from Withholding on Income Effectively Connected with the Conduct of a Trade or Business in the United States).

         EXEMPTION OR REDUCED RATE FOR NON-U.S. PERSONS RESIDENT IN TREATY COUNTRIES (FORM W-8BEN). Non-U.S. Persons that are beneficial owners of securities residing in a country that has a tax treaty with the United States can obtain an exemption or reduced tax rate, depending on the treaty terms, by filing Form W-8BEN (including Part II thereof). If the treaty provides only for a reduced rate, the beneficial owner may still be entitled to complete exemption from withholding under item (1) above.

         EXEMPTION FOR U.S. PERSONS (FORM W-9). U.S. Persons can obtain complete exemption from the withholding tax by filing Form W-9 (Request for Taxpayer Identification Number and Certification).

         U.S. FEDERAL INCOME TAX REPORTING PROCEDURE. The beneficial owner of a Global Security files by submitting the appropriate form to the person through whom it holds, the clearing agency, in the case of persons holding directly on the books of the clearing agency. Form W-8BEN and Form W-8ECI are generally effective for three calendar years from the close of the calendar year in which it is collected.

         The term "U.S. Person" means (1) a citizen or resident of the United States, (2) a corporation or partnership (or other entity properly classified as a corporation or partnership for U.S. Federal income tax purposes) organized in or under the laws of the United States or any state or the District of Columbia,
(3) an estate the income of which is includible in gross income for United States tax purposes, regardless of its source, or (4) a trust if a court within the United States is able to exercise primary supervision over the administration of the trust and one or more United States persons have authority to control all substantial decisions of the trust. Notwithstanding the preceding sentence, to the extent provided in regulations, trusts in existence on August 20, 1996 and treated as United States persons prior to that date that elect to continue to be so treated also will be considered U.S. Persons. Treasury regulations provide certain presumptions regarding the entity classification and foreign or U.S. status of a holder that a payor generally must apply in the absence of appropriate documentation from the holder, and provide detailed documentation and procedures for holders claiming withholding tax exemptions through intermediaries. Prospective investors are urged to consult their tax advisors regarding the effect of these regulations on their ability to claim and the means for claiming exemptions from or reduced rates of U.S. withholding taxes.

         This summary does not deal with all aspects of U.S. Federal income tax withholding that may be relevant to foreign holders of the Global securities. Investors are advised to consult their own tax advisers for specific tax advice concerning their holding and disposing of the Global securities.

                               $[ ] (APPROXIMATE)

                    DEUTSCHE ALT-A SECURITIES, INC. [ ] TRUST

                         [ ] PASS-THROUGH CERTIFICATES,



                           [ ] ORIGINATOR AND SERVICER

                         ______________________________

                              PROSPECTUS SUPPLEMENT
                         ______________________________


                            DEUTSCHE BANK SECURITIES


THE INFORMATION IN THIS PROSPECTUS SUPPLEMENT IS NOT COMPLETE AND MAY BE CHANGED. WE MAY NOT SELL THESE SECURITIES UNTIL THE REGISTRATION STATEMENT FILED WITH THE SECURITIES AND EXCHANGE COMMISSION IS EFFECTIVE. THIS PROSPECTUS SUPPLEMENT IS NOT AN OFFER TO SELL THESE SECURITIES AND IT IS NOT SOLICITING AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE THE OFFER OR SALE IS NOT PERMITTED.

--------------------------------------------------------------------------------
THE INFORMATION IN THIS PROSPECTUS SUPPLEMENT IS NOT COMPLETE AND MAY BE CHANGED. WE MAY NOT SELL THESE SECURITIES UNTIL THE REGISTRATION STATEMENT FILED WITH THE SECURITIES AND EXCHANGE COMMISSION IS EFFECTIVE. THIS PROSPECTUS SUPPLEMENT IS NOT AN OFFER TO SELL THESE SECURITIES AND IT IS NOT SOLICITING AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE THE OFFER OR SALE IS NOT PERMITTED.
--------------------------------------------------------------------------------

                                                                     [Version 2]

                                                Subject to Completion, Dated [ ]

Prospectus Supplement (to Prospectus dated [   ])

$[ ] (APPROXIMATE)

DEUTSCHE ALT-A SECURITIES, INC.

[ ] TRUST [ ]

MORTGAGE BACKED NOTES

[ ]

SERVICER

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CONSIDER CAREFULLY THE RISK FACTORS BEGINNING ON PAGE S-[ ] OF THIS PROSPECTUS SUPPLEMENT AND ON PAGE [ ] OF THE PROSPECTUS.

For a list of capitalized terms used in this prospectus supplement and the prospectus, see the glossary of defined terms beginning on page S-[ ] of this prospectus supplement and on page [ ] of the prospectus.

The notes will represent obligations of the trust only and will not represent interests in or obligations of any other entity.

This prospectus supplement may be used to offer and sell the notes only if accompanied by the prospectus.
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The trust will issue the following notes:

         Original Class
        Principal Amount    Interest    Price to   Underwriting    Proceeds to
Class         (1)           Rate(2)      Public      Discount       Depositor
-----   ----------------   ---------    --------   ------------   -------------
 [ ]         $[ ]             [ ]%        $[ ]         [ ]%            $[ ]

-----------
(1) This amount is approximate, as described in this prospectus supplement.
(2) The interest rate is subject to increase as described in this prospectus supplement and the prospectus, see supplement.


         This prospectus supplement and the accompanying prospectus relate only to the offering of the notes and not to the residual certificate that will be issued by the trust as described in this prospectus supplement.

         [Describe assets of trust fund.]

         NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED THE NOTES OR DETERMINED THAT THIS PROSPECTUS SUPPLEMENT OR THE ACCOMPANYING PROSPECTUS IS ACCURATE OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

         [Describe underwriting arrangements.]

         On or about [ ], delivery of the notes offered by this prospectus supplement will be made through the book-entry facilities of The Depository Trust Company.

                                  UNDERWRITER:
                            DEUTSCHE BANK SECURITIES

                  The date of this prospectus supplement is [ ]

IMPORTANT NOTICE ABOUT INFORMATION PRESENTED IN THIS PROSPECTUS SUPPLEMENT AND THE ACCOMPANYING PROSPECTUS:

         We provide information to you about the notes offered by this prospectus supplement in two separate documents that progressively provide more detail: (1) the accompanying prospectus, which provides general information, some of which may not apply to your notes, and (2) this prospectus supplement, which describes the specific terms of your notes.

         IF INFORMATION VARIES BETWEEN THIS PROSPECTUS SUPPLEMENT AND THE ACCOMPANYING PROSPECTUS, YOU SHOULD RELY ON THE INFORMATION IN THIS PROSPECTUS SUPPLEMENT.

         You should rely only on the information contained or incorporated by reference in this prospectus supplement and the accompanying prospectus. We have not authorized anyone to provide you with different information.

         We are not offering the notes in any state where the offer is not permitted. We do not claim that the information in this prospectus supplement and prospectus is accurate as of any date other than the dates stated on their respective covers.

                                -----------------

         Dealers will deliver a prospectus supplement and prospectus when acting as underwriters of the notes and with respect to their unsold allotments or subscriptions. In addition, all dealers selling the notes will be required to deliver a prospectus supplement and prospectus for ninety days following the date of this prospectus supplement.

                                -----------------

         We include cross-references in this prospectus supplement and the accompanying prospectus to captions in these materials where you can find further related discussions. The following table of contents and the table of contents included in the accompanying prospectus provide the pages on which these captions are located.

                                TABLE OF CONTENTS

                              PROSPECTUS SUPPLEMENT




SUMMARY OF TERMS................................................................
RISK FACTORS....................................................................
DESCRIPTION OF THE TRUST........................................................
DESCRIPTION OF THE NOTES........................................................
[THE INSURANCE POLICY...........................................................
DESCRIPTION OF THE MORTGAGE POOL................................................
ADDITIONAL INFORMATION..........................................................
THE ORIGINATOR..................................................................
THE SERVICER....................................................................
DESCRIPTION OF THE TRANSFER AND SERVICING AGREEMENTS............................
YIELD CONSIDERATIONS............................................................
MATERIAL FEDERAL INCOME TAX CONSIDERATIONS......................................
STATE AND LOCAL INCOME TAX CONSIDERATIONS.......................................
ERISA CONSIDERATIONS............................................................
LEGAL INVESTMENT CONSIDERATIONS.................................................
USE OF PROCEEDS.................................................................
UNDERWRITING....................................................................
EXPERTS.........................................................................
LEGAL MATTERS...................................................................
RATINGS.........................................................................
GLOSSARY OF DEFINED TERMS.......................................................
ANNEX I.........................................................................

                                SUMMARY OF TERMS

o THIS SUMMARY HIGHLIGHTS SELECTED INFORMATION FROM THIS PROSPECTUS SUPPLEMENT AND DOES NOT CONTAIN ALL OF THE INFORMATION THAT YOU NEED TO CONSIDER IN MAKING YOUR INVESTMENT DECISION. TO UNDERSTAND ALL OF THE TERMS OF THE OFFERING OF THE NOTES, IT IS NECESSARY THAT YOU READ CAREFULLY THIS ENTIRE PROSPECTUS SUPPLEMENT AND ACCOMPANYING PROSPECTUS.

o WHILE THIS SUMMARY CONTAINS AN OVERVIEW OF CERTAIN CALCULATIONS, CASH FLOW PRIORITIES, AND OTHER INFORMATION TO AID YOUR UNDERSTANDING, YOU SHOULD READ CAREFULLY THE FULL DESCRIPTION OF THESE CALCULATIONS, CASH FLOW PRIORITIES AND OTHER INFORMATION IN THIS PROSPECTUS SUPPLEMENT AND THE ACCOMPANYING PROSPECTUS BEFORE MAKING ANY INVESTMENT DECISION.

O WHENEVER WE REFER TO A PERCENTAGE OF SOME OR ALL OF THE MORTGAGE LOANS IN THE TRUST, THAT PERCENTAGE HAS BEEN CALCULATED ON THE BASIS OF THE TOTAL PRINCIPAL BALANCE OF THOSE MORTGAGE LOANS AS OF [ ], UNLESS WE SPECIFY OTHERWISE. WE EXPLAIN IN THIS PROSPECTUS SUPPLEMENT UNDER "DESCRIPTION OF THE NOTES" HOW THE PRINCIPAL BALANCE OF A MORTGAGE LOAN IS DETERMINED. WHENEVER WE REFER IN THIS SUMMARY OF TERMS OR IN THE RISK FACTORS SECTION OF THIS PROSPECTUS SUPPLEMENT TO THE TOTAL PRINCIPAL BALANCE OF ANY MORTGAGE LOANS, WE MEAN THE TOTAL OF THEIR PRINCIPAL BALANCES DETERMINED BY THAT METHOD, UNLESS WE SPECIFY OTHERWISE.

THE OFFERED NOTES

         Deutsche Alt-A Securities, Inc. [ ] Trust [ ] is offering the Class [ ] Mortgage Backed Notes as part of Series [ ]. The notes will be issued in book-entry form.

         SEE "DESCRIPTION OF THE NOTES--GENERAL" IN THIS PROSPECTUS SUPPLEMENT FOR A DISCUSSION OF THE MINIMUM DENOMINATIONS AND THE INCREMENTAL DENOMINATIONS OF THE NOTES.

         The notes will represent obligations of the trust and will be secured by the assets of the trust, which consist primarily of [describe assets of the trust.]

         The notes will have an approximate total initial principal amount of $[ ]. Any difference between the total principal amount of the notes on the date they are issued and the approximate total principal amount of the notes on the date of this prospectus supplement will not exceed 5%.

PAYMENTS ON THE NOTES

         Principal and interest on the notes will be payable on the [25]th day of each month, beginning in [ ]. However, if the [25]th day is not a business day, payments will be made on the next business day after the [25]th day of the month.

INTEREST PAYMENTS

         Interest will accrue on the notes at the annual rate described in this prospectus supplement.

         SEE "DESCRIPTION OF THE NOTES--PAYMENTS--PAYMENTS OF INTEREST" IN THIS PROSPECTUS SUPPLEMENT.

PRINCIPAL PAYMENTS

         The amount of principal payable on the notes will be determined by (1) funds actually received on the mortgage loans that are available to make payments on the notes, (2) the amount of interest received on the mortgage loans that is used to pay principal on the notes, calculated as described in this prospectus supplement, (3) [the amount of principal received on the mortgage loans that is released to the residual certificate, calculated as described in this prospectus supplement,] and (4) [ ]. Funds actually received on the mortgage loans may consist of expected, scheduled payments, and unexpected payments resulting from prepayments or defaults by borrowers, liquidation of defaulted mortgage loans, or repurchases of mortgage loans under the circumstances described in this prospectus supplement.

         WE EXPLAIN HOW PRINCIPAL IS PAID ON THE NOTES UNDER "DESCRIPTION OF THE NOTES-- PAYMENTS--PAYMENTS OF PRINCIPAL" IN THIS PROSPECTUS SUPPLEMENT.

         The last possible day on which the principal of the notes could become payable in full is [ ] and is referred to as the maturity date. The notes could be paid in full before the maturity date.

LIMITED RECOURSE

         The only source of cash available to make interest and principal payments on the notes will be the assets of the trust. The trust will have no other source of cash and no entity other than the trust will be required or expected to make any payments on the notes.

ENHANCEMENT OF LIKELIHOOD OF PAYMENT ON THE NOTES

[Describe Any Applicable Financial Guaranty Insurance Policy or Guarantee.]

[SUBORDINATION OF PAYMENTS

         No amounts will be paid to the holder of the residual certificate on any distribution date until all amounts due to the notes on that date have been paid and overcollateralization has reached the required level.]

[OVERCOLLATERALIZATION

         On the closing date, the total principal balance of the mortgage loans is expected to exceed the total principal amount of the notes by approximately [ ]%. This condition is referred to as "overcollateralization." Any interest received on the mortgage loans in excess of the amount needed to pay interest on the notes and some expenses and fees of the trust will be used to reduce the total principal amount of the notes to a level set by [ ], until the mortgage loans have a total principal balance that exceeds the total outstanding principal amount of the notes by the amount required by [ ]. We cannot assure you that sufficient interest will be generated by the mortgage loans to increase overcollateralization to the level required by [ ], or to maintain it at that level.

         SEE "DESCRIPTION OF THE NOTES--OVERCOLLATERALIZATION" IN THIS PROSPECTUS SUPPLEMENT.]

THE MORTGAGE LOANS

         On the closing date, which is expected to be on or about [ ], the assets of the trust will consist primarily of [describe mortgage loans.]

         [Description of pre-funding account and additional mortgage loans as applicable.]

         SEE "DESCRIPTION OF THE MORTGAGE POOL" IN THIS PROSPECTUS SUPPLEMENT FOR A GENERAL DESCRIPTION OF THE MORTGAGE LOANS AND "THE ORIGINATOR" IN THIS PROSPECTUS SUPPLEMENT FOR A DESCRIPTION OF THE UNDERWRITING GUIDELINES APPLIED IN ORIGINATING THE MORTGAGE LOANS.

[THE PRE-FUNDING ACCOUNT

On the closing date, approximately $[ ] will be deposited by [ ] in a pre-funding account maintained by [ ]. It is intended that additional mortgage loans will be sold to the trust by the depositor from time to time, from [ ] until [ ], paid for with the funds on deposit in the pre-funding account.

[Description of pre-funding account and additional mortgage loans as applicable.]

SEE "DESCRIPTION OF THE NOTES--PRE-FUNDING ACCOUNT" IN THIS PROSPECTUS SUPPLEMENT.]

SERVICING OF THE MORTGAGE LOANS

The mortgage loans will be serviced by [ ].

SEE "THE SERVICER" AND "DESCRIPTION OF THE TRANSFER AND SERVICING AGREEMENTS" IN THIS PROSPECTUS SUPPLEMENT.

OPTIONAL PURCHASE OF MORTGAGE LOANS

         [ ] will have the option to purchase all of the mortgage loans and the other assets of the trust, after the total principal balance of the mortgage loans declines to less than [ ]% of their initial total principal balance; if [ ] does not exercise that option, [ ] may purchase the mortgage loans and other assets of the trust. If the mortgage loans and other assets are purchased, the noteholders will be paid accrued interest, and principal equal to the outstanding principal amount of the notes.

SEE "DESCRIPTION OF THE NOTES--OPTIONAL REDEMPTION" IN THIS PROSPECTUS SUPPLEMENT FOR A DESCRIPTION OF THE PURCHASE PRICE TO BE PAID FOR THE MORTGAGE LOANS.

TAX STATUS

         Thacher Proffitt & Wood, special federal tax counsel, will deliver an opinion of counsel that for federal income tax purposes, the notes will be treated as indebtedness and the trust will not be an association, or publicly traded partnership, taxable as a corporation or a taxable mortgage pool.

         SEE "MATERIAL FEDERAL INCOME TAX CONSIDERATIONS" IN THIS PROSPECTUS SUPPLEMENT AND IN THE ACCOMPANYING PROSPECTUS FOR ADDITIONAL INFORMATION CONCERNING THE APPLICATION OF FEDERAL INCOME TAX LAWS TO THE NOTES.

ERISA CONSIDERATIONS

         The Notes may be acquired by employee benefit plans and other retirement arrangements subject to certain conditions.

         SEE "ERISA CONSIDERATIONS" IN THIS PROSPECTUS SUPPLEMENT AND IN THE PROSPECTUS FOR A MORE COMPLETE DISCUSSION OF THESE ISSUES.

LEGAL INVESTMENT CONSIDERATIONS

         [The notes will not constitute "mortgage related securities" for purposes of the Secondary Mortgage Market Enhancement Act of 1984.]

         There are other restrictions on the ability of some types of investors to purchase the notes that prospective investors should consider.

SEE "LEGAL INVESTMENT CONSIDERATIONS" IN THIS PROSPECTUS SUPPLEMENT AND IN THE PROSPECTUS.

RATINGS OF THE NOTES

         The notes will initially be rated "[ ]" by [Rating Agency], and "[ ]" by [Rating Agency].

         These ratings are not recommendations to buy, sell or hold these notes. A rating may be changed or withdrawn at any time by the assigning rating agency.

         o The ratings do not address the possibility that, as a result of principal prepayments, the yield on your notes may be lower than anticipated.

         SEE "RATINGS" IN THIS PROSPECTUS SUPPLEMENT FOR A MORE COMPLETE DISCUSSION OF THE NOTE RATINGS.

                                  RISK FACTORS

         THE FOLLOWING INFORMATION, WHICH YOU SHOULD CAREFULLY CONSIDER, IDENTIFIES CERTAIN SIGNIFICANT SOURCES OF RISK ASSOCIATED WITH AN INVESTMENT IN THE NOTES. YOU SHOULD ALSO CAREFULLY CONSIDER THE INFORMATION SET FORTH UNDER "RISK FACTORS" IN THE PROSPECTUS.

UNPREDICTABILITY AND EFFECT OF PREPAYMENTS

         Borrowers may prepay their mortgage loans in whole or in part at any time; however, approximately [ ] of the mortgage loans require the payment of a prepayment penalty in connection with any voluntary prepayment during [ ]. The prepayment penalties may be waived by the servicer. A prepayment of a mortgage loan will usually result in a prepayment on the notes.

         o If you purchase your notes at a discount and principal is repaid slower than you anticipate, then your yield may be lower than you anticipate.

         o If you purchase your notes at a premium and principal is repaid faster than you anticipate, then your yield may be lower than you anticipate.

         The rate at which defaults and losses occur on the mortgage loans will affect the rate of payment of principal on the notes. We encourage you to review the information in this prospectus supplement about the underwriting guidelines applied in originating the mortgage loans, the credit quality of the mortgage loans and the collateral for the mortgage loans.

         SEE "YIELD CONSIDERATIONS" IN THIS PROSPECTUS SUPPLEMENT FOR A DESCRIPTION OF FACTORS THAT MAY INFLUENCE THE RATE AND TIMING OF PREPAYMENTS ON THE MORTGAGE LOANS.

         [The prepayment experience of the mortgage loans may differ significantly from that of first lien residential mortgage loans, or junior lien mortgage loans with a principal balance lower than the value of the related property.]

[EFFECT OF CREATION AND MAINTENANCE OF OVERCOLLATERALIZATION ON PAYMENTS OF PRINCIPAL ON THE NOTES

         We describe in this prospectus supplement the underwriting guidelines used in originating the mortgage loans, the collateral for the mortgage loans and the servicing of the mortgage loans. These and other factors will affect the rate of defaults and losses on the mortgage loans, which in turn will affect the rate at which overcollateralization is created or maintained. When overcollateralization is less than the level required by [ ], a portion of interest collections on the mortgage loans will be used to make principal payments on the notes. This will accelerate the rate at which you receive payments of principal. When overcollateralization is greater than the level required by [ ], a portion of principal collections on the mortgage loans will be released to the residual certificate. This will slow the rate at which you receive payments of principal.]

GEOGRAPHIC CONCENTRATION OF MORTGAGE LOANS

         Approximately [ ]% of the mortgage loans expected to be in the trust on the closing date are secured by properties in [California]. The rate of delinquencies and defaults, and therefore the rate of prepayments, on the mortgage loans may be higher than if fewer of the mortgage loans were concentrated in one state because the following conditions in [California] will have a disproportionate impact on the mortgage loans in general:

         o Weak economic conditions in [California] (which may or may not affect real property values) may affect the ability of borrowers to repay their mortgage loans on time;

         o Declines in the [California] residential real estate market may reduce the values of properties located in [California], which would result in an increase in the combined loan-to-value ratios;

         o Properties in [California] may be more susceptible than homes located in other parts of the country to some types of uninsurable hazards, such as earthquakes, as well as floods, mudslides and other natural disasters; and

         o Any increase in the market value of properties located in [California] would reduce the combined loan-to-value ratios of the mortgage loans and could, therefore, make alternative sources of financing available to the borrowers at lower interest rates, which could result in an increased rate of prepayment of the mortgage loans.

         Natural disasters affect regions of the United States from time to time, and may result in increased losses on mortgage loans in those regions, or in insurance payments that will constitute prepayments of those mortgage loans.

         FOR ADDITIONAL INFORMATION REGARDING THE GEOGRAPHIC DISTRIBUTION OF THE MORTGAGE LOANS IN THE TRUST, SEE THE APPLICABLE TABLE UNDER "DESCRIPTION OF THE MORTGAGE POOL" IN THIS PROSPECTUS SUPPLEMENT.

[SOME OF THE LOANS IN THE MORTGAGE POOL ARE MORE LIKELY TO DEFAULT THAN OTHERS, AND HIGHER THAN EXPECTED DEFAULTS ON THESE LOANS COULD REDUCE THE YIELD ON YOUR NOTES

         The payment schedules for most of the mortgage loans in the pool require the borrower to pay off the principal balance of the loan gradually over the life of the loan. Some of the mortgage loans in the pool, however, have payment schedules under which the borrowers makes relatively small payments of principal over the life of the loan, and then must make a large final payment at maturity that pays off the entire principal balance outstanding. This final payment is usually much larger than the previous monthly payments. Because the borrower's ability to make this final payment usually depends on the ability to refinance the loan or sell the underlying property, the risk of default is greater than on other types of loans. High rates of default on these types of loans in the pool will result in greater losses on your notes.

         The ability of a borrower to refinance the type of loan described above or sell the mortgaged property will depend upon a number of factors, including:

         o        the level of mortgage interest rates;

         o        the borrower's equity in the mortgage property;

         o        general economic conditions; and

         o        the availability of credit.

         We cannot predict how these factors will affect the default rate of these mortgage loans in the pool. You should refer to "Description of the Mortgage Pool" for information on the percentage of loans in the mortgage pool that consists of these loans.]

[EFFECT OF LACK OF PRIMARY MORTGAGE INSURANCE ON THE NOTES

         Approximately [ ]% of the mortgage loans have loan-to-value ratios greater than [ ]%. None of the mortgage loans are covered by a primary mortgage insurance policy. If borrowers default on their mortgage loans, there is a greater likelihood of losses than if the loans were insured. We cannot assure you that the applicable credit enhancement will be adequate to cover those losses.

         SEE "DESCRIPTION OF THE NOTES" IN THIS PROSPECTUS SUPPLEMENT.]

REAL ESTATE MARKET MAY AFFECT PERFORMANCE OF MORTGAGE LOANS

         A decline in the real estate values or in economic conditions generally could increase the rates of delinquencies, foreclosures and losses on the mortgage loans to a level that is significantly higher than those experienced currently; and no assurance can be given that values of the properties securing the mortgage loans will not decline since the date of origination of the mortgage loan. If the credit enhancement described in this prospectus supplement is not enough to protect your notes from these losses, the yield on your notes may be reduced.

[EARLY PRINCIPAL PAYMENT FROM CASH REMAINING IN PRE-FUNDING ACCOUNT

         If the cash in the pre-funding account on the closing date is not used to acquire additional mortgage loans by [ ], then that cash will be [paid to you on a proportionate basis with the other noteholders in reduction of the principal balance of your notes.] If the amount of that cash is substantial, you will receive a significant unexpected early payment of principal in (or before) [ ]. We cannot assure you that you will be able to reinvest that money in another investment with a comparable yield.]

YOU WILL NOT RECEIVE PHYSICAL NOTES, WHICH CAN CAUSE DELAYS IN DISTRIBUTIONS AND HAMPER YOUR ABILITY TO PLEDGE OR RESELL YOUR NOTES

         Your ownership of the notes will be registered electronically with DTC. The lack of physical notes could:

         o result in payment delays on the notes because the indenture trustee will be sending distributions on the notes to DTC instead of directly to you;

         o make it difficult for you to pledge your notes if physical notes are required by the party demanding the pledge; and

         o could hinder your ability to resell the notes because some investors may be unwilling to buy notes that are not in physical form.

         SEE "DESCRIPTION OF THE NOTES--BOOK-ENTRY REGISTRATION" IN THIS PROSPECTUS SUPPLEMENT.

LIMITED ABILITY TO RESELL NOTES

         The underwriter is not required to assist in resales of the notes, although it may do so. A secondary market for the notes may not develop. If a secondary market does develop, it might not continue or it might not be sufficiently liquid to allow you to resell any of your notes. The certificates will not be listed on any securities exchange.

         [Additional risk factors to be provided as applicable.]

                            DESCRIPTION OF THE TRUST

GENERAL

         Deutsche Alt-A Securities, Inc. [ ] Trust [ ] (the "Trust" or the "Issuer") will be a [statutory business trust] [common law trust] formed under the laws of [ ] pursuant to an amended and restated Trust Agreement (the "Trust Agreement") dated as of [ ] (the "Cut-off Date") between Deutsche Alt-A Securities, Inc. as depositor (the "Depositor") and [ ] as owner trustee (the "Owner Trustee"), for the transactions described in this prospectus supplement. The Trust will not engage in any activity other than acquiring, holding and managing the Mortgage Loans (as defined in this prospectus supplement) and the other assets of the Trust and proceeds from the Mortgage Loans and other assets, issuing the Securities (as defined in this prospectus supplement), making payments on the Securities, and engaging in related activities.

         On or about [ ] (the "Closing Date"), the Trust will purchase the Mortgage Loans from the Depositor pursuant to a Sale and Servicing Agreement (as amended and supplemented from time to time, the "Sale and Servicing Agreement") dated as of the Cut-off Date, among the Trust, the Depositor, the Servicer and [ ], as indenture trustee (the "Indenture Trustee").

         The Trust's principal offices are located in [ ].

THE OWNER TRUSTEE

         [ ] will act not in its individual capacity but solely as the Owner Trustee under the Trust Agreement. [ ] is a [ ] banking corporation and its principal offices are located at [ ]. The compensation of the Owner Trustee will be paid by [ ].

THE RESIDUAL CERTIFICATE

         The equity interest in the Trust will be represented by a residual interest certificate (the "Residual Certificate").

         The holder of the Residual Certificate (the "Residual
Certificateholder," and together with the Noteholders (as defined in this prospectus supplement), the "Securityholders") will be entitled to receive [to be described as applicable].

                            DESCRIPTION OF THE NOTES

GENERAL

         The Trust will issue the Class [ ] Notes (the "Notes") pursuant to an Indenture dated as of the Cut-off Date (the "Indenture") between the Issuer and the Indenture Trustee. The Trust will also issue the Residual Certificate pursuant to the Trust Agreement. The Notes and the Residual Certificate are referred to in this prospectus supplement as the "Securities." Only the Notes are offered by this prospectus supplement. The Notes will be secured by the Trust Estate (as defined below) pursuant to the Indenture.

         The "Trust Estate" will consist primarily of [describe as applicable].

         The Notes will be issued in the approximate initial total principal amount specified on the cover page of this prospectus supplement (the "Original Class Principal Amount"). The total principal amount of the Notes outstanding at any time is referred to in this prospectus supplement as the "Class Principal Amount." The Residual Certificate will be issued without a principal amount or interest rate, and will be entitled only to the amounts that are described in this prospectus supplement. The Original Class Principal Amount of the Notes may be increased or decreased by up to 5% to the extent that the Cut-off Date Balance (as defined in this prospectus supplement) of the Mortgage Loans is increased or decreased as described under "Description of the Mortgage Pool" in this prospectus supplement.

         Payments on the Notes will be made on the [25th] day of each month or, if the [25th] day is not a Business Day, on the next succeeding Business Day, commencing in [ ] (each, a "Distribution Date"), to holders of Notes ("Noteholders") of record on the applicable Record Date. The "Record Date" for each Distribution Date will be the close of business on the last Business Day of the calendar month immediately before the month in which that Distribution Date occurs.

         o A "Business Day" is generally any day other than a Saturday or Sunday or a day on which banks in [New York] are closed.

         Payments on the Notes will be made to each registered holder entitled to these payments, either (1) by check mailed to the Noteholder's address as it appears on the books of the Indenture Trustee, or (2) at the request, submitted to the Indenture Trustee in writing not later than the related Record Date, of any Noteholder (at the Noteholder's expense) in immediately available funds; provided, that the final payment for any Note will be made only upon presentation and surrender of the Note at the Corporate Trust Office (as defined in this prospectus supplement) of the Indenture Trustee or the office of the Note Registrar (as defined in this prospectus supplement). See "-- The Indenture Trustee" in this prospectus supplement.

[PRE-FUNDING ACCOUNT

         On the Closing Date approximately $[ ] (the "Pre-Funded Amount") will be deposited in an account (the "Pre-Funding Account") maintained by [ ]. During the period (the "Pre-Funding Period") from [ ] until [ ], the Pre-Funding Amount will be maintained in the Pre-Funding Account. The Pre-Funded Amount will be reduced during the Pre-Funding Period by the amount of Subsequent Mortgage Loans (as defined in this prospectus supplement) purchased by the Trust in accordance with the [Sale and Servicing Agreement]. During the Pre-Funding Period, the Pre-Funded Amount will be used only to purchase Subsequent Mortgage Loans. Immediately following the Pre-Funding Period, any Pre-Funded Amount remaining will be distributed to [to be provided as applicable].

         Amounts on deposit in the Pre-Funding Account will be invested in [to be provided as applicable] and all investment earnings on amounts on deposit in the Pre-Funding Account will be distributed to [to be provided as applicable] following the Pre-Funding Period.]

BOOK-ENTRY REGISTRATION

         GENERAL. The Notes (the "Book-Entry Notes") will be issued, maintained and transferred on the book-entry records of The Depository Trust Company ("DTC") in the United States [, or through Clearstream Luxembourg, societe anonyme ("Clearstream Luxembourg") or the Euroclear System ("Euroclear") in Europe] and through [its/their] participating organizations (each, a "Participant"). The Book-Entry Notes will be issued in minimum denominations in principal amount of $25,000 and integral multiples of $1 in excess of $25,000.

         Each Class of Book-Entry Notes will be represented by one or more certificates registered in the name of the nominee of DTC. Deutsche Alt-A Securities, Inc. (the "Depositor") has been informed by DTC that DTC's nominee will be Cede & Co. [Clearstream Luxembourg and Euroclear will hold omnibus positions on behalf of their Participants through customers' securities accounts in Clearstream Luxembourg's and Euroclear's names on the books of their respective depositaries, which in turn will hold positions in customers' securities accounts in the depositaries' names on the books of DTC.] No person acquiring an interest in a Book-Entry Note (each, a "Beneficial Owner") will be entitled to receive a certificate representing an interest (a "Definitive Note"), except as set forth below under "--Definitive Notes" and in the prospectus under "Description of the Securities --Book-Entry Registration and Definitive Securities--Definitive Securities."

         Unless and until Definitive Notes are issued, it is anticipated that:

         o the only "Noteholder" of the Notes will be Cede & Co., as nominee of DTC, and Beneficial Owners will not be Noteholders as that term is used in the Indenture.

         o Beneficial Owners will receive all distributions of principal of, and interest on, the Offered Notes from the Indenture Trustee through DTC [, Clearstream Luxembourg or Euroclear, as applicable,] and [its/their] Participants.

         o while the Notes are outstanding, under the rules, regulations and procedures creating and affecting DTC [Clearstream Luxembourg and Euroclear] and [its/their] operations, DTC [Clearstream Luxembourg and Euroclear] [is/are] required to make book-entry transfers among Participants on whose behalf it acts with respect to the Notes and is required to receive and transmit distributions of principal of, and interest on, the Notes. Participants and indirect participants with whom Beneficial Owners have accounts with respect to Notes are similarly required to make book-entry transfers and receive and transmit distributions on behalf of their respective Beneficial Owners. Accordingly, although Beneficial Owners will not possess certificates, DTC [Clearstream Luxembourg and Euroclear] [has/have] in place a mechanism by which Beneficial Owners will receive distributions and will be able to transfer their interest.

         None of the Depositor, [ ] ("[ ]'), the Servicer , the Owner Trustee or the Indenture Trustee [or additional parties] (as those terms are defined in this prospectus supplement) will have any responsibility for any aspect of the records relating to or payments made on account of beneficial ownership interests of the Book-Entry Notes held by Cede & Co., as nominee for DTC, or for maintaining, supervising or reviewing any records relating to those beneficial ownership interests.

         For a more complete description of book-entry registration and clearance and the rules and regulations governing DTC [,Clearstream Luxembourg and Euroclear], see "Description of the Securities--Book-Entry Registration and Definitive Securities" in the prospectus".

         DEFINITIVE NOTES. Definitive Notes will be issued to Beneficial Owners or their nominees, respectively, rather than to DTC or its nominee, only under the limited conditions set forth in the prospectus under " Description of the Securities--Book-Entry Registration and Definitive Securities --Definitive Securities." Upon the occurrence of an event described in that section, the Trustee is required to direct DTC to notify Participants who have ownership of Book-Entry Notes as indicated on the records of DTC of the availability of Definitive Notes for their Book-Entry Notes. Upon surrender by DTC of the Definitive Notes representing the Book-Entry Notes and upon receipt of instructions from DTC for re-registration, the Trustee will re-issue the Book-Entry Notes as Definitive Notes in the respective principal amounts owned by individual Beneficial Owners, and thereafter the Trustee will recognize the holders of the Definitive Notes as Noteholders under the Indenture and the Sale and Servicing Agreement.

PAYMENTS

         Payments on the Notes on each Distribution Date will be made from the Available Collection Amount. The Available Collection Amount will be determined as [to be provided as applicable.]

         o With respect to each Distribution Date, the "Due Period" is the calendar month immediately before that Distribution Date.

         PAYMENTS OF INTEREST. Interest on the Class Principal Amount of the Notes will accrue during each Accrual Period (as defined in this prospectus supplement) at the interest rate specified on the front cover of this prospectus supplement (the "Interest Rate") and will be payable to Noteholders on each Distribution Date, starting in [ ]. [If the Residual Certificateholder does not exercise its option to purchase the Mortgage Loans and the other assets of the Trust when it is first entitled to do so, as described under "--Optional Redemption" in this prospectus supplement, then with respect to each succeeding Distribution Date the Interest Rate will be increased [to be provided as applicable.]] See "--Optional Redemption" in this prospectus supplement. Interest on the Notes will be calculated on the basis of a 360-day year of twelve 30-day months.

         o The "Accrual Period" for the Notes will be the calendar month immediately preceding the month in which the related Distribution Date occurs.

         Payments of interest on the Notes will be made from [to be provided as applicable].

         PAYMENTS OF PRINCIPAL. Principal payments will be made to Noteholders on each Distribution Date in an amount generally equal to [to be provided as applicable].

         o The "Principal Distribution Amount" for any Distribution Date will be equal to the sum of [to be provided as applicable].

PAYMENT PRIORITIES

         On each Distribution Date, the Available Funds will be applied in the following order of priority: [to be provided as applicable.]

OVERCOLLATERALIZATION

         On the Closing Date the Cut-off Date Balance is expected to exceed the Original Class Principal Amount of the Notes by approximately $[ ]. The weighted average Net Mortgage Loan Rate (as defined below) of the Mortgage Loans is generally expected to be higher than the Interest Rate of the Notes, thus generating excess interest collections. To the extent described in this prospectus supplement, Excess Spread will be applied on any Distribution Date as [to be provided as applicable].

         o The "Net Mortgage Loan Rate" for any Mortgage Loan equals [to be provided as applicable].

MATURITY DATE

         The Class Principal Amount of the Notes and all interest accrued and unpaid on the Notes will be payable in full on [ ] (the "Maturity Date"). See "--Rights of Noteholders Upon Occurrence of Event of Default" below. The actual final Distribution Date for the Notes could be substantially earlier than the Maturity Date.

REPORTS TO NOTEHOLDERS

         On each Distribution Date the Indenture Trustee will make available to each Noteholder a statement containing the following information:

         o the amount of principal distributed on that date to Noteholders;

         o the amount of interest distributed on that date to Noteholders;

         o the amount of any outstanding Noteholders' Interest Carryforward Amount for the Notes after distributions on that date;

         o the Class Principal Amount of the Notes after distributions on that date;

         o the amount of the Servicing Fees paid with respect to that date;

         o        the Total Loan Balance as of the related Distribution Date;

         o the number and total Principal Balance of Mortgage Loans (1) remaining outstanding, (2) delinquent by one, two, three or four or more monthly payments, (3) in foreclosure, and (4) with respect to REO Property;

         o        any amount distributed to the holder of the Residual
                  Certificate; and

         o other information to the extent provided in the Sale and Servicing Agreement.

OPTIONAL REDEMPTION

         On any Distribution Date after the date on which the Total Loan Balance is less than [ ]% of the Cut-off Date Balance, [ ] will (subject to the terms of the Sale and Servicing Agreement) have the option to purchase the Mortgage Loans, any REO Property and any other assets of the Trust for the Termination Price. If [ ] does not exercise that option, [ ] will then have the same purchase option. If either purchase option is exercised, the Notes will be redeemed and the Residual Certificate and the Trust will be terminated (this event, an "Optional Redemption").

         If the Residual Certificateholder does not exercise its option as described above when it is first entitled to do so, the Interest Rate of the Notes will be increased as described under "-- Payments of Interest" in this prospectus supplement.

RIGHTS OF NOTEHOLDERS UPON OCCURRENCE OF EVENT OF DEFAULT

         Under the Indenture, a failure to pay the full amount of the Noteholders' Interest Distribution Amount within five days of the Distribution Date on which that payment is due (without regard to the amount of Available Funds) or failure to pay the entire outstanding principal amount of the Notes on the Maturity Date, will constitute an event of default (an "Event of Default").

         Upon the occurrence of an Event of Default, the holders of Notes evidencing more than [ ]% of the Class Principal Amount of the Notes then outstanding may exercise their remedies under the Indenture. These remedies include [to be provided as applicable]. See "Description of the Agreements--Material Terms of the Indenture" in the prospectus.

THE INDENTURE TRUSTEE

         [ ], a [ ], will be the Indenture Trustee under the Indenture. The Indenture Trustee will be entitled to [describe applicable fees of the indenture trustee]. The Indenture Trustee's "Corporate Trust Office" is located at [ ], or any address as the Indenture Trustee may designate from time to time by notice to the Noteholders, the Depositor and the Servicer.

                              [THE INSURANCE POLICY

         The following information has been provided by [ ] (the "Insurer") for inclusion in this prospectus supplement. Neither the Depositor nor the Underwriter makes any representation as to the accuracy or completeness of this information.

         The Insurer does not accept any responsibility for the accuracy or completeness of this prospectus supplement or any information or disclosure contained in this prospectus supplement, or omitted from this prospectus supplement, other than with respect to the accuracy of the information regarding the Note Guaranty Insurance Policy (the "Insurance Policy") and the Insurer set forth below under this heading "The Insurance Policy." Additionally, the Insurer makes no representation regarding the Notes or the advisability of investing in the Notes.

THE INSURER

         [To be provided as applicable.]

INSURER FINANCIAL INFORMATION

         [To be provided as applicable.]

WHERE YOU CAN OBTAIN ADDITIONAL INFORMATION ABOUT THE INSURER

         [To be provided as applicable.]

FINANCIAL STRENGTH RATINGS OF THE INSURER

         [To be provided as applicable.]

THE INSURANCE POLICY

         [To be provided as applicable.]]


                        DESCRIPTION OF THE MORTGAGE POOL

GENERAL

         The Mortgage Pool will consist of approximately [ ] Mortgage Loans with original terms to maturity of not more than [thirty] years, having a total Principal Balance as of the Cut-off Date of approximately $[ ] (the "Cut-off Date Balance"). The Mortgage Loans are secured by [to be provided as applicable] ("Mortgages"). All of the Mortgage Loans will be [description of Mortgage Loans.]

         Generally, the Mortgage Loans were originated or acquired by the Originator (as defined in this prospectus supplement) in one of the following ways:

         o         [to be provided as applicable].

         For a description of the underwriting criteria applicable to the Mortgage Loans, see "The Originator -- Underwriting Criteria" in this prospectus supplement.

         The Servicer will be required to service the Mortgage Loans pursuant to the Sale and Servicing Agreement and will be compensated for these services as described under "Description of the Transfer and Servicing Agreements -- Servicing" in this prospectus supplement.

PAYMENTS ON THE MORTGAGE LOANS

         [To be provided as applicable.]

CHARACTERISTICS OF THE MORTGAGE LOANS

         The Mortgage Loans are expected to have the following approximate total characteristics as of the Cut-off Date. Prior to the issuance of the Notes, Mortgage Loans may be removed from the Mortgage Pool as a result of incomplete documentation or otherwise, if the Depositor deems removal necessary or appropriate. In addition, a limited number of other home loans may be included in the Mortgage Pool prior to the issuance of the Notes.

         Wherever reference is made in this prospectus supplement to a percentage of some or all of the Mortgage Loans, the percentage is determined (unless otherwise specified) on the basis of the total principal balance of the related Mortgage Loans as of the Cut-off Date.

         Approximately [ ] of the Mortgage Loans provide for payment by the borrower of a prepayment premium in connection with full or partial prepayments of principal within [three to five years] of the date of origination of the loan, generally equal to [to be provided as applicable].

         The Mortgage Loan Rates of the Mortgage Loans range from approximately [ ]% annually to [ ]% annually. The weighted average Mortgage Loan Rate of the Mortgage Loans is approximately [ ]% annually.

         The Principal Balances of the Mortgage Loans range from approximately $[ ] to $[ ]. The Mortgage Loans have an average Principal Balance of approximately $[ ].

         The weighted average Combined Loan-to-Value Ratio at origination of the Mortgage Loans is approximately [ ]%.

         No more than approximately [ ]% of the Mortgage Loans are secured by Mortgaged Properties located in any one zip code area.

         The following tables set forth as of the Cut-off Date the number, total Principal Balance and percentage of the Mortgage Loans having the stated characteristics shown in the tables in each range. (The sum of the amounts of the total Principal Balances and the percentages in the following tables may not equal the totals due to rounding.)

                                         CUT-OFF DATE PRINCIPAL BALANCES

                                                                                                    PERCENTAGE OF
                                                                                                   MORTGAGE LOANS
                                                                                                      BY TOTAL
         RANGE OF PRINCIPAL                    NUMBER OF                TOTAL PRINCIPAL               PRINCIPAL
            BALANCES ($)                     MORTGAGE LOANS                 BALANCE                    BALANCE
--------------------------------           ------------------          -----------------          -----------------
                                                                          $                                    %


                                               ---------                  ----------                    --------
          Total.................                                          $                              100.00%
                                               =========                  ==========                    ========

              The average Cut-off Date Principal Balance is approximately $[ ].


                                               LOAN-TO-VALUE RATIOS

                                                                                                    PERCENTAGE OF
                                                                                                   MORTGAGE LOANS
                                                                                                      BY TOTAL
          RANGE OF ORIGINAL                    NUMBER OF                TOTAL PRINCIPAL               PRINCIPAL
      LOAN-TO-VALUE RATIOS (%)               MORTGAGE LOANS                 BALANCE                    BALANCE
--------------------------------           ------------------          -----------------          -----------------
                                                                          $                                    %


                                               ---------                  ----------                    --------
          Total.................                                          $                              100.00%
                                               =========                  ==========                    ========

        The weighted average original Loan-to-Value Ratio is approximately [ ]%.

                                                  MORTGAGE RATES

                                                                                                    PERCENTAGE OF
                                                                                                   MORTGAGE LOANS
                                                                                                      BY TOTAL
       RANGE OF MORTGAGE RATES                 NUMBER OF                TOTAL PRINCIPAL               PRINCIPAL
                 (%)                         MORTGAGE LOANS                 BALANCE                    BALANCE
--------------------------------           ------------------          -----------------          -----------------
                                                                          $                                    %


                                               ---------                  ----------                    --------
          Total.................                                          $                              100.00%
                                               =========                  ==========                    ========

-------------
* Reflects current Mortgage Rates of Adjustable Rate Mortgage Loans. The weighted average Mortgage Rate is approximately [ ]% per annum.

                                                    LOAN TYPES

                                                                                                    PERCENTAGE OF
                                                                                                   MORTGAGE LOANS
                                                                                                      BY TOTAL
                                               NUMBER OF                TOTAL PRINCIPAL               PRINCIPAL
              LOAN TYPE                      MORTGAGE LOANS                 BALANCE                    BALANCE
--------------------------------           ------------------          -----------------          -----------------
                                                                          $                                    %


                                               ---------                  ----------                    --------
          Total.................                                          $                              100.00%
                                               =========                  ==========                    ========

                                            ORIGINAL TERMS TO MATURITY

                                                                                                    PERCENTAGE OF
                                                                                                   MORTGAGE LOANS
                                                                                                      BY TOTAL
         RANGE OF MATURITIES                   NUMBER OF                TOTAL PRINCIPAL               PRINCIPAL
              (MONTHS)                       MORTGAGE LOANS                 BALANCE                    BALANCE
--------------------------------           ------------------          -----------------          -----------------
                                                                          $                                    %


                                               ---------                  ----------                    --------
          Total.................                                          $                              100.00%
                                               =========                  ==========                    ========

               The weighted average original term to maturity is approximately [ ] months.

                                           REMAINING TERMS TO MATURITY

                                                                                                    PERCENTAGE OF
                                                                                                   MORTGAGE LOANS
                                                                                                      BY TOTAL
          REMAINING TERM TO                    NUMBER OF                TOTAL PRINCIPAL               PRINCIPAL
          MATURITY (MONTHS)                  MORTGAGE LOANS                 BALANCE                    BALANCE
--------------------------------           ------------------          -----------------          -----------------
                                                                          $                                    %


                                               ---------                  ----------                    --------
          Total.................                                          $                              100.00%
                                               =========                  ==========                    ========

               The weighted average remaining term to maturity of the fully amortizing Mortgage Loans is approximately [ ] months.

                                             GEOGRAPHIC DISTRIBUTION

                                                                                                    PERCENTAGE OF
                                                                                                   MORTGAGE LOANS
                                                                                                      BY TOTAL
                                               NUMBER OF                TOTAL PRINCIPAL               PRINCIPAL
                STATE                        MORTGAGE LOANS                 BALANCE                    BALANCE
--------------------------------           ------------------          -----------------          -----------------
                                                                          $                                    %


                                               ---------                  ----------                    --------
          Total.................                                          $                              100.00%
                                               =========                  ==========                    ========

                                                  PROPERTY TYPES

                                                                                                    PERCENTAGE OF
                                                                                                   MORTGAGE LOANS
                                                                                                      BY TOTAL
                                               NUMBER OF                TOTAL PRINCIPAL               PRINCIPAL
            PROPERTY TYPE                    MORTGAGE LOANS                 BALANCE                    BALANCE
--------------------------------           ------------------          -----------------          -----------------
                                                                          $                                    %


                                               ---------                  ----------                    --------
          Total.................                                          $                              100.00%
                                               =========                  ==========                    ========

                                                  LOAN PURPOSES

                                                                                                    PERCENTAGE OF
                                                                                                   MORTGAGE LOANS
                                                                                                      BY TOTAL
                                               NUMBER OF                TOTAL PRINCIPAL               PRINCIPAL
            LOAN PURPOSE                     MORTGAGE LOANS                 BALANCE                    BALANCE
--------------------------------           ------------------          -----------------          -----------------
                                                                          $                                    %


                                               ---------                  ----------                    --------
          Total.................                                          $                              100.00%
                                               =========                  ==========                    ========

                                                 OCCUPANCY STATUS

                                                                                                    PERCENTAGE OF
                                                                                                   MORTGAGE LOANS
                                                                                                      BY TOTAL
                                               NUMBER OF                TOTAL PRINCIPAL               PRINCIPAL
          OCCUPANCY STATUS                   MORTGAGE LOANS                 BALANCE                    BALANCE
--------------------------------           ------------------          -----------------          -----------------
                                                                          $                                    %


                                               ---------                  ----------                    --------
          Total.................                                          $                              100.00%
                                               =========                  ==========                    ========

                                               DOCUMENTATION TYPES

                                                                                                    PERCENTAGE OF
                                                                                                   MORTGAGE LOANS
                                                                                                      BY TOTAL
                                               NUMBER OF                TOTAL PRINCIPAL               PRINCIPAL
         DOCUMENTATION TYPE                  MORTGAGE LOANS                 BALANCE                    BALANCE
--------------------------------           ------------------          -----------------          -----------------
                                                                          $                                    %


                                               ---------                  ----------                    --------
          Total.................                                          $                              100.00%
                                               =========                  ==========                    ========

                                                  CREDIT GRADES

                                                                                                    PERCENTAGE OF
                                                                                                   MORTGAGE LOANS
                                                                                                      BY TOTAL
                                               NUMBER OF                TOTAL PRINCIPAL               PRINCIPAL
            CREDIT GRADE                     MORTGAGE LOANS                 BALANCE                    BALANCE
--------------------------------           ------------------          -----------------          -----------------
                                                                          $                                    %


                                               ---------                  ----------                    --------
          Total.................                                          $                              100.00%
                                               =========                  ==========                    ========

                                               PREPAYMENT PENALTIES

                                                                                                    PERCENTAGE OF
                                                                                                   MORTGAGE LOANS
                                                                                                      BY TOTAL
                                               NUMBER OF                TOTAL PRINCIPAL               PRINCIPAL
         PREPAYMENT PENALTY                  MORTGAGE LOANS                 BALANCE                    BALANCE
--------------------------------           ------------------          -----------------          -----------------
                                                                          $                                    %


                                               ---------                  ----------                    --------
          Total.................                                          $                              100.00%
                                               =========                  ==========                    ========


[SUBSEQUENT MORTGAGE LOANS

         The obligation of the Trust to purchase additional Mortgage Loans (the "Subsequent Mortgage Loans") on [any] date, as specified in the [Sale and Servicing Agreement] (each, a "Subsequent Transfer Date") will be subject to the Subsequent Mortgage Loans meeting the following criteria: [to be provided as applicable]. These criteria will be based on the characteristics of the Subsequent Mortgage Loans on the related Subsequent Transfer Date.

         The characteristics of Subsequent Mortgage Loans may vary significantly from time to time, subject to the requirements described above, and may bear no particular relationship to the characteristics of the initial Mortgage Loans at any time. It is expected that a substantial portion of the Subsequent Mortgage Loans will be [to be provided as applicable.]]

                             ADDITIONAL INFORMATION

         The description in this prospectus supplement of the Mortgage Pool and the Mortgaged Properties is based upon the Mortgage Pool as constituted at the close of business on the Cut-off Date. A Current Report on Form 8-K will be available to purchasers of the Notes and will be filed, together with the Sale and Servicing Agreement, the Indenture and the Trust Agreement, with the Securities and Exchange Commission (the "SEC") within fifteen days after the initial issuance of the Notes. In the event that Mortgage Loans are removed from or added to the Mortgage Pool as described in this prospectus supplement under "Description of the Mortgage Pool," the removal or addition, to the extent material, will be noted in the Current Report on Form 8-K.

                                 THE ORIGINATOR

GENERAL

         [Describe the Originator.]

UNDERWRITING CRITERIA

         The information contained in this prospectus supplement regarding the Originator's underwriting requirements and practices was obtained from publicly available information regarding asset-backed notes secured by loans made by the Originator that are similar to the Mortgage Loans and not from the Originator directly. As a result, there can be no assurance that the Mortgage Loans were originated, in whole or in part, in accordance with these underwriting requirements and practices, or that these underwriting requirements and practices were in effect when the Mortgage Loans were originated.

         [Describe Originator's underwriting guidelines.]

                                  THE SERVICER

         The following information has been provided by the Servicer. Neither the Depositor nor the Underwriter makes any representation as to the accuracy or completeness of this information.

GENERAL

         [ ] (the "Servicer") will service the Mortgage Loans pursuant to the terms of the Sale and Servicing Agreement.

         [Description of the servicer.]

              DESCRIPTION OF THE TRANSFER AND SERVICING AGREEMENTS

         The following summary describes terms of the Sale and Servicing Agreement, the Indenture, the Trust Agreement, and the Administration Agreement (collectively, the "Transfer and Servicing Agreements"). The summary does not purport to be complete and is subject to, and qualified in its entirety by reference to, all the provisions of the Transfer and Servicing Agreements. The following summary supplements, and to the extent inconsistent, replaces, the description of the general terms and provisions of the Transfer and Servicing Agreements under the headings "Description of the Agreements" in the prospectus.

SALE AND ASSIGNMENT OF THE MORTGAGE LOANS

         On the Closing Date, [ ] will sell the Mortgage Loans (other than the right to receive some of the charges payable by borrowers) to the Depositor, and the Depositor will sell the Mortgage Loans (other than those amounts) to the Trust. The Trust will, concurrently, deliver or cause to be delivered the Securities to the Depositor. The Trust will pledge and assign the Mortgage Loans to the Indenture Trustee in exchange for the Notes. Each Mortgage Loan will be identified in a schedule appearing as an exhibit to the Sale and Servicing Agreement (the "Mortgage Loan Schedule").

         [In addition, the Depositor will, as to each Mortgage Loan, deliver to a custodian appointed by the Indenture Trustee (the "Custodian") the following documents (together, with respect to each Mortgage Loan, a "Mortgage Loan File"):

         o the related Note endorsed to the order of the Indenture Trustee, or in blank, without recourse,

         o any assumption and modification agreements and the Mortgage with evidence of recording indicated on the Mortgage (except for any Mortgage not returned from the public recording office),

         o an assignment of the Mortgage in the name of the Indenture Trustee, or in blank, in recordable form, and

         o        any intervening assignments of the Mortgage.]

         Assignments of the Mortgages to the Indenture Trustee will be recorded following the Closing Date in the real property records of the states in which the related Mortgaged Properties are located to protect the Indenture Trustee's interest in the Mortgage Loans against the claims of creditors of [ ] or subsequent purchasers. In the event that, with respect to any Mortgage Loan, the Depositor cannot deliver the assignment with evidence of recording on the Mortgage Loan concurrently with the conveyance of the Mortgage Loan under the Sale and Servicing Agreement because they have not yet been returned by the public recording office, the Depositor will deliver or cause to be delivered to the Custodian a certified true photocopy of the assignment. The Depositor will deliver or cause to be delivered to the Custodian any assignment with evidence of recording indicated on the assignment upon receipt of the assignment from the public recording office. The Custodian will review (or cause to be reviewed) each Mortgage Loan File within ninety days after the conveyance of the related Mortgage Loan to the Trust to ascertain that all required documents have been executed and received.

         Under the terms of the agreement (the "Mortgage Loan Sale Agreement") pursuant to which the Depositor will purchase the Mortgage Loans from [ ], and of the Sale and Servicing Agreement, the Custodian will conduct an initial review of the Mortgage Loan documents and will notify the Depositor and [ ] as to each Mortgage Loan document that either has not yet been delivered to the Depositor as required or appears to be not properly executed, not in conformity with the description of the Mortgage Loan on the Mortgage Loan schedule or otherwise defective. If any Mortgage Loan document is not delivered or any material defect in a document is not cured within the time period specified in the Mortgage Loan Sale Agreement, [ ] will be required to repurchase the affected Mortgage Loan for a price equal to the unpaid principal balance of the Mortgage Loan plus accrued interest on the Mortgage Loan (the "Repurchase Price") or, in some circumstances, to substitute another Mortgage Loan that satisfies the requirements specified in the Sale and Servicing Agreement.

         [ ] will make to the Depositor under the Mortgage Loan Sale Agreement representations and warranties that include representations and warranties similar to those summarized in the prospectus under the heading "Description of the Agreements--Material Terms of the Pooling and Servicing Agreements and Underlying Servicing Agreements--Representations and Warranties; Repurchases." The Depositor's rights under these representations and warranties will be assigned to the Indenture Trustee for the benefit of the Noteholders. In the event of a breach of any of these representations or warranties that materially and adversely affects the value of any Mortgage Loan or the interests of the Noteholders, [ ] will be obligated, within 60 days following its discovery of a breach or receipt of notice of a breach, to cure the breach or purchase the affected Mortgage Loan from the Trust for the Repurchase Price or, in some circumstances, to substitute another Mortgage Loan.

         No assurance can be given that, at any particular time, [ ] will be capable, financially or otherwise, of repurchasing defective Mortgage Loans or substituting additional Mortgage Loans for defective Mortgage Loans.

TRUST FEES AND EXPENSES

         The Servicer is entitled to the Servicing Fee and reimbursement for specific expenses as described under "--Servicing Compensation and Payment of Expenses" below. The fees and expenses of the Indenture Trustee, the Owner Trustee and the Custodian will be paid by [ ].

VOTING RIGHTS

         Voting rights of Securityholders under the Transfer and Servicing Agreements will be allocated among the Notes and the Residual Certificate as provided in the Transfer and Servicing Agreements.

GENERAL SERVICING PROVISIONS

         The Mortgage Loans will be serviced by the Servicer in accordance with the provisions of the Sale and Servicing Agreement.

         [Describe servicing provisions as applicable.]

NO DELINQUENCY ADVANCES

         In the event of a delinquency or default with respect to a Mortgage Loan, neither the Servicer nor any Subservicer (as defined below) will have any obligation to advance scheduled monthly payments of principal or interest with respect to the Mortgage Loan.

SERVICING ADVANCES

         The Servicer or any Subservicer will make reasonable and customary expense advances with respect to the Mortgage Loans (each, a "Servicing Advance") and will be entitled to reimbursement for Servicing Advances as described in this prospectus supplement. Servicing Advances may include costs and expenses advanced for the preservation, restoration and protection of any Mortgaged Property, including advances to pay delinquent real estate taxes and assessments. Any Servicing Advances by the Servicer or any Subservicer will be reimbursable from late collections on the related Mortgage Loan, or with respect to any Liquidated Mortgage Loan from the related Liquidation Proceeds. Servicing Advances remaining outstanding will be reimbursed, to the extent of Available Funds, as described under "Description of the Notes -- Payment Priorities."

INSURANCE COVERAGE

         The Servicer is required to obtain and thereafter maintain in effect a bond or similar form of insurance coverage (which may provide blanket coverage) insuring against loss occasioned by the errors and omissions of its officers and employees.

EVIDENCE AS TO COMPLIANCE

         The Sale and Servicing Agreement will provide that each year a firm of independent accountants will furnish a statement to the Indenture Trustee to the effect that the firm has examined the necessary documents and records relating to the servicing of home loans by the Servicer and that, on the basis of that examination, the firm is of the opinion that the servicing has been conducted in accordance with applicable accounting standards, except for those exceptions that the firm believes to be immaterial and those exceptions set forth in the statement.

SERVICING COMPENSATION AND PAYMENT OF EXPENSES

         The Servicer will be paid a monthly fee (the "Servicing Fee") with respect to each Mortgage Loan calculated at [ ]% annually (the "Servicing Fee Rate") on the outstanding principal balance of each Mortgage Loan. No Servicing Fee will be payable on a Liquidated Mortgage Loan unless the Servicer determines that additional collection efforts are warranted with respect to that Mortgage Loan. The Servicer will be entitled to reimbursement from collections on the Mortgage Loans for some of its expenses before any amounts are paid to Noteholders.

SUBSERVICING

         The Servicer will be prohibited from assigning the responsibility for servicing the Mortgage Loans, except as permitted by the Sale and Servicing Agreement, but it may employ one or more subservicers ("Subservicers") as provided under the Sale and Servicing Agreement. If the Servicer chooses to employ Subservicers, the Servicer will remain liable for fulfillment of its obligations under the Sale and Servicing Agreement, and will be considered to have itself received any payment received by a Subservicer whether or not the Subservicer actually remits that payment.

RESIGNATION OR REMOVAL OF THE SERVICER

         The Servicer will agree in the Sale and Servicing Agreement not to resign except with the consent of [ ], unless the Servicer delivers to [ ] an opinion of legal counsel to the effect that the Servicer is no longer permitted under applicable law to perform the duties of the Servicer under the Sale and Servicing Agreement.

         If the Servicer is in default under the Sale and Servicing Agreement, the Indenture Trustee or Noteholders having a majority of voting rights may remove the Servicer. [Events of default include:

         o failure by the Servicer to remit any required payment to the Indenture Trustee for one Business Day after receipt of written notice that the payment has not been made;

         o failure by the Servicer to deposit collections or other recoveries on the Mortgage Loans in the Collection Account on a daily basis in accordance with the Sale and Servicing Agreement;

         o failure by the Servicer to fulfill any other material requirement under the Sale and Servicing Agreement within the applicable time period;

         o failure by the Servicer to be qualified to service home loans for either Fannie Mae or Freddie Mac;

         o failure by the Servicer to maintain any applicable licenses in each jurisdiction where Mortgaged Properties are located;

         o failure by the Servicer to maintain a minimum net worth of $25,000,000;

         o        insolvency of the Servicer; and

         o        other events specified in the Sale and Servicing Agreement.]

         [If the Servicer is removed, the Indenture Trustee will immediately assume the role of Servicer under the Sale and Servicing Agreement unless another Servicer is appointed pursuant to the Sale and Servicing Agreement. The Indenture Trustee may continue to service the Mortgage Loans if it is legally qualified to do so or may appoint a successor Servicer as provided in the Sale and Servicing Agreement].

COLLECTION ACCOUNT, NOTE DISTRIBUTION ACCOUNT AND CERTIFICATE DISTRIBUTION
ACCOUNT

         The Servicer is required to deposit in a segregated account (the "Collection Account") within [ ] Business Days of receipt all payments received on or after the Cut-off Date on account of principal and interest on the Mortgage Loans, all Net Liquidation Proceeds, Insurance Proceeds, Released Mortgaged Property Proceeds, any amounts payable in connection with the repurchase or substitution of any Mortgage Loan and any amount required to be deposited in the Collection Account in connection with the redemption of the Notes. Withdrawals will be made from the Collection Account only for the purposes specified in the Sale and Servicing Agreement. The Collection Account may be maintained at any depository institution that satisfies the requirements specified in the Sale and Servicing Agreement.

         Amounts on deposit in the Collection Account will be invested as provided in the Sale and Servicing Agreement. All interest and any other investment earnings on amounts on deposit in the Collection Account will be paid to [ ]. Any net losses on these investments will be paid by [ ].

         The Servicer will establish and maintain with the Paying Agent an account on behalf of the Noteholders, into which amounts released from the Collection Account for payment to the Noteholders will be deposited and from which all payments to the Noteholders will be made (the "Note Distribution Account"). The Servicer will also establish and maintain with the Paying Agent an account in the name of the Owner Trustee on behalf of the Residual Certificateholder, into which amounts released from the Collection Account for distribution to the Residual Certificateholder will be deposited and from which all distributions to the Residual Certificateholder will be made (the "Certificate Distribution Account").

         On the [ ] day of each month, or if the [ ] day is not a Business Day, the preceding Business Day, the Servicer will remit the Available Funds to the Paying Agent for deposit into the Note Distribution Account and Certificate Distribution Account by making appropriate withdrawals from the Collection Account. On each Distribution Date, the Indenture Trustee will make withdrawals from the Note Distribution Account and Certificate Distribution Account for application as described under "Description of the Notes--Payment Priorities" in this prospectus supplement. Amounts on deposit in the Note Distribution Account and Certificate Distribution Account will be invested as provided in the Sale and Servicing Agreement. All interest and any other investment earnings on amounts on deposit in the Note Distribution Account and Certificate Distribution Account will be retained by the Indenture Trustee as its compensation. Any net losses on these investments will be paid by the Indenture Trustee.

THE OWNER TRUSTEE AND INDENTURE TRUSTEE

         The Owner Trustee, the Indenture Trustee and any of their respective affiliates may hold Securities in their own names or as pledgees. For the purpose of meeting the legal requirements of some jurisdictions, the Servicer, the Owner Trustee and the Indenture Trustee acting jointly (or in some instances, the Owner Trustee or the Indenture Trustee acting alone) will have the power to appoint co-trustees or separate trustees of all or any part of the Trust. In the event of an appointment of another trustee all rights, powers, duties and obligations conferred or imposed upon the Owner Trustee by the Sale and Servicing Agreement and the Trust Agreement and upon the Indenture Trustee by the Indenture will be conferred or imposed upon the Owner Trustee and the Indenture Trustee, respectively, and in each case the separate trustee or co-trustee, jointly, or, in any jurisdiction in which the Owner Trustee or Indenture Trustee will be incompetent or unqualified to perform particular acts, singly upon the separate trustee or co-trustee, which will exercise and perform these rights, powers, duties and obligations solely at the direction of the Owner Trustee or the Indenture Trustee, as applicable.

         The Owner Trustee and the Indenture Trustee may resign at any time, in which event the Servicer will be obligated to appoint a successor to the Owner Trustee or the Indenture Trustee, as the case may be. The Servicer may also remove the Owner Trustee or the Indenture Trustee if either ceases to be eligible to continue as Owner Trustee or Indenture Trustee under the Trust Agreement or the Indenture, as the case may be, becomes legally unable to act or becomes insolvent. In these circumstances, the Servicer will be obligated to appoint a successor Owner Trustee or a successor Indenture Trustee, as applicable. Any resignation or removal of the Owner Trustee or Indenture Trustee and appointment of a successor Owner Trustee or Indenture Trustee will not become effective until acceptance of the appointment by the successor.

         The Trust Agreement and Indenture will provide that the Owner Trustee and Indenture Trustee will be entitled to indemnification by [ ] and the Depositor for, and will be held harmless against, any loss, liability or expense incurred by the Owner Trustee or Indenture Trustee not resulting from its own willful misfeasance, bad faith or negligence (other than by reason of a breach of any of its representations or warranties to be set forth in the Trust Agreement or Indenture, as the case may be).

DUTIES OF THE OWNER TRUSTEE AND INDENTURE TRUSTEE

         The Owner Trustee will make no representations as to the validity or sufficiency of the Trust Agreement, the Residual Certificate (other than the execution and authentication of the Residual Certificate), the Notes or any Mortgage Loans or related documents, and will not be accountable for the use or application by the Depositor or the Servicer of any funds paid to the Depositor or the Servicer in respect of the Securities or the Mortgage Loans, or the investment of any monies by the Servicer before these monies are deposited into the Collection Account, the Note Distribution Account or the Certificate Distribution Account. So long as no Event of Default has occurred and is continuing, the Owner Trustee will be required to perform only those duties specifically required of it under the Trust Agreement. Generally, those duties will be limited to the receipt of the various certificates, reports or other instruments required to be furnished to the Owner Trustee under the Trust Agreement, in which case it will only be required to examine them to determine whether they conform to the requirements of the Trust Agreement. The Owner Trustee will not be charged with knowledge of a failure by the Servicer to perform its duties under the Sale and Servicing Agreement, which failure constitutes an Event of Default, unless the Owner Trustee has actual knowledge of any failure.

         The Owner Trustee will be under no obligation to exercise any of the rights or powers vested in it by the Trust Agreement or to make any investigation of matters arising under the Trust Agreement or to institute, conduct or defend any litigation under the Trust Agreement or in relation to the Trust Agreement at the request, order or direction of the holder of the Residual Certificate, unless the Residual Certificateholder has offered to the Owner Trustee reasonable security or indemnity against the costs, expenses and liabilities that may be incurred in or by the exercise of its rights or powers, an investigation by it of matters arising or the institution or defense of any litigation. Subject to the rights or consent of the Noteholders and Indenture Trustee, the Residual Certificateholder will not have any right under the Trust Agreement to institute any proceeding with respect to the Trust Agreement, unless the Residual Certificateholder previously has given to the Owner Trustee written notice of the occurrence of an Event of Default and (1) the Event of Default arises from the Servicer's failure to remit payments when due or (2) the holder of the Residual Certificate has made written request upon the Owner Trustee to institute a proceeding in its own name as the Owner Trustee under the Trust Agreement and have offered to the Owner Trustee reasonable indemnity, and the Owner Trustee for 30 days has neglected or refused to institute any proceedings.

         The Indenture Trustee will make no representations as to the validity or sufficiency of the Indenture, the Residual Certificate, the Notes (other than the execution and authentication of the Notes) or any Mortgage Loans or related documents, and will not be accountable for the use or application by the Depositor, the Servicer or the Owner Trustee of any funds paid to the Depositor, the Servicer or the Owner Trustee in respect of the Securities or the Mortgage Loans, or the investment of any monies by the Servicer before those monies are deposited into the Collection Account or the Note Distribution Account. So long as no Event of Default under the Indenture or the Sale and Servicing Agreement has occurred or is continuing, the Indenture Trustee will be required to perform only those duties specifically required of it under the Transfer and Servicing Agreements. Generally, those duties will be limited to the receipt of the various certificates, reports or other instruments required to be furnished to the Indenture Trustee under the Indenture, in which case it will only be required to examine them to determine whether they conform to the requirements of the Indenture. The Indenture Trustee will not be charged with knowledge of a failure by the Servicer to perform its duties under the Sale and Servicing Agreement, which failure constitutes an Event of Default under the Indenture or the Sale and Servicing Agreement, unless the Indenture Trustee obtains actual knowledge of any failure.

         The Indenture Trustee will be under no obligation to exercise any of the rights or powers vested in it by the Indenture or to make any investigation of matters arising under the Indenture or to institute, conduct or defend any litigation under the Indenture or in relation to the Indenture at the request, order or direction of any of the Noteholders, unless those Noteholders have offered to the Indenture Trustee reasonable security or indemnity against the costs, expenses and liabilities that may be incurred in or by an exercise of any of its rights or powers, an investigation of matters arising or the institution or defense of any litigation. No Noteholder will have any right under the Indenture to institute any proceeding with respect to the Indenture, unless the holder previously has given to the Indenture Trustee written notice of the occurrence of an Event of Default and (1) the Event of Default arises from the Servicer's failure to remit payments when due or (2) Noteholders evidencing not less than [ ]% of the Class Principal Amount of the Notes, acting together as a single class, have made written request upon the Indenture Trustee to institute a proceeding in its own name as the Indenture Trustee under the Indenture and have offered to the Indenture Trustee reasonable indemnity, and the Indenture Trustee for 30 days has neglected or refused to institute any proceedings. See "Description of the Notes--Rights of Noteholders Upon Occurrence of Event of Default" in this prospectus supplement.

                              YIELD CONSIDERATIONS

GENERAL

         The yields to maturity (or to early termination) on the Notes will be affected by the rate of principal payments on the Mortgage Loans (including prepayments, which may include amounts received by virtue of purchase, condemnation, insurance or foreclosure) on the Mortgage Loans. Yields will also be affected by the extent to which Mortgage Loans bearing higher Mortgage Loan Rates prepay at a more rapid rate than Mortgage Loans with lower Mortgage Loan Rates, the amount and timing of borrower delinquencies and defaults resulting in Realized Losses, the application of Monthly Excess Cashflow, the purchase price paid for the Notes and other factors.

         Principal prepayments may be influenced by a variety of economic, geographic, demographic, social, tax, legal and other factors. These factors may include changes in borrowers' housing needs, job transfers, unemployment, borrowers' net equity, if any, in the mortgaged properties, servicing decisions, homeowner mobility, the existence and enforceability of "due-on-sale" clauses, seasoning of loans, market interest rates for similar types of loans and the availability of funds for the loans. Nearly all of the Mortgage Loans contain due-on-sale provisions and the Servicer will generally enforce these provisions unless (1) the Servicer, in a manner consistent with its servicing practices, permits the purchaser of the related Mortgaged Property to assume the Mortgage Loan, or (2) enforcement is not permitted by applicable law. In some cases, the Servicer may, in a manner consistent with its servicing practices, permit a borrower who is selling his principal residence and purchasing a new one to substitute the new Mortgaged Property as collateral for the related Mortgage Loan, or may simply release its lien on the existing collateral, leaving the related Mortgage Loan unsecured. In that event, the Servicer will generally require the borrower to make a partial prepayment in reduction of the principal balance of the Mortgage Loan to the extent that the borrower has received proceeds from the sale of the prior residence that will not be applied to the purchase of the new residence.

         Approximately [ ] of the Mortgage Loans are subject to prepayment penalties during the first [three to five years] after origination. Prepayment penalties may have the effect of reducing the amount or the likelihood of prepayments on the Mortgage Loans. A prepayment premium may be waived by the Servicer under some circumstances. The remaining Mortgage Loans may be prepaid in full or in part at any time without penalty.

         In general, if prevailing interest rates fall below the interest rates on the Mortgage Loans, the Mortgage Loans are likely to be subject to higher prepayments than if prevailing rates remain at or above the interest rates on the Mortgage Loans. Conversely, if prevailing interest rates rise above the interest rates on the Mortgage Loans, the rate of prepayment would be expected to decrease.

         The rate of principal payments on the Mortgage Loans will also be affected by the amortization schedules of the Mortgage Loans, the rate and timing of prepayments by the borrowers, liquidations of defaulted Mortgage Loans and repurchases of Mortgage Loans due to breaches of representations and warranties or defective documentation as described in this prospectus supplement. The timing of changes in the rate of prepayments, liquidations and purchases of the related Mortgage Loans may significantly affect the yield to an investor, even if the average rate of principal payments experienced over time is consistent with an investor's expectation. Because the rate and timing of principal payments on the Mortgage Loans will depend on future events and on a variety of factors (as described more fully in this prospectus supplement and in the prospectus under "Yield Considerations") no assurance can be given as to the rate or the timing of principal payments on the Notes. In general, the earlier a prepayment of principal of the related Mortgage Loans, the greater the effect on an investor's yield. The effect on an investor's yield of principal payments occurring at a rate higher (or lower) than the rate anticipated by the investor during the period immediately following the issuance of the Notes may not be offset by a subsequent like decrease (or increase) in the rate of principal payments.

         From time to time, areas of the United States may be affected by flooding, severe storms, landslides, wildfires or other natural disasters. Any resulting Realized Losses could affect the rate of payment of principal no the Notes. To the extent that the insurance proceeds received with respect to any damaged Mortgage Properties are not applied to the restoration of those Mortgage Properties, the proceeds will be used to prepay the related Mortgage Loans in whole or in part. Any repurchases or repayments of the Mortgage Loans may reduce the weighted average lives of the Notes and will reduce the yields on the Notes to the extent they are purchased at a premium.

         In addition, any future limitations on the rights of borrowers to deduct interest payments on mortgage loans for federal income tax purposes may result in a higher rate of prepayment on the Mortgage Loans.

         The Depositor and [ ] make no representations as to the particular factors that will affect the prepayment of the Mortgage Loans, as to the relative importance of these factors, or as to the percentage of the principal balance of the Mortgage Loans that will be paid as of any date.

         Payments of principal at a faster rate than anticipated will decrease the yield on Notes purchased at a premium; payments of principal at a slower rate than anticipated will decrease the yield on Notes purchased at a discount. The effect on an investor's yield due to payments of principal occurring at a rate that is faster (or slower) than the rate anticipated by the investor during any period following the issuance of the Notes will not be entirely offset by a subsequent like reduction (or increase) in the rate of payments of principal during any subsequent period.

         The rate of delinquencies and defaults on the Mortgage Loans and of recoveries, if any, on defaulted Mortgage Loans and foreclosed properties will affect the rate and timing of principal payments on the Mortgage Loans, and, accordingly, the weighted average life of the Notes. Some factors may influence delinquencies and defaults, including origination and underwriting standards, loan-to-value ratios and delinquency history. In general, defaults on Mortgage Loans are expected to occur with greater frequency in their early years, although little data is available with respect to the rate of default on similar types of home loans. The rate of default on Mortgage Loans with high loan-to-value ratios, or on Mortgage Loans secured by junior liens, may be higher than that of home loans with lower loan-to-value ratios or secured by first liens on comparable properties. In addition, the rate and timing of prepayments, defaults and liquidations on the Mortgage Loans will be affected by the general economic condition of the area in which the related Mortgaged Properties are located or the related borrower is residing. See "Description of the Mortgage Pool" in this prospectus supplement. The risk of delinquencies and losses is greater and voluntary principal prepayments are less likely in regions where a weak or deteriorating economy exists, as may be evidenced by, among other factors, increasing unemployment or falling property values.

         Investors in the Notes will bear the risk of reinvestment of amounts received in respect of principal on the Notes at yields that may be lower than the yield on the Notes.

         The yields to investors in the Notes may be affected by the exercise by [ ] of its right to purchase the Mortgage Loans, as described under "Description of the Notes--Optional Redemption" in this prospectus supplement, or the failure of [ ] to exercise that right.

         If the purchaser of a Note offered at a discount from its initial principal amount calculates its anticipated yield to maturity (or early termination) based on an assumed rate of payment of principal that is faster than that actually experienced on the related Mortgage Loans, the actual yield may be lower than that so calculated. Conversely, if the purchaser of a Note offered at a premium calculates its anticipated yield based on an assumed rate of payment of principal that is slower than that actually experienced on the related Mortgage Loans, the actual yield may be lower than that so calculated.

         The effective yield to holders of the Notes will be lower than the yield otherwise produced by the Interest Rate and the purchase price because monthly payments will not be payable until the [ ] day (or later) of the month following the Accrual Period.

OVERCOLLATERALIZATION

         [Describe as applicable.]

MATURITY DATE

         The Maturity Date of the Notes is as set forth under "Description of the Notes--Maturity Date" in this prospectus supplement. The Maturity Date of the Notes was determined by [to be provided as applicable]. The actual maturity of the Notes may be significantly earlier than the Maturity Date.

WEIGHTED AVERAGE LIFE

         The following information illustrates the effect of prepayments of the Mortgage Loans on the weighted average life of the Notes under stated assumptions and is not a prediction of the prepayment rate that might actually be experienced on the Mortgage Loans. Weighted average life refers to the average amount of time that will elapse from the date of issuance of a security to the date of distribution to the investor of each dollar distributed in net reduction of principal of the security (assuming no losses). The weighted average life of the Notes will be influenced by, among other things, the rate at which principal of the Mortgage Loans is paid, which may be in the form of scheduled amortization or prepayments (for this purpose, the term "prepayment" includes unscheduled reductions of principal, including without limitation those resulting from full or partial prepayments, refinancings, liquidations and write-offs due to defaults, casualties or other dispositions, substitutions and repurchases by or on behalf of [ ] or the Depositor) and [to be provided as applicable].

         Prepayments on loans such as the Mortgage Loans are commonly measured relative to a prepayment standard or model. The model used in this prospectus supplement for the Mortgage Loans represents [to be provided as applicable]. [ ] does not purport to be either a historical description of the prepayment experience or any pool of loans or a prediction of the anticipated rate of prepayment of any pool of loans, including the Mortgage Loans. Neither the Depositor nor the Underwriter makes any representation about the appropriateness of the [ ] model.

         [The following table was prepared based on the following assumptions, among other things (collectively, the "Modeling Assumptions"):

         o the initial Class Principal Amount and the Interest Rate are as set forth on the cover of this prospectus supplement;

         o each scheduled payment of principal and interest on a Mortgage Loan is timely received on the last day of each month starting in [ ];

         o principal prepayments are received in full on the last day of each month starting in [ ], and each prepayment includes 30 days of interest on the Mortgage Loan;

         o prepayments are received on the Mortgage Loans at the applicable constant rates indicated;

         o        there are no defaults or delinquencies on the Mortgage Loans;

         o Distribution Dates occur on the [ ] day of each month, starting in [ ];

         o        there are no re-purchases or substitutions of the Mortgage
                  Loans;

         o        the Notes are issued on [ ]; and

         o the Mortgage Loans were aggregated into assumed Mortgage Loans having the following characteristics:]


                                                                     REMAINING
                                                                      TERM TO
   HOME LOAN      PRINCIPAL       HOME LOAN       NET HOME LOAN     MATURITY (IN
    NUMBER         BALANCE      INTEREST RATE     INTEREST RATE       MONTHS)



         The actual characteristics of the Mortgage Loans may, and the performance of the Mortgage Loans will, differ from the assumptions used in constructing the table below, which is hypothetical in nature and is provided only to give a general sense of how the principal cash flows might behave under varying prepayment scenarios. For example, it is not expected that the Mortgage Loans will prepay at a constant rate until maturity, that all of the Mortgage Loans will prepay at the same rate or that there will be no defaults or delinquencies on the Mortgage Loans. Moreover, the diverse remaining terms to maturity of the Mortgage Loans could produce slower or faster principal payments than indicated in the table in the [assumed prepayment rate] specified, even if the weighted average remaining term to maturity of the Mortgage Loans is as assumed. Any difference between those assumptions and the actual characteristics and performance of the Mortgage Loans or actual prepayment or loss experience will cause the percentages of Original Principal Amounts outstanding over time and the weighted average lives of the Notes to differ (which difference could be material) from the corresponding information in the table for each indicated [assumed prepayment rate].

         Subject to the foregoing discussion and assumptions, the following tables indicate the weighted average lives of the Notes and set forth the percentages of the Original Principal Amount of the Notes that would be outstanding after each of the Distribution Dates shown at the indicated [assumed prepayment rate].

         The weighted average life of the Notes is determined by (1) multiplying the net reduction, if any, of the Class Principal Amount by the number of years from the date of issuance of the Note to the related Distribution Date, (2) adding the results and (3) dividing the sum by the total of the net reductions of Class Principal Amount referred to in clause (1) and rounding to one decimal place.

                        PERCENTAGE OF ORIGINAL PRINCIPAL AMOUNT OF THE NOTES
                          OUTSTANDING AT THE FOLLOWING [PREPAYMENT RATES]

                                                       Class [__]
DISTRIBUTION DATE          [__]%          [__]%          [__]%          [__]%           [__]%
-----------------          -----         ------         ------         ------          ------



Weighted Average Life in Years (1)
Weighted Average Life in Years (1)(2)

-----------------
(1) The weighted average life of a certificate is determined by (a) multiplying the amount of each distribution of principal by the number of years from the date of issuance of the certificate to the related Distribution Date, (b) adding the results and (c) dividing the sum by the initial Certificate Principal Balance of the certificate.

(2) Assumes the holder of the Class CE Certificate exercises its option to purchase the mortgage loans on the earliest possible Distribution Date on which it is permitted to exercise this option. See "Pooling and Servicing Agreement--Termination" in this prospectus supplement.


                   MATERIAL FEDERAL INCOME TAX CONSIDERATIONS

         Upon the issuance of the notes, Thacher Proffitt & Wood, special federal tax counsel, will deliver an opinion of counsel that for federal income tax purposes, the Notes will be treated as indebtedness and the Trust will not be an association, or publicly traded partnership, taxable as a corporation or a taxable mortgage pool.

         [The Trust does not anticipate treating the Notes as having been issued with original issue discount.] [It is anticipated that the Notes will be treated as issued with original issue discount. The prepayment assumption that will be used in determining the rate of accrual of original issue discount with respect to the Notes is [ ]. However, this rate does not represent the rate at which prepayments have actually occurred and no representation is made as to the rate at which prepayments actually will occur in the future.

         All prospective purchasers of the Notes should see "Material Federal Income Tax Consideration--Partnership Trust Funds and Disregarded Trust Funds--Taxation of Debt Securityholders" in the accompanying prospectus for a summary of the anticipated federal income tax consequences of the purchase, ownership and disposition of the Notes.

                    STATE AND LOCAL INCOME TAX CONSIDERATIONS

         In addition to the federal income tax matters described under "Material Federal Income Tax Considerations" above, prospective investors should consider the state and local income tax consequences of the acquisition, ownership and disposition of the Notes. State income tax law may differ substantially from the corresponding federal tax law, and this discussion does not purport to describe any aspect of the income tax laws of any state or locality. Therefore, prospective investors should consult their own tax advisors with respect to the various tax consequences of investments in the Notes.

                              ERISA CONSIDERATIONS

         The Notes may be purchased by an employee benefit plan or an individual retirement account (a "Plan") subject to the Employee Retirement Income Security Act of 1974, as amended ("ERISA") or Section 4975 of the Internal Revenue Code of 1986, as amended (the "Code"). A fiduciary of a Plan must determine that the purchase of a Note is consistent with its fiduciary duties under ERISA and does not result in a nonexempt prohibited transaction as defined in Section 406 of ERISA or Section 4975 of the Code. For additional information regarding treatment of the Notes under ERISA, See "ERISA Considerations" in the prospectus.

                         LEGAL INVESTMENT CONSIDERATIONS

         [The Notes will [not] constitute "mortgage related securities" under the Secondary Mortgage Market Enhancement Act of 1984. Accordingly, many institutions with legal authority to invest in "mortgage related securities" may [not] be legally authorized to invest in the Notes.]

         There may be restrictions on the ability of some investors, including depository institutions, either to purchase the Notes or to purchase Notes representing more than a specified percentage of the investor's assets. Investors should consult their own legal, tax and accounting advisors in determining whether and to what extent the Notes constitute legal investments for the investors and the applicable tax, regulatory and accounting treatment of the Notes.

         See "Certain Legal Aspects of Mortgage Loans" in the prospectus.

                                 USE OF PROCEEDS

         The net proceeds from the sale of the Notes will be applied by the Depositor, or an affiliate of the Depositor, toward the purchase of the Mortgage Loans. The Mortgage Loans will be acquired by the Depositor from [ ] in a privately negotiated transaction.

                                  UNDERWRITING

         [Subject to the terms and conditions provided in the underwriting agreement and in a terms agreement (collectively, the "Underwriting Agreement") among the Depositor, [ ] and the Underwriter, the Depositor has agreed to sell to the Underwriter, and the Underwriter has agreed to purchase from the Depositor, all of the Notes.

         The Underwriter has advised the Depositor that the Underwriter intends to initially offer the Notes to the public at the price specified on the front cover of this prospectus supplement. After the initial public offering of the Notes, the public offering price may be changed. The Underwriting Agreement provides that the Depositor will indemnify the Underwriter against some civil liabilities, including liabilities under the Securities Act of 1933, as amended.

         Until the distribution of the Notes is completed, the rules of the SEC may limit the ability of the Underwriter and some selling group members to bid for and purchase the Notes. As an exception to these rules, the Underwriter is permitted to engage in transactions that stabilize the price of the Notes. These transactions consist of bids or purchases for the purpose of pegging, fixing or maintaining the price of the Notes.

         If the Underwriter creates a short position in the Notes in connection with the offering, that is, if they sell more Notes than the amount specified on the cover page of this prospectus supplement, the Underwriter may reduce that short position by purchasing Notes in the open market.

         In general, purchases of a security for the purpose of stabilization or to reduce a short position could cause the price of the security to be higher than it might be in the absence of those purchases.

         Neither the Depositor nor the Underwriter makes any representation or prediction as to the direction or magnitude of any effect that the transactions described above may have on the price of the Notes. In addition, neither the Depositor nor the Underwriter makes any representation that the Underwriter will engage in these transactions or that these transactions, once begun, will not be discontinued without notice.]

         Expenses incurred by the Depositor in connection with this offering are expected to be approximately $[ ].

         The Underwriter expects to make a secondary market in the Notes, but has no obligation to do so. There can be no assurance that any secondary market will develop, or, if it does develop, that it will continue.

         [ ] has entered into an agreement with the Depositor to purchase the Residual Certificate simultaneously with the purchase of the Notes.

         The Underwriter is an affiliate of [ ] and performs management services for the Depositor. The Underwriter has engaged in other transactions with, arranged other transactions for or performed other services for the Depositor and [ ] in the ordinary course of business.

                                     EXPERTS

         [To be provided as applicable].

                                  LEGAL MATTERS

         Certain legal matters with respect to the Notes will be passed upon for the Depositor and for the Underwriter by [Thacher Proffitt & Wood].

                                     RATINGS

         It is a condition to the issuance of the Notes that they be rated "[ ]" by [Rating Agency] and "[ ]" by [Rating Agency]. [Rating Agency] and [Rating Agency] are referred to in this prospectus supplement as the "Rating Agencies."

         A securities rating is not a recommendation to buy, sell or hold securities and may be subject to revision or withdrawal at any time by the assigning rating organization. A securities rating addresses the likelihood of the receipt by holders of Notes of distributions in the amount of scheduled payments on the Mortgage Loans. The rating takes into consideration the characteristics of the Mortgage Loans and the structural, legal and tax aspects associated with the Notes. The ratings on the Notes do not represent any assessment of the likelihood or rate of principal prepayments. The ratings do not address the possibility that holders of Notes might suffer a lower than anticipated yield due to prepayments.

         The security ratings assigned to the Notes should be evaluated independently from similar ratings on other types of securities. A security rating is not a recommendation to buy, sell or hold securities and may be subject to revision or withdrawal at any time by either Rating Agency.

         The Depositor has not requested a rating of the Notes by any rating agency other than the Rating Agencies; there can be no assurance, however, as to whether any other rating agency will rate the Notes or, if it does, what rating would be assigned by the other rating agency. The rating assigned by the other rating agency to the Notes could be lower than the ratings assigned by the Rating Agencies.

                            GLOSSARY OF DEFINED TERMS

         [To be provided.]

                                     ANNEX I

                        GLOBAL CLEARANCE, SETTLEMENT AND
                          TAX DOCUMENTATION PROCEDURES

         Except in some limited circumstances, the globally offered Deutsche Alt-A Securities, Inc. [ ] Mortgage Backed Notes (the "Global Securities") will be available only in book-entry form. Investors in the Global Securities may hold the Global Securities through any of DTC, Clearstream Luxembourg or Euroclear. The Global Securities will be tradable as home market instruments in both the European and U.S. domestic markets. Initial settlement and all secondary trades will settle in same-day funds.

         Secondary market trading between investors holding Global Securities through Clearstream Luxembourg and Euroclear will be conducted in the ordinary way in accordance with their normal rules and operating procedures and in accordance with conventional eurobond practice (i.e., seven calendar day settlement).

         Secondary market trading between investors holding Global Securities through DTC will be conducted according to the rules and procedures applicable to U.S. corporate debt obligations and prior mortgage loan asset backed certificates issues.

         Secondary cross-market trading between Clearstream Luxembourg or Euroclear and DTC Participants holding Certificates will be effected on a delivery-against-payment basis through the respective Depositaries of Clearstream Luxembourg and Euroclear and as DTC Participants.

         Non-U.S. holders (as described below) of Global Securities will be subject to U.S. withholding taxes unless those holders meet specific requirements and deliver appropriate U.S. tax documents to the securities clearing organizations or their participants.

INITIAL SETTLEMENT

         All Global Securities will be held in book-entry form by DTC in the name of Cede & Co. as nominee of DTC. Investors' interests in the Global Securities will be represented through financial institutions acting on their behalf as direct and indirect Participants in DTC. As a result, Clearstream Luxembourg and Euroclear will hold positions on behalf of their participants through their respective Depositaries, which in turn will hold the positions in accounts as DTC Participants.

         Investors electing to hold their Global Securities through DTC will follow the settlement practices applicable to prior mortgage loan asset backed certificates issues. Investor securities custody accounts will be credited with their holdings against payment in same-day funds on the settlement date.

         Investors electing to hold their Global Securities through Clearstream Luxembourg or Euroclear accounts will follow the settlement procedures applicable to conventional eurobonds, except that there will be no temporary global security and no "lock-up" or restricted period. Global Securities will be credited to the securities custody accounts on the settlement date against payment in same-day funds.

SECONDARY MARKET TRADING

         Since the purchaser determines the place of delivery, it is important to establish at the time of the trade where both the purchaser's and seller's accounts are located to ensure that settlement can be made on the desired value date.

         TRADING BETWEEN DTC PARTICIPANTS. Secondary market trading between DTC Participants will be settled using the procedures applicable to prior mortgage loan asset backed certificates issues in same-day funds.

         TRADING BETWEEN CLEARSTREAM LUXEMBOURG AND/OR EUROCLEAR PARTICIPANTS. Secondary market trading between Clearstream Luxembourg Participants or Euroclear Participants will be settled using the procedures applicable to conventional eurobonds in same-day funds.

         TRADING BETWEEN DTC SELLER AND CLEARSTREAM LUXEMBOURG OR EUROCLEAR PURCHASER. When Global Securities are to be transferred from the account of a DTC Participant to the account of a Clearstream Luxembourg Participant or a Euroclear Participant, the purchaser will send instructions to Clearstream Luxembourg or Euroclear through a Clearstream Luxembourg Participant or Euroclear Participant at least one business day prior to settlement. Clearstream Luxembourg or Euroclear will instruct the respective Depositary, as the case may be, to receive the Global Securities against payment. Payment will include interest accrued on the Global Securities from and including the last interest payment date to and excluding the settlement date, on the basis of either the actual number of days in the accrual period and a year assumed to consist of 360 days or a 360-day year of twelve 30-day months as applicable to the related class of Global Securities. For transactions settling on the 31st of the month, payment will include interest accrued to and excluding the first day of the following month. Payment will then be made by the respective Depositary of the DTC Participant's account against delivery of the Global Securities. After settlement has been completed, the Global Securities will be credited to the respective clearing system and by the clearing system, in accordance with its usual procedures, to the Clearstream Luxembourg Participant's or Euroclear Participant's account. The securities credit will appear the next day (European time) and the cash debt will be back-valued to, and the interest on the Global Securities will accrue from, the value date (that would be the preceding day when settlement occurred in New York). If settlement is not completed on the intended value date (i.e., the trade fails), the Clearstream Luxembourg or Euroclear cash debt will be valued instead as of the actual settlement date.

         Clearstream Luxembourg Participants and Euroclear Participants will need to make available to the respective clearing systems the funds necessary to process same-day funds settlement. The most direct means of doing so is to preposition funds for settlement, either from cash on hand or existing lines of credit, as they would for any settlement occurring within Clearstream Luxembourg or Euroclear. Under this approach, they may take on credit exposure to Clearstream Luxembourg or Euroclear until the Global Securities are credited to their accounts one day later.

         As an alternative, if Clearstream Luxembourg or Euroclear has extended a line of credit to them, Clearstream Luxembourg Participants or Euroclear Participants can elect not to preposition funds and allow that credit line to be drawn upon the finance settlement. Under this procedure, Clearstream Luxembourg Participants or Euroclear Participants purchasing Global Securities would incur overdraft charges for one day, assuming they cleared the overdraft when the Global Securities were credited to their accounts. However, interest on the Global Securities would accrue from the value date. Therefore, in many cases the investment income on the Global Securities earned during that one-day period may substantially reduce or offset the amount of overdraft charges, although this result will depend on each Clearstream Luxembourg Participant's or Euroclear Participant's particular cost of funds.

         Since the settlement is taking place during New York business hours, DTC Participants can employ their usual procedures for sending Global Securities to the respective European Depositary for the benefit of Clearstream Luxembourg Participants or Euroclear Participants. The sale proceeds will be available to the DTC seller on the settlement date. Thus, to the DTC Participants a cross-market transaction will settle no differently than a trade between two DTC Participants.

         TRADING BETWEEN CLEARSTREAM LUXEMBOURG OR EUROCLEAR SELLER AND DTC PURCHASER. Due to time zone differences in their favor, Clearstream Luxembourg Participants and Euroclear Participants may employ their customary procedures for transactions in which Global Securities are to be transferred by the respective clearing system, through the respective Depositary, to a DTC Participant. The seller will send instructions to Clearstream Luxembourg or Euroclear through a Clearstream Luxembourg Participant or Euroclear Participant at least one business day prior to settlement. In these cases Clearstream Luxembourg or Euroclear will instruct the respective Depositary, as appropriate, to deliver the Global Securities to the DTC Participant's account against payment. Payment will include interest accrued on the Global Securities from and including the last interest payment to and excluding the settlement date on the basis of either the actual number of days in the accrual period and a year assumed to consist of 360 days or a 360-day year of twelve 30-day months as applicable to the related class of Global Securities. For transactions settling on the 31st of the month, payment will include interest accrued to and excluding the first day of the following month. The payment will then be reflected in the account of the Clearstream Luxembourg Participant or Euroclear Participant the following day, and receipt of the cash proceeds in the Clearstream Luxembourg Participant's or Euroclear Participant's account would be back-valued to the value date (which would be the preceding day, when settlement occurred in New
York). Should the Clearstream Luxembourg Participant or Euroclear Participant have a line of credit with its respective clearing system and elect to be in debt in anticipation of receipt of the sale proceeds in its account, the back-valuation will extinguish any overdraft incurred over that one day period. If settlement is not completed on the intended value date (that is, the trade fails), receipt of the cash proceeds in the Clearstream Luxembourg Participant's or Euroclear Participant's account would instead be valued as of the actual settlement date.

         Finally, day traders that use Clearstream Luxembourg or Euroclear and that purchase Global Securities from DTC Participants for delivery to Clearstream Luxembourg Participants or Euroclear Participants should note that these trades would automatically fail on the sale side unless affirmative action were taken. At least three techniques should be readily available to eliminate this potential problem:

         o borrowing through Clearstream Luxembourg or Euroclear for one day (until the purchase side of the day trade is reflected in their Clearstream Luxembourg or Euroclear accounts) in accordance with the clearing system's customary procedures;

         o borrowing the Global Securities in the U.S. from a DTC Participant no later than one day prior to the settlement, which would give the Global Securities sufficient time to be reflected in their Clearstream Luxembourg or Euroclear account in order to settle the sale side of the trade; or

         o staggering the value dates for the buy and sell sides of the trade so that the value date for the purchase from the DTC Participant is at least one day prior to the value date for the sale to the Clearstream Luxembourg or Euroclear Participant.

CERTAIN U.S. FEDERAL INCOME TAX DOCUMENTATION REQUIREMENTS

         A beneficial owner of Global securities holding securities through Clearstream, Luxembourg or Euroclear, or through DTC will be subject to the 30% U.S. withholding tax that generally applies to payments of interest, including original issue discount, on registered debt issued by U.S. Persons or to 31% backup withholding, unless (1) each clearing system, bank or other financial institution that holds customers' securities in the ordinary course of its trade or business in the chain of intermediaries between the beneficial owner and the U.S. entity required to withhold tax complies with applicable certification requirements and (2) the beneficial owner takes one of the following steps to obtain an exemption or reduced tax rate:

         EXEMPTION FOR NON-U.S. PERSONS (FORM W-8BEN). Beneficial owners of securities that are non-U.S. Persons can obtain a complete exemption from the withholding tax by filing a signed Form W-8BEN (Certificate of Foreign Status of Beneficial Owner for United States Tax Withholding. If the information shown on Form W-8 BEN changes, a new Form W-8 must be filed within 30 days of the change.

         EXEMPTION FOR NON-U.S. PERSONS WITH EFFECTIVELY CONNECTED INCOME (FORM W-8ECI). A non-U.S. Person, including a non-U.S. corporation or bank with a U.S. branch, for which the interest income is effectively connected with its conduct of a trade or business in the United States, can obtain an exemption from the withholding tax by filing Form W-8ECI (Certificate of Foreign Person's Claim for Exemption from Withholding on Income Effectively Connected with the Conduct of a Trade or Business in the United States).

         EXEMPTION OR REDUCED RATE FOR NON-U.S. PERSONS RESIDENT IN TREATY COUNTRIES (FORM W-8BEN). Non-U.S. Persons that are beneficial owners of securities residing in a country that has a tax treaty with the United States can obtain an exemption or reduced tax rate, depending on the treaty terms, by filing Form W-8BEN (including Part II thereof). If the treaty provides only for a reduced rate, the beneficial owner may still be entitled to complete exemption from withholding under item (1) above.

         EXEMPTION FOR U.S. PERSONS (FORM W-9). U.S. Persons can obtain complete exemption from the withholding tax by filing Form W-9 (Request for Taxpayer Identification Number and Certification).

         U.S. FEDERAL INCOME TAX REPORTING PROCEDURE. The beneficial owner of a Global Security files by submitting the appropriate form to the person through whom it holds, the clearing agency, in the case of persons holding directly on the books of the clearing agency. Form W-8BEN and Form W-8ECI are generally effective for three calendar years from the close of the calendar year in which it is collected.

         The term "U.S. Person" means (1) a citizen or resident of the United States, (2) a corporation or partnership (or other entity properly classified as a corporation or partnership for U.S. Federal income tax purposes) organized in or under the laws of the United States or any state or the District of Columbia,
(3) an estate the income of which is includible in gross income for United States tax purposes, regardless of its source, or (4) a trust if a court within the United States is able to exercise primary supervision over the administration of the trust and one or more United States persons have authority to control all substantial decisions of the trust. Notwithstanding the preceding sentence, to the extent provided in regulations, trusts in existence on August 20, 1996 and treated as United States persons prior to that date that elect to continue to be so treated also will be considered U.S. Persons. Treasury regulations provide certain presumptions regarding the entity classification and foreign or U.S. status of a holder that a payor generally must apply in the absence of appropriate documentation from the holder, and provide detailed documentation and procedures for holders claiming withholding tax exemptions through intermediaries. Prospective investors are urged to consult their tax advisors regarding the effect of these regulations on their ability to claim and the means for claiming exemptions from or reduced rates of U.S. withholding taxes.

         This summary does not deal with all aspects of U.S. Federal income tax withholding that may be relevant to foreign holders of the Global securities. Investors are advised to consult their own tax advisers for specific tax advice concerning their holding and disposing of the Global securities.

                               $[ ] (Approximate)

                         DEUTSCHE ALT-A SECURITIES, INC.

                                  [ ] TRUST [ ]

                              MORTGAGE BACKED NOTES




                                  [ ] SERVICER

              -----------------------------------------------------


                              PROSPECTUS SUPPLEMENT

              -----------------------------------------------------



                            DEUTSCHE BANK SECURITIES

                                   PROSPECTUS

                          MORTGAGE BACKED CERTIFICATES

                              MORTGAGE BACKED NOTES
                              (ISSUABLE IN SERIES)

                        DEUTSCHE ALT-A SECURITIES, INC.,
                                    DEPOSITOR

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The information contained in this Prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This Prospectus is not an offer to sell these securities and we are not soliciting offers to buy these securities in any state where the offer or sale is not permitted.
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THE TRUST FUNDS:

         Each trust fund will be established to hold assets transferred to it by Deutsche Alt-A Securities, Inc. The assets in each trust fund will generally consist of one or more of the following:

         o mortgage loans secured by one- to four-family residential properties;

         o        unsecured home improvement loans;

         o        manufactured housing installment sale contracts;

         o mortgage pass-through securities issued or guaranteed by Ginnie Mae, Fannie Mae, or Freddie Mac; or

         o previously issued asset-backed or mortgage-backed securities backed by mortgage loans secured by residential properties or participations in those types of loans.

         The assets in your trust fund are specified in the prospectus supplement for that particular trust fund, while the types of assets that may be included in a trust fund, whether or not in your trust fund, are described in greater detail in this prospectus.

THE SECURITIES:

         Deutsche Alt-A Securities, Inc. will sell the securities pursuant to a prospectus supplement. The securities will be grouped into one or more series, each having is own distinct designation. Each series will be issued in one or more classes and will evidence beneficial ownership of, or be secured by, the assets in the trust fund that the series relates to. A prospectus supplement for a series will specify all of the terms of the series and of each of the classes in the series.

         NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED OF THESE SECURITIES OR PASSED UPON THE ADEQUACY OR ACCURACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

              The date of this prospectus is ____________ __, ____.

                                TABLE OF CONTENTS

Description of the Trust Funds..................................................
Use of Proceeds.................................................................
Yield Considerations............................................................
The Depositor...................................................................
Description of the Securities...................................................
Description of the Agreements...................................................
Description of Credit Support...................................................
Certain Legal Aspects of Mortgage Loans.........................................
Certain Legal Aspects of the Contracts..........................................
Material Federal Income Tax Considerations......................................
State and Other Tax Consequences................................................
ERISA Considerations............................................................
Legal Investment................................................................
Methods of Distribution.........................................................
Additional Information..........................................................
Incorporation of Certain Documents by Reference.................................
Legal Matters...................................................................
Financial Information...........................................................
Rating..........................................................................
Index of Defined Terms..........................................................

                         DESCRIPTION OF THE TRUST FUNDS

ASSETS

         The primary assets of each trust fund (the "Assets") will include some or all of the following types of assets:

         o mortgage loans on residential properties, which may include Home Equity Loans, home improvement contracts and Land Sale Contracts (each as defined in this prospectus);

         o home improvement installment sales contracts or installment loans that are unsecured called unsecured home improvement Loans;

         o manufactured housing installment sale contracts or installment loan agreements referred to as contracts;

         o any combination of "fully modified pass-through" mortgage-backed certificates guaranteed by the Government National Mortgage Association ("Ginnie Mae"), guaranteed mortgage pass-through securities issued by Fannie Mae ("Fannie Mae") and mortgage participation certificates issued by the Federal Home Loan Mortgage Corporation ("Freddie Mac") (collectively, "Agency Securities");

         o previously issued asset-backed certificates, collateralized mortgage obligations or participation certificates (each, and collectively, "Mortgage Securities") evidencing interests in, or collateralized by, mortgage loans or Agency Securities; or

         o a combination of mortgage loans, unsecured home improvement loans, contracts, Agency Securities and/or Mortgage Securities.

         The mortgage loans will not be guaranteed or insured by Deutsche Alt-A Securities, Inc. or any of its affiliates. The mortgage loans will be guaranteed or insured by a governmental agency or instrumentality or other person only if and to the extent expressly provided in the prospectus supplement. The depositor will select each Asset to include in a trust fund from among those it has purchased, either directly or indirectly, from a prior holder (an "Asset Seller"), which may be an affiliate of the depositor and which prior holder may or may not be the originator of that mortgage loan.

         The Assets included in the trust fund for your series may be subject to various types of payment provisions:

         o "Level Payment Assets," which may provide for the payment of interest, and full repayment of principal, in level monthly payments with a fixed rate of interest computed on their declining principal balances;

         o "Adjustable Rate Assets," which may provide for periodic adjustments to their rates of interest to equal the sum of a fixed margin and an index;

         o "Buy Down Assets," which are Assets for which funds have been provided by someone other than the related borrowers to reduce the borrowers' monthly payments during the early period after origination of those Assets;

         o        "Increasing Payment Assets," as described below;

         o "Interest Reduction Assets," which provide for the one-time reduction of the interest rate payable on these Assets;

         o "GEM Assets," which provide for (1) monthly payments during the first year after origination that are at least sufficient to pay interest due on these Assets, and (2) an increase in those monthly payments in later years at a predetermined rate resulting in full repayment over a shorter term than the initial amortization terms of those Assets;

         o "GPM Assets," which allow for payments during a portion of their terms which are or may be less than the amount of interest due on their unpaid principal balances, and this unpaid interest will be added to the principal balances of those Assets and will be paid, together with interest on the unpaid interest, in later years;

         o "Step-up Rate Assets" which provide for interest rates that increase over time;

         o        "Balloon Payment Assets;"

         o "Convertible Assets" which are Adjustable Rate Assets subject to provisions pursuant to which, subject to limitations, the related borrowers may exercise an option to convert the adjustable interest rate to a fixed interest rate; and

         o "Bi-weekly Assets," which provide for payments to be made by borrowers on a bi-weekly basis.

         An "Increasing Payment Asset" is an Asset that provides for monthly payments that are fixed for an initial period to be specified in the prospectus supplement and which increase thereafter (at a predetermined rate expressed as a percentage of the monthly payment during the preceding payment period, subject to any caps on the amount of any single monthly payment increase) for a period to be specified in the prospectus supplement from the date of origination, after which the monthly payment is fixed at a level-payment amount so as to fully amortize the Asset over its remaining term to maturity. The scheduled monthly payment for an Increasing Payment Asset is the total amount required to be paid each month in accordance with its terms and equals the sum of (1) the borrower's monthly payments referred to in the preceding sentence and (2) payments made by the respective servicers pursuant to buy-down or subsidy agreements. The borrower's initial monthly payments for each Increasing Payment Asset are set at the level-payment amount that would apply to an otherwise identical Level Payment Asset having an interest rate some number of percentage points below the Asset Rate of that Increasing Payment Asset. The borrower's monthly payments on each Increasing Payment Asset, together with any payments made on the Increasing Payment Asset by the related servicers pursuant to buy-down or subsidy agreements, will in all cases be sufficient to allow payment of accrued interest on the Increasing Payment Asset at the related interest rate, without negative amortization. A borrower's monthly payments on an Increasing Payment Asset may, however, not be sufficient to result in any reduction of the principal balance of that Asset until after the period when those payments may be increased.

         The Notes or Certificates, as applicable, will be entitled to payment only from the assets of the related trust fund and will not be entitled to payments from the assets of any other trust fund established by the depositor. The assets of a trust fund may consist of certificates representing beneficial ownership interests in, or indebtedness of, another trust fund that contains the Assets, if specified in the prospectus supplement.

MORTGAGE LOANS

         GENERAL

         Each mortgage loan will generally be secured by a lien on (1) a one- to four-family residential property (including a manufactured home) or a security interest in shares issued by a cooperative housing corporation (a "Single Family Property") or (2) a primarily residential property that consists of five or more residential dwelling units, referred to as a multifamily property, which may include limited retail, office or other commercial space ("Multi Family Property" and together with Single Family Property, "Mortgaged Properties"). The mortgage loans will be secured by first and/or junior mortgages or deeds of trust or other similar security instruments creating a first or junior lien on Mortgaged Property.

         The Mortgaged Properties may also include:

         o Apartment buildings owned by cooperative housing corporations ("Cooperatives"); and

         o Leasehold interests in properties, the title to which is held by third party lessors. The term of these leaseholds will exceed the term of the related mortgage note by at least five years or some other time period specified in the prospectus supplement.

         The principal balance of mortgage loans secured by Mortgaged Property consisting of Multi Family Property or apartment buildings owned by Cooperatives shall not exceed 5% of the principal balance of all mortgage loans conveyed to the trust fund.

         The mortgage loans may include:

         o Closed-end and/or revolving home equity loans or balances of these home equity loans ("Home Equity Loans");

         o Secured home improvement installment sales contracts and secured installment loan agreements, known as home improvement contracts; and

         o Mortgage loans evidenced by contracts ("Land Sale Contracts") for the sale of properties pursuant to which the borrower promises to pay the amount due on the mortgage loans to the holder of the Land Sale Contract with fee title to the related property held by that holder until the borrower has made all of the payments required pursuant to that Land Sale Contract, at which time fee title is conveyed to the borrower.

         The originator of each mortgage loan will have been a person other than the depositor. The prospectus supplement will indicate if any originator is an affiliate of the depositor. The mortgage loans will be evidenced by mortgage notes secured by mortgages, deeds of trust or other security instruments (the "Mortgages") creating a lien on the Mortgaged Properties. The Mortgaged Properties will be located in any one of the fifty states, the District of Columbia, Guam, Puerto Rico or any other territory of the United States. If provided in the prospectus supplement, the mortgage loans may include loans insured by the Federal Housing Administration (the "FHA") or partially guaranteed by the Veteran's Administration (the "VA"). See "--FHA Loans and VA Loans" below.

         LOAN-TO-VALUE RATIO

         The "Loan-to-Value Ratio" of a mortgage loan at any particular time is the ratio (expressed as a percentage) of the then outstanding principal balance of the mortgage loan to the Value of the related Mortgaged Property. The "Value" of a Mortgaged Property, other than for Refinance Loans, is generally the lesser of (a) the appraised value determined in an appraisal obtained by the originator at origination of that loan and (b) the sales price for that property. "Refinance Loans" are loans made to refinance existing loans. Unless otherwise specified in the prospectus supplement, the Value of the Mortgaged Property securing a Refinance Loan is the appraised value of the Mortgaged Property determined in an appraisal obtained at the time of origination of the Refinance Loan. The value of a Mortgaged Property as of the date of initial issuance of the related series may be less than the Value at origination and will fluctuate from time to time based upon changes in economic conditions and the real estate market.

         PRIMARY MORTGAGE INSURANCE

         Except in the case of high loan-to-value loans and as otherwise specified in the related prospectus supplement, each mortgage loan having a loan-to-value ratio at origination in excess of 80%, is required to be covered by a primary mortgage guaranty insurance policy insuring against default on such mortgage loan as to at least the principal amount thereof exceeding 75% of the value of the mortgaged property at origination of the mortgage loan. This insurance must remain in force at least until the mortgage loan amortizes to a level that would produce a loan-to-value ratio lower than 80%. See "--Primary Mortgage Insurance Policies".

         MORTGAGE LOAN INFORMATION IN THE PROSPECTUS SUPPLEMENTS

         Your prospectus supplement will contain information, as of the dates specified in that prospectus supplement and to the extent then applicable and specifically known to the depositor, with respect to the mortgage loans, including:

         o the total outstanding principal balance and the largest, smallest and average outstanding principal balance of the mortgage loans as of, unless otherwise specified in that prospectus supplement, the close of business on the first day of the month of formation of the related trust fund (the "Cut-off Date");

         o        the type of property securing the mortgage loans;

         o the weighted average (by principal balance) of the original and remaining terms to maturity of the mortgage loans;

         o        the range of maturity dates of the mortgage loans;

         o the range of the Loan-to-Value Ratios at origination of the mortgage loans;

         o the mortgage rates or range of mortgage rates and the weighted average mortgage rate borne by the mortgage loans;

         o the state or states in which most of the Mortgaged Properties are located;

         o information regarding the prepayment provisions, if any, of the mortgage loans;

         o for mortgage loans with adjustable mortgage rates ("ARM Loans"), the index, the frequency of the adjustment dates, the range of margins added to the index, and the maximum mortgage rate or monthly payment variation at the time of any adjustment of and over the life of the ARM Loan;

         o information regarding the payment characteristics of the mortgage loans, including balloon payment and other amortization provisions;

         o the number of mortgage loans that are delinquent and the number of days or ranges of the number of days those mortgage loans are delinquent; and

         o the material underwriting standards used for the mortgage loans.

         If specific information respecting the mortgage loans is unknown to the depositor at the time the Notes or Certificates, as applicable, are initially offered, more general information of the nature described above will be provided in the prospectus supplement, and specific information will be set forth in a report that will be available to purchasers of the related Notes or Certificates, as applicable, at or before the initial issuance of that Security and will be filed as part of a Current Report on Form 8-K with the Securities and Exchange Commission (the "Commission") within fifteen days after that initial issuance. The characteristics of the mortgage loans included in a trust fund will not vary by more than five percent (by total principal balance as of the Cut-off Date) from the characteristics of the mortgage loans that are described in the prospectus supplement.

         The prospectus supplement will specify whether the mortgage loans include (1) Home Equity Loans, which may be secured by Mortgages that are junior to other liens on the related Mortgaged Property and/or (2) home improvement contracts originated by a home improvement contractor and secured by a mortgage on the related mortgaged property that is junior to other liens on the mortgaged property. The home improvements purchased with the home improvement contracts typically include replacement windows, house siding, roofs, swimming pools, satellite dishes, kitchen and bathroom remodeling goods, solar heating panels, patios, decks, room additions and garages. The prospectus supplement will specify whether the home improvement contracts are FHA loans and, if so, the limitations on any FHA insurance. In addition, the prospectus supplement will specify whether the mortgage loans contain some mortgage loans evidenced by Land Sale Contracts.

         PAYMENT PROVISIONS OF THE MORTGAGE LOANS

         All of the mortgage loans will provide for payments of principal, interest or both, on due dates that occur monthly, quarterly or semi-annually or at some other interval as is specified in the prospectus supplement or for payments in another manner described in the prospectus supplement. Each mortgage loan may provide for no accrual of interest or for accrual of interest on the mortgage loan at a mortgage rate that is fixed over its term or that adjusts from time to time, or that may be converted from an adjustable to a fixed mortgage rate or a different adjustable mortgage rate, or from a fixed to an adjustable mortgage rate, from time to time pursuant to an election or as otherwise specified in the related mortgage note, in each case as described in the prospectus supplement. Each mortgage loan may provide for scheduled payments to maturity or payments that adjust from time to time to accommodate changes in the mortgage rate or to reflect the occurrence of particular events or that adjust on the basis of other methodologies, and may provide for negative amortization or accelerated amortization, in each case as described in the prospectus supplement. Each mortgage loan may be fully amortizing or require a balloon payment due on its stated maturity date, in each case as described in the prospectus supplement. Each mortgage loan may contain prohibitions on prepayment (a "Lockout Period" and, the date of expiration thereof, a "Lock-out Date") or require payment of a premium or a yield maintenance penalty (a "Prepayment Premium") in connection with a prepayment, in each case as described in the prospectus supplement. If the holders of any class or classes of Offered Notes or Offered Certificates, as applicable, are entitled to all or a portion of any Prepayment Premiums collected from the mortgage loans, the prospectus supplement will specify the method or methods by which any of these amounts will be allocated. See "--Assets" above.

         REVOLVING CREDIT LINE LOANS

         As more fully described in the prospectus supplement, the mortgage loans may consist, in whole or in part, of revolving Home Equity Loans or balances of these Home Equity Loans ("Revolving Credit Line Loans"). Interest on each Revolving Credit Line Loan, excluding introductory rates offered from time to time during promotional periods, may be computed and payable monthly on the average daily outstanding principal balance of that loan. From time to time before the expiration of the related draw period specified in a Revolving Credit Line Loan, principal amounts on that Revolving Credit Line Loan may be drawn down (up to a maximum amount as set forth in the prospectus supplement) or repaid. If specified in the prospectus supplement, new draws by borrowers under the Revolving Credit Line Loans will automatically become part of the trust fund described in the prospectus supplement. As a result, the total balance of the Revolving Credit Line Loans will fluctuate from day to day as new draws by borrowers are added to the trust fund and principal payments are applied to those balances and those amounts will usually differ each day, as more specifically described in the prospectus supplement. Under some circumstances, under a Revolving Credit Line Loan, a borrower may, during the related draw period, choose an interest only payment option, during which the borrower is obligated to pay only the amount of interest that accrues on the loan during the billing cycle, and may also elect to pay all or a portion of the principal. An interest only payment option may terminate at the end of the related draw period, after which the borrower must begin paying at least a minimum monthly portion of the average outstanding principal balance of the loan.

         UNSECURED HOME IMPROVEMENT LOANS

         The unsecured home improvement loans may consist of conventional unsecured home improvement loans, unsecured installment loans and unsecured home improvement loans that are FHA loans. Except as otherwise described in the prospectus supplement, the unsecured home improvement loans will be fully amortizing and will bear interest at a fixed or variable annual percentage rate.

         UNSECURED HOME IMPROVEMENT LOAN INFORMATION IN PROSPECTUS SUPPLEMENTS

         Each prospectus supplement will contain information, as of the dates specified in the prospectus supplement and to the extent then applicable and specifically known to the depositor, with respect to any unsecured home improvement loans, including:

         o the total outstanding principal balance and the largest, smallest and average outstanding principal balance of the unsecured home improvement loans as of the applicable cut-off date;

         o the weighted average, by principal balance, of the original and remaining terms to maturity of the unsecured home improvement loans;

         o the earliest and latest origination date and maturity date of the unsecured home improvements loans;

         o the interest rates or range of interest rates and the weighted average interest rates borne by the unsecured home improvement loans;

         o the state or states in which most of the unsecured home improvement loans were originated.

         o information regarding the prepayment provisions, if any, of the unsecured home improvement loans;

         o with respect to the unsecured home improvement loans with adjustable interest rates, called ARM unsecured home improvement loans, the index, the frequency of the adjustment dates, the range of margins added to the index, and the maximum interest rate or monthly payment variation at the time of any adjustment thereof and over the life of the ARM unsecured home improvement loan;

         o information regarding the payment characteristics of the unsecured home improvement loans;

         o the number of unsecured home improvement loans that are delinquent and the number of days or ranges of the number of days that unsecured home improvement loans are delinquent; and

         o the material underwriting standards used for the unsecured home improvement loans.

         If specific information respecting the unsecured home improvement loans is unknown to the depositor at the time Notes or Certificates, as applicable, are initially offered, more general information of the nature described above will be provided in the prospectus supplement, and specific information will be set forth in a report that will be available to purchasers of the related Notes or Certificates, as applicable, at or before the initial issuance thereof and will be filed as part of a Current Report on Form 8-K with the Commission within fifteen days after the related initial issuance. The characteristics of the unsecured home improvement loans included in a trust fund will not vary by more than five percent, by total principal balance as of the cut-off date, from the characteristics thereof that are described in the prospectus supplement.

CONTRACTS

         GENERAL

         To the extent provided in the prospectus supplement, each contract will be secured by a security interest in a new or used manufactured home, called a Manufactured Home. The contracts may include contracts that are FHA loans. The method of computing the Loan-to-Value Ratio of a contract will be described in the prospectus supplement.

         CONTRACT INFORMATION IN PROSPECTUS SUPPLEMENTS

         Each prospectus supplement relating to a trust fund whose assets include a substantial proportion of contracts will contain certain information, as of the dates specified in that prospectus supplement and to the extent then applicable and specifically known to the depositor, with respect to any contracts, including:

         o the total outstanding principal balance and the largest, smallest and average outstanding principal balance of the contracts as of the applicable cut-off date;

         o whether the manufactured homes were new or used as of the origination of the related contracts;

         o the weighted average, by principal balance, of the original and remaining terms to maturity of the contracts;

         o        the range of maturity dates of the contracts;

         o the range of the Loan-to-Value Ratios at origination of the contracts;

         o the annual percentage rate on each contract, called a contract rate, or range of contract rates and the weighted average contract rate borne by the contracts;

         o the state or states in which most of the manufactured homes are located at origination;

         o information regarding the prepayment provisions, if any, of the contracts;

         o for contracts with adjustable contract rates, referred to as ARM contracts, the index, the frequency of the adjustment dates, and the maximum contract rate or monthly payment variation at the time of any adjustment thereof and over the life of the ARM contract;

         o the number of contracts that are delinquent and the number of days or ranges of the number of days those contracts are delinquent;

         o information regarding the payment characteristics of the contracts; and

         o        the material underwriting standards used for the contracts.

         If specific information respecting the contracts is unknown to the depositor at the time the Notes or Certificates, as applicable, are initially offered, more general information of the nature described above will be provided in the prospectus supplement, and specific information will be set forth in a report that will be available to purchasers of the related Notes or Certificates, as applicable, at or before the initial issuance thereof and will be filed as part of a Current Report on Form 8-K with the Commission within fifteen days after the related initial issuance. The characteristics of the contracts included in a trust fund will not vary by more than five percent (by total principal balance as of the cut-off date) from the characteristics thereof that are described in the prospectus supplement.

         The information described above regarding the contracts in a trust fund may be presented in the prospectus supplement in combination with similar information regarding the mortgage loans in the trust fund.

         PAYMENT PROVISIONS OF THE CONTRACTS

         All of the contracts will provide for payments of principal, interest or both, on due dates that occur monthly or at some other interval as is specified in the prospectus supplement or for payments in another manner described in the prospectus supplement. Each contract may provide for no accrual of interest or for accrual of interest thereon at a contract rate that is fixed over its term or that adjusts from time to time, or as otherwise specified in the prospectus supplement. Each contract may provide for scheduled payments to maturity or payments that adjust from time to time to accommodate changes in the contract rate as otherwise described in the prospectus supplement.

AGENCY SECURITIES

         The Agency Securities will consist of any combination of Ginnie Mae certificates, Fannie Mae certificates and Freddie Mac certificates, which may include Stripped Agency Securities, as described below.

         GINNIE MAE

         Ginnie Mae is a wholly-owned corporate instrumentality of the United States within the Department of Housing and Urban Development. Section 306(g) of Title III of the Housing Act authorizes Ginnie Mae to guarantee the timely payment of the principal of and interest on certificates that are based on and backed by a pool of FHA loans, VA loans or by pools of other eligible residential loans.

         Section 306(g) of the Housing Act provides that "the full faith and credit of the United States is pledged to the payment of all amounts that may be required to be paid under any guaranty under this subsection." To meet its obligations under that guaranty, Ginnie Mae is authorized, under Section 306(d) of the National Housing Act of 1934 (the "Housing Act"), to borrow from the United States Treasury with no limitations as to amount, to perform its obligations under its guarantee.

         GINNIE MAE CERTIFICATES

         Each Ginnie Mae certificate will be a "fully modified pass-through" mortgage-backed certificate issued and serviced by an issuer approved by Ginnie Mae or Fannie Mae as a seller- servicer of FHA loans or VA loans, except as described below regarding Stripped Agency Securities (as defined below). The loans underlying Ginnie Mae certificates may consist of FHA loans, VA loans and other loans eligible for inclusion in loan pools underlying Ginnie Mae certificates. Ginnie Mae certificates may be issued under either or both of the Ginnie Mae I program and the Ginnie Mae II program, as described in the prospectus supplement. If the trust fund includes Ginnie Mae certificates, your prospectus supplement will include any material additional information regarding the Ginnie Mae guaranty program, the characteristics of the pool underlying those Ginnie Mae certificates, the servicing of the related pool, the payment of principal and interest on Ginnie Mae certificates and other relevant matters regarding the Ginnie Mae certificates.

         Except as otherwise specified in the prospectus supplement or as described below with respect to Stripped Agency Securities, each Ginnie Mae certificate will provide for the payment, by or on behalf of the issuer, to the registered holder of that Ginnie Mae certificate of monthly payments of principal and interest equal to the holder's proportionate interest in the total amount of the monthly principal and interest payments on each related FHA loan or VA loan, minus servicing and guaranty fees totaling the excess of the interest on that FHA loan or VA loan over the Ginnie Mae certificates' interest rate. In addition, each payment to a holder of a Ginnie Mae certificate will include proportionate pass-through payments to that holder of any prepayments of principal of the FHA loans or VA loans underlying the Ginnie Mae certificate and the holder's proportionate interest in the remaining principal balance in the event of a foreclosure or other disposition of any related FHA loan or VA loan.

         The Ginnie Mae certificates do not constitute a liability of, or evidence any recourse against, the issuer of the Ginnie Mae certificates, the depositor or any affiliates of the depositor, and the only recourse of a registered holder (for example, the trustee) is to enforce the guaranty of Ginnie Mae.

         Ginnie Mae will have approved the issuance of each of the Ginnie Mae certificates included in a trust fund in accordance with a guaranty agreement or contract between Ginnie Mae and the issuer of the Ginnie Mae certificates. Pursuant to that agreement, that issuer, in its capacity as servicer, is required to perform customary functions of a servicer of FHA loans and VA loans, including collecting payments from borrowers and remitting those collections to the registered holder, maintaining escrow and impoundment accounts of borrowers for payments of taxes, insurance and other items required to be paid by the borrower, maintaining primary hazard insurance, and advancing from its own funds to make timely payments of all amounts due on the Ginnie Mae certificate, even if the payments received by that issuer on the loans backing the Ginnie Mae certificate are less than the amounts due. If the issuer is unable to make payments on a Ginnie Mae certificate as they become due, it must promptly notify Ginnie Mae and request Ginnie Mae to make that payment. Upon that notification and request, Ginnie Mae will make those payments directly to the registered holder of the Ginnie Mae certificate. In the event no payment is made by the issuer and the issuer fails to notify and request Ginnie Mae to make that payment, the registered holder of the Ginnie Mae certificate has recourse against only Ginnie Mae to obtain that payment. The trustee or its nominee, as registered holder of the Ginnie Mae certificates included in a trust fund, is entitled to proceed directly against Ginnie Mae under the terms of the guaranty agreement or contract relating to the Ginnie Mae certificates for any amounts that are unpaid when due under each Ginnie Mae certificate.

         The Ginnie Mae certificates included in a trust fund may have other characteristics and terms, different from those described above so long as the Ginnie Mae certificates and underlying residential loans meet the criteria of the rating agency or agencies. The Ginnie Mae certificates and underlying residential loans will be described in the prospectus supplement.

         FANNIE MAE

         Fannie Mae is a federally chartered and stockholder-owned corporation organized and existing under the Federal National Mortgage Association Charter Act, as amended (the "Charter Act"). Fannie Mae was originally established in 1938 as a United States government agency to provide supplemental liquidity to the mortgage market and was transformed into a stockholder- owned and privately managed corporation by legislation enacted in 1968.

         Fannie Mae provides funds to the mortgage market by purchasing mortgage loans from lenders. Fannie Mae acquires funds to purchase loans from many capital market investors, thus expanding the total amount of funds available for housing. Operating nationwide, Fannie Mae helps to redistribute mortgage funds from capital-surplus to capital-short areas. In addition, Fannie Mae issues mortgage-backed securities primarily in exchange for pools of mortgage loans from lenders. Fannie Mae receives fees for its guaranty of timely payment of principal and interest on its mortgage-backed securities.

         FANNIE MAE CERTIFICATES

         Fannie Mae certificates are Guaranteed Mortgage Pass-Through Certificates typically issued pursuant to a prospectus that is periodically revised by Fannie Mae. Fannie Mae certificates represent fractional undivided interests in a pool of mortgage loans formed by Fannie Mae. Each mortgage loan must meet the applicable standards of the Fannie Mae purchase program. Mortgage loans comprising a pool are either provided by Fannie Mae from its own portfolio or purchased pursuant to the criteria of the Fannie Mae purchase program. Mortgage loans underlying Fannie Mae certificates included in a trust fund will consist of conventional mortgage loans, FHA loans or VA loans. If the trust fund includes Fannie Mae certificates, your prospectus supplement will include any material additional information regarding the Fannie Mae program, the characteristics of the pool underlying the Fannie Mae certificates, the servicing of the related pool, payment of principal and interest on the Fannie Mae certificates and other relevant matters about the Fannie Mae certificates.

         Except as described below with respect to Stripped Agency Securities, Fannie Mae guarantees to each registered holder of a Fannie Mae certificate that it will distribute amounts representing that holder's proportionate share of scheduled principal and interest at the applicable interest rate provided for by that Fannie Mae certificate on the underlying mortgage loans, whether or not received, and that holder's proportionate share of the full principal amount of any prepayment or foreclosed or other finally liquidated mortgage loan, whether or not the related principal amount is actually recovered.

         The obligations of Fannie Mae under its guarantees are obligations solely of Fannie Mae and are not backed by, nor entitled to, the full faith and credit of the United States. If Fannie Mae were unable to satisfy those obligations, distributions to the holders of Fannie Mae certificates would consist solely of payments and other recoveries on the underlying loans and, accordingly, monthly distributions to the holders of Fannie Mae certificates would be affected by delinquent payments and defaults on those loans.

         Fannie Mae certificates evidencing interests in pools of mortgage loans formed on or after May 1, 1985 (other than Fannie Mae certificates backed by pools containing graduated payment mortgage loans or multifamily loans) are available in book-entry form only. For a Fannie Mae certificate issued in book-entry form, distributions on the Fannie Mae certificate will be made by wire, and for a fully registered Fannie Mae certificate, distributions will be made by check.

         The Fannie Mae certificates included in a trust fund may have other characteristics and terms, different from those described above, as long as the Fannie Mae certificates and underlying mortgage loans meet the criteria of the rating agency or agencies rating the Certificates. The Fannie Mae certificates and underlying mortgage loans will be described in the prospectus supplement.

         FREDDIE MAC

         Freddie Mac is a corporate instrumentality of the United States created pursuant to Title III of the Emergency Home Finance Act of 1970, as amended (the "Freddie Mac Act"). Freddie Mac was established primarily for the purpose of increasing the availability of mortgage credit for the financing of needed housing. It seeks to provide an enhanced degree of liquidity for residential mortgage investments primarily by assisting in the development of secondary markets for conventional mortgages. The principal activity of Freddie Mac currently consists of the purchase of first lien, conventional residential mortgage loans or participation interests in those mortgage loans and the resale of the mortgage loans so purchased in the form of mortgage securities, primarily Freddie Mac certificates. Freddie Mac is confined to purchasing, so far as practicable, mortgage loans and participation interests in mortgage loans which it deems to be of the quality, type and class as to meet generally the purchase standards imposed by private institutional mortgage investors.

         FREDDIE MAC CERTIFICATES

         Each Freddie Mac certificate represents an undivided interest in a pool of residential loans that may consist of first lien conventional residential loans, FHA loans or VA loans (the "Freddie Mac Certificate Group"). Each of these mortgage loans must meet the applicable standards set forth in the Freddie Mac Act. A Freddie Mac Certificate Group may include whole loans, participation interests in whole loans and undivided interests in whole loans and/or participations comprising another Freddie Mac Certificate Group. If the trust fund includes Freddie Mac certificates, your prospectus supplement will include any material additional information regarding the Freddie Mac guaranty program, the characteristics of the pool underlying that Freddie Mac certificate, the servicing of the related pool, payment of principal and interest on the Freddie Mac certificate and any other relevant matters about the Freddie Mac certificates.

         Except as described below with respect to Stripped Agency Securities, Freddie Mac guarantees to each registered holder of a Freddie Mac certificate the timely payment of interest on the underlying mortgage loans to the extent of the applicable interest rate on the registered holder's pro rata share of the unpaid principal balance outstanding on the underlying mortgage loans in the Freddie Mac Certificate Group represented by that Freddie Mac certificate, whether or not received. Freddie Mac also guarantees to each registered holder of a Freddie Mac certificate collection by that holder of all principal on the underlying mortgage loans, without any offset or deduction, to the extent of that holder's pro rata share of the principal, but does not, except if and to the extent specified in the prospectus supplement, guarantee the timely payment of scheduled principal. Pursuant to its guarantees, Freddie Mac also guarantees ultimate collection of scheduled principal payments, prepayments of principal and the remaining principal balance in the event of a foreclosure or other disposition of a mortgage loan. Freddie Mac may remit the amount due on account of its guarantee of collection of principal at any time after default on an underlying mortgage loan, but not later than 30 days following the latest of

         (1)      foreclosure sale;

         (2)      payment of the claim by any mortgage insurer; and

         (3) the expiration of any right of redemption, but in any event no later than one year after demand has been made upon the borrower for accelerated payment of principal.

         In taking actions regarding the collection of principal after default on the mortgage loans underlying Freddie Mac certificates, including the timing of demand for acceleration, Freddie Mac reserves the right to exercise its servicing judgment for the mortgage loans in the same manner as for mortgage loans that it has purchased but not sold. The length of time necessary for Freddie Mac to determine that a mortgage loan should be accelerated varies with the particular circumstances of each borrower, and Freddie Mac has not adopted servicing standards that require that the demand be made within any specified period.

         Freddie Mac certificates are not guaranteed by the United States or by any Federal Home Loan Bank and do not constitute debts or obligations of the United States or any Federal Home Loan Bank. The obligations of Freddie Mac under its guarantee are obligations solely of Freddie Mac and are not backed by, nor entitled to, the full faith and credit of the United States. If Freddie Mac were unable to satisfy those obligations, distributions to holders of Freddie Mac certificates would consist solely of payments and other recoveries on the underlying mortgage loans and, accordingly, monthly distributions to holders of Freddie Mac certificates would be affected by delinquent payments and defaults on those mortgage loans.

         The Freddie Mac certificates included in a trust fund may have other characteristics and terms, different from those described above, so long as the Freddie Mac certificates and underlying mortgage loans meet the criteria of the rating agency or agencies rating the Notes or Certificates, as applicable. The Freddie Mac certificates and underlying mortgage loans will be described in the prospectus supplement.

         STRIPPED AGENCY SECURITIES

         The Ginnie Mae certificates, Fannie Mae certificates or Freddie Mac certificates may be issued in the form of certificates ("Stripped Agency Securities") that represent an undivided interest in all or part of either the principal distributions (but not the interest distributions) or the interest distributions (but not the principal distributions), or in some specified portion of the principal or interest distributions (but not all of those distributions), on an underlying pool of mortgage loans or other Ginnie Mae certificates, Fannie Mae certificates or Freddie Mac certificates. Ginnie Mae, Fannie Mae or Freddie Mac, as applicable, will guarantee each Stripped Agency Security to the same extent as that entity guarantees the underlying securities backing the Stripped Agency Securities or to the extent described above for a Stripped Agency Security backed by a pool of mortgage loans, unless otherwise specified in the prospectus supplement. If the trust fund includes Stripped Agency Securities, your prospectus supplement will include any material additional information regarding the characteristics of the assets underlying the Stripped Agency Securities, the payments of principal and interest on the Stripped Agency Securities and other relevant matters about the Stripped Agency Securities.

MORTGAGE SECURITIES

         The Mortgage Securities will represent beneficial interests in loans of the type that would otherwise be eligible to be mortgage loans, unsecured home improvement loans, contract or Agency Securities, or collateralized obligations secured by mortgage loans, unsecured home improvement loans, contract or Agency Securities. The Mortgage Securities will have been

         (1) issued by an entity other than the depositor or its affiliates;

         (2) acquired in bona fide secondary market transactions from persons other than the issuer of the Mortgage Securities or its affiliates; and

         (3) (a) offered and distributed to the public pursuant to an effective registration statement or (b) purchased in a transaction not involving any public offering from a person who is not an affiliate of the issuer of those securities at the time of sale (nor an affiliate of the issuer at any time during the preceding three months); provided a period of two years elapsed since the later of the date the securities were acquired from the issuer.

         Alternatively, if the Mortgage Securities were acquired from their issuer or its affiliates, or were issued by the depositor or any of its affiliates, then the Mortgage Securities will be registered under the Securities Act of 1933, as amended, at the same time as the securities.

         Although individual Underlying Loans may be insured or guaranteed by the United States or an agency or instrumentality of the United States, they need not be, and Mortgage Securities themselves will not be so insured or guaranteed. Except as otherwise set forth in the prospectus supplement, Mortgage Securities will generally be similar to Notes or Certificates, as applicable, offered under this prospectus.

         The prospectus supplement for the Notes or Certificates, as applicable, of each series evidencing interests in a trust fund including Mortgage Securities will include a description of the Mortgage Securities and any related credit enhancement, and the related mortgage loans, unsecured home improvement loans, contracts, or Agency Securities will be described together with any other mortgage loans or Agency Securities included in the trust fund of that series. As used in this prospectus, the terms "mortgage loans," unsecured home improvement loans, contracts, include the mortgage loans, unsecured home improvement loans, contracts, as applicable, underlying the Mortgage Securities in your trust fund. References in this prospectus to advances to be made and other actions to be taken by the master servicer in connection with the Assets may include any advances made and other actions taken pursuant to the terms of the applicable Mortgage Securities.

FHA LOANS AND VA LOANS

         FHA loans will be insured by the FHA as authorized under the Housing Act, and the United States Housing Act of 1937, as amended. One- to four-family FHA loans will be insured under various FHA programs including the standard FHA 203-b programs to finance the acquisition of one- to four-family housing units and the FHA 245 graduated payment mortgage program. The FHA loans generally require a minimum down payment of approximately 5% of the original principal amount of the FHA loan. No FHA loan may have an interest rate or original principal balance exceeding the applicable FHA limits at the time of origination of that FHA loan.

         Mortgage loans, unsecured home improvement loans, contracts, that are FHA loans are insured by the FHA (as described in the prospectus supplement, up to an amount equal to 90% of the sum of the unpaid principal of the FHA loan, a portion of the unpaid interest and other liquidation costs) pursuant to Title I of the Housing Act.

         There are two primary FHA insurance programs that are available for multifamily loans. Sections 221(d)(3) and (d)(4) of the Housing Act allow HUD to insure multifamily loans that are secured by newly constructed and substantially rehabilitated multifamily rental projects. Section 244 of the Housing Act provides for co-insurance of those loans made under Sections 221(d)(3) and
(d)(4) by HUD/FHA and a HUD-approved co-insurer. Generally the term of this type of multifamily loan may be up to 40 years and the ratio of the loan amount to property replacement cost can be up to 90%.

         Section 223(f) of the Housing Act allows HUD to insure multifamily loans made for the purchase or refinancing of existing apartment projects that are at least three years old. Section 244 also provides for co-insurance of mortgage loans made under Section 223(f). Under Section 223(f), the loan proceeds cannot be used for substantial rehabilitation work, but repairs may be made for up to, in general, the greater of 15% of the value of the project and a dollar amount per apartment unit established from time to time by HUD. In general the loan term may not exceed 35 years and a loan-to-value ratio refinancing of a project.

         VA loans will be partially guaranteed by the VA under the Servicemen's Readjustment Act of 1944, as amended (the "Servicemen's Readjustment Act"). The Servicemen's Readjustment Act permits a veteran (or in some instances the spouse of a veteran) to obtain a mortgage loan guarantee by the VA covering mortgage financing of the purchase of a one- to four-family dwelling unit at interest rates permitted by the VA. The program has no mortgage loan limits, requires no down payment from the purchasers and permits the guarantee of mortgage loans of up to 30 years' duration. However, no VA loan will have an original principal amount greater than five times the partial VA guarantee for that VA loan. The maximum guarantee that may be issued by the VA under this program will be set forth in the prospectus supplement.

PRE-FUNDING ACCOUNTS

         To the extent provided in a prospectus supplement, a portion of the proceeds of the issuance of Notes or Certificates, as applicable, may be deposited into an account maintained with the trustee (a "Pre-Funding Account"). In that case, the depositor will be obligated to sell at a predetermined price -- and the trust fund for the related series of Notes or Certificates, as applicable, will be obligated to purchase -- additional Assets (the "Subsequent Assets") from time to time, and as frequently as daily, within the period (not to exceed three months) specified in the prospectus supplement (the "Pre-Funding Period") after the issuance of the Notes or Certificates, as applicable, having a total principal balance approximately equal to the amount on deposit in the Pre-Funding Account (the "Pre-Funded Amount") for that series on the date of its issuance. The Pre-Funded Amount for a series will be specified in the prospectus supplement, and will not in any case exceed 50% of the total initial Security Balance of the related Notes or Certificates, as applicable. Any Subsequent Assets will be required to satisfy specific eligibility criteria more fully set forth in the prospectus supplement, which criteria will be consistent with the eligibility criteria of the Assets initially included in the trust fund, subject to those exceptions that are expressly stated in the prospectus supplement. In addition, specific conditions must be satisfied before the Subsequent Assets are transferred into the trust fund, for example, the delivery to the rating agencies and to the trustee of any required opinions of counsel. See "ERISA Considerations --Pre-Funding Accounts" for additional information regarding Pre-Funding Accounts.

         Except as set forth in the following sentence, the Pre-Funded Amount will be used only to purchase Subsequent Assets. Any portion of the Pre-Funded Amount remaining in the Pre-Funding Account at the end of the Pre-Funding Period will be used to prepay one or more classes of Notes or Certificates, as applicable, in the amounts and in the manner specified in the prospectus supplement. In addition, if specified in the prospectus supplement, the depositor may be required to deposit cash into an account maintained by the trustee (the "Capitalized Interest Account") for the purpose of assuring the availability of funds to pay interest on the Notes or Certificates, as applicable, during the Pre-Funding Period. Any amount remaining in the Capitalized Interest Account at the end of the Pre-Funding Period will be remitted as specified in the prospectus supplement.

         Amounts deposited in the Pre-Funding and Capitalized Interest Accounts will be permitted to be invested, pending application, only in eligible investments authorized by each applicable rating agency.

ACCOUNTS

         Each trust fund will include one or more accounts, established and maintained on behalf of the securityholders into which the person or persons designated in the prospectus supplement will, to the extent described in this prospectus and in the prospectus supplement deposit all payments and collections received or advanced with respect to the Assets and other assets in the trust fund. This type of account may be maintained as an interest bearing or a non-interest bearing account, and funds held in that account may be held as cash or invested in some short-term, investment grade obligations, in each case as described in the prospectus supplement. See "Description of the Agreements--Material Terms of the Pooling and Servicing Agreements and Underlying Servicing Agreements--Collection Account and Related Accounts."

CREDIT SUPPORT

         If so provided in the prospectus supplement, partial or full protection against some defaults and losses on the Assets in the related trust fund may be provided to one or more classes of Notes or Certificates, as applicable, in the related series in the form of subordination of one or more other classes of Notes or Certificates, as applicable, in that series or by one or more other types of credit support, for example, a letter of credit, insurance policy, guarantee, reserve fund or another type of credit support, or a combination of these (any of these types of coverage for the Notes or Certificates, as applicable, of any series, is referred to generally as "credit support"). The amount and types of coverage, the identification of the entity providing the coverage (if applicable) and related information for each type of credit support, if any, will be described in the prospectus supplement for a series of Notes or Certificates, as applicable. See "Description of Credit Support."

CASH FLOW AGREEMENTS

         If so provided in the prospectus supplement, the trust fund may include guaranteed investment contracts pursuant to which moneys held in the funds and accounts established for the related series will be invested at a specified rate. The trust fund may also include other agreements, for example, interest rate swap agreements, interest rate cap or floor agreements, currency swap agreements or similar agreements provided to reduce the effects of interest rate or currency exchange rate fluctuations on the Assets or on one or more classes of Notes or Certificates, as applicable. (Currency swap agreements might be included in the trust fund if some or all of the Assets were denominated in a non-United States currency.) The principal terms of any related guaranteed investment contract or other agreement (any of these types of agreement, a "Cash Flow Agreement"), including provisions relating to the timing, manner and amount of payments under these documents and provisions relating to the termination of these documents, will be described in the prospectus supplement for the related series. In addition, the prospectus supplement will provide information with respect to the borrower under any Cash Flow Agreement.

                                 USE OF PROCEEDS

         The net proceeds to be received from the sale of the Notes or Certificates, as applicable, will be applied by the depositor to the purchase of Assets, or the repayment of the financing incurred in that purchase, and to pay for some of the expenses incurred in connection with that purchase of Assets and sale of Notes or Certificates, as applicable. The depositor expects to sell the Notes or Certificates, as applicable, from time to time, but the timing and amount of offerings of Notes or Certificates, as applicable, will depend on a number of factors, including the volume of Assets acquired by the depositor, prevailing interest rates, availability of funds and general market conditions.

                              YIELD CONSIDERATIONS

GENERAL

         The yield on any Offered Security will depend on the price paid by the securityholder, the interest Rate of the Security, the receipt and timing of receipt of distributions on the Security and the weighted average life of the Assets in the related trust fund (which may be affected by prepayments, defaults, liquidations or repurchases).

INTEREST RATE

         Notes or Certificates, as applicable, of any class within a series may have fixed, variable or adjustable Interest Rates, which may or may not be based upon the interest rates borne by the Assets in the related trust fund. The prospectus supplement for any series will specify the Interest Rate for each class of Notes or Certificates, as applicable, or, in the case of a variable or adjustable Interest Rate, the method of determining the Interest Rate; the effect, if any, of the prepayment of any Asset on the Interest Rate of one or more classes of Notes or Certificates, as applicable; and whether the distributions of interest on the Notes or Certificates, as applicable, of any class will be dependent, in whole or in part, on the performance of any borrower under a Cash Flow Agreement.

         If specified in the prospectus supplement, the effective yield to maturity to each holder of Notes or Certificates, as applicable, entitled to payments of interest will be below that otherwise produced by the applicable Interest Rate and purchase price of that Security because, while interest may accrue on each Asset during a period (each, an "Accrual Period"), the distribution of that interest will be made on a day that may be several days, weeks or months following the period of accrual.

TIMING OF PAYMENT OF INTEREST

         Each payment of interest on the Notes or Certificates, as applicable, entitled to distributions of interest (or addition to the Security Balance of a class of Accrual Securities) will be made by or on behalf of the trustee each month on the date specified in the related prospectus supplement (each date, a "Distribution Date"), and will include interest accrued during the Accrual Period for that Distribution Date. As indicated above under "--Interest Rate," if the Accrual Period ends on a date other than the day before a Distribution Date for the related series, the yield realized by the holders of those Notes or Certificates, as applicable, may be lower than the yield that would result if the Accrual Period ended on the day before the Distribution Date.

PAYMENTS OF PRINCIPAL; PREPAYMENTS

         The yield to maturity on the Notes or Certificates, as applicable, will be affected by the rate of principal payments on the Assets (or, in the case of Mortgage Securities and Agency Securities, the underlying assets related to the Mortgage Securities and Agency Securities), including principal prepayments resulting from both voluntary prepayments by the borrowers and involuntary liquidations. The rate at which principal prepayments occur will be affected by a variety of factors, including the terms of the Assets (or, in the case of Mortgage Securities and Agency Securities, the underlying assets related to the Mortgage Securities and Agency Securities), the level of prevailing interest rates, the availability of mortgage credit and economic, demographic, geographic, tax, legal and other factors.

         In general, however, if prevailing interest rates fall significantly below the interest rates on the Assets in a particular trust fund (or, in the case of Mortgage Securities and Agency Securities, the underlying assets related to the Mortgage Securities and Agency Securities), those assets are likely to be the subject of higher principal prepayments than if prevailing rates remain at or above the rates borne by those assets. However, you should note that some Assets (or, in the case of Mortgage Securities and Agency Securities, the underlying assets related to the Mortgage Securities and Agency Securities) may consist of loans with different interest rates. The rate of principal payment on Mortgage Securities will also be affected by the allocation of principal payments on the underlying assets among the Mortgage Securities or Agency Securities and other Mortgage Securities or Agency Securities of the same series. The rate of principal payments on the Assets in the related trust fund (or, in the case of Mortgage Securities and Agency Securities, the underlying assets related to the Mortgage Securities and Agency Securities) is likely to be affected by the existence of any Lock-out Periods and Prepayment Premium provisions of the mortgage loans underlying or comprising those Assets, and by the extent to which the servicer of any of these mortgage loans is able to enforce these provisions. Mortgage loans with a Lock-out Period or a Prepayment Premium provision, to the extent enforceable, generally would be expected to experience a lower rate of principal prepayments than otherwise identical mortgage loans without those provisions, with shorter Lock-out Periods or with lower Prepayment Premiums.

         Because of the depreciating nature of manufactured housing, which limits the possibilities for refinancing, and because the terms and principal amounts of manufactured housing contracts are generally shorter and smaller than the terms and principal amounts of mortgage loans secured by site-built homes, changes in interest rates have a correspondingly small effect on the amount of the monthly payments on mortgage loans secured by site-built homes. Consequently, changes in interest rates may play a smaller role in prepayment behavior of manufactured housing contracts than they do in the prepayment behavior of loans secured by mortgage on site-built homes. Conversely, local economic conditions and some of the other factors mentioned above may play a larger role in the prepayment behavior of manufactured housing contracts than they do in the prepayment behavior of loans secured by mortgages on site-built homes.

         If the purchaser of a Security offered at a discount calculates its anticipated yield to maturity based on an assumed rate of distributions of principal that is faster than that actually experienced on the Assets (or, in the case of Mortgage Securities and Agency Securities, the underlying assets related to the Mortgage Securities and Agency Securities), the actual yield to maturity will be lower than that so calculated. Conversely, if the purchaser of a Security offered at a premium calculates its anticipated yield to maturity based on an assumed rate of distributions of principal that is slower than that actually experienced on the Assets (or, in the case of Mortgage Securities and Agency Securities, the underlying assets related to the Mortgage Securities and Agency Securities), the actual yield to maturity will be lower than that so calculated. In either case, if so provided in the prospectus supplement for a series of Notes or Certificates, as applicable, the effect on yield on one or more classes of the Notes or Certificates, as applicable, of that series of prepayments of the Assets in the related trust fund may be mitigated or exacerbated by any provisions for sequential or selective distribution of principal to those classes.

         When a full prepayment is made on a mortgage loan or a contract, the borrower is charged interest on the principal amount of the mortgage loan or a contract so prepaid for the number of days in the month actually elapsed up to the date of the prepayment or some other period specified in the prospectus supplement. Generally, the effect of prepayments in full will be to reduce the amount of interest paid in the following month to holders of Notes or Certificates, as applicable, entitled to payments of interest because interest on the principal amount of any mortgage loan or a contract so prepaid will be paid only to the date of prepayment rather than for a full month. A partial prepayment of principal is applied so as to reduce the outstanding principal balance of the related mortgage loan or a contract as of its due date in the month in which the partial prepayment is received or some other date as is specified in the prospectus supplement.

         The timing of changes in the rate of principal payments on the Assets (or, in the case of Mortgage Securities and Agency Securities, the underlying assets related to the Mortgage Securities and Agency Securities) may significantly affect an investor's actual yield to maturity, even if the average rate of distributions of principal is consistent with an investor's expectation. In general, the earlier a principal payment is received on the mortgage loans and distributed on a Security, the greater the effect on that investor's yield to maturity. The effect on an investor's yield of principal payments occurring at a rate higher (or lower) than the rate anticipated by the investor during a particular period may not be offset by a similar decrease (or increase) in the rate of principal payments at a later time.

         The securityholder will bear the risk of not being able to reinvest principal received from a Security at a yield at least equal to the yield on that Security.

         PREPAYMENTS -- MATURITY AND WEIGHTED AVERAGE LIFE

         The rates at which principal payments are received on the Assets included in or comprising a trust fund and the rate at which payments are made from any credit support or Cash Flow Agreement for the related series of Notes or Certificates, as applicable, may affect the ultimate maturity and the weighted average life of each class of that series. Prepayments on the mortgage loans or contracts comprising or underlying the Assets in a particular trust fund will generally accelerate the rate at which principal is paid on some or all of the classes of the Notes or Certificates, as applicable, of the related series.

         If so provided in the prospectus supplement for a series of Notes or Certificates, as applicable, one or more classes of Notes or Certificates, as applicable, may have a final scheduled Distribution Date, which is the date on or before which the Security Balance of the class of Notes or Certificates, as applicable, is scheduled to be reduced to zero, calculated on the basis of the assumptions applicable to that series. Weighted average life refers to the average amount of time that will elapse from the date of issue of a security until each dollar of principal of that security will be repaid to the investor. The weighted average life of a class of Notes or Certificates, as applicable, of a series will be influenced by the rate at which principal on the Assets is paid to that class, which may be in the form of scheduled amortization or prepayments (for this purpose, the term "prepayment" includes prepayments, in whole or in part, and liquidations due to default).

         In addition, the weighted average life of the Notes or Certificates, as applicable, may be affected by the varying maturities of the Assets in a trust fund. If any Assets in a particular trust fund have actual terms to maturity less than those assumed in calculating final scheduled Distribution Dates for the classes of Notes or Certificates, as applicable, of the related series, one or more classes of these Notes or Certificates, as applicable, may be fully paid before their respective final scheduled Distribution Dates, even in the absence of prepayments. Accordingly, the prepayment experience of the Assets will, to some extent, be a function of the mix of mortgage rates or contract rates and maturities of the mortgage loans or contracts comprising or underlying those Assets. See "Description of the Trust Funds."

         Prepayments on loans are also commonly measured relative to a prepayment standard or model, such as the Constant Prepayment Rate ("CPR") prepayment model or the Standard Prepayment Assumption ("SPA") prepayment model. CPR represents a constant assumed rate of prepayment each month relative to the then outstanding principal balance of a pool of loans for the life of those loans. SPA represents an assumed rate of prepayment each month relative to the then outstanding principal balance of a pool of loans. A prepayment assumption of 100% of SPA assumes prepayment rates of 0.2% per annum of the then outstanding principal balance of those loans in the first month of the life of the loans and an additional 0.2% per annum in each month thereafter until the thirtieth month. Starting in the thirtieth month and in each month thereafter during the life of the loans, 100% of SPA assumes a constant prepayment rate of 6% per annum each month.

         Neither CPR nor SPA nor any other prepayment model or assumption purports to be a historical description of prepayment experience or a prediction of the anticipated rate of prepayment of any pool of loans, including the mortgage loans or contracts underlying or comprising the Assets.

         The prospectus supplement for each series of Notes or Certificates, as applicable, may contain tables, if applicable, setting forth the projected weighted average life of each class of Offered Notes or Offered Certificates, as applicable, of that series and the percentage of the initial Security Balance of each class that would be outstanding on specified Distribution Dates based on the assumptions stated in the prospectus supplement, including assumptions that prepayments on the mortgage loans comprising or underlying the related Assets are made at rates corresponding to various percentages of CPR, SPA or some other standard specified in the prospectus supplement. These tables and assumptions are intended to illustrate the sensitivity of the weighted average life of the Notes or Certificates, as applicable, to various prepayment rates and will not be intended to predict or to provide information that will enable investors to predict the actual weighted average life of the Notes or Certificates, as applicable. It is unlikely that prepayment of any mortgage loans or contracts comprising or underlying the Assets for any series will conform to any particular level of CPR, SPA or any other rate specified in the prospectus supplement.

OTHER FACTORS AFFECTING WEIGHTED AVERAGE LIFE

         TYPE OF ASSET

         If specified in the prospectus supplement, a number of mortgage loans may have balloon payments due at maturity (which, based on the amortization schedule of those mortgage loans, may be a substantial amount), and because the ability of a borrower to make a balloon payment typically will depend on its ability either to refinance the loan or to sell the related Mortgaged Property, there is a risk that a number of Balloon Payment Assets may default at maturity. The ability to obtain refinancing will depend on a number of factors prevailing at the time refinancing or sale is required, including real estate values, the borrower's financial situation, prevailing mortgage loan interest rates, the borrower's equity in the related Mortgaged Property, tax laws and prevailing general economic conditions. Neither the depositor, the servicer, the master servicer, nor any of their affiliates will be obligated to refinance or repurchase any mortgage loan or to sell the Mortgaged Property except to the extent provided in the prospectus supplement. In the case of defaults, recovery of proceeds may be delayed by, among other things, bankruptcy of the borrower or adverse conditions in the market where the property is located. To minimize losses on defaulted mortgage loans, the servicer may modify mortgage loans that are in default or as to which a payment default is reasonably foreseeable. Any defaulted balloon payment or modification that extends the maturity of a mortgage loan will tend to extend the weighted average life of the Notes or Certificates, as applicable, and may thus lengthen the period of time elapsed from the date of issuance of a Security until it is retired.

         For some mortgage loans, including ARM Loans, the mortgage rate at origination may be below the rate that would result if the index and margin relating to the mortgage loan were applied at origination. For some contracts, the contract rate may be stepped up during its terms or may otherwise vary or be adjusted. Under the applicable underwriting standards, the borrower under each mortgage loan or contract generally will be qualified on the basis of the mortgage rate or contract rate or contract rate in effect at origination. The repayment of any of these mortgage loans or contracts may therefore be dependent on the ability of the borrower to make larger level monthly payments following the adjustment of the mortgage rate or contract rate. In addition, some mortgage loans may be subject to temporary buydown plans ("Buydown Mortgage Loans") pursuant to which the monthly payments made by the borrower during the early years of the mortgage loan will be less than the scheduled monthly payments on the mortgage loan (the "Buydown Period"). The periodic increase in the amount paid by the borrower of a Buydown Mortgage Loan during or at the end of the applicable Buydown Period may create a greater financial burden for the borrower, who might not have otherwise qualified for a mortgage, and may accordingly increase the risk of default for the related mortgage loan.

         The mortgage rates on some ARM Loans subject to negative amortization generally adjust monthly and their amortization schedules adjust less frequently. During a period of rising interest rates as well as immediately after origination (initial mortgage rates are generally lower than the sum of the applicable index at origination and the related margin over that index at which interest accrues), the amount of interest accruing on the principal balance of those mortgage loans may exceed the amount of the minimum scheduled monthly payment on the mortgage loans. As a result, a portion of the accrued interest on negatively amortizing mortgage loans may be added to the principal balance of those mortgage loans and will bear interest at the applicable mortgage rate. The addition of any deferred interest to the principal balance of any related class or classes of Notes or Certificates, as applicable, will lengthen the weighted average life of those Notes or Certificates, as applicable, and may adversely affect yield to holders of those Notes or Certificates, as applicable, depending on the price at which those Notes or Certificates, as applicable, were purchased. In addition, for some ARM Loans subject to negative amortization, during a period of declining interest rates, it might be expected that each minimum scheduled monthly payment on this type of mortgage loan would exceed the amount of scheduled principal and accrued interest on the principal balance of that mortgage loan, and since that excess will be applied to reduce the principal balance of the related class or classes of Notes or Certificates, as applicable, the weighted average life of those Notes or Certificates, as applicable, will be reduced and may adversely affect yield to holders of those Notes or Certificates, as applicable, depending on the price at which those Notes or Certificates, as applicable, were purchased.

         As may be described in the prospectus supplement, the related Agreement may provide that all or a portion of the principal collected on or with respect to the related mortgage loans may be applied by the related trustee to the acquisition of additional Revolving Credit Line Loans during a specified period (rather than used to fund payments of principal to securityholders during that period) with the result that the related Notes or Certificates, as applicable, possess an interest-only period, also commonly referred to as a revolving period, which will be followed by an amortization period. Any of these interest-only or revolving periods may, upon the occurrence of particular events to be described in the prospectus supplement, terminate before the end of the specified period and result in the earlier than expected amortization of the related Notes or Certificates, as applicable.

         In addition, and as may be described in the prospectus supplement, the related Agreement may provide that all or some of this collected principal may be retained by the trustee (and held in specific temporary investments, including mortgage loans) for a specified period before being used to fund payments of principal to securityholders.

         The result of the retention and temporary investment by the trustee of this principal would be to slow the amortization rate of the related Notes or Certificates, as applicable, relative to the amortization rate of the related mortgage loans, or to attempt to match the amortization rate of the related Notes or Certificates, as applicable, to an amortization schedule established at the time the Notes or Certificates, as applicable, are issued. Any similar feature applicable to any Notes or Certificates, as applicable, may end on the occurrence of events to be described in the prospectus supplement, resulting in the current funding of principal payments to the related securityholders and an acceleration of the amortization of these Notes or Certificates, as applicable.

         TERMINATION

         If specified in the prospectus supplement, a series of Notes or Certificates, as applicable, may be subject to optional early termination through the repurchase of the Assets in the related trust fund by the party specified in the prospectus supplement, on any date on which the total Security Balance of the Notes or Certificates, as applicable, of that series declines to a percentage specified in the prospectus supplement (generally not to exceed 10%) of the Initial Security Balance, under the circumstances and in the manner set forth therein. In addition, if so provided in the prospectus supplement, some classes of Notes or Certificates, as applicable, may be purchased or redeemed in the manner set forth therein. See "Description of the Securities --Termination."

         DEFAULTS

         The rate of defaults on the Assets will also affect the rate, timing and amount of principal payments on the Assets and thus the yield on the Notes or Certificates, as applicable. In general, defaults on mortgage loans or contracts are expected to occur with greater frequency in their early years. The rate of default on mortgage loans that are refinance or limited documentation mortgage loans, and on mortgage loans with high Loan-to-Value Ratios, may be higher than for other types of mortgage loans. Furthermore, the rate and timing of prepayments, defaults and liquidations on the mortgage loans or contracts will be affected by the general economic condition of the region of the country in which the related Mortgaged Properties or manufactured homes are located. The risk of delinquencies and loss is greater and prepayments are less likely in regions where a weak or deteriorating economy exists, as may be evidenced by, among other factors, increasing unemployment or falling property values.

         FORECLOSURES

         The number of foreclosures or repossessions and the principal amount of the mortgage loans or contracts comprising or underlying the Assets that are foreclosed or repossessed in relation to the number and principal amount of mortgage loans or contracts that are repaid in accordance with their terms will affect the weighted average life of the mortgage loans or contracts comprising or underlying the Assets and that of the related series of Notes or Certificates, as applicable.

         REFINANCING

         At the request of a borrower, the servicer may allow the refinancing of a mortgage loan or contract in any trust fund by accepting prepayments on the mortgage loan and permitting a new loan secured by a mortgage on the same property. In the event of that refinancing, the new loan would not be included in the related trust fund and, therefore, that refinancing would have the same effect as a prepayment in full of the related mortgage loan or contract. A servicer may, from time to time, implement programs designed to encourage refinancing. These programs may include modifications of existing loans, general or targeted solicitations, the offering of pre-approved applications, reduced origination fees or closing costs, or other financial incentives. In addition, servicers may encourage the refinancing of mortgage loans or contracts, including defaulted mortgage loans or contracts, that would permit creditworthy borrowers to assume the outstanding indebtedness of those mortgage loans or contracts.

         DUE-ON-SALE CLAUSES

         Acceleration of mortgage payments as a result of transfers of underlying Mortgaged Property is another factor affecting prepayment rates that may not be reflected in the prepayment standards or models used in the relevant prospectus supplement. A number of the mortgage loans comprising or underlying the Assets, other than FHA loans and VA loans, may include "due-on-sale clauses" that allow the holder of the mortgage loans to demand payment in full of the remaining principal balance of the mortgage loans upon sale, transfer or conveyance of the related Mortgaged Property.

         For any mortgage loans, except as set forth in the prospectus supplement, the servicer will generally enforce any due-on-sale clause to the extent it has knowledge of the conveyance or proposed conveyance of the underlying Mortgaged Property and it is entitled to do so under applicable law; provided, however, that the servicer will not take any action in relation to the enforcement of any due-on-sale provision that would adversely affect or jeopardize coverage under any applicable insurance policy. See "Certain Legal Aspects of Mortgage Loans--Due-on-Sale Clauses" and "Description of the Agreements--Material Terms of the Pooling and Servicing Agreements" and "Underlying Servicing Agreements--Due-on-Sale Provisions."

         The contracts, in general, prohibit the sale or transfer of the related manufactured homes without the consent of the servicer and permit the acceleration of the maturity of the contracts by the servicer upon any sale or transfer that is not consented to. It is expected that the servicer will permit most transfers of manufactured homes and not accelerate the maturity of the related contracts. In some cases, the transfer may be made by a delinquent borrower to avoid a repossession of the manufactured home. In the case of a transfer of a manufactured home after which the servicer desires to accelerate the maturity of related contract, the servicer's ability to do so will depend on the enforceability under state law of the due-on-sale clause.

                                  THE DEPOSITOR

         Deutsche Alt-A Securities, Inc., the depositor, is a special purpose corporation incorporated in the State of Delaware on August 29, 2002. The principal executive offices of the depositor are located at 60 Wall Street, New York, New York 10005. Its telephone number is (212) 250-5000. The depositor does not have, nor is it expected in the future to have, any significant assets.

         The limited purposes of the depositor are, in general, to acquire, own and sell mortgage loans and financial assets; to issue, acquire, own, hold and sell securities and notes secured by or representing ownership interests in mortgage loans and other financial assets, collections on the mortgage loans and related assets; and to engage in any acts that are incidental to, or necessary, suitable or convenient to accomplish, these purposes.

         All of the shares of capital stock of the depositor are held by DB Structured Products, Inc., a Delaware corporation.

                          DESCRIPTION OF THE SECURITIES

GENERAL

         The Asset-backed certificates (the "Certificates") of each series (including any class of Certificates not offered by this prospectus) will represent the entire beneficial ownership interest in the trust fund created pursuant to the related Agreement. The Asset-backed notes (the "Notes," and together with the Certificates, the "Securities"), will represent indebtedness of the related trust fund and will be issued and secured pursuant to an indenture. Each series of Notes or Certificates, as applicable, will consist of one or more classes of Notes or Certificates, as applicable, that may:

         o provide for the accrual of interest on the series of Notes or Certificates, as applicable, based on fixed, variable or adjustable rates;

         o be senior ("Senior Notes" or "Senior Certificates," and collectively, "Senior Securities") or subordinate ("Subordinate Notes" or "Subordinate Certificates," and collectively, "Subordinate Securities") to one or more other classes of Notes or Certificates, as applicable, in respect of distributions on the Notes or Certificates, as applicable;

         o be entitled either to (A) principal distributions, with disproportionately low, nominal or no interest distributions or (B) interest distributions, with disproportionately low, nominal or no principal distributions (collectively, "Strip Securities");

         o provide for distributions of accrued interest on the series of Notes or Certificates, as applicable, which begin only following the occurrence of specific events, that as the retirement of one or more other classes of Notes or Certificates, as applicable, of that series (collectively, "Accrual Securities");

         o provide for payments of principal as described in the prospectus supplement, from all or only a portion of the Assets in that trust fund, to the extent of available funds, in each case as described in the prospectus supplement; and/or

         o provide for distributions based on a combination of two or more components of the Notes or Certificates, as applicable, with one or more of the characteristics described in this paragraph including a Strip Security component.

         If specified in the prospectus supplement, distributions on one or more classes of a series of Notes or Certificates, as applicable, may be limited to collections from a designated portion of the Assets in the related trust fund (each portion of the Assets, an "Asset Group"). Any of these classes may include classes of Offered Notes or Offered Certificates, as applicable.

         Each class of Notes or Certificates, as applicable, offered by this prospectus and the related prospectus supplement (the "Offered Notes" and the "Offered Certificates," respectively, and together, the "Offered Securities") will be issued in minimum denominations corresponding to the Security Balances or, in the case of some classes of Strip Securities, notional amounts or percentage interests specified in the prospectus supplement. The transfer of any Offered Notes or Offered Certificates, as applicable, may be registered and those Notes or Certificates, as applicable, may be exchanged without the payment of any service charge payable in connection with that registration of transfer or exchange, but the depositor or the trustee or any agent of the depositor or the trustee may require payment of a sum sufficient to cover any tax or other governmental charge. One or more classes of Notes or Certificates, as applicable, of a series may be issued in fully registered, certificated form ("Definitive Notes" or "Definitive Certificates," and collectively, "Definitive Securities") or in book-entry form ("Book-Entry Notes" or "Book-Entry Certificates," and collectively, "Book-Entry Securities"), as provided in the prospectus supplement. See "Description of the Securities--Book-Entry Registration and Definitive Securities."--Definitive Notes or Definitive Certificates, as applicable, will be exchangeable for other Notes or Certificates, as applicable, of the same class and series of a similar total Security Balance, notional amount or percentage interest but of different authorized denominations.

DISTRIBUTIONS

         Distributions on the Notes or Certificates, as applicable, of each series will be made by or on behalf of the trustee on each Distribution Date as specified in the prospectus supplement from the Available Distribution Amount for that series and that Distribution Date. Distributions (other than the final distribution) will be made to the persons in whose names the Notes or Certificates, as applicable, are registered at the close of business on, unless a different date is specified in the prospectus supplement, the last business day of the month preceding the month in which the Distribution Date occurs (the "Record Date"), and the amount of each distribution will be determined as of the close of business on the date specified in the prospectus supplement (the "Determination Date"). All distributions for each class of Notes or Certificates, as applicable, on each Distribution Date will be allocated pro rata among the outstanding securityholders in that class or by random selection or as described in the prospectus supplement. Payments will be made either by wire transfer in immediately available funds to the account of a securityholder at a bank or other entity having appropriate facilities for these payments, if that securityholder has so notified the trustee or other person required to make those payments no later than the date specified in the prospectus supplement (and, if so provided in the prospectus supplement, holds Notes or Certificates, as applicable, in the requisite amount specified in the prospectus supplement), or by check mailed to the address of the person entitled to the payment as it appears on the Security Register; provided, however, that the final distribution in retirement of the Notes or Certificates, as applicable, will be made only upon presentation and surrender of the Notes or Certificates, as applicable, at the location specified in the notice to securityholders of that final distribution.

AVAILABLE DISTRIBUTION AMOUNT

         All distributions on the Notes or Certificates, as applicable, of each series on each Distribution Date will be made from the Available Distribution Amount described below, subject to the terms described in the prospectus supplement. Generally, the "Available Distribution Amount" for each Distribution Date equals the sum of the following amounts:

                  (1) the total amount of all cash on deposit in the related Collection Account as of the corresponding Determination Date, exclusive, unless otherwise specified in the prospectus supplement, of:

                           (a) all scheduled payments of principal and interest
                  collected but due on a date after the related Due Period (unless a different period is specified in the prospectus supplement, a "Due Period" for any Distribution Date will begin on the second day of the month in which the immediately preceding Distribution Date occurs, or the Cut-off Date in the case of the first Due Period, and will end on the first day of the month of the related Distribution Date),

                           (b) all prepayments, together with related payments
                  of the interest thereon and related Prepayment Premiums, all proceeds of any FHA insurance, VA Guaranty Policy or insurance policies to be maintained for each Asset (to the extent that proceeds are not applied to the restoration of the Asset or released in accordance with the normal servicing procedures of a servicer, subject to the terms and conditions applicable to the related Asset) (collectively, "Insurance Proceeds"), all other amounts received and retained in connection with the liquidation of Assets in default in the trust fund ("Liquidation Proceeds"), and other unscheduled recoveries received after the related Due Period, or other period specified in the prospectus supplement,

                           (c) all amounts in the Collection Account that are
                  due or reimbursable to the depositor, the trustee, an Asset Seller, a servicer, the master servicer or any other entity as specified in the prospectus supplement or that are payable in respect of particular expenses of the related trust fund, and

                           (d) all amounts received for a repurchase of an Asset
                  from the trust fund for defective documentation or a breach of representation or warranty received after the related Due Period, or other period specified in the prospectus supplement;

                  (2) if the prospectus supplement so provides, interest or investment income on amounts on deposit in the Collection Account, including any net amounts paid under any Cash Flow Agreements;

                  (3) all advances made by a servicer or the master servicer or any other entity as specified in the prospectus supplement for that Distribution Date;

                  (4) if and to the extent the prospectus supplement so provides, amounts paid by a servicer or any other entity as specified in the prospectus supplement with respect to interest shortfalls resulting from prepayments during the related Prepayment Period; and

                  (5) to the extent not on deposit in the related Collection Account as of the corresponding Determination Date, any amounts collected under, from or in respect of any credit support for that Distribution Date.

         As described below, unless otherwise specified in the prospectus supplement, the entire Available Distribution Amount will be distributed among the related Notes or Certificates, as applicable, (including any Notes or Certificates, as applicable, not offered by this prospectus) on each Distribution Date, and accordingly will be released from the trust fund and will not be available for any future distributions.

         The prospectus supplement for a series of Notes or Certificates, as applicable, will describe any variation in the calculation or distribution of the Available Distribution Amount for that series.

DISTRIBUTIONS OF INTEREST ON THE SECURITIES

         Each class of Notes or Certificates, as applicable, (other than classes of Strip Securities which have no Interest Rate) may have a different Interest Rate, which will be a fixed, variable or adjustable rate at which interest will accrue on that class or a component of that class (the "Interest Rate" in the case of Certificates). The prospectus supplement will specify the Interest Rate for each class or component or, in the case of a variable or adjustable Interest Rate, the method for determining the Interest Rate. Interest on the Notes or Certificates, as applicable, will be calculated on the basis of a 360-day year consisting of twelve 30-day months unless the prospectus supplement specifies a different basis.

         Distributions of interest on the Notes or Certificates, as applicable, of any class will be made on each Distribution Date (other than any class of Accrual Securities, which will be entitled to distributions of accrued interest starting only on the Distribution Date, or under the circumstances, specified in the prospectus supplement, and any class of Strip Securities that are not entitled to any distributions of interest) based on the Accrued Security Interest for that class and that Distribution Date, subject to the sufficiency of the portion of the Available Distribution Amount allocable to that class on that Distribution Date. Before any interest is distributed on any class of Accrual Securities, the amount of Accrued Security Interest otherwise distributable on that class will instead be added to the Security Balance of that class on each Distribution Date.

         For each class of Notes or Certificates, as applicable, and each Distribution Date (other than some classes of Strip Securities), "Accrued Security Interest" will be equal to interest accrued during the related Accrual Period on the outstanding Security Balance of the class of Notes or Certificates, as applicable, immediately before the Distribution Date, at the applicable Interest Rate, reduced as described below. Accrued Security Interest on some classes of Strip Securities will be equal to interest accrued during the related Accrual Period on the outstanding notional amount of the Strip Security immediately before each Distribution Date, at the applicable Interest Rate, reduced as described below, or interest accrual in the manner described in the prospectus supplement. The method of determining the notional amount for a particular class of Strip Securities will be described in the prospectus supplement. Reference to notional amount is solely for convenience in some of the calculations and does not represent the right to receive any distributions of principal. Unless otherwise provided in the prospectus supplement, the Accrued Security Interest on a series of Notes or Certificates, as applicable, will be reduced in the event of prepayment interest shortfalls, which are shortfalls in collections of interest for a full accrual period resulting from prepayments before the due date in that accrual period on the mortgage loans or contracts comprising or underlying the Assets in the trust fund for that series. The particular manner in which these shortfalls are to be allocated among some or all of the classes of Notes or Certificates, as applicable, of that series will be specified in the prospectus supplement. The prospectus supplement will also describe the extent to which the amount of Accrued Security Interest that is otherwise distributable on (or, in the case of Accrual Securities, that may otherwise be added to the Security Balance of) a class of Offered Notes or Offered Certificates, as applicable, may be reduced as a result of any other contingencies, including delinquencies, losses and deferred interest on the mortgage loans or contracts comprising or underlying the Assets in the related trust fund. Unless otherwise provided in the prospectus supplement, any reduction in the amount of Accrued Security Interest otherwise distributable on a class of Notes or Certificates, as applicable, by reason of the allocation to that class of a portion of any deferred interest on the mortgage loans or contracts comprising or underlying the Assets in the related trust fund will result in a corresponding increase in the Security Balance of that class. See "Yield Considerations."

DISTRIBUTIONS OF PRINCIPAL OF THE SECURITIES

         The Notes or Certificates, as applicable, of each series, other than some classes of Strip Securities, will have a "Security Balance" which, at any time, will equal the then maximum amount that the holder will be entitled to receive on principal out of the future cash flow on the Assets and other assets included in the related trust fund. The outstanding Security Balance of a Security will be reduced:

         o to the extent of distributions of principal on that Security from time to time and

         o if and to the extent provided in the prospectus supplement, by the amount of losses incurred on the related Assets.

         The outstanding Security Balance of a Security:

         o may be increased in respect of deferred interest on the related mortgage loans, to the extent provided in the prospectus supplement and

         o in the case of Accrual Securities, will be increased by any related Accrued Security Interest up until the Distribution Date on which distributions of interest are required to begin.

         If specified in the prospectus supplement, the initial total Security Balance of all classes of Notes or Certificates, as applicable, of a series will be greater than the outstanding total principal balance of the related Assets as of the applicable Cut-off Date. The initial total Security Balance of a series and each class of the series will be specified in the prospectus supplement. Distributions of principal will be made on each Distribution Date to the class or classes of Notes or Certificates, as applicable, in the amounts and in accordance with the priorities specified in the prospectus supplement. Some classes of Strip Securities with no Security Balance are not entitled to any distributions of principal.

         If specified in the related prospectus supplement, the trust fund may issue notes or certificates, as applicable, from time to time and use proceeds of this issuance to make principal payments with respect to a series.

REVOLVING PERIOD

         The applicable prospectus supplement may provide that all or a portion of the principal collections may be applied by the trustee to the acquisition of subsequent Revolving Credit Line Loans during a specified period rather than used to distribute payments of principal to securityholders during that period. These notes or certificates, as applicable, would then possess an interest only period, also commonly referred to as a "Revolving Period", which will be followed by an "Amortization Period", during which principal will be paid. Any interest only revolving period may terminate prior to the end of the specified period and result in the earlier than expected principal repayment of the notes or certificates, as applicable.

COMPONENTS

         To the extent specified in the prospectus supplement, distribution on a class of Notes or Certificates, as applicable, may be based on a combination of two or more different components as described under "--General" above. To that extent, the descriptions set forth under "Distributions of Interest on the Securities" and "--Distributions of Principal of the Securities" above also relate to components of the component class of Notes or Certificates, as applicable. References in those sections to Security Balance may refer to the principal balance, if any, of these components and reference to the Interest Rate may refer to the Interest Rate, if any, on these components.

DISTRIBUTIONS ON THE SECURITIES OF PREPAYMENT PREMIUMS

         If so provided in the prospectus supplement, Prepayment Premiums that are collected on the mortgage loans in the related trust fund will be distributed on each Distribution Date to the class or classes of Notes or Certificates, as applicable, entitled to the distribution as described in the prospectus supplement.

ALLOCATION OF LOSSES AND SHORTFALLS

         If so provided in the prospectus supplement for a series of Notes or Certificates, as applicable, consisting of one or more classes of Subordinate Notes or Subordinate Certificates, as applicable, on any Distribution Date in respect of which losses or shortfalls in collections on the Assets have been incurred, the amount of those losses or shortfalls will be borne first by a class of Subordinate Notes or Subordinate Certificates, as applicable, in the priority and manner and subject to the limitations specified in the prospectus supplement. See "Description of Credit Support" for a description of the types of protection that may be included in a trust fund against losses and shortfalls on Assets comprising that trust fund. The prospectus supplement for a series of Notes or Certificates, as applicable, will describe the entitlement, if any, of a class of Notes or Certificates, as applicable, whose Security Balance has been reduced to zero as a result of distributions or the allocation of losses on the related Assets to recover any losses previously allocated to that class from amounts received on the Assets. However, if the Security Balance of a class of Notes or Certificates, as applicable, has been reduced to zero as the result of principal distributions, the allocation of losses on the Assets, an optional termination or an optional purchase or redemption, that class will no longer be entitled to receive principal distributions from amounts received on the assets of the related trust fund, including distributions in respect of principal losses previously allocated to that class.

ADVANCES IN RESPECT OF DELINQUENCIES

         If so provided in the prospectus supplement, the servicer or another entity described in the prospectus supplement will be required as part of its servicing responsibilities to advance on or before each Distribution Date its own funds or funds held in the related Collection Account that are not included in the Available Distribution Amount for that Distribution Date, in an amount equal to the total of payments of (1) principal (other than any balloon payments) and (2) interest (net of related servicing fees and Retained Interest) that were due on the Assets in that trust fund during the related Due Period and were delinquent on the related Determination Date, subject to a good faith determination that the advances will be reimbursable from Related Proceeds (as defined below). In the case of a series of Notes or Certificates, as applicable, that includes one or more classes of Subordinate Notes or Subordinate Certificates, as applicable, and if so provided in the prospectus supplement, the servicer's (or another entity's) advance obligation may be limited only to the portion of those delinquencies necessary to make the required distributions on one or more classes of Senior Notes or Senior Certificates, as applicable, and/or may be subject to a good faith determination that advances will be reimbursable not only from Related Proceeds but also from collections on other Assets otherwise distributable on one or more classes of those Subordinate Notes or Subordinate Certificates, as applicable. See "Description of Credit Support."

         Advances are intended to maintain a regular flow of scheduled interest and principal payments to holders of the class or classes of Notes or Certificates, as applicable, entitled to the payments, rather than to guarantee or insure against losses. Advances of the servicer's (or another entity's) funds will be reimbursable only out of related recoveries on the Assets (including amounts received under any form of credit support) respecting which those advances were made (as to any Assets, "Related Proceeds") and from any other amounts specified in the prospectus supplement, including out of any amounts otherwise distributable on one or more classes of Subordinate Notes or Subordinate Certificates, as applicable, of that series; provided, however, that any advance will be reimbursable from any amounts in the related Collection Account before any distributions being made on the Notes or Certificates, as applicable, to the extent that the servicer (or some other entity) determines in good faith that that advance (a "Nonrecoverable Advance") is not ultimately recoverable from Related Proceeds or, if applicable, from collections on other Assets otherwise distributable on the Subordinate Notes or Subordinate Certificates, as applicable. If advances have been made by the servicer from excess funds in the related Collection Account, the servicer is required to replace these funds in that Collection Account on any future Distribution Date to the extent that funds in that Collection Account on that Distribution Date are less than payments required to be made to securityholders on that date. If specified in the prospectus supplement, the obligations of the servicer (or another entity) to make advances may be secured by a cash advance reserve fund, a surety bond, a letter of credit or another form of limited guaranty. If applicable, information regarding the characteristics of and the identity of any borrower on any surety bond will be set forth in the prospectus supplement.

         If and to the extent so provided in the prospectus supplement, the servicer (or another entity) will be entitled to receive interest at the rate specified in the prospectus supplement on its outstanding advances and will be entitled to pay itself this interest periodically from general collections on the Assets before any payment to securityholders or as otherwise provided in the related Agreement and described in the prospectus supplement.

         If specified in the prospectus supplement, the master servicer or the trustee will be required to make advances, subject to specific conditions described in the prospectus supplement, in the event of a servicer default.

REPORTS TO SECURITYHOLDERS

         With each distribution to holders of any class of Notes or Certificates, as applicable, of a series, the servicer, the master servicer or the trustee, as provided in the prospectus supplement, will forward or cause to be forwarded to each holder, to the depositor and to any other parties as may be specified in the related Agreement, a statement containing the information specified in the prospectus supplement, or if no information is specified in the prospectus supplement, generally setting forth, in each case to the extent applicable and available:

                  (1) the amount of that distribution to holders of Notes or Certificates, as applicable, of that class applied to reduce the Security Balance of the Notes or Certificates, as applicable;

                  (2) the amount of that distribution to holders of Notes or Certificates, as applicable, of that class allocable to Accrued Security Interest;

                  (3) the amount of that distribution allocable to Prepayment Premiums;

                  (4) the amount of related servicing compensation and any other customary information as is required to enable securityholders to prepare their tax returns;

                  (5) the total amount of advances included in that distribution, and the total amount of unreimbursed advances at the close of business on that Distribution Date;

                  (6) the total principal balance of the Assets at the close of business on that Distribution Date;

                  (7) the number and total principal balance of mortgage loans in respect of which

                           (a)      one scheduled payment is delinquent,

                           (b)      two scheduled payments are delinquent,

                           (c)      three or more scheduled payments are
                                    delinquent and

                           (d)      foreclosure proceedings have begun;

                  (8) for any mortgage loan or contract liquidated during the related Due Period, (a) the portion of the related liquidation proceeds payable or reimbursable to a servicer (or any other entity) in respect of that mortgage loan and (b) the amount of any loss to securityholders;

                  (9) with respect to collateral acquired by the trust fund through foreclosure or otherwise (an "REO Property") relating to a mortgage loan or contract and included in the trust fund as of the end of the related Due Period, the date of acquisition;

                  (10) for each REO Property relating to a mortgage loan or contract and included in the trust fund as of the end of the related Due Period,

                           (a)      the book value,

                           (b) the principal balance of the related mortgage loan or contract immediately following that Distribution Date (calculated as if that mortgage loan or contract were still outstanding taking into account limited modifications to the terms of the mortgage loan specified in the Agreement),

                           (c) the total amount of unreimbursed servicing expenses and unreimbursed advances in respect of the REO Property and

                           (d) if applicable, the total amount of interest accrued and payable on related servicing expenses and related advances;

                  (11) for any REO Property sold during the related Due Period

                           (a)      the total amount of sale proceeds,

                           (b) the portion of those sales proceeds payable or reimbursable to the master servicer in respect of that REO Property or the related mortgage loan or contract and

                           (c) the amount of any loss to securityholders in respect of the related mortgage loan;

                  (12) the total Security Balance or notional amount, as the case may be, of each class of Notes or Certificates, as applicable, (including any class of Notes or Certificates, as applicable, not offered by this prospectus) at the close of business on that Distribution Date, separately identifying any reduction in that Security Balance due to the allocation of any loss and increase in the Security Balance of a class of Accrual Securities if any Accrued Security Interest has been added to that balance;

                  (13) the total amount of principal prepayments made during the related Due Period;

                  (14) the amount deposited in the reserve fund, if any, on that Distribution Date;

                  (15) the amount remaining in the reserve fund, if any, as of the close of business on that Distribution Date;

                  (16) the total unpaid Accrued Security Interest, if any, on each class of Notes or Certificates, as applicable, at the close of business on that Distribution Date;

                  (17) in the case of Notes or Certificates, as applicable, with a variable Interest Rate, the Interest Rate applicable to that Distribution Date, and, if available, the immediately succeeding Distribution Date, as calculated in accordance with the method specified in the prospectus supplement;

                  (18) in the case of Notes or Certificates, as applicable, with an adjustable Interest Rate, for statements to be distributed in any month in which an adjustment date occurs, the adjustable Interest Rate applicable to that Distribution Date, if available, and the immediately succeeding Distribution Date as calculated in accordance with the method specified in the prospectus supplement;

                  (19) as to any series that includes credit support, the amount of coverage of each instrument of credit support included as of the close of business on that Distribution Date;

                  (20) during the Pre-Funding Period, the remaining Pre-Funded Amount and the portion of the Pre-Funding Amount used to acquire Subsequent Assets since the preceding Distribution Date;

                  (21) during the Pre-Funding Period, the amount remaining in the Capitalized Interest Account; and

                  (22) the total amount of payments by the borrowers of

                           (a)      default interest,

                           (b)      late charges and

                           (c) assumption and modification fees collected during the related Due Period.

         Within a reasonable period of time after the end of each calendar year, the servicer, the master servicer or the trustee, as provided in the prospectus supplement, will furnish to each securityholder of record at any time during the calendar year the information required by the Code and applicable regulations under the Code to enable securityholders to prepare their tax returns. See "Description of the Securities--Book-Entry Registration and Definitive Securities."

TERMINATION

         The obligations created by the related Agreement for each series of Notes or Certificates, as applicable, will terminate upon the payment to securityholders of that series of all amounts held in the Collection Accounts or by a servicer, the master servicer, if any, or the trustee and required to be paid to them pursuant to that Agreement following the earlier of (1) the final payment or other liquidation of the last Asset subject to the related Agreement or the disposition of all property acquired upon foreclosure of any mortgage loan or contract subject to the Agreement and (2) the purchase of all of the assets of the trust fund by the party entitled to effect that termination, under the circumstances and in the manner set forth in the prospectus supplement. In no event, however, will the trust fund continue beyond the date specified in the prospectus supplement. Written notice of termination of the Agreement will be given to each securityholder, and the final distribution will be made only upon presentation and surrender of the Notes or Certificates, as applicable, at the location to be specified in the notice of termination.

         If specified in the prospectus supplement, a series of Notes or Certificates, as applicable, may be subject to optional early termination through the purchase of the Assets in the related trust fund by the party specified in the prospectus supplement, under the circumstances and in the manner set forth in the prospectus supplement. If so provided in the prospectus supplement, upon the reduction of the Security Balance of a specified class or classes of Notes or Certificates, as applicable, by a specified percentage, the party specified in the prospectus supplement will solicit bids for the purchase of all assets of the trust fund, or of a sufficient portion of those assets to retire that class or classes or purchase that class or classes at a price set forth in the prospectus supplement, in each case, under the circumstances and in the manner set forth in the prospectus supplement. That price will at least equal the outstanding Security Balances and any accrued and unpaid interest on the Security Balances (including any unpaid interest shortfalls for prior Distribution Dates). Any sale of the Assets of the trust fund will be without recourse to the trust fund or the securityholders. Any purchase or solicitation of bids may be made only when the total Security Balance of that class or classes declines to a percentage of the Initial Security Balance of those Notes or Certificates, as applicable, (not to exceed 10%) specified in the prospectus supplement. In addition, if so provided in the prospectus supplement, some classes of Notes or Certificates, as applicable, may be purchased or redeemed in the manner set forth in the prospectus supplement at a price at least equal to the outstanding Security Balance of each class so purchased or redeemed and any accrued and unpaid interest on the Security Balance (including any unpaid interest shortfalls for prior Distribution Dates).

OPTIONAL PURCHASES

         Subject to the provisions of the applicable Agreement, the depositor, the servicer or any other party specified in the prospectus supplement may, at that party's option, repurchase any mortgage loan that is in default or as to which default is reasonably foreseeable if, in the depositor's, the servicer's or any other party's judgment, the related default is not likely to be cured by the borrower or default is not likely to be averted, at a price equal to the unpaid principal balance of the mortgage loan plus accrued interest on the mortgage loan and under the conditions set forth in the prospectus supplement.

BOOK-ENTRY REGISTRATION AND DEFINITIVE SECURITIES

         GENERAL

         If provided for in the prospectus supplement, one or more classes of the Offered Notes or Offered Certificates, as applicable, of any series will be issued as Book-Entry Notes or Book-Entry Certificates, as applicable, and each of these classes will be represented by one or more single Notes or Certificates, as applicable, registered in the name of a nominee for the depository, The Depository Trust Company ("DTC") and, if provided in the prospectus supplement, additionally through Clearstream Luxembourg, societe anonyme ("Clearstream Luxembourg") or the Euroclear System ("Euroclear"). Each class of Book-Entry Notes or Book-Entry Certificates, as applicable, will be issued in one or more certificates or notes, as the case may be, that equal the initial principal amount of the related class of Offered Notes or Offered Certificates, as applicable, and will initially be registered in the name of Cede & Co.

         No person acquiring an interest in a Book-Entry Security (each, a "Beneficial Owner") will be entitled to receive a Definitive Security, except as set forth below under " Definitive Securities." Unless and until Definitive Notes or Definitive Certificates, as applicable, are issued for the Book-Entry Notes or Book-Entry Certificates, as applicable, under the limited circumstances described in the applicable prospectus supplement or this prospectus, all references to actions by securityholders with respect to the Book-Entry Notes or Book-Entry Certificates, as applicable, will refer to actions taken by DTC, Clearstream Luxembourg or Euroclear upon instructions from their Participants (as defined below), and all references in this prospectus to distributions, notices, reports and statements to securityholders with respect to the Book-Entry Notes or Book-Entry Certificates, as applicable, will refer to distributions, notices, reports and statements to DTC, Clearstream Luxembourg or Euroclear, as applicable, for distribution to Beneficial Owners by DTC in accordance with the procedures of DTC and if applicable, Clearstream Luxembourg and Euroclear.

         Beneficial Owners will hold their Book-Entry Notes or Book-Entry Certificates, as applicable, through DTC in the United States, or, if the Offered Notes or Offered Certificates, as applicable, are offered for sale globally, through Clearstream Luxembourg or Euroclear in Europe if they are participating organizations ("Participants") of those systems. Participants include securities brokers and dealers, banks, trust companies and clearing corporations and may include some other organizations. Indirect access to the DTC, Clearstream Luxembourg and Euroclear systems also is available to others, such as banks, brokers, dealers and trust companies that clear through or maintain a custodial relationship with a Participant, either directly or indirectly ("Indirect Participants").

         DTC

         DTC is a limited-purpose trust company organized under the laws of the State of New York, a member of the Federal Reserve System, a "clearing corporation" within the meaning of the Uniform Commercial Code ("UCC") and a "clearing agency" registered pursuant to the provisions of Section 17A of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). DTC was created to hold securities for its Participants, some of which (and/or their representatives) own DTC, and facilitate the clearance and settlement of securities transactions between its Participants through electronic book-entry changes in their accounts, thus eliminating the need for physical movement of securities. In accordance with its normal procedures, DTC is expected to record the positions held by each of its Participants in the Book-Entry Notes or Book-Entry Certificates, as applicable, whether held for its own account or as a nominee for another person. In general, beneficial ownership of Book-Entry Notes or Book-Entry Certificates, as applicable, will be subject to the rules, regulations and procedures governing DTC and its Participants as in effect from time to time.

         CLEARSTREAM LUXEMBOURG

         Clearstream Banking, societe anonyme, 67 Bd Grande-Duchesse Charlotte, L-2967 Luxembourg ("Clearstream, Luxembourg"), was incorporated in 1970 as "Cedel S.A.", a company with limited liability under Luxembourg law (a societe anonyme). Cedel S.A. subsequently changed its name to Cedelbank. On January 10, 2000, Cedelbank's parent company, Cedel International, societe anonyme ("CI") merged its clearing, settlement and custody business with that of Deutsche Berse Clearing AG ("DBC"). The merger involved the transfer by CI of substantially all of its assets and liabilities (including its shares in CB) to a new Luxembourg company, New Cedel International, societe anonyme ("New CI"), which is 50% owned by CI and 50% owned by DBC's parent company Deutsche Borse AG. The shareholders of these two entities are banks, securities dealers and financial institutions. Cedel International currently has 92 shareholders, including U.S. financial institutions or their subsidiaries. No single entity may own more than 5 percent of Cedel International's stock.

         Further to the merger, the Board of Directors of New Cedel International decided to rename the companies in the group in order to give them a cohesive brand name. The new brand name that was chosen is "Clearstream". With effect from January 14, 2000 New CI has been renamed "Clearstream International, societe anonyme". On January 18, 2000, Cedelbank was renamed "Clearstream Banking, societe anonyme", and Cedel Global Services was renamed "Clearstream Services, societe anonyme".

         On January 17, 2000 DBC was renamed "Clearstream Banking AG". This means that there are now two entities in the corporate group headed by Clearstream International which share the name "Clearstream Banking", the entity previously named "Cedelbank" and the entity previously named "Deutsche Borse Clearing AG".

         Clearstream, Luxembourg holds securities for its customers ("Clearstream, Luxembourg Participants") and facilitates the clearance and settlement of securities transactions between Clearstream, Luxembourg customers through electronic book-entry changes in accounts of Clearstream, Luxembourg customers, thereby eliminating the need for physical movement of certificates. Transactions may be settled by Clearstream, Luxembourg in any of 36 currencies, including United States Dollars. Clearstream, Luxembourg provides to its customers, among other things, services for safekeeping, administration, clearance and settlement of internationally traded securities and securities lending and borrowing. Clearstream, Luxembourg also deals with domestic securities markets in over 30 countries through established depository and custodial relationships. Clearstream, Luxembourg is registered as a bank in Luxembourg, and as such is subject to regulation by the Commission de Surveillance du Secteur Financier, "CSSF", which supervises Luxembourg banks. Clearstream, Luxembourg's customers are world-wide financial institutions including underwriters, securities brokers and dealers, banks, trust companies and clearing corporations. Clearstream, Luxembourg's U.S. customers are limited to securities brokers and dealers, and banks. Currently, Clearstream, Luxembourg has approximately 2,000 customers located in over 80 countries, including all major European countries, Canada, and the United States. Indirect access to Clearstream, Luxembourg is available to other institutions that clear through or maintain a custodial relationship with an account holder of Clearstream, Luxembourg. Clearstream, Luxembourg has established an electronic bridge with Morgan Guaranty Trust Company of New York as the Operator of the Euroclear System (MGT/EOC) in Brussels to facilitate settlement of trades between Clearstream, Luxembourg and MGT/EOC.

         EUROCLEAR

         Euroclear was created in 1968 to hold securities for its Participants and to clear and settle transactions between its Participants through simultaneous electronic book-entry delivery against payment, thus eliminating the need for physical movement of securities and any risk from lack of simultaneous transfers of securities and cash. Transactions may be settled in any of 32 currencies, including United States dollars. Euroclear includes various other services, including securities lending and borrowing, and interfaces with domestic markets in several countries generally similar to the arrangements for cross-market transfers with DTC described above. Euroclear is operated by the Brussels, Belgium office of Morgan Guaranty Trust Company of New York (the "Euroclear Operator"), under contract with Euroclear Clearance Systems S.C., a Belgian cooperative corporation (the "Cooperative Corporation"). All operations are conducted by the Euroclear Operator, and all Euroclear securities clearance accounts and Euroclear cash accounts are accounts with the Euroclear Operator, not the Cooperative Corporation. The Cooperative Corporation establishes policy for Euroclear on behalf of its Participants. Euroclear Participants include banks (including central banks), securities brokers and dealers and other professional financial intermediaries. Indirect access to Euroclear is also available to other firms that clear through or maintain a custodial relationship with a Participant of Euroclear, either directly or indirectly.

         The Euroclear Operator is the Belgian branch of a New York banking corporation that is a member bank of the Federal Reserve System, and is regulated and examined by the Board of Governors of the Federal Reserve System and the New York State Banking Department, as well as the Belgian Banking Commission.

         Securities clearance accounts and cash accounts with the Euroclear Operator are governed by the Terms and Conditions Governing Use of Euroclear and the related Operating Procedures of the Euroclear System and applicable Belgian law (collectively, the "Terms and Conditions"). The Terms and Conditions govern transfers of securities and cash within Euroclear, withdrawals of securities and cash from Euroclear, and receipts of payments with respect to securities in Euroclear. All securities in Euroclear are held on a fungible basis without attribution of specific securities to specific securities clearance accounts. The Euroclear Operator acts under the Terms and Conditions only on behalf of its Participants, and has no record of or relationship with persons holding through Participants of Euroclear.

         Clearstream Luxembourg and Euroclear will hold omnibus positions on behalf of their Participants through customers' securities accounts in Clearstream Luxembourg's and Euroclear's names on the books of their respective depositaries which in turn will hold positions in customers' securities accounts in the depositaries' names on the books of DTC. Citibank will act as depositary for Clearstream Luxembourg and JPMorgan Chase Bank, N.A. will act as depositary for Euroclear (individually the "Relevant Depositary" and collectively, the "European Depositaries")

         BENEFICIAL OWNERSHIP OF BOOK-ENTRY SECURITIES

         Except as described below, no Beneficial Owner will be entitled to receive a physical certificate representing a Certificate, or note representing a Note. Unless and until Definitive Notes or Definitive Certificates, as applicable, are issued, it is anticipated that the only "securityholder" of the Offered Notes or Offered Certificates, as applicable, will be Cede & Co., as nominee of DTC. Beneficial Owners will not be "Certificateholders" as that term is used in any Agreement, nor "Noteholders" as that term is used in any indenture. Beneficial Owners are only permitted to exercise their rights indirectly through Participants, DTC, Clearstream Luxembourg or Euroclear, as applicable.

         The Beneficial Owner's ownership of a Book-Entry Security will be recorded on the records of the brokerage firm, bank, thrift institution or other financial intermediary (each, a "Financial Intermediary") that maintains the Beneficial Owner's account for that purpose. In turn, the Financial Intermediary's ownership of a Book-Entry Security will be recorded on the records of DTC (or of a Participant that acts as agent for the Financial Intermediary, whose interest will in turn be recorded on the records of DTC, if the Beneficial Owner's Financial Intermediary is not a Participant of DTC and on the records of Clearstream Luxembourg or Euroclear, as appropriate).

         Beneficial Owners will receive all distributions of principal of, and interest on, the Offered Notes or Offered Certificates, as applicable, from the trustee through DTC and its Participants. While the Offered Notes or Offered Certificates, as applicable, are outstanding (except under the circumstances described below), under the rules, regulations and procedures creating and affecting DTC and its operations (the "Rules"), DTC is required to make book-entry transfers among Participants on whose behalf it acts with respect to the Offered Notes or Offered Certificates, as applicable, and is required to receive and transmit distributions of principal of, and interest on, the Offered Notes or Offered Certificates, as applicable. Participants and Indirect Participants with whom Beneficial Owners have accounts with respect to Offered Notes or Offered Certificates, as applicable, are similarly required to make book-entry transfers and receive and transmit distributions on behalf of their respective Beneficial Owners. Accordingly, although Beneficial Owners will not possess certificates or notes, the Rules provide a mechanism by which Beneficial Owners will receive distributions and will be able to transfer their interest.

         Beneficial Owners will not receive or be entitled to receive certificates or notes representing their respective interests in the Offered Notes or Offered Certificates, as applicable, except under the limited circumstances described below. Unless and until Definitive Notes or Definitive Certificates, as applicable, are issued, Beneficial Owners who are not Participants may transfer ownership of Offered Notes or Offered Certificates, as applicable, only through Participants and Indirect Participants by instructing the Participants and Indirect Participants to transfer Offered Notes or Offered Certificates, as applicable, by book-entry transfer, through DTC for the account of the purchasers of the Offered Notes or Offered Certificates, as applicable, which account is maintained with their respective Participants. Under the Rules and in accordance with DTC's normal procedures, transfer of ownership of Book-Entry Notes or Book-Entry Certificates, as applicable, will be executed through DTC and the accounts of the respective Participants at DTC will be debited and credited. Similarly, the Participants and Indirect Participants will make debits or credits, as the case may be, on their records on behalf of the selling and purchasing Beneficial Owners.

         Because of time zone differences, any credits of securities received in Clearstream Luxembourg or Euroclear as a result of a transaction with a Participant will be made during subsequent securities settlement processing and dated the business day following the DTC settlement date. These credits or any transactions in securities settled during this processing will be reported to the relevant Participants of Clearstream Luxembourg or Euroclear on that business day. Cash received in Clearstream Luxembourg or Euroclear as a result of sales of securities by or through a Participant of Clearstream Luxembourg or Euroclear to a Participant of DTC will be received with value on the DTC settlement date but will be available in the relevant Clearstream Luxembourg or Euroclear cash account only as of the business day following settlement in DTC. For information with respect to tax documentation procedures relating to the Notes or Certificates, as applicable, see "Material Federal Income Tax Considerations--Tax Treatment of Foreign Investors" in this prospectus and, if the Book-Entry Notes or Book-Entry Certificates, as applicable, are globally offered and the prospectus supplement so provides, see "Global Clearance, Settlement and Tax Documentation Procedures--Certain U.S. Federal Income Tax Documentation Requirements" in Annex I to the prospectus supplement.

         Transfers between Participants of DTC will occur in accordance with DTC Rules. Transfers between Participants of Clearstream Luxembourg or Euroclear will occur in accordance with their respective rules and operating procedures.

         Cross-market transfers between persons holding directly or indirectly through DTC, on the one hand, and directly or indirectly through Participants of Clearstream Luxembourg or Euroclear, on the other, will be effected in DTC in accordance with the DTC Rules on behalf of the relevant European international clearing system by the Relevant Depositary; however, cross-market transactions will require delivery of instructions to the relevant European international clearing system by the counterparty in that system in accordance with its rules and procedures and within its established deadlines (European time). The relevant European international clearing system will, if the transaction meets its settlement requirements, deliver instructions to the Relevant Depositary to take action to effect final settlement on its behalf by delivering or receiving securities in DTC, and making or receiving payment in accordance with normal procedures for same day funds settlement applicable to DTC. Participants of Clearstream Luxembourg or Euroclear may not deliver instructions directly to the European Depositaries.

         Distributions on the Book-Entry Notes or Book-Entry Certificates, as applicable, will be made on each Distribution Date by the Trustee to DTC. DTC will be responsible for crediting the amount of each distribution to the accounts of the applicable Participants of DTC in accordance with DTC's normal procedures. Each Participant of DTC will be responsible for disbursing the distribution to the Beneficial Owners of the Book-Entry Notes or Book-Entry Certificates, as applicable, that it represents and to each Financial Intermediary for which it acts as agent. Each Financial Intermediary will be responsible for disbursing funds to the Beneficial Owners of the Book-Entry Notes or Book-Entry Certificates, as applicable, that it represents.

         Under a book-entry format, Beneficial Owners of the Book-Entry Notes or Book-Entry Certificates, as applicable, may experience some delay in their receipt of payments, because the distributions will be forwarded by the Trustee to Cede & Co. Any distributions on Notes or Certificates, as applicable, held through Clearstream Luxembourg or Euroclear will be credited to the cash accounts of Participants of Clearstream Luxembourg or Euroclear in accordance with the relevant system's rules and procedures, to the extent received by the Relevant Depositary. These distributions will be subject to tax reporting in accordance with relevant United States tax laws and regulations. See "Material Federal Income Tax Considerations--REMICs--Taxation of Certain Foreign Investors" in this prospectus. Because DTC can only act on behalf of Financial Intermediaries, the ability of a Beneficial Owner to pledge Book-Entry Notes or Book-Entry Certificates, as applicable, to persons or entities that do not participate in the depository system, or otherwise take actions in respect of Book-Entry Notes or Book-Entry Certificates, as applicable, may be limited due to the lack of physical securities for the Book-Entry Notes or Book-Entry Certificates, as applicable. In addition, issuance of the Book-Entry Notes or Book-Entry Certificates, as applicable, in book-entry form may reduce the liquidity of the securities in the secondary market since potential investors may be unwilling to purchase Notes or Certificates, as applicable, for which they cannot obtain physical securities.

         Monthly and annual reports will be provided to Cede & Co., as nominee of DTC, and may be made available by Cede & Co. to Beneficial Owners upon request, in accordance with the rules, regulations and procedures creating and affecting the depository, and to the Financial Intermediaries to whose DTC accounts the Book-Entry Notes or Book-Entry Certificates, as applicable, of Beneficial Owners are credited.

         Generally, DTC will advise the applicable trustee that unless and until Definitive Notes or Definitive Certificates, as applicable, are issued, DTC will take any action permitted to be taken by the holders of the Book-Entry Notes or Book-Entry Certificates, as applicable, under the Agreement or indenture, as applicable, only at the direction of one or more Financial Intermediaries to whose DTC accounts the Book-Entry Notes or Book-Entry Certificates, as applicable, are credited, to the extent that actions are taken on behalf of Financial Intermediaries whose holdings include the Book-Entry Notes or Book-Entry Certificates, as applicable. If the Book-Entry Notes or Book-Entry Certificates, as applicable, are globally offered, Clearstream Luxembourg or the Euroclear Operator, as the case may be, will take any other action permitted to be taken by a securityholder under the Agreement or indenture, as applicable, on behalf of a Participant of Clearstream Luxembourg or Euroclear only in accordance with its relevant rules and procedures and subject to the ability of the Relevant Depositary to effect those actions on its behalf through DTC. DTC may take actions, at the direction of the related Participants, with respect to some Offered Notes or Offered Certificates, as applicable, that conflict with actions taken with respect to other Offered Notes or Offered Certificates, as applicable.

         Although DTC, Clearstream Luxembourg and Euroclear have agreed to the foregoing procedures in order to facilitate transfers of Book-Entry Notes or Book-Entry Certificates, as applicable, among Participants of DTC, Clearstream Luxembourg and Euroclear, they are under no obligation to perform or continue to perform these procedures and the procedures may be discontinued at any time.

         None of the depositor, any master servicer, any servicer, the trustee, any securities registrar or paying agent or any of their affiliates will have any responsibility for any aspect of the records relating to or payments made on account of beneficial ownership interests of the Book-Entry Notes or Book-Entry Certificates, as applicable, or for maintaining, supervising or reviewing any records relating to those beneficial ownership interests.

         DEFINITIVE SECURITIES

         Notes or Certificates, as applicable, initially issued in book-entry form will be issued as Definitive Notes or Definitive Certificates, as applicable, to Beneficial Owners or their nominees, rather than to DTC or its nominee only

         (1) if the depositor advises the trustee in writing that DTC is no longer willing or able to properly discharge its responsibilities as depository for the Notes or Certificates, as applicable, and the depositor is unable to locate a qualified successor,

         (2) if the depositor, at its option, elects to end the book-entry system through DTC or

         (3) in accordance with any other provisions described in the prospectus supplement.

         Upon the occurrence of any of the events described in the immediately preceding paragraph, DTC is required to notify all Participants of the availability through DTC of Definitive Notes or Definitive Certificates, as applicable, for the Beneficial Owners. Upon surrender by DTC of the security or securities representing the Book-Entry Notes or Book-Entry Certificates, as applicable, together with instructions for registration, the trustee will issue (or cause to be issued) to the Beneficial Owners identified in those instructions the Definitive Notes or Definitive Certificates, as applicable, to which they are entitled, and thereafter the trustee will recognize the holders of those Definitive Notes or Definitive Certificates, as applicable, as securityholders under the Agreement.

                          DESCRIPTION OF THE AGREEMENTS

AGREEMENTS APPLICABLE TO A SERIES

         REMIC SECURITIES, FASIT SECURITIES, GRANTOR TRUST SECURITIES

         Notes or Certificates, as applicable, representing interests in a trust fund, or a portion of a trust fund, that the trustee will elect to have treated as a real estate mortgage investment conduit under Sections 860A through 860G of the Code ("REMIC Securities"), FASIT Securities (as defined in this prospectus), or Grantor Trust Securities (as defined in this prospectus) will be issued, and the related trust fund will be created, pursuant to a pooling and servicing agreement or trust agreement (in either case, generally referred to in this prospectus as the "pooling and servicing agreement") among the depositor, the trustee and the sole servicer or master servicer, as applicable. The Assets of that trust fund will be transferred to the trust fund and thereafter serviced in accordance with the terms of the pooling and servicing agreement. In the event there are multiple servicers of the Assets of that trust fund, or in the event the Securities consist of Notes, each servicer will perform its servicing functions pursuant to a related underlying servicing agreement.

         SECURITIES THAT ARE PARTNERSHIP INTERESTS FOR TAX PURPOSES AND NOTES

         Certificates, as applicable, that are intended to be treated as partnership interests for tax purposes will be issued, and the related trust fund will be created, pursuant to the pooling and servicing agreement or trust agreement.

         A series of Notes issued by a trust fund that is intended to be treated as a partnership or disregarded entity for tax purposes will be issued pursuant to an indenture between the related trust fund and an indenture trustee named in the prospectus supplement. The trust fund will be established either as a statutory business trust under the law of the State of Delaware or as a common law trust under the law of the State of New York pursuant to a trust agreement between the depositor and an owner trustee specified in the prospectus supplement relating to that series of Notes. The Assets securing payment on the Notes will be serviced in accordance with a sale and servicing agreement or servicing agreement.

MATERIAL TERMS OF THE POOLING AND SERVICING AGREEMENTS AND UNDERLYING SERVICING AGREEMENTS

         GENERAL

         The following summaries describe the material provisions that may appear in each pooling and servicing agreement, sale and servicing agreement or servicing agreement (each an "Agreement"). The prospectus supplement for a series of Notes or Certificates, as applicable, will describe any provision of the Agreement relating to that series that materially differs from the description of those provisions contained in this prospectus. The summaries do not purport to be complete and are subject to, and are qualified by reference to, all of the provisions of the Agreement for each trust fund and the description of those provisions in the prospectus supplement. The provisions of each Agreement will vary depending on the nature of the Notes or Certificates, as applicable, to be issued under the Agreement and the nature of the related trust fund. As used in this prospectus for any series, the term "Security" refers to all of the Notes or Certificates, as applicable, of that series, whether or not offered by this prospectus and by the prospectus supplement, unless the context otherwise requires. A form of a pooling and servicing agreement has been filed as an exhibit to the Registration Statement of which this prospectus is a part. The depositor will provide a copy of the pooling and servicing agreement (without exhibits) relating to any series of Notes or Certificates, as applicable, without charge upon written request of a securityholder of that series addressed to Deutsche Alt-A Securities, Inc., 60 Wall Street, New York, New York 10005, Attention: Jay Strauss.

         The servicer or master servicer and the trustee for any series of Notes or Certificates, as applicable, will be named in the prospectus supplement. In the event there are multiple servicers for the Assets in a trust fund, a master servicer will perform some of the administration, calculation and reporting functions for that trust fund and will supervise the related servicers pursuant to a pooling and servicing agreement. For a series involving a master servicer, references in this prospectus to the servicer will apply to the master servicer where non-servicing obligations are described. If specified in the prospectus supplement, a manager or administrator may be appointed pursuant to the pooling and servicing agreement for any trust fund to administer that trust fund.

         ASSIGNMENT OF ASSETS; REPURCHASES

         At the time of issuance of any series of Notes or Certificates, as applicable, the depositor will assign (or cause to be assigned) to the designated trustee the Assets to be included in the related trust fund, together with all principal and interest to be received on or with respect to those Assets after the Cut-off Date, other than principal and interest due on or before the Cut-off Date and other than any Retained Interest. The trustee will, concurrently with that assignment, deliver the Notes or Certificates, as applicable, to the depositor in exchange for the Assets and the other assets comprising the trust fund for that series. Each Asset will be identified in a schedule appearing as an exhibit to the related Agreement. That schedule will include detailed information to the extent available and relevant

                  (1) in respect of each mortgage loan included in the related trust fund, including the city and state of the related Mortgaged Property and type of that property, the mortgage rate and, if applicable, the applicable index, margin, adjustment date and any rate cap information, the original and remaining term to maturity, the original and outstanding principal balance and balloon payment, if any, the Loan-to-Value Ratio as of the date indicated and payment and prepayment provisions, if applicable, and

                  (2) in respect of each Contract included in the related trust fund, including the outstanding principal amount and the Contract Rate; and

                  (3) in respect of each Mortgage Security and Agency Security, the original and outstanding principal amount, if any, and the interest rate on the Mortgage Security or Agency Security.

         For each mortgage loan, except as otherwise specified in the prospectus supplement, the depositor will deliver or cause to be delivered to the trustee (or to the custodian hereinafter referred to) particular loan documents, which will generally include the original mortgage note endorsed, without recourse, in blank or to the order of the trustee, the original Mortgage (or a certified copy of the original Mortgage) with evidence of recording indicated on the original Mortgage and an assignment of the Mortgage to the trustee in recordable form. However, a trust fund may include mortgage loans where the original mortgage note is not delivered to the trustee if the depositor delivers to the trustee or the custodian a copy or a duplicate original of the mortgage note, together with an affidavit certifying that the original of the mortgage note has been lost or destroyed. For those mortgage loans, the trustee (or its nominee) may not be able to enforce the mortgage note against the related borrower. The Asset Seller or other entity specified in the prospectus supplement will be required to agree to repurchase, or substitute for, each of these mortgage loans that is subsequently in default if the enforcement thereof or of the related Mortgage is materially adversely affected by the absence of the original mortgage note. The related Agreement will generally require the depositor or another party specified in the prospectus supplement to promptly cause each of these assignments of Mortgage to be recorded in the appropriate public office for real property records, except in the State of California or in other states where, in the opinion of counsel acceptable to the trustee, recording is not required to protect the trustee's interest in the related mortgage loan against the claim of any subsequent transferee or any successor to or creditor of the depositor, the servicer, the relevant Asset Seller or any other prior holder of the mortgage loan.

         The trustee (or a custodian) will review the mortgage loan documents within a specified period of days after receipt of the mortgage loan documents, and the trustee (or a custodian) will hold those documents in trust for the benefit of the securityholders. If any of these documents are found to be missing or defective in any material respect, the trustee (or that custodian) will immediately notify the servicer and the depositor, and the servicer will immediately notify the relevant Asset Seller or other entity specified in the prospectus supplement. If the Asset Seller cannot cure the omission or defect within a specified number of days after receipt of that notice, then the Asset Seller or other entity specified in the prospectus supplement will be obligated, within a specified number of days of receipt of that notice, to either (1) repurchase the related mortgage loan from the trustee at a price equal to the sum of the unpaid principal balance of the mortgage loan, plus unpaid accrued interest at the interest rate for that Asset from the date as to which interest was last paid to the due date in the Due Period in which the relevant purchase is to occur, plus servicing expenses that are payable to the servicer, or another price as specified in the prospectus supplement (the "Purchase Price") or (2) substitute a new mortgage loan. There can be no assurance that an Asset Seller or other named entity will fulfill this repurchase or substitution obligation, and neither the servicer nor the depositor will be obligated to repurchase or substitute for that mortgage loan if the Asset Seller or other named entity defaults on its obligation.

         This repurchase or substitution obligation constitutes the sole remedy available to the securityholders or the trustee for omission of, or a material defect in, a constituent document. To the extent specified in the prospectus supplement, in lieu of curing any omission or defect in the Asset or repurchasing or substituting for that Asset, the Asset Seller or other named entity may agree to cover any losses suffered by the trust fund as a result of that breach or defect.

         Notwithstanding the preceding three paragraphs, the documents for Home Equity Loans, home improvement contracts and unsecured home improvements loans will be delivered to the trustee (or a custodian) only to the extent specified in the prospectus supplement. Generally these documents will be retained by the servicer, which may also be the Asset Seller. In addition, assignments of the related Mortgages to the trustee will be recorded only to the extent specified in the prospectus supplement.

         For each contract, the servicer, which may also be the asset seller, generally will maintain custody of the original contract and copies of documents and instruments related to each contract and the security interest in the manufactured home securing each contract. To give notice of the right, title and interest of the trustee in the contracts, the depositor will cause UCC-1 financing statements to be executed by the related asset seller identifying the depositor as secured party and by the depositor identifying the trustee as the secured party and, in each case, identifying all contracts as collateral. The contracts will be stamped or otherwise marked to reflect their assignment from the depositor to the trust fund only to the extent specified in the prospectus supplement. Therefore, if, through negligence, fraud or otherwise, a subsequent purchaser were able to take physical possession of the contracts without notice of that assignment, the interest of the trustee in the contracts could be defeated.

         While the contract documents will not be reviewed by the trustee or the servicer, if the servicer finds that any document is missing or defective in any material respect, the servicer will be required to immediately notify the depositor and the relevant asset seller or other entity specified in the prospectus supplement. If the asset seller or some other entity cannot cure the omission or defect within a specified number of days after receipt of this notice, then the asset seller or that other entity will be obligated, within a specified number of days of receipt of this notice, to repurchase the related contract from the trustee at the purchase price or substitute for that contract. There can be no assurance that an asset seller or any other entity will fulfill this repurchase or substitution obligation, and neither the servicer nor the depositor will be obligated to repurchase or substitute for that contract if the asset seller or any other entity defaults on its obligation. This repurchase or substitution obligation constitutes the sole remedy available to the securityholders or the trustee for omission of, or a material defect in, a constituent document. To the extent specified in the prospectus supplement, in lieu of curing any omission or defect in the asset or repurchasing or substituting for that asset, the asset seller may agree to cover any losses suffered by the trust fund as a result of that breach or defect.

         Mortgage Securities and Agency Securities will be registered in the name of the trustee or its nominee on the books of the issuer or guarantor or its agent or, in the case of Mortgage Securities and Agency Securities issued only in book-entry form, through the depository with respect to the Mortgage Securities and Agency Securities, in accordance with the procedures established by the issuer or guarantor for registration of those certificates, and distributions on those securities to which the trust fund is entitled will be made directly to the trustee.

         REPRESENTATIONS AND WARRANTIES; REPURCHASES

         To the extent provided in the prospectus supplement the depositor will, for each Asset, assign representations and warranties, as of a specified date (the person making those representations and warranties, the "Warranting Party") covering, by way of example, the following types of matters:

         o the accuracy of the information set forth for that Asset on the schedule of Assets appearing as an exhibit to the related Agreement;

         o in the case of a mortgage loan, the existence of title insurance insuring the lien priority of the mortgage loan and, in the case of a contract, that the contract creates a valid first security interest in or lien on the related manufactured home;

         o        the authority of the Warranting Party to sell the Asset;

         o        the payment status of the Asset;

         o in the case of a mortgage loan, the existence of customary provisions in the related mortgage note and Mortgage to permit realization against the Mortgaged Property of the benefit of the security of the Mortgage; and

         o the existence of hazard and extended perils insurance coverage on the Mortgaged Property or manufactured home.

         Any Warranting Party shall be an Asset Seller or an affiliate of the Asset Seller or any other person acceptable to the depositor and will be identified in the prospectus supplement.

         Representations and warranties made in respect of an Asset may have been made as of a date before the applicable Cut-off Date. A substantial period of time may have elapsed between that date and the date of initial issuance of the related series of Notes or Certificates, as applicable, evidencing an interest in that Asset. In the event of a breach of any of these representations or warranties, the Warranting Party will be obligated to reimburse the trust fund for losses caused by that breach or either cure that breach or repurchase or replace the affected Asset as described below. Since the representations and warranties may not address events that may occur following the date as of which they were made, the Warranting Party will have a reimbursement, cure, repurchase or substitution obligation in connection with a breach of that representation and warranty only if the relevant event that causes that breach occurs before that date. That party would have no obligations if the relevant event that causes that breach occurs after that date.

         Each Agreement will provide that the servicer and/or trustee or another entity identified in the prospectus supplement will be required to notify promptly the relevant Warranting Party of any breach of any representation or warranty made by it in respect of an Asset that materially and adversely affects the value of that Asset or the interests in the prospectus supplement of the securityholders. If the Warranting Party cannot cure that breach within a specified period following the date on which that party was notified of that breach, then the Warranting Party will be obligated to repurchase that Asset from the trustee within a specified period from the date on which the Warranting Party was notified of that breach, at the Purchase Price therefor. If so provided in the prospectus supplement for a series, a Warranting Party, rather than repurchase an Asset as to which a breach has occurred, will have the option, within a specified period after initial issuance of that series of Notes or Certificates, as applicable, to cause the removal of that Asset from the trust fund and substitute in its place one or more other Assets, as applicable, in accordance with the standards described in the prospectus supplement. If so provided in the prospectus supplement for a series, a Warranting Party, rather than repurchase or substitute an Asset as to which a breach has occurred, will have the option to reimburse the trust fund or the securityholders for any losses caused by that breach. This reimbursement, repurchase or substitution obligation will constitute the sole remedy available to securityholders or the trustee for a breach of representation by a Warranting Party.

         Neither the depositor (except to the extent that it is the Warranting Party) nor the servicer will be obligated to purchase or substitute for an Asset if a Warranting Party defaults on its obligation to do so, and no assurance can be given that the Warranting Parties will carry out those obligations with respect to the Assets.

         A servicer will make representations and warranties regarding its authority to enter into, and its ability to perform its obligations under, the related Agreement. A breach of any representation of the servicer that materially and adversely affects the interests of the securityholders and which continues unremedied for the number of days specified in the Agreement after the discovery of the breach by the servicer or the receipt of written notice of that breach by the servicer from the trustee, the depositor or the holders of Notes or Certificates, as applicable, evidencing not less than 25% of the voting rights or other percentage specified in the related Agreement, will constitute an Event of Default under that Agreement. See "Events of Default" and "Rights Upon Event of Default."

         COLLECTION ACCOUNT AND RELATED ACCOUNTS

         GENERAL. The servicer and/or the trustee will, as to each trust fund, establish and maintain or cause to be established and maintained one or more separate accounts for the collection of payments on the related Assets (collectively, the "Collection Account"),which must be an account or accounts that either:

         o are insured by the Bank Insurance Fund or the Savings Association Insurance Fund of the Federal Deposit Insurance Corporation ("FDIC") (to the limits established by the FDIC) and the uninsured deposits in which are otherwise secured so that the securityholders have a claim with respect to the funds in the Collection Account or a perfected first priority security interest against any collateral securing those funds that is superior to the claims of any other depositors or general creditors of the institution with which the Collection Account is maintained, or

         o are maintained with a bank or trust company, and in a manner satisfactory to the rating agency or agencies rating any class of Notes or Certificates, as applicable, of that series.

         Investment of amounts in the Collection Account is limited to United States government securities and other investment grade obligations specified in the Agreement ("Permitted Investments"). A Collection Account may be maintained as an interest bearing or a non-interest bearing account and the funds held in the Collection Account may be invested pending each succeeding Distribution Date in short-term Permitted Investments. Any interest or other income earned on funds in the Collection Account will, unless otherwise specified in the prospectus supplement, be paid to the servicer or its designee as additional servicing compensation. The Collection Account may be maintained with an institution that is an affiliate of the servicer, if applicable, provided that that institution meets the standards imposed by the rating agency or agencies. If permitted by the rating agency or agencies, a Collection Account may contain funds relating to more than one series of mortgage pass-through certificates and may contain other funds respecting payments on mortgage loans belonging to the servicer or serviced or master serviced by it on behalf of others.

         DEPOSITS. A servicer or the trustee will deposit or cause to be deposited in the Collection Account for one or more trust funds on a daily basis, or any other period provided in the related Agreement, the following payments and collections received, or advances made, by the servicer or the trustee or on its behalf after the Cut-off Date (other than payments due on or before the Cut-off Date, and exclusive of any amounts representing a Retained Interest), except as otherwise provided in the Agreement:

                  (1) all payments on account of principal, including principal prepayments, on the Assets;

                  (2) all payments on account of interest on the Assets, including any default interest collected, in each case net of any portion retained by a servicer as its servicing compensation and net of any Retained Interest;

                  (3) Liquidation Proceeds and Insurance Proceeds, together with the net proceeds on a monthly basis with respect to any Assets acquired for the benefit of securityholders;

                  (4) any amounts paid under any instrument or drawn from any fund that constitutes credit support for the related series of Notes or Certificates, as applicable, as described under "Description of Credit Support;"

                  (5) any advances made as described under "Description of the Securities-- Advances in Respect of Delinquencies;"

                  (6) any amounts paid under any Cash Flow Agreement, as described under "Description of the Trust Funds--Cash Flow Agreements;"

                  (7) all proceeds of any Asset or, with respect to a mortgage loan, property acquired in respect of the mortgage loan purchased by the depositor, any Asset Seller or any other specified person as described above under "--Assignment of Assets; Repurchases" and "--Representations and Warranties; Repurchases," all proceeds of any defaulted mortgage loan purchased as described below under "--Realization Upon Defaulted Assets," and all proceeds of any Asset purchased as described under "Description of the Securities-- Termination;"

                  (8) any amounts paid by a servicer to cover interest shortfalls arising out of the prepayment of Assets in the trust fund as described below under "--Retained Interest; Servicing Compensation and Payment of Expenses;"

                  (9) to the extent that any of these items do not constitute additional servicing compensation to a servicer, any payments on account of modification or assumption fees, late payment charges or Prepayment Premiums on the Assets;

                  (10) all payments required to be deposited in the Collection Account with respect to any deductible clause in any blanket insurance policy described below under "--Hazard Insurance Policies;"

                  (11) any amount required to be deposited by a servicer or the trustee in connection with losses realized on investments for the benefit of the servicer or the trustee, as the case may be, of funds held in the Collection Account; and

                  (12) any other amounts required to be deposited in the Collection Account as provided in the related Agreement and described in the prospectus supplement.

         WITHDRAWALS. A servicer or the trustee may, from time to time as provided in the related Agreement, make withdrawals from the Collection Account for each trust fund for any of the following purposes, except as otherwise provided in the Agreement:

                  (1) to make distributions to the securityholders on each Distribution Date;

                  (2) to reimburse a servicer for unreimbursed amounts advanced as described under "Description of the Securities--Advances in Respect of Delinquencies," which reimbursement is to be made out of amounts received that were identified and applied by the servicer as late collections of interest (net of related servicing fees and Retained Interest) on and principal of the particular Assets for which the advances were made or out of amounts drawn under any form of credit support with respect to those Assets;

                  (3) to reimburse a servicer for unpaid servicing fees earned and unreimbursed servicing expenses incurred with respect to Assets and properties acquired in respect of the Assets, which reimbursement is to be made out of amounts that represent Liquidation Proceeds and Insurance Proceeds collected on the particular Assets and properties, and net income collected on the particular properties, which fees were earned or expenses were incurred or out of amounts drawn under any form of credit support for those Assets and properties;

                  (4) to reimburse a servicer for any advances described in clause (2) above and any servicing expenses described in clause (3) above which, in the servicer's good faith judgment, will not be recoverable from the amounts described in those clauses, which reimbursement is to be made from amounts collected on other Assets or, if and to the extent so provided by the related Agreement and described in the prospectus supplement, just from that portion of amounts collected on other Assets that is otherwise distributable on one or more classes of Subordinate Notes or Subordinate Certificates, as applicable, if any, remain outstanding, and otherwise any outstanding class of Notes or Certificates, as applicable, of the related series;

                  (5) if and to the extent described in the prospectus supplement, to pay a servicer interest accrued on the advances described in clause (2) above and the servicing expenses described in clause (3) above while those advances and servicing expenses remain outstanding and unreimbursed;

                  (6) to reimburse a servicer, the depositor, or any of their respective directors, officers, employees and agents, as the case may be, for expenses, costs and liabilities incurred by these parties, as and to the extent described below under "--Certain Matters Regarding Servicers, the Master Servicer and the Depositor;"

                  (7) if and to the extent described in the prospectus supplement, to pay (or to transfer to a separate account for purposes of escrowing for the payment of) the trustee's fees;

                  (8) to reimburse the trustee or any of its directors, officers, employees and agents, as the case may be, for expenses, costs and liabilities incurred by these parties, as and to the extent described below under "--Certain Matters Regarding the Trustee;"

                  (9) to pay a servicer, as additional servicing compensation, interest and investment income earned in respect of amounts held in the Collection Account;

                  (10) to pay the person so entitled any amounts deposited in the Collection Account that were identified and applied by the servicer as recoveries of Retained Interest;

                  (11) to pay for costs reasonably incurred in connection with the proper management and maintenance of any Mortgaged Property acquired for the benefit of securityholders by foreclosure or by deed in lieu of foreclosure or otherwise, which payments are to be made out of income received on that property;

                  (12) if one or more elections have been made to treat the trust fund or designated portions of the trust fund as a REMIC, to pay any federal, state or local taxes imposed on the trust fund or its assets or transactions, as and to the extent described under "Material Federal Income Tax Considerations--REMICs--Taxes That May Be Imposed on the REMIC Pool" or in the prospectus supplement, respectively;

                  (13) to pay for the cost of an independent appraiser or other expert in real estate matters retained to determine a fair sale price for a defaulted mortgage loan or a property acquired in respect of a mortgage loan in connection with the liquidation of that mortgage loan or property;

                  (14) to pay for the cost of various opinions of counsel obtained pursuant to the related Agreement for the benefit of securityholders;

                  (15) to pay for the costs of recording the related Agreement if that recordation materially and beneficially affects the interests of securityholders, provided that the payment shall not constitute a waiver with respect to the obligation of the Warranting Party to remedy any breach of representation or warranty under the Agreement;

                  (16) to pay the person so entitled any amounts deposited in the Collection Account in error, including amounts received on any Asset after its removal from the trust fund whether by reason of purchase or substitution as contemplated above under "--Assignment of Assets; Repurchase" and "--Representations and Warranties; Repurchases" or otherwise;

                  (17) to make any other withdrawals permitted by the related Agreement; and

                  (18) to clear and terminate the Collection Account at the termination of the trust fund.

         OTHER COLLECTION ACCOUNTS. If specified in the prospectus supplement, the Agreement for any series of Notes or Certificates, as applicable, may provide for the establishment and maintenance of a separate collection account into which the servicer will deposit on a daily basis, or any other period as provided in the related Agreement, the amounts described under "Deposits" above for one or more series of Notes or Certificates, as applicable. Any amounts on deposit in any of these collection accounts will be withdrawn from these collection accounts and deposited into the appropriate Collection Account by a time specified in the prospectus supplement. To the extent specified in the prospectus supplement, any amounts that could be withdrawn from the Collection Account as described under "--Withdrawals" above may also be withdrawn from any of these collection accounts. The prospectus supplement will set forth any restrictions for any of these collection accounts, including investment restrictions and any restrictions for financial institutions with which any of these collection accounts may be maintained.

         The servicer will establish and maintain with the indenture trustee an account, in the name of the indenture trustee on behalf of the holders of Notes, into which amounts released from the Collection Account for distribution to the holders of Notes will be deposited and from which all distributions to the holders of Notes will be made.

         COLLECTION AND OTHER SERVICING PROCEDURES. The servicer is required to make reasonable efforts to collect all scheduled payments under the Assets and will follow or cause to be followed those collection procedures that it would follow with respect to assets that are comparable to the Assets and held for its own account, provided that those procedures are consistent with

                  (1) the terms of the related Agreement and any related hazard insurance policy or instrument of credit support, if any, included in the related trust fund described in this prospectus or under "Description of Credit Support,"

                  (2) applicable law and

                  (3) the general servicing standard specified in the prospectus supplement or, if no standard is so specified, its normal servicing practices (in either case, the "Servicing Standard").

         In connection, the servicer will be permitted in its discretion to waive any late payment charge or penalty interest in respect of a late payment on an Asset.

         Each servicer will also be required to perform other customary functions of a servicer of comparable assets, including maintaining hazard insurance policies as described in this prospectus and in any prospectus supplement, and filing and settling claims under these policies; maintaining, to the extent required by the Agreement, escrow or impoundment accounts of borrowers for payment of taxes, insurance and other items required to be paid by any borrower pursuant to the terms of the Assets; processing assumptions or substitutions in those cases where the servicer has determined not to enforce any applicable due-on-sale clause; attempting to cure delinquencies; supervising foreclosures or repossessions; inspecting and managing mortgaged properties or manufactured homes under some circumstances; and maintaining accounting records relating to the Assets. The servicer or any other entity specified in the prospectus supplement will be responsible for filing and settling claims in respect of particular Assets under any applicable instrument of credit support. See "Description of Credit Support."

         The servicer may agree to modify, waive or amend any term of any Asset in a manner consistent with the Servicing Standard so long as the modification, waiver or amendment will not (1) affect the amount or timing of any scheduled payments of principal or interest on the Asset or (2) in its judgment, materially impair the security for the Asset or reduce the likelihood of timely payment of amounts due on the Asset. The servicer also may agree to any modification, waiver or amendment that would so affect or impair the payments on, or the security for, an Asset if (1) in its judgment, a material default on the Asset has occurred or a payment default is reasonably foreseeable and (2) in its judgment, that modification, waiver or amendment is reasonably likely to produce a greater recovery with respect to the Asset on a present value basis than would liquidation. In the event of any modification, waiver or amendment of any Asset, the servicer will furnish a copy of that modification, waiver or amendment to the trustee (or its custodian).

         In the case of multifamily loans, a borrower's failure to make required mortgage loan payments may mean that operating income is insufficient to service the mortgage loan debt, or may reflect the diversion of that income from the servicing of the mortgage loan debt. In addition, a borrower under a multifamily loan that is unable to make mortgage loan payments may also be unable to make timely payment of all required taxes and otherwise to maintain and insure the related Mortgaged Property. In general, the servicer will be required to monitor any multifamily loan that is in default, evaluate whether the causes of the default can be corrected over a reasonable period without significant impairment of the value of related Mortgaged Property, initiate corrective action in cooperation with the borrower if cure is likely, inspect the related Multifamily Property and take those other actions as are consistent with the related Agreement. A significant period of time may elapse before the servicer is able to assess the success of servicer, can make the initial determination of appropriate action, evaluate the success of corrective action, develop additional initiatives, institute foreclosure proceedings and actually foreclose may vary considerably depending on the particular multifamily loan, the Multifamily Property, the borrower, the presence of an acceptable party to assume the multifamily loan and the laws of the jurisdiction in which the Multifamily Property is located.

         REALIZATION UPON DEFAULTED ASSETS

         Generally, the servicer is required to monitor any Asset that is in default, initiate corrective action in cooperation with the borrower if cure is likely, inspect the Asset and take any other actions as are consistent with the Servicing Standard. A significant period of time may elapse before the servicer is able to assess the success of that corrective action or the need for additional initiatives.

         Any Agreement relating to a trust fund that includes mortgage loans or contracts may grant to the servicer and/or the holder or holders of some classes of Notes or Certificates, as applicable, a right of first refusal to purchase from the trust fund at a predetermined purchase price any mortgage loan or contract as to which a specified number of scheduled payments under the Agreement are delinquent. Any right of first refusal granted to the holder of an Offered Security will be described in the prospectus supplement. The prospectus supplement will also describe any similar right granted to any person if the predetermined purchase price is less than the Purchase Price described above under "--Representations and Warranties; Repurchases."

         If specified in the prospectus supplement, the servicer may offer to sell any defaulted mortgage loan or contract described in the preceding paragraph and not otherwise purchased by any person having a right of first refusal with respect to that defaulted mortgage loan or contract, if and when the servicer determines, consistent with the Servicing Standard, so that a sale would produce a greater recovery on a present value basis than would liquidation through foreclosure, repossession or similar proceedings. The related Agreement will provide that any offering be made in a commercially reasonable manner for a specified period and that the servicer accept the highest cash bid received from any person (including itself, an affiliate of the servicer or any securityholder) that constitutes a fair price for that defaulted mortgage loan or contract. If there is no bid that is determined to be fair, the servicer will proceed with respect to that defaulted mortgage loan or contract as described below. Any bid in an amount at least equal to the Purchase Price described above under "--Representations and Warranties; Repurchases" will in all cases be deemed fair.

         The servicer, on behalf of the trustee, may at any time institute foreclosure proceedings, exercise any power of sale contained in any mortgage, obtain a deed in lieu of foreclosure, or otherwise acquire title to a Mortgaged Property securing a mortgage loan by operation of law or otherwise and may at any time repossess and realize upon any manufactured home, if that action is consistent with the Servicing Standard and a default on that mortgage loan or contract has occurred or, in the servicer's judgment, is imminent.

         If title to any Mortgaged Property is acquired by a trust fund as to which a REMIC election has been made, the servicer, on behalf of the trust fund, will be required to sell the Mortgaged Property within three years from the close of the calendar year of acquisition, unless (1) the Internal Revenue Service grants an extension of time to sell that property or (2) the trustee receives an opinion of independent counsel to the effect that the holding of the property by the trust fund longer than three years after the close of the calendar year of its acquisition will not result in the imposition of a tax on the trust fund or cause the trust fund to fail to qualify as a REMIC under the Code at any time that any Notes or Certificates, as applicable, are outstanding. Subject to the foregoing, the servicer will be required to (A) solicit bids for any Mortgaged Property so acquired in that manner as will be reasonably likely to realize a fair price for that property and (B) accept the first (and, if multiple bids are contemporaneously received, the highest) cash bid received from any person that constitutes a fair price.

         The limitations imposed by the related Agreement and the REMIC provisions of the Code (if a REMIC election has been made for the related trust fund) on the ownership and management of any Mortgaged Property acquired on behalf of the trust fund may result in the recovery of an amount less than the amount that would otherwise be recovered. See "Certain Legal Aspects of Mortgage Loans--Foreclosure."

         If recovery on a defaulted Asset under any related instrument of credit support is not available, the servicer nevertheless will be obligated to follow or cause to be followed those normal practices and procedures as it deems necessary or advisable to realize upon the defaulted Asset. If the proceeds of any liquidation of the property securing the defaulted Asset are less than the outstanding principal balance of the defaulted Asset plus interest accrued on the defaulted Asset at the applicable interest rate, plus the total amount of expenses incurred by the servicer in connection with those proceedings and which are reimbursable under the Agreement, the trust fund will realize a loss in the amount of that difference. The servicer will be entitled to withdraw or cause to be withdrawn from the Collection Account out of the Liquidation Proceeds recovered on any defaulted Asset, before the distribution of those Liquidation Proceeds to securityholders, amounts representing its normal servicing compensation on the Security, unreimbursed servicing expenses incurred with respect to the Asset and any unreimbursed advances of delinquent payments made with respect to the Asset.

         If any property securing a defaulted Asset is damaged the servicer is not required to expend its own funds to restore the damaged property unless it determines (1) that restoration will increase the proceeds to securityholders on liquidation of the Asset after reimbursement of the servicer for its expenses and (2) that its expenses will be recoverable by it from related Insurance Proceeds or Liquidation Proceeds.

         The pooling and servicing agreement will require the trustee, if it has not received a distribution for any Mortgage Security or Agency Security by the fifth business day after the date on which that distribution was due and payable pursuant to the terms of that Agency Security, to request the issuer or guarantor, if any, of that Mortgage Security or Agency Security to make that payment as promptly as possible and legally permitted to take legal action against that issuer or guarantor as the trustee deems appropriate under the circumstances, including the prosecution of any claims in connection therewith. The reasonable legal fees and expenses incurred by the trustee in connection with the prosecution of this legal action will be reimbursable to the trustee out of the proceeds of that action and will be retained by the trustee before the deposit of any remaining proceeds in the Collection Account pending distribution of the Collection Account to securityholders of the related series. If the proceeds of any legal action are insufficient to reimburse the trustee for its legal fees and expenses, the trustee will be entitled to withdraw from the Collection Account an amount equal to its expenses, and the trust fund may realize a loss in that amount.

         As servicer of the Assets, a servicer, on behalf of itself, the trustee and the securityholders, will present claims to the borrower under each instrument of credit support, and will take those reasonable steps as are necessary to receive payment or to permit recovery under these instruments for defaulted Assets.

         If a servicer or its designee recovers payments under any instrument of credit support for any defaulted Assets, the servicer will be entitled to withdraw or cause to be withdrawn from the Collection Account out of those proceeds, before distribution of the Collection Account to securityholders, amounts representing its normal servicing compensation on that Asset, unreimbursed servicing expenses incurred for the Asset and any unreimbursed advances of delinquent payments made with respect to the Asset. See "Hazard Insurance Policies" and "Description of Credit Support."

         HAZARD INSURANCE POLICIES

         MORTGAGE LOANS. Generally, each Agreement for a trust fund composed of mortgage loans will require the servicer to cause the borrower on each mortgage loan to maintain a hazard insurance policy (including flood insurance coverage, if obtainable, to the extent the property is located in a federally designated flood area, in an amount as is required under applicable guidelines) providing for the level of coverage that is required under the related Mortgage or, if any Mortgage permits its holder to dictate to the borrower the insurance coverage to be maintained on the related Mortgaged Property, then the level of coverage that is consistent with the Servicing Standard. That coverage will be in general in an amount equal to the lesser of the principal balance owing on that mortgage loan (but not less than the amount necessary to avoid the application of any co-insurance clause contained in the hazard insurance policy) and the amount necessary to fully compensate for any damage or loss to the improvements on the Mortgaged Property on a replacement cost basis or any other amount specified in the prospectus supplement. The ability of the servicer to assure that hazard insurance proceeds are appropriately applied may be dependent upon its being named as an additional insured under any hazard insurance policy and under any other insurance policy referred to below, or upon the extent to which information in this regard is furnished by borrowers. All amounts collected by the servicer under any of these policies (except for amounts to be applied to the restoration or repair of the Mortgaged Property or released to the borrower in accordance with the servicer's normal servicing procedures, subject to the terms and conditions of the related Mortgage and mortgage note) will be deposited in the Collection Account in accordance with the related Agreement.

         The Agreement may provide that the servicer may satisfy its obligation to cause each borrower to maintain a hazard insurance policy by the servicer's maintaining a blanket policy insuring against hazard losses on the mortgage loans. If the blanket policy contains a deductible clause, the servicer will be required to deposit in the Collection Account from its own funds all sums that would have been deposited in the Collection Account but for that clause.

         In general, the standard form of fire and extended coverage policy covers physical damage to or destruction of the improvements of the property by fire, lightning, explosion, smoke, windstorm and hail, and riot, strike and civil commotion, subject to the conditions and exclusions specified in each policy. Although the policies relating to the mortgage loans will be underwritten by different insurers under different state laws in accordance with different applicable state forms, and therefore will not contain identical terms and conditions, the basic terms of the policies are dictated by respective state laws, and most of these policies typically do not cover any physical damage resulting from war, revolution, governmental actions, floods and other water-related causes, earth movement (including earthquakes, landslides and mudflows), wet or dry rot, vermin, domestic animals and other kinds of uninsured risks.

         The hazard insurance policies covering the Mortgaged Properties securing the mortgage loans will typically contain a coinsurance clause that in effect requires the insured at all times to carry insurance of a specified percentage (generally 80% to 90%) of the full replacement value of the improvements on the property to recover the full amount of any partial loss. If the insured's coverage falls below this specified percentage, the coinsurance clause generally provides that the insurer's liability in the event of partial loss does not exceed the lesser of (1) the replacement cost of the improvements less physical depreciation and (2) that proportion of the loss as the amount of insurance carried bears to the specified percentage of the full replacement cost of those improvements.

         Each Agreement for a trust fund composed of mortgage loans will require the servicer to cause the borrower on each mortgage loan to maintain all other insurance coverage for the related Mortgaged Property as is consistent with the terms of the related Mortgage and the Servicing Standard, which insurance may typically include flood insurance (if the related Mortgaged Property was located at the time of origination in a federally designated flood area).

         Any cost incurred by the servicer in maintaining any insurance policy will be added to the amount owing under the mortgage loan where the terms of the mortgage loan so permit; provided, however, that the addition of that cost will not be taken into account for purposes of calculating the distribution to be made to securityholders. Those costs may be recovered by the servicer from the Collection Account, with interest, as provided by the Agreement.

         Under the terms of the mortgage loans, borrowers will generally be required to present claims to insurers under hazard insurance policies maintained on the related Mortgaged Properties. The servicer, on behalf of the trustee and securityholders, is obligated to present or cause to be presented claims under any blanket insurance policy insuring against hazard losses on Mortgaged Properties securing the mortgage loans. However, the ability of the servicer to present or cause to be presented those claims is dependent upon the extent to which information in this regard is furnished to the servicer by borrowers.

         CONTRACTS. Generally, the terms of the agreement for a trust fund composed of contracts will require the servicer to maintain for each contract one or more hazard insurance policies that provide, at a minimum, the same coverage as a standard form fire and extended coverage insurance policy that is customary for manufactured housing, issued by a company authorized to issue those policies in the state in which the manufactured home is located, and in an amount that is not less than the maximum insurable value of that manufactured home or the principal balance due from the borrower on the related contract, whichever is less; provided, however, that the amount of coverage provided by each hazard insurance policy must be sufficient to avoid the application of any co-insurance clause contained therein. When a manufactured home's location was, at the time of origination of the related contract, within a federally designated special flood hazard area, the servicer must cause flood insurance to be maintained, which coverage must be at least equal to the minimum amount specified in the preceding sentence or any lesser amount as may be available under the federal flood insurance program. Each hazard insurance policy caused to be maintained by the servicer must contain a standard loss payee clause in favor of the servicer and its successors and assigns. If any borrower is in default in the payment of premiums on its hazard insurance policy or policies, the servicer must pay those premiums out of its own funds, and may add separately the premiums to the borrower's obligation as provided by the contract, but may not add the premiums to the remaining principal balance of the contract.

         The servicer may maintain, in lieu of causing individual hazard insurance policies to be maintained for each manufactured home, and must maintain, to the extent that the related contract does not require the borrower to maintain a hazard insurance policy for the related manufactured home, one or more blanket insurance policies covering losses on the borrower's interest in the contracts resulting from the absence or insufficiency of individual hazard insurance policies. The servicer must pay the premium for that blanket policy on the basis described therein and must pay any deductible amount for claims under that policy relating to the contracts.

         FHA INSURANCE AND VA GUARANTEES

         FHA loans will be insured by the FHA as authorized under the Housing Act. Some FHA loans will be insured under various FHA programs including the standard FHA 203(b) program to finance the acquisition of one- to four-family housing units, the FHA 245 graduated payment mortgage program and the FHA Title I Program. These programs generally limit the principal amount and interest rates of the mortgage loans insured. The prospectus supplement for Notes or Certificates, as applicable, of each series evidencing interests in a trust fund including FHA loans will set forth additional information regarding the regulations governing the applicable FHA insurance programs. Except as otherwise specified in the prospectus supplement, the following describes FHA insurance programs and regulations as generally in effect for FHA loans.

         The insurance premiums for FHA loans are collected by lenders approved by the Department of Housing and Urban Development ("HUD") or by the servicer and are paid to the FHA. The regulations governing FHA single-family mortgage insurance programs provide that insurance benefits are payable either upon foreclosure (or other acquisition of possession) and conveyance of the mortgaged premises to the United States of America or upon assignment of the defaulted loan to the United States of America. For a defaulted FHA loan, the servicer is limited in its ability to initiate foreclosure proceedings. When it is determined, either by the servicer or HUD, that default was caused by circumstances beyond the borrower's control, the servicer is expected to make an effort to avoid foreclosure by entering, if feasible, into one of a number of available forms of forbearance plans with the borrower. Those plans may involve the reduction or suspension of regular mortgage payments for a specified period, with those payments to be made on or before the maturity date of the mortgage, or the recasting of payments due under the mortgage up to or, other than FHA loans originated under the FHA Title I Program, beyond the maturity date. In addition, when a default caused by those circumstances is accompanied by other criteria, HUD may provide relief by making payments to the servicer in partial or full satisfaction of amounts due under the FHA loan (which payments are to be repaid by the borrower to HUD) or by accepting assignment of the loan from the servicer. With some exceptions, at least three full monthly installments must be due and unpaid under the FHA loan, and HUD must have rejected any request for relief from the borrower before the servicer may initiate foreclosure proceedings.

         HUD has the option, in most cases, to pay insurance claims in cash or in debentures issued by HUD. Currently, claims are being paid in cash, and claims have not been paid in debentures since 1965. HUD debentures issued in satisfaction of FHA insurance claims bear interest at the applicable HUD debentures interest rate. To the extent specified in the prospectus supplement, the servicer of each single family FHA loan will be obligated to purchase any debenture issued in satisfaction of that FHA loan upon default for an amount equal to the principal amount of that debenture.

         Other than in relation to the FHA Title I Program, the amount of insurance benefits generally paid by the FHA is equal to the entire unpaid principal amount of the defaulted FHA loan adjusted to reimburse the servicer for some of its costs and expenses and to deduct amounts received or retained by the servicer after default. When entitlement to insurance benefits results from foreclosure (or other acquisition of possession) and conveyance to HUD, the servicer is compensated for no more than two-thirds of its foreclosure costs, and is compensated for interest accrued and unpaid before that date but in general only to the extent it was allowed pursuant to a forbearance plan approved by HUD. When entitlement to insurance benefits results from assignment of the FHA loan to HUD, the insurance payment includes full compensation for interest accrued and unpaid to the assignment date. The insurance payment itself, upon foreclosure of an FHA loan, bears interest from a date 30 days after the borrower's first uncorrected failure to perform any obligation to make any payment due under the mortgage and, upon assignment, from the date of assignment to the date of payment of the claim, in each case at the same interest rate as the applicable HUD debenture interest rate as described above.

         VA loans will be partially guaranteed by the VA under the Serviceman's Readjustment Act (a "VA Guaranty Policy"). For a defaulted VA loan, the servicer is, absent exceptional circumstances, authorized to announce its intention to foreclose only when the default has continued for three months. Generally, a claim for the guarantee is submitted after liquidation of the Mortgaged Property.

         The amount payable under the guarantee will be the percentage of the VA loan originally guaranteed applied to indebtedness outstanding as of the applicable date of computation specified in the VA regulations. Payments under the guarantee will be equal to the unpaid principal amount of that VA loan, interest accrued on the unpaid balance of that VA loan to the appropriate date of computation and limited expenses of the mortgagee, but in each case only to the extent that those amounts have not been recovered through liquidation of the Mortgaged Property. The amount payable under the guarantee may in no event exceed the amount of the original guarantee.

         FIDELITY BONDS AND ERRORS AND OMISSIONS INSURANCE

         Each Agreement will require that the servicer obtain and maintain in effect a fidelity bond or similar form of insurance coverage (which may provide blanket coverage) or any combination of these insuring against loss occasioned by fraud, theft or other intentional misconduct of the officers, employees and agents of the servicer. The related Agreement will allow the servicer to self-insure against loss occasioned by the errors and omissions of the officers, employees and agents of the servicer so long as the criteria set forth in the Agreement are met.

         DUE-ON-SALE CLAUSES

         The mortgage loans may contain clauses requiring the consent of the mortgagee to any sale or other transfer of the related Mortgaged Property, or due-on-sale clauses entitling the mortgagee to accelerate payment of the mortgage loan upon any sale, transfer or conveyance of the related Mortgaged Property. The servicer will generally enforce any due-on-sale clause to the extent it has knowledge of the conveyance or proposed conveyance of the underlying Mortgaged Property and it is entitled to do so under applicable law; provided, however, that the servicer will not take any action in relation to the enforcement of any due-on-sale clause that would:

         o adversely affect or jeopardize coverage under any applicable insurance policy or

         o materially increase the risk of default or delinquency on, or materially impair the security for, that mortgage loan.

         Any fee collected by or on behalf of the servicer for entering into an assumption agreement will be retained by or on behalf of the servicer as additional servicing compensation. See "Certain Legal Aspects of Mortgage Loans--Due-on-Sale Clauses."

         The contracts may also contain clauses requiring the consent of the mortgagee to any sale or other transfer of the related mortgaged property, or due-on-sale clauses. The servicer will generally permit that transfer so long as the transferee satisfies the servicer's then applicable underwriting standards. The purpose of those transfers is often to avoid a default by the transferring borrower.

         RETAINED INTEREST, SERVICING COMPENSATION AND PAYMENT OF EXPENSES

         The prospectus supplement for a series of Notes or Certificates, as applicable, will specify whether there will be any Retained Interest in the Assets, and, if so, the initial owner of this Retained Interest. If so, the Retained Interest will be established on a loan-by-loan basis and will be specified on an exhibit to the related Agreement. A "Retained Interest" in an Asset represents a specified portion of the interest payable on the Asset. The Retained Interest will be deducted from borrower payments as received and will not be part of the related trust fund.

          The servicer's primary servicing compensation for a series of Notes or Certificates, as applicable, will come from the periodic payment to it of a portion of the interest payment on each Asset or any other amount specified in the prospectus supplement. Since any Retained Interest and a servicer's primary compensation are percentages of the principal balance of each Asset, those amounts will decrease in accordance with the amortization of the Assets. The prospectus supplement for a series of Notes or Certificates, as applicable, evidencing interests in a trust fund that includes mortgage loans or contracts may provide that, as additional compensation, the servicer may retain all or a portion of assumption fees, modification fees, late payment charges or Prepayment Premiums collected from borrowers and any interest or other income that may be earned on funds held in the Collection Account or any account established by a servicer pursuant to the Agreement.

         The servicer may, to the extent provided in the prospectus supplement, pay from its servicing compensation expenses incurred in connection with its servicing and managing of the Assets, including payment of the fees and disbursements of the trustee and independent accountants, payment of expenses incurred in connection with distributions and reports to securityholders, and payment of any other expenses described in the prospectus supplement. Some other expenses, including expenses relating to defaults and liquidations on the Assets and, to the extent so provided in the prospectus supplement, interest on these expenses at the rate specified in the prospectus supplement may be borne by the trust fund.

         If and to the extent provided in the prospectus supplement, the servicer may be required to apply a portion of the servicing compensation otherwise payable to it in respect of any Due Period to interest shortfalls resulting from the voluntary prepayment of any Assets in the related trust fund during that period before their due dates.

         EVIDENCE AS TO COMPLIANCE

         Each Agreement relating to Assets that include mortgage loans or contracts, unless otherwise provided in the prospectus supplement, will provide that on or before a specified date in each year, beginning with the first of these dates at least six months after the related Cut-off Date, a firm of independent public accountants will furnish a statement to the trustee to the effect that, on the basis of the examination by that firm conducted substantially in compliance with either the Uniform Single Attestation Program for Mortgage Bankers, the Audit Program for Mortgages serviced for Freddie Mac or any other program used by the servicer, the servicing by or on behalf of the servicer of mortgage loans under agreements substantially similar to each other (including the related Agreement) was conducted in compliance with the terms of those agreements or that program except for any significant exceptions or errors in records that, in the opinion of the firm, either the Audit Program for Mortgages serviced for Freddie Mac, or paragraph 4 of the Uniform Single Attestation Program for Mortgage Bankers, or any other program, requires it to report.

         Each Agreement will also provide for delivery to the trustee, on or before a specified date in each year, of an officer's certificate of the servicer to the effect that the servicer has fulfilled its obligations under the Agreement throughout the preceding calendar year or other specified twelve-month period.

         CERTAIN MATTERS REGARDING SERVICERS, THE MASTER SERVICER AND THE DEPOSITOR

         The servicer or master servicer under each Agreement will be named in the prospectus supplement. The entities serving as servicer or master servicer may be affiliates of the depositor and may have other normal business relationships with the depositor or the depositor's affiliates. If applicable, reference in this prospectus to the servicer will also be deemed to be to the master servicer. Each Agreement will provide, in general, that:

         o The servicer may resign from its obligations and duties under the Agreement only upon a determination that its duties under the Agreement are no longer permissible under applicable law or are in material conflict by reason of applicable law with any other activities carried on by it, the other activities of the servicer so causing that conflict being of a type and nature carried on by the servicer at the date of the Agreement. No resignation will become effective until the trustee or a successor servicer has assumed the servicer's obligations and duties under the Agreement.

         o Neither any servicer, the depositor nor any director, officer, employee, or agent of a servicer or the depositor will be under any liability to the related trust fund or securityholders for any action taken, or for refraining from the taking of any action, in good faith pursuant to the Agreement; provided, however, that neither a servicer, the depositor nor any other person will be protected against any breach of a representation, warranty or covenant made in the related Agreement, or against any liability specifically imposed by the Agreement, or against any liability that would otherwise be imposed by reason of willful misfeasance, bad faith or gross negligence in the performance of obligations or duties under the Agreement or by reason of reckless disregard of obligations and duties under the Agreement.

         o Any servicer, the depositor and any director, officer, employee or agent of a servicer or the depositor will be entitled to indemnification by the related trust fund and will be held harmless against any loss, liability or expense incurred in connection with any legal action relating to the Agreement or the Notes or Certificates, as applicable; provided, however, that that indemnification will not extend to any loss, liability or expense

                  (1) specifically imposed by that Agreement or otherwise incidental to the performance of obligations and duties under the Agreement, including, in the case of a servicer, the prosecution of an enforcement action in respect of any specific mortgage loan or mortgage loans or contract or contracts (except as any loss, liability or expense will be otherwise reimbursable pursuant to that Agreement);

                  (2) incurred in connection with any breach of a representation, warranty or covenant made in that Agreement;

                  (3) incurred by reason of misfeasance, bad faith or gross negligence in the performance of obligations or duties under the Agreement, or by reason of reckless disregard of those obligations or duties;

                  (4) incurred in connection with any violation of any state or federal securities law; or

                  (5) imposed by any taxing authority if that loss, liability or expense is not specifically reimbursable pursuant to the terms of the related Agreement.

         o Neither any servicer nor the depositor will be under any obligation to appear in, prosecute or defend any legal action that is not incidental to its respective responsibilities under the Agreement and which in its opinion may involve it in any expense or liability. Any servicer or the depositor may, however, in its discretion undertake any action which it may deem necessary or desirable with respect to the Agreement and the rights and duties of the parties to the Agreement and the interests of the securityholders under the Agreement. In that event, the legal expenses and costs of that action and any liability resulting will be expenses, costs and liabilities of the securityholders, and the servicer or the depositor, as the case may be, will be entitled to be reimbursed therefor and to charge the Collection Account.

         Any person into which the servicer or the depositor may be merged or consolidated, or any person resulting from any merger or consolidation to which the servicer or the depositor is a party, or any person succeeding to the business of the servicer or the depositor, may be the successor of the servicer or the depositor, as the case may be, under the terms of the related Agreement.

         SPECIAL SERVICERS

         If and to the extent specified in the prospectus supplement, a special servicer (a "Special servicer") may be a party to the related Agreement or may be appointed by the servicer or another specified party to perform specified duties in respect of servicing the related mortgage loans that would otherwise be performed by the servicer (for example, the workout and/or foreclosure of defaulted mortgage loans). The rights and obligations of any Special servicer will be specified in the prospectus supplement, and the servicer will be liable for the performance of a Special servicer only if, and to the extent, set forth in the prospectus supplement.

         EVENTS OF DEFAULT UNDER THE AGREEMENT

         Events of default under the related Agreement will generally include:

         o any failure by the servicer to distribute or cause to be distributed to securityholders, or to remit to the trustee for distribution to securityholders, any required payment that continues after a grace period, if any;

         o any failure by the servicer duly to observe or perform in any material respect any of its other covenants or obligations under the Agreement that continues unremedied for 30 days after written notice of that failure has been given to the servicer by the trustee or the depositor, or to the servicer, the depositor and the trustee by securityholders evidencing not less than 25% of the voting rights for that series;

         o any breach of a representation or warranty made by the servicer under the Agreement that materially and adversely affects the interests of securityholders and which continues unremedied for 30 days after written notice of that breach has been given to the servicer by the trustee or the depositor, or to the servicer, the depositor and the trustee by the holders of Notes or Certificates, as applicable, evidencing not less than 25% of the voting rights for that series; and

         o some events of insolvency, readjustment of debt, marshaling of assets and liabilities or similar proceedings and actions by or on behalf of the servicer indicating its insolvency or inability to pay its obligations.

         Material variations to the foregoing events of default (other than to shorten cure periods or eliminate notice requirements) will be specified in the prospectus supplement. The trustee will, not later than the later of 60 days or any other period specified in the prospectus supplement after the occurrence of any event that constitutes or, with notice or lapse of time or both, would constitute an event of default and five days after specific officers of the trustee become aware of the occurrence of that event, transmit by mail to the depositor and all securityholders of the applicable series notice of that occurrence, unless that default has been cured or waived.

         RIGHTS UPON EVENT OF DEFAULT UNDER THE AGREEMENTS

         So long as an event of default under an Agreement remains unremedied, the depositor or the trustee may, and at the direction of holders of Notes or Certificates, as applicable, evidencing not less than 51% (or any other percentage specified in the Agreement) of the voting rights for that series, the trustee will terminate all of the rights and obligations of the servicer under the Agreement and in and to the mortgage loans (other than as a securityholder or as the owner of any Retained Interest), whereupon the trustee will succeed to all of the responsibilities, duties and liabilities of the servicer under the Agreement (except that if the trustee is prohibited by law from obligating itself to make advances regarding delinquent Assets, or if the prospectus supplement so specifies, then the trustee will not be obligated to make those advances) and will be entitled to similar compensation arrangements. If the trustee is unwilling or unable so to act, it may or, at the written request of the holders of Notes or Certificates, as applicable, entitled to at least 51% (or any other percentage specified in the Agreement) of the voting rights for that series, it must appoint, or petition a court of competent jurisdiction for the appointment of, a loan servicing institution acceptable to the rating agency with a net worth at the time of that appointment of at least $15,000,000 (or any other amount specified in the Agreement) to act as successor to the servicer under the Agreement. Pending that appointment, the trustee is obligated to act in that capacity. The trustee and any successor servicer may agree upon the servicing compensation to be paid, which in no event may be greater than the compensation payable to the servicer under the Agreement.

         The holders of Notes or Certificates, as applicable, representing at least 66 2/3% (or any other percentage specified in the Agreement) of the voting rights allocated to the respective classes of Notes or Certificates, as applicable, affected by any event of default will be entitled to waive that event of default; provided, however, that an Event of Default involving a failure to distribute a required payment to securityholders described in clause
(1) under "Events of Default under the Agreements" may be waived only by all of the securityholders. Upon any waiver of an event of default, that event of default will cease to exist and will be deemed to have been remedied for every purpose under the Agreement.

         No securityholders will have the right under any Agreement to institute any proceeding with respect to the Agreement unless that holder previously has given to the trustee written notice of default and unless the holders of Notes or Certificates, as applicable, evidencing not less than 25% (or any other percentage specified in the Agreement) of the voting rights have made written request upon the trustee to institute that proceeding in its own name as trustee under the Agreement and have offered to the trustee reasonable indemnity, and the trustee for 60 days (or any other number of days specified in the Agreement) has neglected or refused to institute any proceeding. The trustee, however, is under no obligation to exercise any of the trusts or powers vested in it by any Agreement or to make any investigation of matters arising under the Agreement or to institute, conduct or defend any litigation under the Agreement or in relation to the Agreement at the request, order or direction of any of the securityholders covered by that Agreement, unless those securityholders have offered to the trustee reasonable security or indemnity against the costs, expenses and liabilities that may be incurred.

         The manner of determining the voting rights of a Security or class or classes of Notes or Certificates, as applicable, will be specified in the Agreement.

         AMENDMENT

         In general, each Agreement may be amended by the parties to it, without the consent of any securityholders covered by the Agreement, to

                  (1) cure any ambiguity or mistake;

                  (2) correct, modify or supplement any provision in the Agreement that may be inconsistent with any other provision in the Agreement or with the prospectus supplement;

                  (3) make any other provisions with respect to matters or questions arising under the Agreement that are not materially inconsistent with the provisions of the Agreement; or

                  (4) comply with any requirements imposed by the Code; provided that, in the case of clause (3), that amendment will not adversely affect in any material respect the interests of any securityholders covered by the Agreement as evidenced either by an opinion of counsel to that effect or the delivery to the trustee of written notification from each rating agency that provides, at the request of the depositor, a rating for the Offered Notes or Offered Certificates, as applicable, of the related series to the effect that that amendment or supplement will not cause that rating agency to lower or withdraw the then current rating assigned to those Notes or Certificates, as applicable.

         In general, each Agreement may also be amended by the depositor, the servicer, if any, and the trustee, with the consent of the securityholders affected by the amendment evidencing not less than 51% (or any other percentage specified in the Agreement) of the voting rights, for any purpose; provided, however, no amendment may (1) reduce in any manner the amount of, or delay the timing of, payments received or advanced on Assets that are required to be distributed on any Security without the consent of the securityholder or (2) reduce the consent percentages described in this paragraph without the consent of all the securityholders covered by the Agreement then outstanding. However, for any series of Notes or Certificates, as applicable, as to which a REMIC election is to be made, the trustee will not consent to any amendment of the Agreement unless it has first have received an opinion of counsel to the effect that that amendment will not result in the imposition of a tax on the related trust fund or, if applicable, cause the related trust fund to fail to qualify as a REMIC, at any time that the related Notes or Certificates, as applicable, are outstanding.

         THE TRUSTEE

         The trustee under each Agreement will be named in the prospectus supplement. The commercial bank, national banking association, banking corporation or trust company serving as trustee may have a banking relationship with the depositor and its affiliates, with any servicer and its affiliates and with any master servicer and its affiliates. To the extent consistent with its fiduciary obligations as trustee, the trustee may delegate its duties to one or more agents as provided in the Agreement.

         DUTIES OF THE TRUSTEE

         The trustee will make no representations as to the validity or sufficiency of any Agreement, the Notes or Certificates, as applicable, or any Asset or related document and is not accountable for the use or application by or on behalf of any servicer of any funds paid to the master servicer or its designee in respect of the Notes or Certificates, as applicable, or the Assets, or deposited into or withdrawn from the Collection Account or any other account by or on behalf of the servicer. If no Event of Default has occurred and is continuing, the trustee is required to perform only those duties specifically required under the related Agreement, as applicable. However, upon receipt of the various certificates, reports or other instruments required to be furnished to it, the trustee is required to examine those documents and to determine whether they conform to the requirements of the Agreement.

         CERTAIN MATTERS REGARDING THE TRUSTEE

         The trustee and any director, officer, employee or agent of the trustee will be entitled to indemnification out of the Collection Account for any loss, liability or expense (including costs and expenses of litigation, and of investigation, counsel fees, damages, judgments and amounts paid in settlement) incurred in connection with the trustee's

         (1) enforcing its rights and remedies and protecting the interests of the securityholders during the continuance of an Event of Default,

         (2) defending or prosecuting any legal action in respect of the related Agreement or series of Notes or Certificates, as applicable,

         (3) being the mortgagee of record for the mortgage loans in a trust fund and the owner of record for any Mortgaged Property acquired in respect thereof for the benefit of securityholders, or

         (4) acting or refraining from acting in good faith at the direction of the holders of the related series of Notes or Certificates, as applicable, entitled to not less than 25% (or any other percentage as is specified in the related Agreement for any particular matter) of the voting rights for that series;

provided, however, that this indemnification will not extend to any loss, liability or expense that constitutes a specific liability of the trustee pursuant to the related Agreement, or to any loss, liability or expense incurred by reason of willful misfeasance, bad faith or negligence on the part of the trustee in the performance of its obligations and duties under the Agreement, or by reason of its reckless disregard of those obligations or duties, or as may arise from a breach of any representation, warranty or covenant of the trustee made in the Agreement.

         RESIGNATION AND REMOVAL OF THE TRUSTEE

         The trustee may at any time resign from its obligations and duties under an Agreement by giving written notice of its resignation to the depositor, the servicer, if any, each rating agency, and all securityholders. Upon receiving that notice of resignation, the depositor is required promptly to appoint a successor trustee acceptable to the servicer, if any. If no successor trustee has been so appointed and has accepted appointment within 30 days after the giving of that notice of resignation, the resigning trustee may petition any court of competent jurisdiction for the appointment of a successor trustee.

         If at any time the trustee ceases to be eligible to continue as a trustee under the related Agreement, or if at any time the trustee becomes incapable of acting, or is adjudged bankrupt or insolvent, or a receiver of the trustee or of its property is appointed, or any public officer takes charge or control of the trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, or if a change in the financial condition of the trustee has adversely affected or will adversely affect the rating on any class of the Notes or Certificates, as applicable, then the depositor and/or a party specified in the related Agreement may remove the trustee and appoint a successor trustee acceptable to the master servicer, if any, according to the terms of the related Agreement. Securityholders of any series entitled to at least 51% (or any other percentage specified in the prospectus supplement) of the voting rights for that series may at any time remove the trustee without cause and appoint a successor trustee.

         Any resignation or removal of the trustee and appointment of a successor trustee will not become effective until acceptance of appointment by the successor trustee.

MATERIAL TERMS OF THE INDENTURE

         GENERAL

         The following summary describes the material provisions that may appear in each indenture. The prospectus supplement for a series of Notes will describe any provision of the indenture relating to that series that materially differs from the description of that provision contained in this prospectus. The summaries do not purport to be complete and are subject to, and are qualified by reference to, all of the provisions of the indenture for a series of Notes. A form of an indenture has been filed as an exhibit to the Registration Statement of which this prospectus is a part. The depositor will provide a copy of the indenture (without exhibits) relating to any series of Notes without charge upon written request of a securityholder of that series addressed to Deutsche Alt-A Securities, Inc., 60 Wall Street, New York, New York 10005, Attention: Jay Strauss.

         EVENTS OF DEFAULT

         Events of default under the indenture for each series of Notes will generally include:

         o a default for thirty days (or any other number of days specified in the prospectus supplement) or more in the payment of any principal of or interest on a Note of that series, to the extent specified in the prospectus supplement;

         o failure to perform any other covenant of the depositor or the trust fund in the indenture that continues for a period of sixty days (or any other number of days specified in the prospectus supplement or the indenture) after notice of the failure is given in accordance with the procedures described in the prospectus supplement;

         o any representation or warranty made by the depositor or the trust fund in the indenture or in any certificate or other writing delivered pursuant to the indenture or in connection with the indenture with respect to or affecting that series having been incorrect in a material respect as of the time made, and that breach is not cured within sixty days (or any other number of days specified in the prospectus supplement) after notice of the breach is given in accordance with the procedures described in the prospectus supplement;

         o specified events of bankruptcy, insolvency, receivership or liquidation of the trust fund; or

         o any other event of default provided with respect to Notes of that series.

         If an event of default with respect to the Notes of any series at the time outstanding occurs and is continuing, subject to and in accordance with the terms of the indenture, either the indenture trustee or the holders of a majority of the then total outstanding amount of the Notes of that series may declare the principal amount (or, if the Notes of that series are Accrual Securities, that portion of the principal amount as may be specified in the terms of that series, as provided in the indenture) of all the Notes of that series to be due and payable immediately. That declaration may, under some circumstances, be rescinded and annulled by the securityholders of a majority in total outstanding amount of the Notes of that series.

         If, following an event of default with respect to any series of Notes, the Notes of that series have been declared to be due and payable, the indenture trustee may, in its discretion, notwithstanding that acceleration, elect to maintain possession of the collateral securing the Notes of that series and to continue to apply distributions on that collateral as if there had been no declaration of acceleration if that collateral continues to provide sufficient funds for the payment of principal of and interest on the Notes of that series as they would have become due if there had not been that declaration. In addition, the indenture trustee may not sell or otherwise liquidate the collateral securing the Notes of a series following an event of default, other than a default in the payment of any principal or interest on any Note of that series for thirty days or more, unless

                  (1) the holders of 100% (or any other percentage specified in the indenture) of the then total outstanding amount of the Notes of that series consent to that sale;

                  (2) the proceeds of that sale or liquidation are sufficient to pay in full the principal of and accrued interest, due and unpaid, on the outstanding Notes of that series at the date of that sale; or

                  (3) the indenture trustee determines that that collateral would not be sufficient on an ongoing basis to make all payments on the Notes as those payments would have become due if the Notes had not been declared due and payable, and the indenture trustee obtains the consent of the holders of 66 2/3% (or any other percentage specified in the indenture) of the then total outstanding amount of the Notes of that series.

         If so specified in the prospectus supplement, only holders of particular classes of Notes will have the right to declare the Notes of that series to be immediately due and payable in the event of a payment default, as described above, and to exercise the remedies described above.

         If the indenture trustee liquidates the collateral in connection with an event of default involving a default for thirty days (or any other number of days specified in the indenture) or more in the payment of principal of or interest on the Notes of a series, the indenture provides that the indenture trustee will have a prior lien on the proceeds of any liquidation for unpaid fees and expenses. As a result, upon the occurrence of that event of default, the amount available for distribution to the securityholders would be less than would otherwise be the case. However, the indenture trustee may not institute a proceeding for the enforcement of its lien except in connection with a proceeding for the enforcement of the lien of the indenture for the benefit of the securityholders after the occurrence of that event of default.

         To the extent provided in the prospectus supplement, in the event the principal of the Notes of a series is declared due and payable, as described above, the holders of any Notes issued at a discount from par may be entitled to receive no more than an amount equal to the unpaid principal amount of the Notes less the amount of the discount that is unamortized.

         Subject to the provisions of the indenture relating to the duties of the indenture trustee, in case an event of default occurs and continues for a series of Notes, the indenture trustee will be under no obligation to exercise any of the rights or powers under the indenture at the request or direction of any of the securityholders of that series, unless those holders offer to the indenture trustee security or indemnity satisfactory to it against the costs, expenses and liabilities that might be incurred by it in complying with that request or direction. Subject to those provisions for indemnification and some limitations contained in the indenture, the holders of a majority of the then total outstanding amount of the Notes of that series will have the right to direct the time, method and place of conducting any proceeding for any remedy available to the indenture trustee or exercising any trust or power conferred on the indenture trustee with respect to the Notes of that series, and the holders of a majority of the then total outstanding amount of the Notes of that series may, in some cases, waive any default with respect to the Notes, except a default in the payment of principal or interest or a default in respect of a covenant or provision of the indenture that cannot be modified without the waiver or consent of all the holders of the outstanding Notes of that series affected.

         DISCHARGE OF INDENTURE

         The indenture will be discharged, subject to the provisions of the indenture, for a series of Notes (except for continuing rights specified in the indenture) upon the delivery to the indenture trustee for cancellation of all the Notes of that series or, with some limitations, upon deposit with the indenture trustee of funds sufficient for the payment in full of all of the Notes of that series.

         With some limitations, the indenture will provide that, if specified for the Notes of any series, the related trust fund will be discharged from any and all obligations in respect of the Notes of that series (except for obligations specified in the indenture including obligations relating to temporary Notes and exchange of Notes, to register the transfer of or exchange Notes of that series, to replace stolen, lost or mutilated Notes of that series, to maintain paying agencies and to hold monies for payment in trust) upon the deposit with the indenture trustee, in trust, of money and/or direct obligations of or obligations guaranteed by the United States of America which through the payment of interest and principal in respect of the Notes in accordance with their terms will provide money in an amount sufficient to pay the principal of and each installment of interest on the Notes of that series on the maturity date for those Notes and any installment of interest on those Notes in accordance with the terms of the indenture and the Notes of that series. In the event of any defeasance and discharge of Notes of that series, holders of Notes of that series would be able to look only to that money and/or those direct obligations for payment of principal and interest, if any, on their Notes until maturity.

         INDENTURE TRUSTEE'S ANNUAL REPORT

         The indenture trustee for each series of Notes will be required to mail each year to all related securityholders a brief report, as provided in the indenture, relating to its eligibility and qualification to continue as indenture trustee under the related indenture, any amounts advanced by it under the indenture, the amount, interest rate and maturity date of indebtedness owing by that Trust to the applicable indenture trustee in its individual capacity, the property and funds physically held by the indenture trustee in its capacity as indenture trustee and any action taken by it that materially affects the Notes and that has not been previously reported.

         THE INDENTURE TRUSTEE

         The indenture trustee for a series of Notes will be specified in the prospectus supplement. The indenture trustee for any series may resign at any time in accordance with the terms of the indenture, in which event the depositor or the appropriate party designated in the indenture will be obligated to appoint a successor trustee for that series. The depositor or the appropriate party designated in the indenture may also remove any indenture trustee if that indenture trustee ceases to be eligible to continue as the indenture trustee under the related indenture, if that indenture trustee becomes insolvent or for any other grounds specified in the indenture. In those circumstances the depositor or the appropriate party designated in the indenture will be obligated to appoint a successor trustee for the applicable series of Notes. Any resignation or removal of the indenture trustee and appointment of a successor trustee for any series of Notes does not become effective until acceptance of the appointment by the successor trustee for that series.

         The bank or trust company serving as indenture trustee may have a banking relationship with the depositor or any of its affiliates, a servicer or any of its affiliates or the master servicer or any of its affiliates. To the extent consistent with its fiduciary obligations as indenture trustee, the indenture trustee may delegate its duties to one or more agents as provided in the indenture and the Agreement.

                          DESCRIPTION OF CREDIT SUPPORT

GENERAL

         For any series of Notes or Certificates, as applicable, credit support may be provided for one or more classes of the series or the related Assets. Credit support may be in the form of:

         o the subordination of one or more classes of Notes or Certificates, as applicable;

         o        letters of credit;

         o        insurance policies;

         o        guarantees;

         o        the establishment of one or more reserve funds; or

         o any other method of credit support described in the prospectus supplement, or any combination of the foregoing.

         Any form of credit support may be structured so as to be drawn upon by more than one series to the extent described in the prospectus supplement.

         The coverage provided by any credit support will be described in the prospectus supplement. Generally, that coverage will not provide protection against all risks of loss and will not guarantee repayment of the entire Security Balance of the Notes or Certificates, as applicable, and interest on the Security Balance. If losses or shortfalls occur that exceed the amount covered by credit support or that are not covered by credit support, securityholders will bear their allocable share of deficiencies. Moreover, if a form of credit support covers more than one series of Notes or Certificates, as applicable, (each, a "Covered Trust"), securityholders evidencing interests in any of those Covered Trusts will be subject to the risk that the credit support will be exhausted by the claims of other Covered Trusts before that Covered Trust receiving any of its intended share of that coverage.

         If credit support is provided for one or more classes of Notes or Certificates, as applicable, of a series, or the related Assets, the prospectus supplement will include a description of

         (a)      the nature and amount of coverage under that credit support,

         (b) any conditions to payment under the prospectus supplement not otherwise described in this prospectus,

         (c) the conditions (if any) under which the amount of coverage under that credit support may be reduced and under which that credit support may be terminated or replaced and

         (d)      the material provisions relating to that credit support.

         Additionally, the prospectus supplement will set forth information with respect to the obligor under any financial guaranty insurance policy, letter of credit, guarantee or similar instrument of credit support, including

         (1)      a brief description of its principal business activities,

         (2) its principal place of business, place of incorporation and the jurisdiction under which it is chartered or licensed to do business,

         (3) if applicable, the identity of regulatory agencies that exercise primary jurisdiction over the conduct of its business and

         (4) its total assets, and its stockholders' or policyholders' surplus, if applicable, as of the date specified in the prospectus supplement.

SUBORDINATE SECURITIES

         One or more classes of Notes or Certificates, as applicable, of a series may be Subordinate Notes or Subordinate Certificates, as applicable, if specified in the prospectus supplement. The rights of the holders of Subordinate Notes or Subordinate Certificates, as applicable, to receive distributions of principal and interest from the Collection Account on any Distribution Date will be subordinated to those rights of the holders of Senior Notes or Senior Certificates, as applicable. The subordination of a class may apply only in the event of (or may be limited to) particular types of losses or shortfalls. The prospectus supplement will set forth information concerning the amount of subordination of a class or classes of Subordinate Notes or Subordinate Certificates, as applicable, in a series, the circumstances in which that subordination will be applicable and the manner, if any, in which the amount of subordination will be effected.

CROSS-SUPPORT PROVISIONS

         If the Assets for a series are divided into separate groups, each supporting a separate class or classes of Notes or Certificates, as applicable, of a series, credit support may be provided by cross-support provisions requiring that distributions be made on Senior Notes or Senior Certificates, as applicable, evidencing interests in one group of mortgage loans before distributions on Subordinate Notes or Subordinate Certificates, as applicable, evidencing interests in a different group of mortgage loans within the trust fund. The prospectus supplement for a series that includes a cross-support provision will describe the manner and conditions for applying those provisions.

LIMITED GUARANTEE

         If specified in the prospectus supplement for a series of Notes or Certificates, as applicable, credit enhancement may be provided in the form of a limited guarantee issued by a guarantor named in the prospectus supplement.

FINANCIAL GUARANTY INSURANCE POLICY OR SURETY BOND

         Credit enhancement may be provided in the form of a financial guaranty insurance policy or a surety bond issued by an insurer named in the policy or surety bond, if specified in the prospectus supplement.

LETTER OF CREDIT

         Alternative credit support for a series of Notes or Certificates, as applicable, may be provided by the issuance of a letter of credit by the bank or financial institution specified in the prospectus supplement. The coverage, amount and frequency of any reduction in coverage provided by a letter of credit issued for a series of Notes or Certificates, as applicable, will be set forth in the prospectus supplement relating to that series.

POOL INSURANCE POLICIES

         If specified in the prospectus supplement relating to a series of Notes or Certificates, as applicable, a pool insurance policy for the mortgage loans in the related trust fund will be obtained. The pool insurance policy will cover any loss (subject to the limitations described in the prospectus supplement) by reason of default to the extent a related mortgage loan is not covered by any primary mortgage insurance policy. The amount and principal terms of any pool insurance coverage will be set forth in the prospectus supplement.

SPECIAL HAZARD INSURANCE POLICIES

         A special hazard insurance policy may also be obtained for the related trust fund, if specified in the prospectus supplement, in the amount set forth in the prospectus supplement. The special hazard insurance policy will, subject to the limitations described in the prospectus supplement, protect against loss by reason of damage to Mortgaged Properties caused by hazards not insured against under the standard form of hazard insurance policy for the respective states, in which the Mortgaged Properties are located. The amount and principal terms of any special hazard insurance coverage will be set forth in the prospectus supplement.

BORROWER BANKRUPTCY BOND

         Losses resulting from a bankruptcy proceeding relating to a borrower affecting the mortgage loans in a trust fund for a series of Notes or Certificates, as applicable, will, if specified in the prospectus supplement, be covered under a borrower bankruptcy bond (or any other instrument that will not result in a downgrading of the rating of the Notes or Certificates, as applicable, of a series by the rating agency or agencies that rate that series). Any borrower bankruptcy bond or any other instrument will provide for coverage in an amount meeting the criteria of the rating agency or agencies rating the Notes or Certificates, as applicable, of the related series, which amount will be set forth in the prospectus supplement. The amount and principal terms of any borrower bankruptcy coverage will be set forth in the prospectus supplement.

RESERVE FUNDS

         If so provided in the prospectus supplement for a series of Notes or Certificates, as applicable, deficiencies in amounts otherwise payable on those Notes or Certificates, as applicable, or specific classes of Notes or Certificates, as applicable, will be covered by one or more reserve funds in which cash, a letter of credit, Permitted Investments, a demand note or a combination of these will be deposited, in the amounts so specified in the prospectus supplement. The reserve funds for a series may also be funded over time by depositing a specified amount of the distributions received on the related Assets as specified in the prospectus supplement.

         Amounts on deposit in any reserve fund for a series, together with the reinvestment income on these amounts, if any, will be applied for the purposes, in the manner, and to the extent specified in the prospectus supplement. A reserve fund may be provided to increase the likelihood of timely distributions of principal of and interest on the Notes or Certificates, as applicable. If specified in the prospectus supplement, reserve funds may be established to provide limited protection against only some types of losses and shortfalls. Following each Distribution Date amounts in a reserve fund in excess of any amount required to be maintained in the reserve fund may be released from the reserve fund under the conditions and to the extent specified in the prospectus supplement and will not be available for further application to the Notes or Certificates, as applicable.

         Money deposited in any reserve funds will be invested in Permitted Investments, to the extent specified in the prospectus supplement. To the extent specified in the prospectus supplement, any reinvestment income or other gain from those investments will be credited to the related reserve fund for that series, and any loss resulting from those investments will be charged to the reserve fund. However, that income may be payable to any related servicer or another service provider or other entity. To the extent specified in the prospectus supplement, the reserve fund, if any, for a series will not be a part of the trust fund.

         Additional information concerning any reserve fund will be set forth in the prospectus supplement, including the initial balance of the reserve fund, the balance required to be maintained in the reserve fund, the manner in which the required balance will decrease over time, the manner of funding the reserve fund, the purposes for which funds in the reserve fund may be applied to make distributions to securityholders and use of investment earnings from the reserve fund, if any.

OVERCOLLATERALIZATION

         If specified in the prospectus supplement, subordination provisions of a trust fund may be used to accelerate to a limited extent the amortization of one or more classes of Notes or Certificates, as applicable, relative to the amortization of the related Assets. The accelerated amortization is achieved by the application of excess interest to the payment of principal of one or more classes of Notes or Certificates, as applicable. This acceleration feature creates, for the Assets or groups of Assets, overcollateralization, which is the excess of the total principal balance of the related Assets, or a group of related Assets, over the principal balance of the related class or classes of Notes or Certificates, as applicable. This acceleration may continue for the life of the related Security, or may be limited. In the case of limited acceleration, once the required level of overcollateralization is reached, and subject to the provisions specified in the prospectus supplement, the limited acceleration feature may cease, unless necessary to maintain the required level of overcollateralization.

PRIMARY MORTGAGE INSURANCE POLICIES

         The servicer will maintain or cause to be maintained with respect to each mortgage loan, a primary mortgage insurance policy in accordance with the underwriting standards described in the related prospectus supplement. Although the terms and conditions of primary mortgage insurance policies differ, each primary mortgage insurance policy will generally cover losses up to an amount equal to the excess of the unpaid principal amount of a defaulted mortgage loan, plus accrued and unpaid interest thereon and approved expenses, over a specified percentage of the value of the related mortgaged property.

         As conditions to the filing or payment of a claim under a primary mortgage insurance policy, the insured will typically be required, in the event of default by the borrower, to:

         advance or discharge (a) hazard insurance premiums and (b) as necessary and approved in advance by the insurer, real estate taxes, property protection and preservation expenses and foreclosure and related costs, in the event of any physical loss or damage to the mortgaged property, have the mortgaged property restored to at least its condition at the effective date of the primary mortgage insurance policy, ordinary wear and tear excepted, and tender to the insurer good and merchantable title to, and possession of, the mortgaged property.

                     CERTAIN LEGAL ASPECTS OF MORTGAGE LOANS

         The following discussion contains summaries, which are general in nature, of legal aspects of loans secured by single-family or multi-family residential properties. Because these legal aspects are governed primarily by applicable state law (which laws may differ substantially), the summaries do not purport to be complete nor to reflect the laws of any particular state, nor to encompass the laws of all states in which the security for the mortgage loans is situated. The summaries are qualified in their entirety by reference to the applicable federal and state laws governing the mortgage loans. In this regard, the following discussion does not fully reflect federal regulations for FHA loans and VA loans. See "Description of The Trust Funds--FHA Loans and VA Loans," "Description of the Agreements--Material Terms of the Pooling and Servicing Agreements and Underlying Servicing Agreements--FHA Insurance and VA Guarantees" and "Description of the Trust Funds--Assets."

GENERAL

         All of the mortgage loans are evidenced by a note or bond and secured by instruments granting a security interest in real property which may be mortgages, deeds of trust, security deeds or deeds to secure debt, depending on the prevailing practice and law in the state in which the Mortgaged Property is located. Mortgages, deeds of trust and deeds to secure debt are in this prospectus collectively referred to as "mortgages." Any of the foregoing types of mortgages will create a lien upon, or grant a title interest in, the subject property, the priority of which will depend on the terms of the particular security instrument, as well as separate, recorded, contractual arrangements with others holding interests in the mortgaged property, the knowledge of the parties to that instrument as well as the order of recordation of the instrument in the appropriate public recording office. However, recording does not generally establish priority over governmental claims for real estate taxes and assessments and other charges imposed under governmental police powers.

TYPES OF MORTGAGE INSTRUMENTS

         A mortgage either creates a lien against or constitutes a conveyance of real property between two parties -a borrower (usually the owner of the subject property) and a mortgagee (the lender). In contrast, a deed of trust is a three-party instrument, among a trustor (the equivalent of a borrower), a trustee to whom the mortgaged property is conveyed, and a beneficiary (the lender) for whose benefit the conveyance is made. As used in this prospectus, unless the context otherwise requires, "borrower" includes the trustor under a deed of trust and a grantor under a security deed or a deed to secure debt.

         Under a deed of trust, the borrower grants the property, irrevocably until the debt is paid, in trust, generally with a power of sale as security for the indebtedness evidenced by the related note. A deed to secure debt typically has two parties. By executing a deed to secure debt, the grantor conveys title to, as opposed to merely creating a lien upon, the subject property to the grantee until the underlying debt is repaid, generally with a power of sale as security for the indebtedness evidenced by the related mortgage note.

         In case the borrower under a mortgage is a land trust, there would be an additional party because legal title to the property is held by a land trustee under a land trust agreement for the benefit of the borrower. At origination of a mortgage loan involving a land trust, the borrower executes a separate undertaking to make payments on the mortgage note. The mortgagee's authority under a mortgage, the trustee's authority under a deed of trust and the grantee's authority under a deed to secure debt are governed by the express provisions of the mortgage, the law of the state in which the real property is located, some federal laws (including the Servicemembers' Civil Relief Act of 2003) and, in some cases, in deed of trust transactions, the directions of the beneficiary.

         The mortgages that encumber multifamily properties may contain an assignment of rents and leases, pursuant to which the borrower assigns to the lender the borrower's right, title and interest as landlord under each lease and the income derived therefrom, while retaining a revocable license to collect the rents for so long as there is no default. If the borrower defaults, the license terminates and the lender is entitled to collect the rents. Local law may require that the lender take possession of the property and/or obtain a court-appointed receiver before becoming entitled to collect the rents.

INTEREST IN REAL PROPERTY

         The real property covered by a mortgage, deed of trust, security deed or deed to secure debt is most often the fee estate in land and improvements. However, that instrument may encumber other interests in real property such as a tenant's interest in a lease of land or improvements, or both, and the leasehold estate created by that lease. An instrument covering an interest in real property other than the fee estate requires special provisions in the instrument creating that interest or in the mortgage, deed of trust, security deed or deed to secure debt, to protect the mortgagee against termination of that interest before the mortgage, deed of trust, security deed or deed to secure debt is paid. The depositor, the Asset Seller or other entity specified in the prospectus supplement will make representations and warranties in the Agreement or representations and warranties will be assigned to the trustee for any mortgage loans secured by an interest in a leasehold estate. Those representation and warranties, if applicable, will be set forth in the prospectus supplement.

COOPERATIVE LOANS

         If specified in the prospectus supplement, the mortgage loans may also consist of cooperative apartment loans ("Cooperative Loans") secured by security interests in shares issued by a cooperative housing corporation (a "Cooperative") and in the related proprietary leases or occupancy agreements granting exclusive rights to occupy specific dwelling units in the cooperatives' buildings. The security agreement will create a lien upon, or grant a title interest in, the property that it covers, the priority of which will depend on the terms of the particular security agreement as well as the order of recordation of the agreement in the appropriate recording office. That lien or title interest is not prior to the lien for real estate taxes and assessments and other charges imposed under governmental police powers.

         Each Cooperative owns in fee or has a leasehold interest in all the real property and owns in fee or leases the building and all separate dwelling units in the building. The Cooperative is directly responsible for property management and, in most cases, payment of real estate taxes, other governmental impositions and hazard and liability insurance. If there is a blanket mortgage or mortgages on the cooperative apartment building or underlying land, as is generally the case, or an underlying lease of the land, as is the case in some instances, the Cooperative, as property borrower, or lessee, as the case may be, is also responsible for meeting these mortgage or rental obligations. A blanket mortgage is ordinarily incurred by the cooperative in connection with either the construction or purchase of the Cooperative's apartment building or obtaining of capital by the Cooperative. The interest of the occupant under proprietary leases or occupancy agreements as to which that Cooperative is the landlord are generally subordinate to the interest of the holder of a blanket mortgage and to the interest of the holder of a land lease.

         If the Cooperative is unable to meet the payment obligations (1) arising under a blanket mortgage, the mortgagee holding a blanket mortgage could foreclose on that mortgage and terminate all subordinate proprietary leases and occupancy agreements or (2) arising under its land lease, the holder of the landlord's interest under the land lease could terminate it and all subordinate proprietary leases and occupancy agreements. Also, a blanket mortgage on a cooperative may provide financing in the form of a mortgage that does not fully amortize, with a significant portion of principal being due in one final payment at maturity. The inability of the Cooperative to refinance a mortgage and its consequent inability to make that final payment could lead to foreclosure by the mortgagee. Similarly, a land lease has an expiration date and the inability of the Cooperative to extend its term or, in the alternative, to purchase the land could lead to termination of the Cooperative's interest in the property and termination of all proprietary leases and occupancy agreement. In either event, a foreclosure by the holder of a blanket mortgage or the termination of the underlying lease could eliminate or significantly diminish the value of any collateral held by the lender that financed the purchase by an individual tenant stockholder of cooperative shares or, in the case of the mortgage loans, the collateral securing the Cooperative Loans.

         The Cooperative is owned by tenant-stockholders who, through ownership of stock or shares in the corporation, receive proprietary lease or occupancy agreements that confer exclusive rights to occupy specific units. Generally, a tenant-stockholder of a Cooperative must make a monthly payment to the Cooperative representing that tenant-stockholder's pro rata share of the Cooperative's payments for its blanket mortgage, real property taxes, maintenance expenses and other capital or ordinary expenses. An ownership interest in a Cooperative and accompanying occupancy rights are financed through a Cooperative Loan evidenced by a promissory note and secured by an assignment of and a security interest in the occupancy agreement or proprietary lease and a security interest in the related Cooperative shares. The lender generally takes possession of the share certificate and a counterpart of the proprietary lease or occupancy agreement and a financing statement covering the proprietary lease or occupancy agreement and the cooperative shares is filed in the appropriate state and local offices to perfect the lender's interest in its collateral. Subject to the limitations discussed below, upon default of the tenant-stockholder, the lender may sue for judgment on the promissory note, dispose of the collateral at a public or private sale or otherwise proceed against the collateral or tenant-stockholder as an individual as provided in the security agreement covering the assignment of the proprietary lease or occupancy agreement and the pledge of Cooperative shares. See "--Foreclosure--Cooperative Loans" below.

LAND SALE CONTRACTS

         Under an installment land sale contract for the sale of real estate (a "land sale contract") the contract seller (hereinafter referred to as the "contract lender") retains legal title to the property and enters into an agreement with the contract purchaser (hereinafter referred to as the "contract borrower") for the payment of the purchase price, plus interest, over the term of the land sale contract. Only after full performance by the borrower of the contract is the contract lender obligated to convey title to the real estate to the purchaser. As with mortgage or deed of trust financing, during the effective period of the land sale contract, the contract borrower is responsible for maintaining the property in good condition and for paying real estate taxes, assessments and hazard insurance premiums associated with the property.

         The method of enforcing the rights of the contract lender under an installment contract varies on a state-by-state basis depending on the extent to which state courts are willing, or able pursuant to state statute, to enforce the contract strictly according to its terms. The terms of land sale contracts generally provide that upon default by the contract borrower, the borrower loses his or her right to occupy the property, the entire indebtedness is accelerated, and the buyer's equitable interest in the property is forfeited. The contract lender in that situation does not have to foreclose to obtain title to the property, although in some cases a quiet title action is in order if the contract borrower has filed the land sale contract in local land records and an ejectment action may be necessary to recover possession.

         In a few states, particularly in cases of contract borrower default during the early years of a land sale contract, the courts will permit ejectment of the buyer and a forfeiture of his or her interest in the property. However, most state legislatures have enacted provisions by analogy to mortgage law protecting borrowers under land sale contracts from the harsh consequences of forfeiture. Under those statues, a judicial contract may be reinstated upon full payment of the default amount and the borrower may have a post-foreclosure statutory redemption right. In other states, courts in equity may permit a contract borrower with significant investment in the property under a land sale contract for the sale of real estate to share the proceeds of sale of the property after the indebtedness is repaid or may otherwise refuse to enforce the forfeiture clause. Nevertheless, generally speaking, the contract lender's procedures for obtaining possession and clear title under a land sale contract for the sale of real estate in a particular state are simpler and less time consuming and costly than are the procedures for foreclosing and obtaining clear title to a mortgaged property.

FORECLOSURE

         GENERAL

         Foreclosure is a legal procedure that allows the mortgagee to recover its mortgage debt by enforcing its rights and available legal remedies under the mortgage. If the mortgagor defaults in payment or performance of its obligations under the note or mortgage, the mortgagee has the right to institute foreclosure proceedings to sell the mortgaged property at public auction to satisfy the indebtedness.

         Foreclosure procedures for the enforcement of a mortgage vary from state to state. Two primary methods of foreclosing a mortgage are judicial foreclosure and non-judicial foreclosure pursuant to a power of sale granted in the mortgage instrument. There are several other foreclosure procedures available in some states that are either infrequently used or available only in some limited circumstances, such as strict foreclosure.

         JUDICIAL FORECLOSURE

         A judicial foreclosure proceeding is conducted in a court having jurisdiction over the mortgaged property. Generally, the action is initiated by the service of legal pleadings upon all parties having an interest of record in the real property. Delays in completion of the foreclosure may occasionally result from difficulties in locating defendants. When the lender's right to foreclose is contested, the legal proceedings can be time-consuming. Upon successful completion of a judicial foreclosure proceeding, the court generally issues a judgment of foreclosure and appoints a referee or other officer to conduct a public sale of the mortgaged property, the proceeds of which are used to satisfy the judgment. Those sales are made in accordance with procedures that vary from state to state.

         EQUITABLE LIMITATIONS ON ENFORCEABILITY OF CERTAIN PROVISIONS

         United States courts have traditionally imposed general equitable principles to limit the remedies available to a mortgagee in connection with foreclosure. These equitable principles are generally designed to relieve the borrower from the legal effect of mortgage defaults, to the extent that the effect is perceived as harsh or unfair. Relying on those principles, a court may alter the specific terms of a loan to the extent it considers necessary to prevent or remedy an injustice, undue oppression or overreaching, or may require the lender to undertake affirmative and expensive actions to determine the cause of the borrower's default and the likelihood that the borrower will be able to reinstate the loan.

         In some cases, courts have substituted their judgment for the lender's and have required that lenders reinstate loans or recast payment schedules to accommodate borrowers who are suffering from a temporary financial disability. In other cases, courts have limited the right of the lender to foreclose if the default under the mortgage is not monetary, e.g., the borrower failed to maintain the mortgaged property adequately or the borrower executed a junior mortgage on the mortgaged property. The exercise by the court of its equity powers will depend on the individual circumstances of each case presented to it. Finally, some courts have been faced with the issue of whether federal or state constitutional provisions reflecting due process concerns for adequate notice require that a borrower receive notice in addition to statutorily-prescribed minimum notice. For the most part, these cases have upheld the reasonableness of the notice provisions or have found that a public sale under a mortgage providing for a power of sale does not involve sufficient state action to afford constitutional protections to the borrower.

         NON-JUDICIAL FORECLOSURE/POWER OF SALE

         Foreclosure of a deed of trust is generally accomplished by a non-judicial trustee's sale pursuant to the power of sale granted in the deed of trust. A power of sale is typically granted in a deed of trust. It may also be contained in any other type of mortgage instrument. A power of sale allows a non-judicial public sale to be conducted generally following a request from the beneficiary/lender to the trustee to sell the property upon any default by the borrower under the terms of the mortgage note or the mortgage instrument and after notice of sale is given in accordance with the terms of the mortgage instrument, as well as applicable state law.

         In some states, before the sale, the trustee under a deed of trust must record a notice of default and notice of sale and send a copy to the borrower and to any other party who has recorded a request for a copy of a notice of default and notice of sale. In addition, in some states the trustee must provide notice to any other party having an interest of record in the real property, including junior lienholders. A notice of sale must be posted in a public place and, in most states, published for a specified period of time in one or more newspapers. The borrower or junior lienholder may then have the right, during a reinstatement period required in some states, to cure the default by paying the entire actual amount in arrears (without acceleration) plus the expenses incurred in enforcing the obligation. In other states, the borrower or the junior lienholder is not provided a period to reinstate the loan, but has only the right to pay off the entire debt to prevent the foreclosure sale. Generally, the procedure for public sale, the parties entitled to notice, the method of giving notice and the applicable time periods are governed by state law and vary among the states. Foreclosure of a deed to secure debt is also generally accomplished by a non-judicial sale similar to that required by a deed of trust, except that the lender or its agent, rather than a trustee, is typically empowered to perform the sale in accordance with the terms of the deed to secure debt and applicable law.

         PUBLIC SALE

         A third party may be unwilling to purchase a mortgaged property at a public sale because of the difficulty in determining the value of that property at the time of sale, due to, among other things, redemption rights that may exist and the possibility of physical deterioration of the property during the foreclosure proceedings. For these reasons, it is common for the lender to purchase the mortgaged property for an amount equal to or less than the underlying debt and accrued and unpaid interest plus the expenses of foreclosure. Generally, state law controls the amount of foreclosure costs and expenses that may be recovered by a lender. Thereafter, subject to the borrower's right in some states to remain in possession during a redemption period, if applicable, the lender will become the owner of the property and have both the benefits and burdens of ownership of the mortgaged property. For example, the lender will become obligated to pay taxes, obtain casualty insurance and to make those repairs at its own expense as are necessary to render the property suitable for sale. The lender will commonly obtain the services of a real estate broker and pay the broker's commission in connection with the sale of the property. Depending on market conditions, the ultimate proceeds of the sale of the property may not equal the lender's investment in the property. Moreover, a lender commonly incurs substantial legal fees and court costs in acquiring a mortgaged property through contested foreclosure and/or bankruptcy proceedings. Generally, state law controls the amount of foreclosure expenses and costs, including attorneys' fees, that may be recovered by a lender.

         A junior mortgagee may not foreclose on the property securing the junior mortgage unless it forecloses subject to senior mortgages and any other prior liens, in which case it may be obliged to make payments on the senior mortgages to avoid their foreclosure. In addition, if the foreclosure of a junior mortgage triggers the enforcement of a "due-on-sale" clause contained in a senior mortgage, the junior mortgagee may be required to pay the full amount of the senior mortgage to avoid its foreclosure. Accordingly, for those mortgage loans, if any, that are junior mortgage loans, if the lender purchases the property the lender's title will be subject to all senior mortgages, prior liens and specific governmental liens.

         The proceeds received by the referee or trustee from the sale are applied first to the costs, fees and expenses of sale and then in satisfaction of the indebtedness secured by the mortgage under which the sale was conducted. Any proceeds remaining after satisfaction of senior mortgage debt are generally payable to the holders of junior mortgages and other liens and claims in order of their priority, whether or not the borrower is in default. Any additional proceeds are generally payable to the borrower. The payment of the proceeds to the holders of junior mortgages may occur in the foreclosure action of the senior mortgage or a subsequent ancillary proceeding or may require the institution of separate legal proceedings by those holders.

         RIGHTS OF REDEMPTION

         The purposes of a foreclosure action are to enable the mortgagee to realize upon its security and to bar the borrower, and all persons who have an interest in the property that is subordinate to the mortgage being foreclosed, from exercise of their "equity of redemption." The doctrine of equity of redemption provides that, until the property covered by a mortgage has been sold in accordance with a properly conducted foreclosure and foreclosure sale, those having an interest that is subordinate to that of the foreclosing mortgagee have an equity of redemption and may redeem the property by paying the entire debt with interest. In addition, in some states, when a foreclosure action has begun, the redeeming party must pay some of the costs of that action. Those having an equity of redemption must generally be made parties and joined in the foreclosure proceeding in order for their equity of redemption to be cut off and terminated.

         The equity of redemption is a common-law (non-statutory) right that exists before completion of the foreclosure, is not waivable by the borrower, must be exercised before foreclosure sale and should be distinguished from the post-sale statutory rights of redemption. In some states, after sale pursuant to a deed of trust or foreclosure of a mortgage, the borrower and foreclosed junior lienors are given a statutory period in which to redeem the property from the foreclosure sale. In some states, statutory redemption may occur only upon payment of the foreclosure sale price. In other states, redemption may be authorized if the former borrower pays only a portion of the sums due. The effect of a statutory right of redemption is to diminish the ability of the lender to sell the foreclosed property. The exercise of a right of redemption would defeat the title of any purchaser from a foreclosure sale or sale under a deed of trust.

         Consequently, the practical effect of the redemption right is to force the lender to maintain the property and pay the expenses of ownership until the redemption period has expired. In some states, a post-sale statutory right of redemption may exist following a judicial foreclosure, but not following a trustee's sale under a deed of trust.

         Under the REMIC Provisions currently in effect, property acquired by foreclosure generally must not be held for more than three years from the close of the calendar year of its acquisition. For a series of Notes or Certificates, as applicable, for which an election is made to qualify the trust fund or a part of the trust fund as a REMIC, the Agreement will permit foreclosed property to be held for more than such three year period if the Internal Revenue Service grants an extension of time within which to sell the property or independent counsel renders an opinion to the effect that holding the property for that additional period is permissible under the REMIC Provisions.

         COOPERATIVE LOANS

         The Cooperative shares owned by the tenant-stockholder and pledged to the lender are, in almost all cases, subject to restrictions on transfer as set forth in the Cooperative's certificate of incorporation and bylaws, as well as the proprietary lease or occupancy agreement, and may be canceled by the Cooperative for failure by the tenant-stockholder to pay rent or other obligations or charges owed by that tenant-stockholder, including mechanics' liens against the cooperative apartment building incurred by that tenant-stockholder. The proprietary lease or occupancy agreement generally permit the Cooperative to terminate the lease or agreement in the event a borrower fails to make payments or defaults in the performance of covenants required under the proprietary lease or occupancy agreement. Typically, the lender and the Cooperative enter into a recognition agreement that establishes the rights and obligations of both parties in the event of a default by the tenant-stockholder under the proprietary lease or occupancy agreement will usually constitute a default under the security agreement between the lender and the tenant-stockholder.

         The recognition agreement generally provides that, if the tenant-stockholder has defaulted under the proprietary lease or occupancy agreement, the Cooperative will take no action to terminate that lease or agreement until the lender has been provided with an opportunity to cure the default. The recognition agreement typically provides that if the proprietary lease or occupancy agreement is terminated, the Cooperative will recognize the lender's lien against proceeds from the sale of the Cooperative apartment, subject, however, to the Cooperative's right to sums due under that proprietary lease or occupancy agreement. The total amount owed to the Cooperative by the tenant-stockholder, which the lender generally cannot restrict and does not monitor, could reduce the value of the collateral below the outstanding principal balance of the Cooperative Loan and accrued and unpaid interest on the Cooperative Loan.

         Recognition agreements also provide that in the event of a foreclosure on a Cooperative Loan, the lender must obtain the approval or consent of the Cooperative as required by the proprietary lease before transferring the Cooperative shares or assigning the proprietary lease. Generally, the lender is not limited in any rights it may have to dispossess the tenant-stockholders.

         In some states, foreclosure on the Cooperative shares is accomplished by a sale in accordance with the provisions of Article 9 of the UCC and the security agreement relating to those shares. Article 9 of the UCC requires that a sale be conducted in a "commercially reasonable" manner. Whether a foreclosure sale has been conducted in a "commercially reasonable" manner will depend on the facts in each case. In determining commercial reasonableness, a court will look to the notice given the debtor and the method, manner, time, place and terms of the foreclosure. Generally, a sale conducted according to the usual practice of banks selling similar collateral will be considered reasonably conducted.

         Article 9 of the UCC provides that the proceeds of the sale will be applied first to pay the costs and expenses of the sale and then to satisfy the indebtedness secured by the lender's security interest. The recognition agreement, however, generally provides that the lender's right to reimbursement is subject to the right of the Cooperatives to receive sums due under the proprietary lease or occupancy agreement. If there are proceeds remaining, the lender must account to the tenant-stockholder for the surplus. Conversely, if a portion of the indebtedness remains unpaid, the tenant-stockholder is generally responsible for the deficiency.

         In the case of foreclosure on a building that was converted from a rental building to a building owned by a Cooperative under a non-eviction plan, some states require that a purchaser at a foreclosure sale take the property subject to rent control and rent stabilization laws that apply to tenants who elected to remain in a building so converted.

JUNIOR MORTGAGES

         Some of the mortgage loans may be secured by junior mortgages or deeds of trust, that are subordinate to first or other senior mortgages or deeds of trust held by other lenders. The rights of the trust fund as the holder of a junior deed of trust or a junior mortgage are subordinate in lien and in payment to those of the holder of the senior mortgage or deed of trust, including the prior rights of the senior mortgagee or beneficiary to receive and apply hazard insurance and condemnation proceeds and, upon default of the borrower, to cause a foreclosure on the property. Upon completion of the foreclosure proceedings by the holder of the senior mortgage or the sale pursuant to the deed of trust, the junior mortgagee's or junior beneficiary's lien will be extinguished unless the junior lienholder satisfies the defaulted senior loan or asserts its subordinate interest in a property in foreclosure proceedings. See "--Foreclosure" above.

         Furthermore, because the terms of the junior mortgage or deed of trust are subordinate to the terms of the first mortgage or deed of trust, in the event of a conflict between the terms of the first mortgage or deed of trust and the junior mortgage or deed of trust, the terms of the first mortgage or deed of trust will generally govern. Upon a failure of the borrower or trustor to perform any of its obligations, the senior mortgagee or beneficiary, subject to the terms of the senior mortgage or deed of trust, may have the right to perform the obligation itself. Generally, all sums so expended by the mortgagee or beneficiary become part of the indebtedness secured by the mortgage or deed of trust. To the extent a first mortgagee expends these sums, these sums will generally have priority over all sums due under the junior mortgage.

ANTI-DEFICIENCY LEGISLATION AND OTHER LIMITATIONS ON LENDERS

         Statutes in some states limit the right of a beneficiary under a deed of trust or a mortgagee under a mortgage to obtain a deficiency judgment against the borrower following foreclosure or sale under a deed of trust. A deficiency judgment would be a personal judgment against the former borrower equal to the difference between the net amount realized upon the public sale of the real property and the amount due to the lender.

         Some states require the lender to exhaust the security afforded under a mortgage-by foreclosure in an attempt to satisfy the full debt before bringing a personal action against the borrower. In some other states, the lender has the option of bringing a personal action against the borrower on the debt without first exhausting that security; however, in some of these states, the lender, following judgment on the personal action, may be deemed to have elected a remedy and may be precluded from exercising remedies with respect to the security. In some cases, a lender will be precluded from exercising any additional rights under the note or mortgage if it has taken any prior enforcement action. Consequently, the practical effect of the election requirement, in those states permitting that election, is that lenders will usually proceed against the security first rather than bringing a personal action against the borrower. Finally, other statutory provisions limit any deficiency judgment against the former borrower following a judicial sale to the excess of the outstanding debt over the fair market value of the property at the time of the public sale. The purpose of these statutes is generally to prevent a lender from obtaining a large deficiency judgment against the former borrower as a result of low or no bids at the judicial sale.

         In addition to anti-deficiency and related legislation, numerous other federal and state statutory provisions, including the federal bankruptcy laws and state laws affording relief to debtors, may interfere with or affect the ability of a secured mortgage lender to realize upon its security. For example, numerous statutory provisions under the United States Bankruptcy Code, 11 U.S.C. Sections 101 et seq. (the "Bankruptcy Code"), may interfere with or affect the ability of the secured mortgage lender to obtain payment of a mortgage loan, to realize upon collateral and/or enforce a deficiency judgment. Under federal bankruptcy law, virtually all actions (including foreclosure actions and deficiency judgment proceedings) are automatically stayed upon the filing of a bankruptcy petition, and often no interest or principal payments are made during the course of the bankruptcy proceeding. In a case under the Bankruptcy Code, the secured party is precluded from foreclosing without authorization from the bankruptcy court. In addition, a court with federal bankruptcy jurisdiction may permit a debtor through his or her Chapter 11 or Chapter 13 plan to cure a monetary default in respect of a mortgage loan by paying arrearages within a reasonable time period and reinstating the original mortgage loan payment schedule even though the lender accelerated the mortgage loan and final judgment of foreclosure had been entered in state court (provided no foreclosure sale had yet occurred) before the filing of the debtor's petition. Some courts with federal bankruptcy jurisdiction have approved plans, based on the particular facts of the case, that affected the curing of a mortgage loan default by paying arrearages over a number of years.

         If a mortgage loan is secured by property not consisting solely of the debtor's principal residence, the Bankruptcy Code also permits that mortgage loan to be modified. These modifications may include reducing the amount of each monthly payment, changing the rate of interest, altering the repayment schedule, and reducing the lender's security interest to the value of the property, thus leaving the lender in the position of a general unsecured-creditor for the difference between the value of the property and the outstanding balance of the mortgage loan. Some courts have permitted these modifications when the mortgage loan is secured both by the debtor's principal residence and by personal property.

         In the case of income-producing multifamily properties, federal bankruptcy law may also have the effect of interfering with or affecting the ability of the secured lender to enforce the borrower's assignment of rents and leases related to the mortgaged property. Under Section 362 of the Bankruptcy Code, the lender will be stayed from enforcing the assignment, and the legal proceedings necessary to resolve the issue could be time-consuming, with resulting delays in the lender's receipt of the rents.

         Some tax liens arising under the Code may in some circumstances provide priority over the lien of a mortgage or deed of trust. In addition, substantive requirements are imposed upon mortgage lenders in connection with the origination and the servicing of mortgage loans by numerous federal and some state consumer protection laws. These laws include the federal Truth-in-Lending Act, Real Estate Settlement Procedures Act, Equal Credit Opportunity Act, Fair Credit Billing Act, Fair Credit Reporting Act and related statutes. These federal laws impose specific statutory liabilities upon lenders who originate mortgage loans and who fail to comply with the provisions of the law. In some cases this liability may affect assignees of the mortgage loans.

         Generally, Article 9 of the UCC governs foreclosure on Cooperative shares and the related proprietary lease or occupancy agreement. Some courts have interpreted Section 9-504 of the UCC to prohibit a deficiency award unless the creditor establishes that the sale of the collateral (which, in the case of a Cooperative Loan, would be the shares of the Cooperative and the related proprietary lease or occupancy agreement) was conducted in a commercially reasonable manner.

ENVIRONMENTAL CONSIDERATIONS

         A lender may be subject to unforeseen environmental risks when taking a security interest in real or personal property. Property subject to a security interest may be subject to federal, state, and local laws and regulations relating to environmental protection. These laws may regulate, among other things: emissions of air pollutants; discharges of wastewater or storm water; generation, transport, storage or disposal of hazardous waste or hazardous substances; operation, closure and removal of underground storage tanks; removal and disposal of asbestos containing materials; and/or management of electrical or other equipment containing polychlorinated biphenyls ("PCBs"). Failure to comply with these laws and regulations may result in significant penalties, including civil and criminal fines. Under the laws of some states, environmental contamination on a property may give rise to a lien on the property to ensure the availability and/or reimbursement of cleanup costs. Generally all subsequent liens on that property are subordinated to the environmentally-related lien and, in some states, even prior recorded liens are subordinated to these liens ("Superliens"). In the latter states, the security interest of the trustee in a property that is subject to a Superlien could be adversely affected.

         Under the federal Comprehensive Environmental Response, Compensation and Liability Act, as amended ("CERCLA"), and under state law in some states, a secured party that takes a deed in lieu of foreclosure, purchases a mortgaged property at a foreclosure sale, operates a mortgaged property or undertakes particular types of activities that may constitute management of the mortgaged property may become liable in some circumstances for the cleanup costs of remedial action if hazardous wastes or hazardous substances have been released or disposed of on the property. These cleanup costs may be substantial. CERCLA imposes strict, as well as joint and several, liability for environmental remediation and/or damage costs on several classes of "potentially responsible parties," including current "owners and/or operators" of property, irrespective of whether those owners or operators caused or contributed to the contamination on the property. In addition, owners and operators of properties that generate hazardous substances that are disposed of at other "off-site" locations may be held strictly, jointly and severally liable for environmental remediation and/or damages at those off-site locations. Many states also have laws that are similar to CERCLA. Liability under CERCLA or under similar state law could exceed the value of the property itself as well as the total assets of the property owner.

         Although some provisions of the Asset Conservation Act (as defined in this prospectus) apply to trusts and fiduciaries, the law is somewhat unclear as to whether and under what precise circumstances cleanup costs, or the obligation to take remedial actions, could be imposed on a secured lender, such as the trust fund. Under the laws of some states and under CERCLA, a lender may be liable as an "owner or operator" for costs of addressing releases or threatened releases of hazardous substances on a mortgaged property if that lender or its agents or employees have "participated in the management" of the operations of the borrower, even though the environmental damage or threat was caused by a prior owner or current owner or operator or other third party. Excluded from CERCLA's definition of "owner or operator" is a person "who without participating in the management of ... [the] facility, holds indicia of ownership primarily to protect his security interest" (the "secured-creditor exemption"). This exemption for holders of a security interest such as a secured lender applies only to the extent that a lender seeks to protect its security interest in the contaminated facility or property. Thus, if a lender's activities begin to encroach on the actual management of that facility or property, the lender faces potential liability as an "owner or operator" under CERCLA. Similarly, when a lender forecloses and takes title to a contaminated facility or property, the lender may incur potential CERCLA liability in various circumstances, including among others, when it holds the facility or property as an investment (including leasing the facility or property to a third party), fails to market the property in a timely fashion or fails to properly address environmental conditions at the property or facility.

         The Resource Conservation and Recovery Act, as amended ("RCRA"), contains a similar secured-creditor exemption for those lenders who hold a security interest in a petroleum underground storage tank ("UST") or in real estate containing a UST, or that acquire title to a petroleum UST or facility or property on which a UST is located. As under CERCLA, a lender may lose its secured-creditor exemption and be held liable under RCRA as a UST owner or operator if that lender or its employees or agents participate in the management of the UST. In addition, if the lender takes title to or possession of the UST or the real estate containing the UST, under some circumstances the secured-creditor exemption may be deemed to be unavailable.

         A decision in May 1990 of the United States Court of Appeals for the Eleventh Circuit in United States v. Fleet Factors Corp. very narrowly construed CERCLA's secured-creditor exemption. The court's opinion suggested that a lender need not have involved itself in the day-to-day operations of the facility or participated in decisions relating to hazardous waste to be liable under CERCLA; rather, liability could attach to a lender if its involvement with the management of the facility were broad enough to support the inference that the lender had the capacity to influence the borrower's treatment of hazardous waste. The court added that a lender's capacity to influence these decisions could be inferred from the extent of its involvement in the facility's financial management. A subsequent decision by the United States Court of Appeals for the Ninth Circuit in re Bergsoe Metal Corp., apparently disagreeing with, but not expressly contradicting, the Fleet Factors court, held that a secured lender had no liability absent "some actual management of the facility" on the part of the lender.

         Court decisions have taken varying views of the scope of the secured-creditor exemption, leading to administrative and legislative efforts to provide guidance to lenders on the scope of activities that would trigger CERCLA and/or RCRA liability. Until recently, these efforts have failed to provide substantial guidance.

         On September 28, 1996, however, Congress enacted, and on September 30, 1996, the President signed into law the Asset Conservation Lender Liability and Deposit Insurance Protection Act of 1996 (the "Asset Conservation Act"). The Asset Conservation Act was intended to clarify the scope of the secured creditor exemption under both CERCLA and RCRA. The Asset Conservation Act more explicitly defined the kinds of "participation in management" that would trigger liability under CERCLA and specified activities that would not constitute "participation in management" or otherwise result in a forfeiture of the secured-creditor exemption before foreclosure or during a workout period. The Asset Conservation Act also clarified the extent of protection against liability under CERCLA in the event of foreclosure and authorized specific regulatory clarifications of the scope of the secured-creditor exemption for purposes of RCRA, similar to the statutory protections under CERCLA. However, since the courts have not yet had the opportunity to interpret the new statutory provisions, the scope of the additional protections offered by the Asset Conservation Act is not fully defined. It also is important to note that the Asset Conservation Act does not offer complete protection to lenders and that the risk of liability remains.

         If a secured lender does become liable, it may be entitled to bring an action for contribution against the owner or operator who created the environmental contamination or against some other liable party, but that person or entity may be bankrupt or otherwise judgment proof. It is therefore possible that cleanup or other environmental liability costs could become a liability of the trust fund and occasion a loss to the trust fund and to securityholders in some circumstances. The new secured creditor amendments to CERCLA, also, would not necessarily affect the potential for liability in actions by either a state or a private party under other federal or state laws that may impose liability on "owners or operators" but do not incorporate the secured creditor exemption.

         Traditionally, residential mortgage lenders have not taken steps to evaluate whether hazardous wastes or hazardous substances are present with respect to any mortgaged property before the origination of the mortgage loan or before foreclosure or accepting a deed-in-lieu of foreclosure. Neither the depositor nor any servicer makes any representations or warranties or assumes any liability with respect to: environmental conditions of the Mortgaged Property; the absence, presence or effect of hazardous wastes or hazardous substances on, near or emanating from the Mortgaged Property; the impact on securityholders of any environmental condition or presence of any substance on or near the Mortgaged Property; or the compliance of any Mortgaged Property with any environmental laws. In addition, no agent, person or entity otherwise affiliated with the depositor is authorized or able to make any representation, warranty or assumption of liability relative to any Mortgaged Property.

DUE-ON-SALE CLAUSES

         The mortgage loans may contain due-on-sale clauses. These clauses generally provide that the lender may accelerate the maturity of the loan if the borrower sells, transfers or conveys the related Mortgaged Property. The enforceability of due-on-sale clauses has been the subject of legislation or litigation in many states and, in some cases, the enforceability of these clauses was limited or denied. However, for some loans the Garn-St. Germain Depository Institutions Act of 1982 (the "Garn-St. Germain Act") preempts state constitutional, statutory and case law that prohibits the enforcement of due-on-sale clauses and permits lenders to enforce these clauses in accordance with their terms, subject to limited exceptions. Due-on-sale clauses contained in mortgage loans originated by federal savings and loan associations of federal savings banks are fully enforceable pursuant to regulations of the United States Federal Home Loan Bank Board, as succeeded by the Office of Thrift Supervision, which preempt state law restrictions on the enforcement of those clauses. Similarly, "due-on-sale" clauses in mortgage loans made by national banks and federal credit unions are now fully enforceable pursuant to preemptive regulations of the Comptroller of the Currency and the National Credit Union Administration, respectively.

         The Garn-St. Germain Act also sets forth nine specific instances in which a mortgage lender covered by the act (including federal savings and loan associations and federal savings banks) may not exercise a "due-on-sale" clause, notwithstanding the fact that a transfer of the property may have occurred. These include intra-family transfers, some transfers by operation of law, leases of fewer than three years and the creation of a junior encumbrance. Regulations promulgated under the Gam-St. Germain Act also prohibit the imposition of a prepayment penalty upon the acceleration of a loan pursuant to a due-on-sale clause. The inability to enforce a "due-on-sale" clause may result in a mortgage that bears an interest rate below the current market rate being assumed by a new home buyer rather than being paid off, which may affect the average life of the mortgage loans and the number of mortgage loans which may extend to maturity.

PREPAYMENT CHARGES AND LATE FEES

         Some state laws restrict the imposition of prepayment charges and late fees even when the loans expressly provide for the collection of those charges. Although the Alternative Mortgage Transaction Parity Act of 1982 (the "Parity Act"), permits the collection of prepayment charges and late fees in connection with some types of eligible loans preempting any contrary state law prohibitions, some states may not recognize the preemptive authority of the Parity Act or have formally opted out of the Parity Act. As a result, it is possible that prepayment charges and late fees may not be collected even on loans that provide for the payment of those charges unless otherwise specified in the accompanying prospectus supplement. The related servicer or another entity identified in the accompanying prospectus supplement will be entitled to all prepayment charges and late payment charges received on the loans and those amounts will not be available for payment on the certificates. The Office of Thrift Supervision ("OTS"), the agency that administers the Parity Act for unregulated housing creditors, withdrew its favorable Parity Act regulations and Chief Counsel Opinions that previously authorized lenders to charge prepayment charges and late fees in certain circumstances notwithstanding contrary state law, effective with respect to loans originated on or after July 1, 2003. However, the OTS's ruling does not retroactively affect loans originated before July 1, 2003.

SUBORDINATE FINANCING

         Where a borrower encumbers mortgaged property with one or more junior liens, the senior lender is subjected to additional risks, such as:

         o The borrower may have difficulty repaying multiple loans. In addition, if the junior loan permits recourse to the borrower (as junior loans often do) and the senior loan does not, a borrower may be more likely to repay sums due on the junior loan than those on the senior loan.

         o Acts of the senior lender that prejudice the junior lender or impair the junior lender's security may create a superior equity in favor of the junior lender. For example, if the borrower and the senior lender agree to an increase in the principal amount of or the interest rate payable on the senior loan, the senior lender may lose its priority to the extent any existing junior lender is harmed or the borrower is additionally burdened.

         o If the borrower defaults on the senior loan and/or any junior loan or loans, the existence of junior loans and actions taken by junior lenders can impair the security available to the senior lender and can interfere with or delay the taking of action by the senior lender. Moreover, the bankruptcy of a junior lender may operate to stay foreclosure or similar proceedings by the senior lender.

APPLICABILITY OF USURY LAWS

         Title V of the Depository Institutions Deregulation and Monetary Control Act of 1980, enacted in March 1980 ("Title V"), provides that state usury limitations will not apply to some types of residential first mortgage loans originated by lenders after March 31, 1980. A similar federal statute was in effect for mortgage loans made during the first three months of 1980. The Office of Thrift Supervision is authorized to issue rules and regulations and to publish interpretations governing implementation of Title V. The statute authorized any state to reimpose interest rate limits by adopting, before April 1, 1983, a law or constitutional provision that expressly rejects application of the federal law. In addition, even where Title V is not so rejected, any state is authorized by the law to adopt a provision limiting discount points or other charges on mortgage loans covered by Title V. Some states have taken action to reimpose interest rate limits and/or to limit discount points or other charges.

         The depositor believes that a court interpreting Title V would hold that residential first mortgage loans that are originated on or after January 1, 1980, are subject to federal preemption. Therefore, in a state that has not taken the requisite action to reject application of Title V or to adopt a provision limiting discount points or other charges before origination of those mortgage loans, any limitation under that state's usury law would not apply to those mortgage loans.

         In any state in which application of Title V has been expressly rejected or a provision limiting discount points or other charges is adopted, no mortgage loan originated after the date of that state action will be eligible for inclusion in a trust fund unless (1) the mortgage loan provides for the interest rate, discount points and charges as are permitted in that state or (2) the mortgage loan provides that its terms will be construed in accordance with the laws of another state under which the interest rate, discount points and charges would not be usurious and the borrower's counsel has rendered an opinion that the choice of law provision would be given effect.

         Statutes differ in their provisions as to the consequences of a usurious loan. One group of statutes requires the lender to forfeit the interest due above the applicable limit or impose a specified penalty. Under this statutory scheme, the borrower may cancel the recorded mortgage or deed of trust upon paying its debt with lawful interest, and the lender may foreclose, but only for the debt plus lawful interest. A second group of statutes is more severe. A violation of this type of usury law results in the invalidation of the transaction, thus permitting the borrower to cancel the recorded mortgage or deed of trust without any payment or prohibiting the lender from foreclosing.

ALTERNATIVE MORTGAGE INSTRUMENTS

         Alternative mortgage instruments, including adjustable rate mortgage loans and early ownership mortgage loans, originated by non-federally chartered lenders have historically been subject to a variety of restrictions. Those restrictions differed from state to state, resulting in difficulties in determining whether a particular alternative mortgage instrument originated by a state-chartered lender was in compliance with applicable law. These difficulties were alleviated substantially as a result of the enactment of Title VIII of the Garn-St. Germain Act ("Title VIII"). Title VIII provides that, notwithstanding any state law to the contrary, state-chartered banks may originate alternative mortgage instruments in accordance with regulations promulgated by the Comptroller of the Currency with respect to origination of alternative mortgage instruments by national banks; state-chartered credit unions may originate alternative mortgage instruments in accordance with regulations promulgated by the National Credit Union Administration with respect to origination of alternative mortgage instruments by federal credit unions; and all other non-federally chartered housing creditors, including state-chartered savings and loan associations, state-chartered savings banks and mutual savings banks and mortgage-banking companies, may originate alternative mortgage instruments in accordance with the regulations promulgated by the Federal Home Loan Bank Board, predecessor to the Office of Thrift Supervision, with respect to origination of alternative mortgage instruments by federal savings and loan associations. Title VIII provides that any state may reject applicability of the provisions of Title VIII by adopting, before October 15, 1985, a law or constitutional provision expressly rejecting the applicability of those provisions. Some states have taken that action.

SERVICEMEMBERS' CIVIL RELIEF ACT OF 2003

         Under the terms of the Servicemembers' Civil Relief Act of 2003, as amended (the "Relief Act"), a borrower who enters military service after the origination of the borrower's mortgage loan (including a borrower who was in reserve status and is called to active duty after origination of the mortgage loan) may not be charged interest (including fees and charges) above an annual rate of 6% during the period of the borrower's active duty status, unless a court orders otherwise upon application of the lender. The Relief Act applies to borrowers who are members of the Army, Navy, Air Force, Marines, National Guard, Reserves, Coast Guard and officers of the U.S. Public Health Service assigned to duty with the military. Because the Relief Act applies to borrowers who enter military service (including reservists who are called to active duty) after origination of the related mortgage loan, no information can be provided as to the number of loans that may be affected by the Relief Act.

         Application of the Relief Act would adversely affect, for an indeterminate period of time, the ability of the servicer to collect full amounts of interest on some of the mortgage loans. Any shortfalls in interest collections resulting from the application of the Relief Act would result in a reduction of the amounts distributable to the holders of the related series of Notes or Certificates, as applicable, and would not be covered by advances. These shortfalls will be covered by the credit support provided in connection with the Notes or Certificates, as applicable, only to the extent provided in the prospectus supplement. In addition, the Relief Act imposes limitations that would impair the ability of the servicer to foreclose on an affected mortgage loan during the borrower's period of active duty status, and, under some circumstances, during an additional three month period thereafter. Thus, if an affected mortgage loan goes into default, there may be delays and losses occasioned thereby.

FORFEITURES IN DRUG AND RICO PROCEEDINGS

         Federal law provides that property owned by persons convicted of drug-related crimes or of criminal violations of the Racketeer Influenced and Corrupt Organizations ("RICO") statute can be seized by the government if the property was used in, or purchased with the proceeds of, those crimes. Under procedures contained in the Comprehensive Crime Control Act of 1984 (the "Crime Control Act"), the government may seize the property even before conviction. The government must publish notice of the forfeiture proceeding and may give notice to all parties "known to have an alleged interest in the property," including the holders of mortgage loans.

         A lender may avoid forfeiture of its interest in the property if it establishes that: (1) its mortgage was executed and recorded before commission of the crime upon which the forfeiture is based, or (2) the lender was, at the time of execution of the mortgage, "reasonably without cause to believe" that the property was used in, or purchased with the proceeds of, illegal drug or RICO activities.

                     CERTAIN LEGAL ASPECTS OF THE CONTRACTS

         The following discussion contains summaries, which are general in nature, of certain legal matters relating to the contracts. Because these legal aspects are governed primarily by applicable state law, which laws may differ substantially, the summaries do not purport to be complete nor to reflect the laws of any particular state, nor to encompass the laws of all states in which the security for the contracts is situated. The summaries are qualified in their entirety by reference to the appropriate laws of the states in which contracts may be originated.

GENERAL

         As a result of the assignment of the contracts to the trustee, the trustee will succeed collectively to all of the rights including the right to receive payment on the contracts, of the obligee under the contracts. Each contract evidences both

                  (a) the obligation of the borrower to repay the loan evidenced thereby, and

                  (b) the grant of a security interest in the manufactured home to secure repayment of the loan. Aspects of both features of the contracts are described more fully below.

         The contracts generally are "chattel paper" as defined in the UCC in effect in the states in which the manufactured homes initially were registered. Pursuant to the UCC, the sale of chattel paper is treated in a manner similar to perfection of a security interest in chattel paper. Under the agreement, the servicer will transfer physical possession of the contracts to the trustee. In addition, the servicer will make an appropriate filing of a UCC-1 financing statement in the appropriate states to give notice of the trustee's ownership of the contracts. The contracts will be stamped or marked otherwise to reflect their assignment from the depositor to the trustee only if provided in the prospectus supplement. Therefore, if, through negligence, fraud or otherwise, a subsequent purchaser were able to take physical possession of the contracts without notice of the assignment, the trustee's interest in contracts could be defeated.

Security Interests in the Manufactured Homes

         The manufactured homes securing the contracts may be located in all 50 states, Security interests in manufactured homes may be perfected either by notation of the secured party's lien on the certificate of title or by delivery of the required documents and payment of a fee to the state motor vehicle authority, depending on state law. In some nontitle states, perfection pursuant to the provisions of the UCC is required. The asset seller may effect that notation or delivery of the required documents and fees, and obtain possession of the certificate of title, as appropriate under the laws of the state in which any manufactured home securing a manufactured housing conditional sales contract is registered. In the event the asset seller fails, due to clerical error, to effect that notation or delivery, or files the security interest under the wrong law, the asset seller may not have a first priority security interest in the manufactured home securing a contract. As manufactured homes have become larger and often have been attached to their sites without any apparent intention to move them, courts in many states have held that manufactured homes, under some circumstances, may become subject to real estate title and recording laws. As a result, a security interest in a manufactured home could be rendered subordinate to the interests of other parties claiming an interest in the home under applicable state real estate law.

         To perfect a security interest in a manufactured home under real estate laws, the holder of the security interest must file either a fixture filing under the provisions of the UCC or a real estate mortgage under the real estate laws of the state where the home is located. These filings must be made in the real estate records office of the county where the home is located. Substantially all of the contracts contain provisions prohibiting the borrower from permanently attaching the manufactured home to its site. So long as the borrower does not violate this agreement, a security interest in the manufactured home will be governed by the certificate of title laws or the UCC, and the notation of the security interest on the certificate of title or the filing of a UCC financing statement will be effective to maintain the priority of the security interest in the manufactured home. If, however, a manufactured home is permanently attached to its site, other parties could obtain an interest in the manufactured home that is prior to the security interest originally retained by the asset seller and transferred to the depositor. For a series of securities and if so described in the prospectus supplement, the servicer may be required to perfect a security interest in the manufactured home under applicable real estate laws. The warranting party will represent that as of the date of the sale to the depositor it has obtained a perfected first priority security interest by proper notation or delivery of the required documents and fees for substantially all of the manufactured homes securing the contracts.

         The depositor will cause the security interests in the manufactured homes to be assigned to the trustee on behalf of the securityholders. The depositor or the trustee will amend the certificates of title, or file UCC-3 statements, to identify the trustee as the new secured party, and will deliver the certificates of title to the trustee or note thereon the interest of the trustee only if specified in the prospectus supplement. Accordingly, the asset seller, or other originator of the contracts, will continue to be named as the secured party on the certificates of title relating to the manufactured homes. In some states, that assignment is an effective conveyance of the security interest without amendment of any lien noted on the related certificate of title and the new secured party succeeds to servicer's rights as the secured party. However, in some states, in the absence of an amendment to the certificate of title and the new secured party succeeds to servicer's rights as the secured party. However, in some states, in the absence of an amendment to the certificate of title, or the filing of a UCC-3 statement, the assignment of the security interest in the manufactured home may not be held effective or the security interest in the manufactured home may not be held effective or the security interests may not be perfected and in the absence of that notation or delivery to the trustee, the assignment of the security interest in the manufactured home may not be effective against creditors of the asset seller, or any other originator of the contracts, or a trustee in bankruptcy of the asset seller, or any other originator.

         In the absence of fraud, forgery or permanent affixation of the manufactured home to its site by the manufactured home owner, or administrative error by state recording officials, the notation of the lien of the asset seller, or other originator of the Contracts, on the certificate of title or delivery of the required documents and fees will be sufficient to protect the securityholders against the rights or subsequent purchasers of a manufactured home or subsequent lenders who take a security interest in the manufactured home. If there are any manufactured homes as to which the security interest assigned to the trustee is not perfected, that security interest would be subordinate to, among others, subsequent purchasers for value of manufactured homes and holders of perfected security interests. There also exists a risk in not identifying the trustee as the new secured party on the certificate of title that, through fraud or negligence, the security interest of the trustee could be released.

         If the owner of a manufactured home moves it to a state other than the state in which the manufactured home initially is registered, under the laws of most states the perfected security interest in the manufactured home would continue for four months after the relocation and thereafter only if and after the owner re-registers the manufactured home in that state. If the owner were to relocate a manufactured home to another state and not re-register the manufactured home in that state, and if steps are not taken to re-perfect the trustee's security interest in that state, the security interest in the manufactured home would cease to be perfected. A majority of states generally require surrender of a certificate of title to re-register a manufactured home; accordingly, the servicer must surrender possession if it holds the certificate of title to the manufactured home or, in the case of manufactured homes registered in states that provide for notation of lien, the asset seller, or other originator, would receive notice of surrender if the security interest in the manufactured home is noted on the certificate of title. Accordingly, the trustee would have the opportunity to re-perfect its security interest in the manufactured home in the state of relocation. In states that do not require a certificate of title for registration of a manufactured home, re-registration could defeat perfection. In the ordinary course of servicing the manufactured housing contracts, the servicer takes steps to effect re-perfection upon receipt of notice of re-registration or information from the borrower as to relocation.

         Similarly, when a borrower under a manufactured housing contract sells a manufactured home, the servicer must surrender possession of the certificate of title or, if it is noted as lienholder on the certificate of title, will receive notice as a result of its lien noted thereon and accordingly will have an opportunity to require satisfaction of the related manufactured housing conditional sales contract before release of the lien. Under the Agreement, the servicer is obligated to take those steps, at the servicer's expense, as are necessary to maintain perfection of security interests in the manufactured homes.

         Under the laws of most states, liens for repairs performed on a manufactured home and liens for personal property taxes take priority even over a perfected security interest. The warranting party will represent in the agreement that it has no knowledge of any of these liens for any manufactured home securing payment on any contract. However, these liens could arise at any time during the term of a contract. No notice will be given to the trustee or securityholders if a lien arises.

Enforcement of Security Interests in the Manufactured Homes

         The servicer on behalf of the trustee, to the extent required by the related agreement, may take action to enforce the trustee's security interest with respect to contracts in default by repossession and resale of the manufactured homes securing those defaulted contracts. So long as the manufactured home has not become subject to the real estate law, a creditor can repossess a manufactured home securing a contract by voluntary surrender, by "self-help" repossession that is "peaceful" or, in the absence of voluntary surrender and the ability to repossess without breach of the peace, by judicial process. The holder of a contract must give the debtor a number of days' notice, which varies from 10 to 30 days depending on that state, before beginning any repossession. The UCC and consumer protection laws in most states place restrictions on repossession sales, including requiring prior notice to the debtor and commercial reasonableness in effecting that sale. The law in most states also requires that the debtor be given notice of any sale before resale of the unit so that the debtor may redeem at or before that resale. In the event of repossession and resale of a manufactured home, the trustee would be entitled to be paid out of the sale proceeds before the proceeds could be applied to the payment of the claims of unsecured creditors or the holders of subsequently perfected security interests or, thereafter, to the debtor.

         Under the laws applicable in most states, a creditor is entitled to obtain a deficiency judgment from a debtor for any deficiency on repossession and resale of the manufactured home securing the debtor's loan. However, some states impose prohibitions or limitations on deficiency judgments, and in many cases the defaulting borrower would have no assets with which to pay a judgment.

         Other statutory provisions, including federal and state bankruptcy and insolvency laws and general equitable principles, may limit or delay the ability of a lender to repossess and resell collateral or enforce a deficiency judgment.

Servicemembers' Civil Relief Act of 2003

         The terms of the Relief Act apply to a borrower on a Contract as described for a borrower on a mortgage loan under "Certain Legal Aspects of Mortgage Loans-- Servicemembers' Civil Relief Act of 2003."

Consumer Protection Laws

         The so-called Holder-in-Due-Course rule of the Federal Trade Commission is intended to defeat the ability of the transferor of a consumer credit contract that is the seller of goods which gave rise to the transaction, and some related lenders and assignees, to transfer the contract free of notice of claims by the debtor thereunder. The effect of this rule is to subject the assignee of the contract to all claims and defenses that the debtor could assert against the seller of goods. Liability under this rule is limited to amounts paid under a contract; however, the borrower also may be able to assert the rule to set off remaining amounts due as a defense against a claim brought by the trustee against the borrower. Numerous other federal and state consumer protection laws impose requirements applicable to the origination and lending pursuant to the contracts, including the Truth in Lending Act, the Federal Trade Commission Act, the Fair Credit Billing Act, the Fair Credit Reporting Act, the Equal Credit Opportunity Act, the Fair Debt Collection Practices Act and the Uniform Consumer Credit Code. In the case of some of these laws, the failure to comply with their provisions may affect the enforceability of the related contract.

Transfers of Manufactured Homes; Enforceability of "Due-on-Sale" Clauses

         The contracts, in general, prohibit the sale or transfer of the related manufactured homes without the consent of the servicer and permit the acceleration of the maturity of the contracts by the servicer upon any sale or transfer that is not consented to. Generally, it is expected that the servicer will permit most transfers of manufactured homes and not accelerate the maturity of the related contracts. In some cases, the transfer may be made by a delinquent borrower to avoid a repossession proceeding for a manufactured home.

         In the case of a transfer of a manufactured home after which the servicer desires to accelerate the maturity of the related contract, the servicer's ability to do so will depend on the enforceability under state law of the due-on-sale clauses applicable to the manufactured homes. Consequently, in some states the servicer may be prohibited from enforcing a due-on-sale clause in respect of some manufactured homes.

Applicability of Usury Laws

         Title V of the Depository Institutions Deregulation and Monetary Control Act of 1980, as amended (Title V), provides that, subject to the following conditions, state usury limitations will not apply to any loan that is secured by a first lien on certain kinds of manufactured housing.

         The contracts would be covered if they satisfy certain conditions, among other things, governing the terms of any prepayments, late charges and deferral fees and requiring a 30-day notice period before instituting any action leading to repossession of or foreclosure on the related unit.

         Title V authorized any state to re-impose limitations on interest rates and finance charges by adopting before April 1, 1983, a law or constitutional provision that expressly rejects application of the federal law. Fifteen states adopted a similar law before the April 1, 1983 deadline. In addition, even where Title V was not so rejected, any state is authorized by the law to adopt a provision limiting discount points or other charges on loans covered by Title V. The related asset seller will represent that all of the contracts comply with applicable usury law.

                   MATERIAL FEDERAL INCOME TAX CONSIDERATIONS

         The following is a general discussion of the anticipated material federal income tax consequences of the purchase, ownership and disposition of the certificates and notes offered under this prospectus. This discussion is directed solely to securityholders that hold the securities as capital assets within the meaning of Section 1221 of the Internal Revenue Code of 1986, as amended (the "Code"), and does not purport to discuss all federal income tax consequences that may be applicable to particular categories of investors, such as banks, insurance companies and foreign investors, some of which may be subject to special rules. Further, the authorities on which this discussion, and the opinions referred to herein are based are subject to change or differing interpretations, which could apply retroactively. Taxpayers and preparers of tax returns, including those filed by any REMIC, Grantor Trust Fund or other issuer, should be aware that under applicable Treasury regulations a provider of advice on specific issues of law is not considered an income tax return preparer unless the advice:

         o is given for events that have occurred at the time the advice is rendered and is not given for the consequences of contemplated actions, and

         o is directly relevant to the determination of an entry on a tax return.

         Accordingly, taxpayers should consult their own tax advisors and tax return preparers regarding the preparation of any item on a tax return, even where the anticipated tax treatment has been discussed in this prospectus. In addition to the federal income tax consequences described in this prospectus, potential investors should consider the state and local tax consequences, if any, of the purchase, ownership and disposition of the securities. See "State and Other Tax Consequences." Securityholders are advised to consult their own tax advisors concerning the federal, state, local or other tax consequences to them of the purchase, ownership and disposition of the certificates offered under this prospectus.

         The following discussion addresses securities of three general types:

         o REMIC certificates representing interests in a trust that the Trustee will elect to have treated as a "real estate mortgage investment conduit," or REMIC, under Sections 860A through 860G of the Code, or the REMIC Provisions,

         o notes representing indebtedness of the issuer for federal income tax purposes, and

         o grantor trust certificates, representing interests in a trust, or a portion of the assets of that trust, as to which no REMIC election will be made.

         The prospectus supplement for each series of securities will indicate which of the foregoing treatments will apply to that series. In addition, any FASIT structure will be described in the related prospectus supplement.

REMICs

         The following discussion addresses REMIC certificates representing interests in a trust, or a portion thereof, which the master servicer or certificate administrator, as applicable, will covenant to elect to have treated as a REMIC under Sections 860A through 860G, or REMIC Provisions, of the Code. The prospectus supplement for each series of certificates will indicate whether a REMIC election or elections will be made for the related trust and, if that election is to be made, will identify all "regular interests" and "residual interests" in the REMIC. If a REMIC election will not be made for a trust, the federal income consequences of the purchase, ownership and disposition of the related certificates will be described in the related prospectus supplement. For purposes of this tax discussion, references to a "certificateholder" or a "holder" are to the beneficial owner of a certificate.

         The following discussion is based in part upon the rules governing original issue discount that are set forth in Sections 1271 through 1273 of the Code and in the Treasury regulations issued thereunder, or the OID regulations, and in part upon the REMIC Provisions and the Treasury regulations issued thereunder, or the REMIC regulations. The OID regulations, which are effective with respect to debt instruments issued on or after April 4, 1994, do not adequately address some issues relevant to, and in some instances provide that they are not applicable to, securities like the certificates.

CLASSIFICATION OF REMICS

         Upon the issuance of each series of REMIC certificates, Thacher Proffitt & Wood LLP, counsel to the depositor, will deliver their opinion to the effect that, assuming compliance with all provisions of the related pooling and servicing agreement, the related trust, or each applicable portion of the trust, will qualify as a REMIC and the REMIC certificates offered with respect thereto will be considered to evidence ownership of "regular interests," or REMIC regular certificates or "residual interests," or REMIC residual certificates in that REMIC within the meaning of the REMIC Provisions.

         If an entity electing to be treated as a REMIC fails to comply with one or more of the ongoing requirements of the Code for that status during any taxable year, the Code provides that the entity will not be treated as a REMIC for that year and thereafter. In that event, the entity may be taxable as a separate corporation under Treasury regulations, and the related REMIC certificates may not be accorded the status or given the tax treatment described in this prospectus under "Material Federal Income Tax Consequences". Although the Code authorizes the Treasury Department to issue regulations providing relief in the event of an inadvertent termination of REMIC status, no regulations have been issued. Any relief, moreover, may be accompanied by sanctions, including the imposition of a corporate tax on all or a portion of the trust's income for the period in which the requirements for that status are not satisfied. The pooling and servicing agreement with respect to each REMIC will include provisions designed to maintain the trust's status as a REMIC under the REMIC Provisions. It is not anticipated that the status of any trust as a REMIC will be terminated.

CHARACTERIZATION OF INVESTMENTS IN REMIC CERTIFICATES

         In general, the REMIC certificates will be "real estate assets" within the meaning of Section 856(c)(4)(A) of the Code and assets described in Section 7701(a)(19)(C) of the Code in the same proportion that the assets of the REMIC underlying the certificates would be so treated. Moreover, if 95% or more of the assets of the REMIC qualify for any of the foregoing treatments at all times during a calendar year, the REMIC certificates will qualify for the corresponding status in their entirety for that calendar year. Interest, including original issue discount, on the REMIC regular certificates and income allocated to the class of REMIC residual certificates will be interest described in Section 856(c)(3)(B) of the Code to the extent that those certificates are treated as "real estate assets" within the meaning of Section 856(c)(4)(A) of the Code. In addition, the REMIC regular certificates will be "qualified mortgages" within the meaning of Section 860G(a)(3)(C) of the Code if transferred to another REMIC on its startup day in exchange for regular or residual interests in that REMIC. The determination as to the percentage of the REMIC's assets that constitute assets described in the foregoing sections of the Code will be made with respect to each calendar quarter based on the average adjusted basis of each category of the assets held by the REMIC during that calendar quarter. The master servicer will report those determinations to certificateholders in the manner and at the times required by applicable Treasury regulations.

         The assets of the REMIC will include, in addition to mortgage loans, payments on mortgage loans held pending distribution on the REMIC certificates and property acquired by foreclosure held pending sale, and may include amounts in reserve accounts. It is unclear whether property acquired by foreclosure held pending sale and amounts in reserve accounts would be considered to be part of the mortgage loans, or whether those assets, to the extent not invested in assets described in the foregoing sections, otherwise would receive the same treatment as the mortgage loans for purposes of all of the foregoing sections. In addition, in some instances mortgage loans, including additional collateral loans or pledged asset mortgage loans, may not be treated entirely as assets described in the foregoing sections. If the assets of a REMIC include additional collateral loans or pledged asset mortgage loans, the non-real property collateral, while itself not an asset of the REMIC, could cause the mortgage loans not to qualify for one or more of those characterizations. If so, the related prospectus supplement will describe the mortgage loans, including additional collateral loans or pledged asset mortgage loans, that may not be so treated. The REMIC regulations do provide, however, that payments on mortgage loans held pending distribution are considered part of the mortgage loans for purposes of Section 856(c)(4)(A) of the Code. Furthermore, foreclosure property will qualify as "real estate assets" under Section 856(c)(4)(A) of the Code.

TIERED REMIC STRUCTURES

         For some series of REMIC certificates, two or more separate elections may be made to treat designated portions of the related trust as REMICs, or tiered REMICs, for federal income tax purposes. Upon the issuance of this type of series of REMIC certificates, Thacher Proffitt & Wood, counsel to the depositor, will deliver their opinion to the effect that, assuming compliance with all provisions of the related pooling and servicing agreement, the tiered REMICs will each qualify as a REMIC and the REMIC certificates issued by the tiered REMICs, respectively, will be considered to evidence ownership of REMIC regular certificates or REMIC residual certificates in the related REMIC within the meaning of the REMIC Provisions.

         Solely for purposes of determining whether the REMIC certificates will be "real estate assets" within the meaning of Section 856(c)(4)(A) of the Code, and "loans secured by an interest in real property" under Section 7701(a)(19)(C) of the Code, and whether the income on the certificates is interest described in
Section 856(c)(3)(B) of the Code, the tiered REMICs will be treated as one
REMIC.

TAXATION OF OWNERS OF REMIC REGULAR CERTIFICATES

         GENERAL

         Except as otherwise stated in this discussion, REMIC regular certificates will be treated for federal income tax purposes as debt instruments issued by the REMIC and not as ownership interests in the REMIC or its assets. Moreover, holders of REMIC regular certificates that otherwise report income under a cash method of accounting will be required to report income with respect to REMIC regular certificates under an accrual method.

         ORIGINAL ISSUE DISCOUNT

         Some REMIC regular certificates may be issued with "original issue discount" within the meaning of Section 1273(a) of the Code. Any holders of REMIC regular certificates issued with original issue discount generally will be required to include original issue discount in income as it accrues, in accordance with the method described below, in advance of the receipt of the cash attributable to that income. In addition, Section 1272(a)(6) of the Code provides special rules applicable to REMIC regular certificates and certain other debt instruments issued with original issue discount. Regulations have not been issued under that section.

         The Internal Revenue Code requires that a prepayment assumption be used with respect to mortgage loans held by a REMIC in computing the accrual of original issue discount on REMIC regular certificates issued by that REMIC, and that adjustments be made in the amount and rate of accrual of the discount to reflect differences between the actual prepayment rate and the prepayment assumption. The prepayment assumption is to be determined in a manner prescribed in Treasury regulations; as noted above, those regulations have not been issued. The conference committee report accompanying the Tax Reform Act of 1986 (the "Committee Report") indicates that the regulations will provide that the prepayment assumption used with respect to a REMIC regular certificate must be the same as that used in pricing the initial offering of the REMIC regular certificate. The prepayment assumption used by the master servicer or securities administrator, as applicable, in reporting original issue discount for each series of REMIC regular certificates will be consistent with this standard and will be disclosed in the related prospectus supplement. However, neither the depositor, the master servicer nor the certificate administrator will make any representation that the mortgage loans will in fact prepay at a rate conforming to the prepayment assumption or at any other rate.

         The original issue discount, if any, on a REMIC regular certificate will be the excess of its stated redemption price at maturity over its issue price. The issue price of a particular class of REMIC regular certificates will be the first cash price at which a substantial amount of REMIC regular certificates of that class is sold, excluding sales to bond houses, brokers and underwriters. If less than a substantial amount of a particular class of REMIC regular certificates is sold for cash on or prior to the date of their initial issuance, or the closing date, the issue price for that class will be treated as the fair market value of the class on the closing date. Under the OID regulations, the stated redemption price of a REMIC regular certificate is equal to the total of all payments to be made on that certificate other than "qualified stated interest." Qualified stated interest includes interest that is unconditionally payable at least annually at a single fixed rate, or in the case of a variable rate debt instrument, at a "qualified floating rate," an "objective rate," a combination of a single fixed rate and one or more "qualified floating rates" or one "qualified inverse floating rate," or a combination of "qualified floating rates" that generally does not operate in a manner that accelerates or defers interest payments on a REMIC regular certificate.

         In the case of REMIC regular certificates bearing adjustable interest rates, the determination of the total amount of original issue discount and the timing of the inclusion of the original issue discount will vary according to the characteristics of the REMIC regular certificates. If the original issue discount rules apply to the certificates, the related prospectus supplement will describe the manner in which the rules will be applied by the master servicer or certificate administrator, as applicable, with respect to those certificates in preparing information returns to the certificateholders and the Internal Revenue Service, or IRS.

         Some classes of the REMIC regular certificates may provide for the first interest payment with respect to their certificates to be made more than one month after the date of issuance, a period which is longer than the subsequent monthly intervals between interest payments. Assuming the "accrual period" for original issue discount is each monthly period that ends on a distribution date, in some cases, as a consequence of this "long first accrual period," some or all interest payments may be required to be included in the stated redemption price of the REMIC regular certificate and accounted for as original issue discount. Because interest on REMIC regular certificates must in any event be accounted for under an accrual method, applying this analysis would result in only a slight difference in the timing of the inclusion in income of the yield on the REMIC regular certificates.

         In addition, if the accrued interest to be paid on the first distribution date is computed with respect to a period that begins prior to the closing date, a portion of the purchase price paid for a REMIC regular certificate will reflect the accrued interest. In these cases, information returns to the certificateholders and the IRS will be based on the position that the portion of the purchase price paid for the interest accrued with respect to periods prior to the closing date is treated as part of the overall cost of the REMIC regular certificate, and not as a separate asset the cost of which is recovered entirely out of interest received on the next distribution date, and that portion of the interest paid on the first distribution date in excess of interest accrued for a number of days corresponding to the number of days from the closing date to the first distribution date should be included in the stated redemption price of the REMIC regular certificate. However, the OID regulations state that all or some portion of the accrued interest may be treated as a separate asset the cost of which is recovered entirely out of interest paid on the first distribution date. It is unclear how an election to do so would be made under the OID regulations and whether that election could be made unilaterally by a certificateholder.

         Notwithstanding the general definition of original issue discount, original issue discount on a REMIC regular certificate will be considered to be de minimis if it is less than 0.25% of the stated redemption price of the REMIC regular certificate multiplied by its weighted average maturity. For this purpose, the weighted average maturity of the REMIC regular certificate is computed as the sum of the amounts determined, as to each payment included in the stated redemption price of the REMIC regular certificate, by multiplying (i) the number of complete years, rounding down for partial years, from the issue date until the payment is expected to be made, presumably taking into account the prepayment assumption, by (ii) a fraction, the numerator of which is the amount of the payment, and the denominator of which is the stated redemption price at maturity of the REMIC regular certificate. Under the OID regulations, original issue discount of only a de minimis amount, other than de minimis original issue discount attributable to a so-called "teaser" interest rate or an initial interest holiday, will be included in income as each payment of stated principal is made, based on the product of the total remaining amount of the de minimis original issue discount and a fraction, the numerator of which is the amount of the principal payment and the denominator of which is the outstanding stated principal amount of the REMIC regular certificate. The OID regulations also would permit a certificateholder to elect to accrue de minimis original issue discount into income currently based on a constant yield method. See "Taxation of Owners or REMIC Regular Certificates--Market Discount" for a description of that election under the OID regulations.

         If original issue discount on a REMIC regular certificate is in excess of a de minimis amount, the holder of the certificate must include in ordinary gross income the sum of the "daily portions" of original issue discount for each day during its taxable year on which it held the REMIC regular certificate, including the purchase date but excluding the disposition date. In the case of an original holder of a REMIC regular certificate, the daily portions of original issue discount will be determined as follows.

         As to each "accrual period," that is, unless otherwise stated in the related prospectus supplement, each period that ends on a date that corresponds to a distribution date and begins on the first day following the immediately preceding accrual period, or in the case of the first accrual period, begins on the closing date, a calculation will be made of the portion of the original issue discount that accrued during that accrual period. The portion of original issue discount that accrues in any accrual period will equal the excess, if any, of (i) the sum of (A) the present value, as of the end of the accrual period, of all of the distributions remaining to be made on the REMIC regular certificate, if any, in future periods and (B) the distributions made on the REMIC regular certificate during the accrual period of amounts included in the stated redemption price, over (ii) the adjusted issue price of the REMIC regular certificate at the beginning of the accrual period. The present value of the remaining distributions referred to in the preceding sentence will be calculated
(1) assuming that distributions on the REMIC regular certificate will be received in future periods based on the mortgage loans being prepaid at a rate equal to the prepayment assumption and (2) using a discount rate equal to the original yield to maturity of the certificate. For these purposes, the original yield to maturity of the certificate will be calculated based on its issue price and assuming that distributions on the certificate will be made in all accrual periods based on the mortgage loans being prepaid at a rate equal to the prepayment assumption. The adjusted issue price of a REMIC regular certificate at the beginning of any accrual period will equal the issue price of the certificate, increased by the aggregate amount of original issue discount that accrued with respect to that certificate in prior accrual periods, and reduced by the amount of any distributions made on that REMIC regular certificate in prior accrual periods of amounts included in its stated redemption price. The original issue discount accruing during any accrual period, computed as described above, will be allocated ratably to each day during the accrual period to determine the daily portion of original issue discount for that day.

         The OID regulations suggest that original issue discount with respect to securities that represent multiple uncertificated REMIC regular interests, in which ownership interests will be issued simultaneously to the same buyer and which may be required under the related pooling and servicing agreement to be transferred together, should be computed on an aggregate method. In the absence of further guidance from the IRS, original issue discount with respect to securities that represent the ownership of multiple uncertificated REMIC regular interests will be reported to the IRS and the certificateholders on an aggregate method based on a single overall constant yield and the prepayment assumption stated in the related prospectus supplement, treating all uncertificated regular interests as a single debt instrument as set forth in the OID regulations, so long as the pooling and servicing agreement requires that the uncertificated regular interests be transferred together.

         A subsequent purchaser of a REMIC regular certificate that purchases the certificate at a cost, excluding any portion of that cost attributable to accrued qualified stated interest, less than its remaining stated redemption price will also be required to include in gross income the daily portions of any original issue discount with respect to that certificate. However, each daily portion will be reduced, if the cost is in excess of its "adjusted issue price," in proportion to the ratio that excess bears to the aggregate original issue discount remaining to be accrued on the REMIC regular certificate. The adjusted issue price of a REMIC regular certificate on any given day equals (i) the adjusted issue price or, in the case of the first accrual period, the issue price, of the certificate at the beginning of the accrual period which includes that day, plus (ii) the daily portions of original issue discount for all days during the accrual period prior to that day minus (iii) any payments other than qualified stated interest made during the accrual period prior to that day with respect to the certificate.

         MARKET DISCOUNT

         A certificateholder that purchases a REMIC regular certificate at a market discount, that is, in the case of a REMIC regular certificate issued without original issue discount, at a purchase price less than its remaining stated principal amount, or in the case of a REMIC regular certificate issued with original issue discount, at a purchase price less than its adjusted issue price will recognize income upon receipt of each distribution representing stated redemption price. In particular, under Section 1276 of the Code such a certificateholder generally will be required to allocate the portion of each distribution representing stated redemption price first to accrued market discount not previously included in income, and to recognize ordinary income to that extent.

         A certificateholder may elect to include market discount in income currently as it accrues rather than including it on a deferred basis in accordance with the foregoing. If made, the election will apply to all market discount bonds acquired by the certificateholder on or after the first day of the first taxable year to which the election applies. In addition, the OID regulations permit a certificateholder to elect to accrue all interest, discount, including de minimis market or original issue discount, and premium in income as interest, based on a constant yield method. If the election were made with respect to a REMIC regular certificate with market discount, the certificateholder would be deemed to have made an election to include currently market discount in income with respect to all other debt instruments having market discount that the certificateholder acquires during the taxable year of the election or thereafter. Similarly, a certificateholder that made this election for a certificate that is acquired at a premium would be deemed to have made an election to amortize bond premium with respect to all debt instruments having amortizable bond premium that the certificateholder owns or acquires. See "TAXATION OF OWNERS OF REMIC REGULAR CERTIFICATES--PREMIUM." Each of these elections to accrue interest, discount and premium with respect to a certificate on a constant yield method or as interest may not be revoked without the consent of the IRS.

         However, market discount with respect to a REMIC regular certificate will be considered to be de minimis for purposes of Section 1276 of the Code if the market discount is less than 0.25% of the remaining stated redemption price of the REMIC regular certificate multiplied by the number of complete years to maturity remaining after the date of its purchase. In interpreting a similar rule with respect to original issue discount on obligations payable in installments, the OID regulations refer to the weighted average maturity of obligations, and it is likely that the same rule will be applied with respect to market discount, presumably taking into account the prepayment assumption. If market discount is treated as de minimis under this rule, it appears that the actual discount would be treated in a manner similar to original issue discount of a de minimis amount. See "TAXATION OF OWNERS OF REMIC REGULAR CERTIFICATES--ORIGINAL ISSUE DISCOUNT." This treatment may result in discount being included in income at a slower rate than discount would be required to be included in income using the method described above.

         Section 1276(b)(3) of the Code specifically authorizes the Treasury Department to issue regulations providing for the method for accruing market discount on debt instruments, the principal of which is payable in more than one installment. Until regulations are issued by the Treasury Department, certain rules described in the Committee Report apply. The Committee Report indicates that in each accrual period market discount on REMIC regular certificates should accrue, at the certificateholder's option:

         o        on the basis of a constant yield method,

         o in the case of a REMIC regular certificate issued without original issue discount, in an amount that bears the same ratio to the total remaining market discount as the stated interest paid in the accrual period bears to the total amount of stated interest remaining to be paid on the REMIC regular certificate as of the beginning of the accrual period, or

         o in the case of a REMIC regular certificate issued with original issue discount, in an amount that bears the same ratio to the total remaining market discount as the original issue discount accrued in the accrual period bears to the total original issue discount remaining on the REMIC regular certificate at the beginning of the accrual period.

         Moreover, the prepayment assumption used in calculating the accrual of original issue discount is to be used in calculating the accrual of market discount. Because the regulations referred to in this paragraph have not been issued, it is not possible to predict what effect those regulations might have on the tax treatment of a REMIC regular certificate purchased at a discount in the secondary market.

         To the extent that REMIC regular certificates provide for monthly or other periodic distributions throughout their term, the effect of these rules may be to require market discount to be includible in income at a rate that is not significantly slower than the rate at which the discount would accrue if it were original issue discount. Moreover, in any event a holder of a REMIC regular certificate generally will be required to treat a portion of any gain on the sale or exchange of that certificate as ordinary income to the extent of the market discount accrued to the date of disposition under one of the foregoing methods, less any accrued market discount previously reported as ordinary income.

         In addition, under Section 1277 of the Code, a holder of a REMIC regular certificate may be required to defer a portion of its interest deductions for the taxable year attributable to any indebtedness incurred or continued to purchase or carry a REMIC regular certificate purchased with market discount. For these purposes, the de minimis rule referred to above applies. Any deferred interest expense would not exceed the market discount that accrues during that taxable year and is, in general, allowed as a deduction not later than the year in which the market discount is includible in income. If the holder elects to include market discount in income currently as it accrues on all market discount instruments acquired by that holder in that taxable year or thereafter, the interest deferral rule described above will not apply.

         PREMIUM

         A REMIC regular certificate purchased at a cost, excluding any portion of that cost attributable to accrued qualified stated interest, greater than its remaining stated redemption price will be considered to be purchased at a premium. The holder of a REMIC regular certificate may elect under Section 171 of the Code to amortize that premium under the constant yield method over the life of the certificate. If made, this election will apply to all debt instruments having amortizable bond premium that the holder owns or subsequently acquires. Amortizable premium will be treated as an offset to interest income on the related REMIC regular certificate, rather than as a separate interest deduction. The OID regulations also permit certificateholders to elect to include all interest, discount and premium in income based on a constant yield method, further treating the certificateholder as having made the election to amortize premium generally. See "Taxation of Owners of REMIC Regular Certificates--Market Discount." The conference committee report states that the same rules that apply to accrual of market discount, which rules will require use of a prepayment assumption in accruing market discount with respect to REMIC regular certificates without regard to whether those certificates have original issue discount, will also apply in amortizing bond premium under Section 171 of the Code. It is possible that the use of the assumption that there will be no prepayments may be required in calculating the amortization of premium.

         REALIZED LOSSES

         Under Section 166 of the Code, both corporate holders of the REMIC regular certificates and noncorporate holders of the REMIC regular certificates that acquire those certificates in connection with a trade or business should be allowed to deduct, as ordinary losses, any losses sustained during a taxable year in which their certificates become wholly or partially worthless as the result of one or more realized losses on the mortgage loans. However, it appears that a noncorporate holder that does not acquire a REMIC regular certificate in connection with a trade or business will not be entitled to deduct a loss under
Section 166 of the Code until the holder's certificate becomes wholly worthless--until its outstanding principal balance has been reduced to zero--and that the loss will be characterized as a short-term capital loss.

         Each holder of a REMIC regular certificate will be required to accrue interest and original issue discount with respect to that certificate, without giving effect to any reductions in distributions attributable to defaults or delinquencies on the mortgage loans or the underlying certificates until it can be established that any reduction ultimately will not be recoverable. As a result, the amount of taxable income reported in any period by the holder of a REMIC regular certificate could exceed the amount of economic income actually realized by the holder in that period. Although the holder of a REMIC regular certificate eventually will recognize a loss or reduction in income attributable to previously accrued and included income that, as the result of a realized loss, ultimately will not be realized, the law is unclear with respect to the timing and character of the loss or reduction in income.

TAXATION OF OWNERS OF REMIC RESIDUAL CERTIFICATES

         GENERAL

         As residual interests, the REMIC residual certificates will be subject to tax rules that differ significantly from those that would apply if the REMIC residual certificates were treated for federal income tax purposes as direct ownership interests in the mortgage loans or as debt instruments issued by the REMIC.

         A holder of a REMIC residual certificate generally will be required to report its daily portion of the taxable income or, in accordance with the limitations noted in this discussion, the net loss of the REMIC for each day during a calendar quarter that the holder owned the REMIC residual certificate. For this purpose, the taxable income or net loss of the REMIC will be allocated to each day in the calendar quarter ratably using a "30 days per month/90 days per quarter/360 days per year" convention unless otherwise disclosed in the related prospectus supplement. The daily amounts will then be allocated among the REMIC residual certificateholders in proportion to their respective ownership interests on that day. Any amount included in the gross income or allowed as a loss of any REMIC residual certificateholder by virtue of this allocation will be treated as ordinary income or loss. The taxable income of the REMIC will be determined under the rules described in this prospectus in "--Taxable Income of the REMIC" and will be taxable to the REMIC residual certificateholders without regard to the timing or amount of cash distributions by the REMIC. Ordinary income derived from REMIC residual certificates will be "portfolio income" for purposes of the taxation of taxpayers in accordance with limitations under Section 469 of the Code on the deductibility of "passive losses."

         A holder of a REMIC residual certificate that purchased the certificate from a prior holder of that certificate also will be required to report on its federal income tax return amounts representing its daily portion of the taxable income or net loss of the REMIC for each day that it holds the REMIC residual certificate. These daily portions generally will equal the amounts of taxable income or net loss determined as described above. The Committee Report indicates that modifications of the general rules may be made, by regulations, legislation or otherwise, to reduce, or increase, the income or loss of a REMIC residual certificateholder that purchased the REMIC residual certificate from a prior holder of such certificate at a price greater than, or less than, the adjusted basis, as defined below, that REMIC residual certificate would have had in the hands of an original holder of that certificate. The REMIC regulations, however, do not provide for any such modifications.

         Any payments received by a REMIC residual certificateholder in connection with the acquisition of that REMIC residual certificate will be taken into account in determining the income of the holder for federal income tax purposes. Although it appears likely that any payment would be includible in income immediately upon its receipt, the IRS might assert that the payment should be included in income over time according to an amortization schedule or according to some other method. Because of the uncertainty concerning the treatment of these payments, holders of REMIC residual certificates should consult their tax advisors concerning the treatment of these payments for income tax purposes.

         The amount of income REMIC residual certificateholders will be required to report, or the tax liability associated with that income, may exceed the amount of cash distributions received from the REMIC for the corresponding period. Consequently, REMIC residual certificateholders should have other sources of funds sufficient to pay any federal income taxes due as a result of their ownership of REMIC residual certificates or unrelated deductions against which income may be offset, subject to the rules relating to "excess inclusions" and "noneconomic" residual interests discussed below. The fact that the tax liability associated with the income allocated to REMIC residual certificateholders may exceed the cash distributions received by the REMIC residual certificateholders for the corresponding period may significantly adversely affect the REMIC residual certificateholders after-tax rate of return.

TAXABLE INCOME OF THE REMIC

         The taxable income of the REMIC will equal the income from the mortgage loans and other assets of the REMIC plus any cancellation of indebtedness income due to the allocation of realized losses to REMIC regular certificates, less the deductions allowed to the REMIC for interest, including original issue discount and reduced by the amortization of any premium received on issuance, on the REMIC regular certificates, and any other class of REMIC certificates constituting "regular interests" in the REMIC not offered hereby, amortization of any premium on the mortgage loans, bad debt deductions with respect to the mortgage loans and, except as described below, for servicing, administrative and other expenses.

         For purposes of determining its taxable income, the REMIC will have an initial aggregate basis in its assets equal to their fair market value immediately after their transfer to the REMIC. For this purpose, the master servicer intends to treat the fair market value of the mortgage loans as being equal to the aggregate issue prices of the REMIC regular certificates and REMIC residual certificates. The aggregate basis will be allocated among the mortgage loans collectively and the other assets of the REMIC in proportion to their respective fair market values. The issue price of any REMIC certificates offered by this prospectus will be determined in the manner described above under "--Taxation of Owners of REMIC Regular Certificates--Original Issue Discount." Accordingly, if one or more classes of REMIC certificates are retained initially rather than sold, the master servicer may be required to estimate the fair market value of those interests in order to determine the basis of the REMIC in the mortgage loans and other property held by the REMIC.

         Subject to the possible application of the de minimis rules, the method of accrual by the REMIC of original issue discount income and market discount income with respect to mortgage loans that it holds will be equivalent to the method of accruing original issue discount income for REMIC regular certificateholders--under the constant yield method taking into account the prepayment assumption. However, a REMIC that acquires loans at a market discount must include the discount in income currently, as it accrues, on a constant interest basis. See "--Taxation of Owners of REMIC Regular Certificates" above, which describes a method of accruing discount income that is analogous to that required to be used by a REMIC as to mortgage loans with market discount that it holds.

         A mortgage loan will be deemed to have been acquired with discount or premium to the extent that the REMIC's basis in the mortgage loan, determined as described in the preceding paragraph, is less than or greater than its stated redemption price. Any discount will be includible in the income of the REMIC as it accrues, in advance of receipt of the cash attributable to that income, under a method similar to the method described above for accruing original issue discount on the REMIC regular certificates. It is anticipated that each REMIC will elect under Section 171 of the Code to amortize any premium on the mortgage loans. Premium on any mortgage loan to which the election applies may be amortized under a constant yield method, presumably taking into account a prepayment assumption.

         A REMIC will be allowed deductions for interest, including original issue discount, on the REMIC regular certificates, including any other class of REMIC certificates constituting "regular interests" in the REMIC not offered by this prospectus, equal to the deductions that would be allowed if the REMIC regular certificates, including any other class of REMIC certificates constituting "regular interests" in the REMIC not offered by this prospectus, were indebtedness of the REMIC. Original issue discount will be considered to accrue for this purpose as described above under "--Taxation of Owners of REMIC Regular Certificates--Original Issue Discount," except that the de minimis rule and the adjustments for subsequent holders of REMIC regular certificates, including any other class of certificates constituting "regular interests" in the REMIC not offered by this prospectus, described therein will not apply.

         If a class of REMIC regular certificates is issued at an issue premium, the net amount of interest deductions that are allowed the REMIC in each taxable year with respect to the REMIC regular certificates of that class will be reduced by an amount equal to the portion of the issue premium that is considered to be amortized or repaid in that year. Although the matter is not entirely certain, it is likely that issue premium would be amortized under a constant yield method in a manner analogous to the method of accruing original issue discount described above under "--Taxation of Owners of REMIC Regular Certificates--Original Issue Discount."

         As a general rule, the taxable income of the REMIC will be determined in the same manner as if the REMIC were an individual having the calendar year as its taxable year and using the accrual method of accounting. However, no item of income, gain, loss or deduction allocable to a prohibited transaction will be taken into account. See "--Prohibited Transactions and Other Possible REMIC Taxes" below. Further, the limitation on miscellaneous itemized deductions imposed on individuals by Section 67 of the Code, which allows those deductions only to the extent they exceed in the aggregate two percent of the taxpayer's adjusted gross income, will not be applied at the REMIC level so that the REMIC will be allowed deductions for servicing, administrative and other non-interest expenses in determining its taxable income. All of these expenses will be allocated as a separate item to the holders of REMIC residual certificates, subject to the limitation of Section 67 of the Code. See "--Possible Pass-Through of Miscellaneous Itemized Deductions." If the deductions allowed to the REMIC exceed its gross income for a calendar quarter, the excess will be the net loss for the REMIC for that calendar quarter.

         BASIS RULES, NET LOSSES AND DISTRIBUTIONS

         The adjusted basis of a REMIC residual certificate will be equal to the amount paid for that REMIC residual certificate, increased by amounts included in the income of the related certificateholder and decreased, but not below zero, by distributions made, and by net losses allocated, to the related certificateholder.

         A REMIC residual certificateholder is not allowed to take into account any net loss for any calendar quarter to the extent the net loss exceeds the REMIC residual certificateholder's adjusted basis in its REMIC residual certificate as of the close of that calendar quarter, determined without regard to the net loss. Any loss that is not currently deductible by reason of this limitation may be carried forward indefinitely to future calendar quarters and, in accordance with the same limitation, may be used only to offset income from the REMIC residual certificate. The ability of REMIC residual certificateholders to deduct net losses in accordance with additional limitations under the Code, as to which the certificateholders should consult their tax advisors.

         Any distribution on a REMIC residual certificate will be treated as a non-taxable return of capital to the extent it does not exceed the holder's adjusted basis in the REMIC residual certificate. To the extent a distribution on a REMIC residual certificate exceeds the adjusted basis, it will be treated as gain from the sale of the REMIC residual certificate. A holder of a REMIC residual certificates may be entitled to distributions early in the term of the related REMIC under circumstances in which its basis in the REMIC residual certificate will not be sufficiently large that distributions will be treated as nontaxable returns of capital. A holder's basis in the REMIC residual certificate will initially equal the amount paid for the REMIC residual certificate and will be increased by its allocable shares of taxable income of the trust. However, a holder's basis increases may not occur until the end of the calendar quarter, or perhaps the end of the calendar year, with respect to which the REMIC taxable income is allocated to the REMIC residual certificateholder. To the extent the REMIC residual certificateholder's initial basis is less than the distributions to the REMIC residual certificateholder, and increases in the initial bases either occur after distributions or, together with their initial bases, are less than the amount of the distributions, gain will be recognized to the REMIC residual certificateholder on those distributions and will be treated as gain from the sale of its REMIC residual certificate.

         The effect of these rules is that a certificateholder may not amortize its basis in a REMIC residual certificate, but may only recover its basis through distributions, through the deduction of its share of any net losses of the REMIC or upon the sale of its REMIC residual certificate. See "--Sales of REMIC Certificates." For a discussion of possible modifications of these rules that may require adjustments to income of a holder of a REMIC residual certificate other than an original holder in order to reflect any difference between the cost of the REMIC residual certificate to its holder and the adjusted basis the REMIC residual certificate would have had in the hands of the original holder, see "Taxation of REMIC Regular Certificates--General."

         EXCESS INCLUSIONS

         Any "excess inclusions" with respect to a REMIC residual certificate will be subject to federal income tax in all events. In general, the "excess inclusions" with respect to a REMIC residual certificate for any calendar quarter will be the excess, if any, of (i) the sum of the daily portions of REMIC taxable income allocable to the REMIC residual certificate over (ii) the sum of the "daily accruals", as defined below, for each day during that quarter that the REMIC residual certificate was held by the REMIC residual certificateholder. The daily accruals of a REMIC residual certificateholder will be determined by allocating to each day during a calendar quarter its ratable portion of the product of the "adjusted issue price" of the REMIC residual certificate at the beginning of the calendar quarter and 120% of the "long-term Federal rate" in effect on the closing date. For this purpose, the adjusted issue price of a REMIC residual certificate as of the beginning of any calendar quarter will be equal to the issue price of the REMIC residual certificate, increased by the sum of the daily accruals for all prior quarters and decreased, but not below zero, by any distributions made with respect to the REMIC residual certificate before the beginning of that quarter. The issue price of a REMIC residual certificate is the initial offering price to the public, excluding bond houses, brokers and underwriters, at which a substantial amount of the REMIC residual certificates were sold. If less than a substantial amount of a particular class of REMIC residual certificates is sold for cash on or prior to the closing date, the issue price of that class will be treated as the fair market value of that class on the closing date. The "long-term Federal rate" is an average of current yields on Treasury securities with a remaining term of greater than nine years, computed and published monthly by the IRS.

         For REMIC residual certificateholders, an excess inclusion:

         o will not be permitted to be offset by deductions, losses or loss carryovers from other activities,

         o will be treated as "unrelated business taxable income" to an otherwise tax-exempt organization and

         o will not be eligible for any rate reduction or exemption under any applicable tax treaty with respect to the 30% United States withholding tax imposed on distributions to REMIC residual certificateholders that are foreign investors.

         See, however, "--Foreign Investors in REMIC Certificates" below.

         Furthermore, for purposes of the alternative minimum tax, (i) excess inclusions will not be permitted to be offset by the alternative tax net operating loss deduction and (ii) alternative minimum taxable income may not be less than the taxpayer's excess inclusions; provided, however, that for purposes of (ii), alternative minimum taxable income is determined without regard to the special rule that taxable income cannot be less than excess inclusions. The latter rule has the effect of preventing nonrefundable tax credits from reducing the taxpayer's income tax to an amount lower than the alternative minimum tax on excess inclusions.

         In the case of any REMIC residual certificates held by a real estate investment trust, the aggregate excess inclusions with respect to the REMIC residual certificates, reduced, but not below zero, by the real estate investment trust taxable income, within the meaning of Section 857(b)(2) of the Code, excluding any net capital gain, will be allocated among the shareholders of the trust in proportion to the dividends received by the shareholders from the trust, and any amount so allocated will be treated as an excess inclusion with respect to a REMIC residual certificate as if held directly by the shareholder. Treasury regulations yet to be issued could apply a similar rule to regulated investment companies, common trust funds and some cooperatives; the REMIC regulations currently do not address this subject.

         NONECONOMIC REMIC RESIDUAL CERTIFICATES

         Under the REMIC regulations, transfers of "noneconomic" REMIC residual certificates will be disregarded for all federal income tax purposes if "a significant purpose of the transfer was to enable the transferor to impede the assessment or collection of tax." If the transfer is disregarded, the purported transferor will continue to remain liable for any taxes due with respect to the income on the "noneconomic" REMIC residual certificate. The REMIC regulations provide that a REMIC residual certificate is noneconomic unless, based on the prepayment assumption and on any required or permitted clean up calls, or required qualified liquidation provided for in the REMIC's organizational documents, (1) the present value of the expected future distributions (discounted using the "applicable Federal rate" for obligations whose term ends on the close of the last quarter in which excess inclusions are expected to accrue with respect to the REMIC residual certificate, which rate is computed and published monthly by the IRS, on the REMIC residual certificate equals at least the present value of the expected tax on the anticipated excess inclusions, and (2) the transferor reasonably expects that the transferee will receive distributions with respect to the REMIC residual certificate at or after the time the taxes accrue on the anticipated excess inclusions in an amount sufficient to satisfy the accrued taxes. Accordingly, all transfers of REMIC residual certificates that may constitute noneconomic residual interests will be subject to restrictions under the terms of the related pooling and servicing agreement that are intended to reduce the possibility of any transfer being disregarded. The restrictions will require each party to a transfer to provide an affidavit that no purpose of the transfer is to impede the assessment or collection of tax, including representations as to the financial condition of the prospective transferee, as to which the transferor also is required to make a reasonable investigation to determine the transferee's historic payment of its debts and ability to continue to pay its debts as they come due in the future. Prior to purchasing a REMIC residual certificate, prospective purchasers should consider the possibility that a purported transfer of the REMIC residual certificate by such a purchaser to another purchaser at some future date may be disregarded in accordance with the above-described rules which would result in the retention of tax liability by that purchaser.

         The IRS has issued final REMIC regulations that add to the conditions necessary to assure that a transfer of a non-economic residual interest would be respected. The additional conditions require that in order to qualify as a safe harbor transfer of a residual, the transferee represent that it will not cause the income "to be attributable to a foreign permanent establishment or fixed base (within the meaning of an applicable income tax treaty) of the transferee or another U.S. taxpayer" and either (i) the amount received by the transferee be no less on a present value basis than the present value of the net tax detriment attributable to holding the residual interest reduced by the present value of the projected payments to be received on the residual interest or (ii) the transfer is to a domestic taxable corporation with specified large amounts of gross and net assets and that meets certain other requirements where agreement is made that all future transfers will be to taxable domestic corporations in transactions that qualify for the same "safe harbor" provision. Eligibility for the safe harbor requires, among other things, that the facts and circumstances known to the transferor at the time of transfer not indicate to a reasonable person that the taxes with respect to the residual interest will not be paid, with an unreasonably low cost for the transfer specifically mentioned as negating eligibility.

         The related prospectus supplement will disclose whether offered REMIC residual certificates may be considered "noneconomic" residual interests under the REMIC regulations. Any disclosure that a REMIC residual certificate will not be considered "noneconomic" will be based upon some assumptions, and the depositor will make no representation that a REMIC residual certificate will not be considered "noneconomic" for purposes of the above-described rules. See "--Foreign Investors in REMIC Certificates" for additional restrictions applicable to transfers of certain REMIC residual certificates to foreign persons.

         MARK-TO-MARKET RULES

         The mark-to-market requirement applies to all securities owned by a dealer, except to the extent that the dealer has specifically identified a security as held for investment. The mark-to-market regulations provide that for purposes of this mark-to-market requirement, a REMIC residual certificate acquired on or after January 4, 1995 is not treated as a security and thus may not be marked to market. Prospective purchasers of a REMIC residual certificate should consult their tax advisors regarding the possible application of the mark-to-market requirement to REMIC residual certificates.

         POSSIBLE PASS-THROUGH OF MISCELLANEOUS ITEMIZED DEDUCTIONS

         Fees and expenses of a REMIC generally will be allocated to the holders of the related REMIC residual certificates. The applicable Treasury regulations indicate, however, that in the case of a REMIC that is similar to a single class grantor trust, all or a portion of those fees and expenses should be allocated to the holders of the related REMIC regular certificates. Unless otherwise stated in the related prospectus supplement, fees and expenses will be allocated to holders of the related REMIC residual certificates in their entirety and not to the holders of the related REMIC regular certificates.

         With respect to REMIC residual certificates or REMIC regular certificates the holders of which receive an allocation of fees and expenses in accordance with the preceding discussion, if any holder thereof is an individual, estate or trust, or a "Pass-Through Entity" beneficially owned by one or more individuals, estates or trusts, (i) an amount equal to the individual's, estate's or trust's share of fees and expenses will be added to the gross income of that holder and (ii) the individual's, estate's or trust's share of fees and expenses will be treated as a miscellaneous itemized deduction allowable in accordance with the limitation of Section 67 of the Code, which permits those deductions only to the extent they exceed in the aggregate two percent of a taxpayer's adjusted gross income. In addition, Section 68 of the Code provides that the amount of itemized deductions otherwise allowable for an individual whose adjusted gross income exceeds a specified amount will be reduced. The amount of additional taxable income reportable by REMIC certificateholders that are covered by the limitations of either Section 67 or
Section 68 of the Code may be substantial. Furthermore, in determining the alternative minimum taxable income of such a holder of a REMIC certificate that is an individual, estate or trust, or a "Pass-Through Entity" beneficially owned by one or more individuals, estates or trusts, no deduction will be allowed for the holder's allocable portion of servicing fees and other miscellaneous itemized deductions of the REMIC, even though an amount equal to the amount of such fees and other deductions will be included in the holder's gross income. Accordingly, the REMIC certificates may not be appropriate investments for individuals, estates, or trusts, or pass-through entities beneficially owned by one or more individuals, estates or trusts. Any prospective investors should consult with their tax advisors prior to making an investment in these certificates.

        TAX AND RESTRICTIONS ON TRANSFERS OF REMIC RESIDUAL CERTIFICATES
                            TO CERTAIN ORGANIZATIONS

         If a REMIC residual certificate is transferred to a disqualified organization, a tax would be imposed in an amount, determined under the REMIC regulations, equal to: the product of

         o the present value, discounted using the "applicable Federal rate" for obligations whose term ends on the close of the last quarter in which excess inclusions are expected to accrue with respect to the certificate, which rate is computed and published monthly by the IRS, of the total anticipated excess inclusions with respect to the REMIC residual certificate for periods after the transfer; and

         o the highest marginal federal income tax rate applicable to corporations.

         The anticipated excess inclusions must be determined as of the date that the REMIC residual certificate is transferred and must be based on events that have occurred up to the time of transfer, the prepayment assumption and any required or permitted clean up calls or required liquidation provided for in the REMIC's organizational documents. This tax generally would be imposed on the transferor of the REMIC residual certificate, except that where the transfer is through an agent for a disqualified organization, the tax would instead be imposed on that agent. However, a transferor of a REMIC residual certificate would in no event be liable for the tax with respect to a transfer if the transferee furnishes to the transferor an affidavit that the transferee is not a disqualified organization and, as of the time of the transfer, the transferor does not have actual knowledge that the affidavit is false. Moreover, an entity will not qualify as a REMIC unless there are reasonable arrangements designed to ensure that:

         o residual interests in the entity are not held by disqualified organizations; and

         o information necessary for the application of the tax described herein will be made available.

         Restrictions on the transfer of REMIC residual certificates and other provisions that are intended to meet this requirement will be included in the pooling and servicing agreement, including provisions:

         o requiring any transferee of a REMIC residual certificate to provide an affidavit representing that it is not a disqualified organization and is not acquiring the REMIC residual certificate on behalf of a disqualified organization, undertaking to maintain that status and agreeing to obtain a similar affidavit from any person to whom it shall transfer the REMIC residual certificate;

         o providing that any transfer of a REMIC residual certificate to a disqualified organization shall be null and void; and

         o granting to the master servicer the right, without notice to the holder or any prior holder, to sell to a purchaser of its choice any REMIC residual certificate that shall become owned by a disqualified organization despite (1) and (2) above.

         In addition, if a Pass-Through Entity includes in income excess inclusions with respect to a REMIC residual certificate, and a disqualified organization is the record holder of an interest in that entity, then a tax will be imposed on the entity equal to the product of (i) the amount of excess inclusions on the REMIC residual certificate that are allocable to the interest in the Pass-Through Entity held by the disqualified organization and (ii) the highest marginal federal income tax rate imposed on corporations. A Pass-Through Entity will not be subject to this tax for any period, however, if each record holder of an interest in the Pass-Through Entity furnishes to that Pass-Through Entity (i) the holder's social security number and a statement under penalties of perjury that the social security number is that of the record holder or (ii) a statement under penalties of perjury that the record holder is not a disqualified organization. For taxable years beginning after December 31, 1997, notwithstanding the preceding two sentences, in the case of a REMIC residual certificate held by an "electing large partnership," all interests in such partnership shall be treated as held by disqualified organizations, without regard to whether the record holders of the partnership furnish statements described in the preceding sentence, and the amount that is subject to tax under the second preceding sentence is excluded from the gross income of the partnership allocated to the partners, in lieu of allocating to the partners a deduction for the tax paid by the partners.

         SALES OF REMIC CERTIFICATES

         If a REMIC certificate is sold, the selling certificateholder will recognize gain or loss equal to the difference between the amount realized on the sale and its adjusted basis in the REMIC certificate. The adjusted basis of a REMIC regular certificate generally will equal the cost of that REMIC regular certificate to that certificateholder, increased by income reported by the certificateholder with respect to that REMIC regular certificate, including original issue discount and market discount income, and reduced, but not below zero, by distributions on the REMIC regular certificate received by the certificateholder and by any amortized premium. The adjusted basis of a REMIC residual certificate will be determined as described under "--Taxation of Owners of REMIC Residual Certificates--Basis Rules, Net Losses and Distributions." Except as described below, any gain or loss generally will be capital gain or loss.

         Gain from the sale of a REMIC regular certificate that might otherwise be capital gain will be treated as ordinary income to the extent the gain does not exceed the excess, if any, of (i) the amount that would have been includible in the seller's income with respect to the REMIC regular certificate had income accrued thereon at a rate equal to 110% of the "applicable federal rate", which is generally a rate based on an average of current yields on Treasury securities having a maturity comparable to that of the certificate, which rate is computed and published monthly by the IRS, determined as of the date of purchase of the REMIC regular certificate, over (ii) the amount of ordinary income actually includible in the seller's income prior to the sale. In addition, gain recognized on the sale of a REMIC regular certificate by a seller who purchased the REMIC regular certificate at a market discount will be taxable as ordinary income to the extent of any accrued and previously unrecognized market discount that accrued during the period the certificate was held. See "--Taxation of Owners of REMIC Regular Certificates--Market Discount."

         REMIC certificates will be "evidences of indebtedness" within the meaning of Section 582(c)(1) of the Code, so that gain or loss recognized from the sale of a REMIC certificate by a bank or thrift institution to which that section applies will be ordinary income or loss.

         A portion of any gain from the sale of a REMIC regular certificate that might otherwise be capital gain may be treated as ordinary income to the extent that the certificate is held as part of a "conversion transaction" within the meaning of Section 1258 of the Code. A conversion transaction generally is one in which the taxpayer has taken two or more positions in certificates or similar property that reduce or eliminate market risk, if substantially all of the taxpayer's return is attributable to the time value of the taxpayer's net investment in the transaction. The amount of gain so realized in a conversion transaction that is recharacterized as ordinary income generally will not exceed the amount of interest that would have accrued on the taxpayer's net investment at 120% of the appropriate "applicable federal rate", which rate is computed and published monthly by the IRS, at the time the taxpayer enters into the conversion transaction, subject to appropriate reduction for prior inclusion of interest and other ordinary income items from the transaction.

         Finally, a taxpayer may elect to have net capital gain taxed at ordinary income rates rather than capital gains rates in order to include any net capital gain in total net investment income for the taxable year, for purposes of the limitation on the deduction of interest on indebtedness incurred to purchase or carry property held for investment to a taxpayer's net investment income.

         Except as may be provided in Treasury regulations yet to be issued, if the seller of a REMIC residual certificate reacquires the certificate, any other residual interest in a REMIC (and possibly a "financial asset securitization investment trust", or FASIT, within the meaning of Section 860L of the Code) or any similar interest in a "taxable mortgage pool", as defined in Section 7701(i) of the Code, within six months of the date of the sale, the sale will be subject to the "wash sale" rules of Section 1091 of the Code. In that event, any loss realized by the REMIC residual certificateholders on the sale will not be deductible, but instead will be added to the REMIC residual certificateholders adjusted basis in the newly-acquired asset.

         PROHIBITED TRANSACTIONS AND OTHER POSSIBLE REMIC TAXES

         The Internal Revenue Code imposes a prohibited transactions tax, which is a tax on REMICs equal to 100% of the net income derived from prohibited transactions. In general, subject to specified exceptions a prohibited transaction means the disposition of a mortgage loan, the receipt of income from a source other than a mortgage loan or other permitted investments, the receipt of compensation for services, or gain from the disposition of an asset purchased with the payments on the mortgage loans for temporary investment pending distribution on the REMIC certificates. It is not anticipated that any REMIC will engage in any prohibited transactions in which it would recognize a material amount of net income. In addition, some contributions to a REMIC made after the day on which the REMIC issues all of its interests could result in the imposition of a contributions tax, which is a tax on the REMIC equal to 100% of the value of the contributed property. Each pooling and servicing agreement will include provisions designed to prevent the acceptance of any contributions that would be subject to the tax.

         REMICs also are subject to federal income tax at the highest corporate rate on "net income from foreclosure property," determined by reference to the rules applicable to real estate investment trusts. "Net income from foreclosure property" generally means gain from the sale of a foreclosure property that is inventory property and gross income from foreclosure property other than qualifying rents and other qualifying income for a real estate investment trust. Unless otherwise disclosed in the related prospectus supplement, it is not anticipated that any REMIC will recognize "net income from foreclosure property" subject to federal income tax.

         Unless otherwise disclosed in the related prospectus supplement, it is not anticipated that any material state or local income or franchise tax will be imposed on any REMIC.

         Unless otherwise stated in the related prospectus supplement, and to the extent permitted by then applicable laws, any prohibited transactions tax, contributions tax, tax on "net income from foreclosure property" or state or local income or franchise tax that may be imposed on the REMIC will be borne by the related master servicer or the trustee in either case out of its own funds, provided that the master servicer or the trustee, as the case may be, has sufficient assets to do so, and provided further that the tax arises out of a breach of the master servicer's or the trustee's obligations, as the case may be, under the related pooling and servicing agreement and relating to compliance with applicable laws and regulations. Any tax not borne by the master servicer or the trustee will be payable out of the related trust resulting in a reduction in amounts payable to holders of the related REMIC certificates.

         On May 11, 2004, the IRS issued final regulations relating to the federal income tax treatment of "inducement fees" received by transferees of non-economic REMIC residual interests. The regulations provide tax accounting rules for the inclusion of such fees in income over an appropriate period, and clarify that inducement fees represent income from sources within the United States. These rules apply to taxable years ending on or after May 11, 2004. On the same date, the IRS issued administrative guidance addressing the procedures by which transferees of such REMIC residual interests may obtain consent to change the method of accounting for REMIC inducement fee income to one of the methods provided in the regulations. Prospective purchasers of the Residual Certificates should consult with their tax advisors regarding the effect of these regulations and the related administrative guidance.

         TERMINATION

         A REMIC will terminate immediately after the distribution date following receipt by the REMIC of the final payment from the mortgage loans or upon a sale of the REMIC's assets following the adoption by the REMIC of a plan of complete liquidation. The last distribution on a REMIC regular certificate will be treated as a payment in retirement of a debt instrument. In the case of a REMIC residual certificate, if the last distribution on the REMIC residual certificate is less than the certificateholder's adjusted basis in the certificate, the certificateholder should be treated as realizing a loss equal to the amount of the difference, and the loss may be treated as a capital loss.

         REPORTING AND OTHER ADMINISTRATIVE MATTERS

         Solely for purposes of the administrative provisions of the Code, the REMIC will be treated as a partnership and REMIC residual certificateholders will be treated as partners. Unless otherwise stated in the related prospectus supplement, the trustee will file REMIC federal income tax returns on behalf of the related REMIC and the entity identified as the securities administrator in the related pooling and servicing agreement or securities administrator will prepare the REMIC federal income tax returns and will be designated as and will act as the "tax matters person" for the REMIC in all respects, and may hold a nominal amount of REMIC residual certificates.

         As the tax matters person, the securities administrator will have the authority to act on behalf of the REMIC and the REMIC residual certificateholders in connection with the administrative and judicial review of items of income, deduction, gain or loss of the REMIC, as well as the REMIC's classification. REMIC residual certificateholders will be required to report the REMIC items consistently with their treatment on the related REMIC's tax return and may in some circumstances be bound by a settlement agreement between the securities administrator, as tax matters person, and the IRS concerning any REMIC item.

         Adjustments made to the REMIC tax return may require a REMIC residual certificateholders to make corresponding adjustments on its return, and an audit of the REMIC's tax return, or the adjustments resulting from an audit, could result in an audit of the certificateholder's return. No REMIC will be registered as a tax shelter pursuant to Section 6111 of the Code because it is not anticipated that any REMIC will have a net loss for any of the first five taxable years of its existence. Any person that holds a REMIC residual certificate as a nominee for another person may be required to furnish to the related REMIC, in a manner to be provided in Treasury regulations, the name and address of that person and other information.

         Reporting of interest income, including any original issue discount, with respect to REMIC regular certificates is required annually, and may be required more frequently under Treasury regulations. These information reports are generally required to be sent to individual holders of REMIC regular Interests and the IRS; holders of REMIC regular certificates that are corporations, trusts, securities dealers and other non-individuals will be provided interest and original issue discount income information and the information in the following paragraph upon request in accordance with the requirements of the applicable regulations. The information must be provided by the later of 30 days after the end of the quarter for which the information was requested, or two weeks after the receipt of the request. The REMIC must also comply with rules requiring certain information to be reported to the IRS. Reporting with respect to the REMIC residual certificates, including income, excess inclusions, investment expenses and relevant information regarding qualification of the REMIC's assets will be made as required under the Treasury regulations, typically on a quarterly basis.

         As applicable, the REMIC regular certificate information reports will include a statement of the adjusted issue price of the REMIC regular certificate at the beginning of each accrual period. In addition, the reports will include information required by regulations with respect to computing the accrual of any market discount. Because exact computation of the accrual of market discount on a constant yield method requires information relating to the holder's purchase price that the REMIC administrator will not have, the regulations only require that information pertaining to the appropriate proportionate method of accruing market discount be provided. See "--Taxation of Owners of REMIC Regular Certificates--Market Discount."

         The responsibility for complying with the foregoing reporting rules will be borne by the REMIC administrator. Certificateholders may request any information with respect to the returns described in Section 1.6049-7(e)(2) of the Treasury regulations.

         BACKUP WITHHOLDING WITH RESPECT TO REMIC CERTIFICATES

         Payments of interest and principal, as well as payments of proceeds from the sale of REMIC certificates, may be subject to the "backup withholding tax" under Section 3406 of the Code if recipients of payments fail to furnish to the payor certain information, including their taxpayer identification numbers, or otherwise fail to establish an exemption from the tax. Any amounts deducted and withheld from a distribution to a recipient would be allowed as a credit against the recipient's federal income tax. Furthermore, penalties may be imposed by the IRS on a recipient of payments that is required to supply information but that does not do so in the proper manner.

         FOREIGN INVESTORS IN REMIC CERTIFICATES

         A REMIC regular certificateholder that is not a United States person and is not subject to federal income tax as a result of any direct or indirect connection to the United States in addition to its ownership of a REMIC regular certificate will not be subject to United States federal income or withholding tax on a distribution on a REMIC regular certificate, provided that the holder complies to the extent necessary with certain identification requirements, including delivery of a statement, signed by the certificateholder under penalties of perjury, certifying that the certificateholder is not a United States person and providing the name and address of that certificateholder. This statement is generally made on IRS Form W-8BEN and must be updated whenever required information has changed or within three calendar years after the statement is first delivered. For these purposes, United States person means a citizen or resident of the United States, a corporation, partnership or other entity treated as a corporation or partnership, created or organized in, or under the laws of, the United States, any state thereof or the District of Columbia, except, in the case of a partnership, to the extent provided in regulations, provided that, for purposes solely of the restrictions on the transfer of the residual interests, no partnership or other entity treated as a partnership for United States federal income tax purposes shall be treated as a United States person, or U.S. person, unless all persons that own an interest in such partnership either directly or through any entity that is not a corporation for United States federal income tax purposes are required by the applicable operative agreement to be United States persons, or an estate whose income is subject to United States federal income tax regardless of its source, or a trust if a court within the United States is able to exercise primary supervision over the administration of the trust and one or more United States persons have the authority to control all substantial decisions of the trust. To the extent prescribed in regulations by the Secretary of the Treasury, a trust which was in existence on August 20, 1996, other than a trust treated as owned by the grantor under subpart E of part I of subchapter J of chapter 1 of the Code, and which was treated as a United States person on August 19, 1996, may elect to continue to be treated as a United States person notwithstanding the previous sentence. It is possible that the IRS may assert that the foregoing tax exemption should not apply with respect to a REMIC regular certificate held by a REMIC residual certificateholder that owns directly or indirectly a 10% or greater interest in the REMIC residual certificates. If the holder does not qualify for exemption, distributions of interest, including distributions of accrued original issue discount, to the holder may be subject to a tax rate of 30%, subject to reduction under any applicable tax treaty.

         Special rules apply to partnerships, estates and trusts, and in certain circumstances certifications as to foreign status and other matters may be required to be provided by partners and beneficiaries thereof.

         In addition, the foregoing rules will not apply to exempt a United States shareholder of a controlled foreign corporation from taxation on the United States shareholder's allocable portion of the interest income received by the controlled foreign corporation.

         Further, it appears that a REMIC regular certificate would not be included in the estate of a non-resident alien individual and would not be subject to United States estate taxes. However, certificateholders who are non-resident alien individuals should consult their tax advisors concerning this question.
         Unless otherwise stated in the related prospectus supplement, transfers of REMIC residual certificates to investors that are not United States persons will be prohibited under the related pooling and servicing agreement.

         NOTES

         Upon the issuance of each series of notes, Thacher Proffitt & Wood LLP, as tax counsel to the depositor, will deliver its opinion generally to the effect that, for federal income tax purposes, assuming compliance with all provisions of the indenture, trust agreement and related documents, (a) the notes will be treated as indebtedness to a noteholder other than the owner of the owner trust certificates and (b) the issuer, as created under the terms and conditions of the trust agreement, will not be characterized as an association, or publicly traded partnership within the meaning of Code section 7704, taxable as a corporation or as a taxable mortgage pool within the meaning of Code section 7701(i).

         STATUS AS REAL PROPERTY LOANS

         Notes held by a domestic building and loan association will not constitute "loans ... secured by an interest in real property" within the meaning of Code section 7701(a)(19)(C)(v); and notes held by a real estate investment trust will not constitute "real estate assets" within the meaning of Code section 856(c)(4)(A) and interest on notes will not be considered "interest on obligations secured by mortgages on real property" within the meaning of Code section 856(c)(3)(B).

         TAXATION OF NOTEHOLDERS

         Notes generally will be subject to the same rules of taxation as REMIC regular certificates, as described above, except that (i) income reportable on the notes is not required to be reported under the accrual method unless the holder otherwise used the accrual method and (ii) the special rule treating a portion of the gain on sale or exchange of a REMIC regular certificate as ordinary income is inapplicable to the notes. See "REMICs--Taxation of Owners of REMIC Certificates" and "REMICs--Sales of REMIC Certificates". Except as otherwise stated in the accompanying prospectus supplement, the notes will not be issued with original issue discount since the principal amount of the notes will not exceed their issue price by more than a de minimis amount. See "REMICs--Taxation of Owners of REMIC Regular Certificates--Original Issue Discount". Also, interest paid on a note to noteholder that is not a United States person will normally qualify for the exception from United States withholding tax described in "REMICs--Foreign Investors in REMIC Certificates" except, in addition to the exceptions noted in that section, where the recipient is a holder, directly or by attribution, of 10% or more of the capital or profits interest in the issuer.

         NEW WITHHOLDING REGULATIONS

         The Treasury Department has issued new final regulations which revise procedures for complying with, or obtaining exemptions under, the withholding, backup withholding and information reporting rules described above. Prospective investors are urged to consult their tax advisors regarding the procedures for obtaining an exemption from withholding under the new regulations.

Grantor Trust Funds

         CLASSIFICATION OF GRANTOR TRUST FUNDS

         On or prior to the date of the related prospectus supplement with respect to the proposed issuance of each series of Grantor Trust certificates, Thacher Proffitt & Wood, counsel to the company, will deliver its opinion generally to the effect that, assuming compliance with all provisions of the related pooling and servicing agreement, the related Grantor Trust Fund will be classified as a grantor trust under subpart E, part I of subchapter J of Chapter 1 of the Code and not as a partnership or an association taxable as a corporation.

CHARACTERIZATION OF INVESTMENTS IN GRANTOR TRUST CERTIFICATES

         GRANTOR TRUST FRACTIONAL INTEREST CERTIFICATES

         In the case of Grantor Trust Fractional Interest Certificates, except as disclosed in the related prospectus supplement, Thacher Proffitt & Wood, counsel to the company, will deliver an opinion that, in general, Grantor Trust Fractional Interest Certificates will represent interests in (1) "loans . . . secured by an interest in real property" within the meaning of Section 7701(a)(19)(C)(v) of the Code; (2) "obligation[s] (including any participation or certificate of beneficial ownership therein) which [are] principally secured by an interest in real property" within the meaning of Section 860G(a)(3) of the Code; and (3) "real estate assets" within the meaning of Section 856(c)(4)(A) of the Code. In addition, counsel to the company will deliver an opinion that interest on Grantor Trust Fractional Interest Certificates will to the same extent be considered "interest on obligations secured by mortgages on real property or on interests in real property" within the meaning of Section 856(c)(3)(B) of the Code.

         GRANTOR TRUST STRIP CERTIFICATES

         Even if Grantor Trust Strip Certificates evidence an interest in a Grantor Trust Fund consisting of mortgage loans that are "loans . . . secured by an interest in real property" within the meaning of Section 7701(a)(19)(C)(v) of the Code, and "real estate assets" within the meaning of Section 856(c)(4)(A) of the Code, and the interest on which is "interest on obligations secured by mortgages on real property" within the meaning of Section 856(c)(3)(B) of the Code, it is unclear whether the Grantor Trust Strip Certificates, and the income therefrom, will be so characterized. However, the policies underlying these sections (namely, to encourage or require investments in mortgage loans by thrift institutions and real estate investment trusts) may suggest that this characterization is appropriate. Counsel to the company will not deliver any opinion on these questions. Prospective purchasers to which the characterization of an investment in Grantor Trust Strip Certificates is material should consult their tax advisors regarding whether the Grantor Trust Strip Certificates, and the income therefrom, will be so characterized.

         The Grantor Trust Strip Certificates will be "obligation[s] (including any participation or certificate of beneficial ownership therein) which . . ..[are] principally secured by an interest in real property" within the meaning of Section 860G(a)(3)(A) of the Code.

         TAXATION OF OWNERS OF GRANTOR TRUST FRACTIONAL INTEREST CERTIFICATES

         Holders of a particular series of Grantor Trust Fractional Interest Certificates generally will be required to report on their federal income tax returns their shares of the entire income from the mortgage loans (including amounts used to pay reasonable servicing fees and other expenses) and will be entitled to deduct their shares of any such reasonable servicing fees and other expenses. Because of stripped interests, market or original issue discount, or premium, the amount includible in income on account of a Grantor Trust Fractional Interest Certificate may differ significantly from the amount distributable thereon representing interest on the mortgage loans. Under Section 67 of the Code, an individual, estate or trust holding a Grantor Trust Fractional Interest Certificate directly or through some pass-through entities will be allowed a deduction for the reasonable servicing fees and expenses only to the extent that the aggregate of the holder's miscellaneous itemized deductions exceeds two percent of the holder's adjusted gross income. In addition, Section 68 of the Code provides that the amount of itemized deductions otherwise allowable for an individual whose adjusted gross income exceeds a specified amount will be reduced by the lesser of (1) 3% of the excess of the individual's adjusted gross income over the amount or (2) 80% of the amount of itemized deductions otherwise allowable for the taxable year. The amount of additional taxable income reportable by holders of Grantor Trust Fractional Interest Certificates who are subject to the limitations of either Section 67 or
Section 68 of the Code may be substantial. Further, certificateholders (other than corporations) subject to the alternative minimum tax may not deduct miscellaneous itemized deductions in determining the holder's alternative minimum taxable income. Although it is not entirely clear, it appears that in transactions in which multiple classes of Grantor Trust Certificates (including Grantor Trust Strip Certificates) are issued, the fees and expenses should be allocated among the classes of Grantor Trust certificates using a method that recognizes that each such class benefits from the related services. In the absence of statutory or administrative clarification as to the method to be used, it currently is intended to base information returns or reports to the IRS and certificateholders on a method that allocates the expenses among classes of Grantor Trust certificates with respect to each period based on the distributions made to each such class during that period.

         The federal income tax treatment of Grantor Trust Fractional Interest Certificates of any series will depend on whether they are subject to the "stripped bond" rules of Section 1286 of the Code. Grantor Trust Fractional Interest Certificates may be subject to those rules if (1) a class of Grantor Trust Strip Certificates is issued as part of the same series of certificates or(2) the company or any of its affiliates retains (for its own account or for purposes of resale) a right to receive a specified portion of the interest payable on the mortgage loans. Further, the IRS has ruled that an unreasonably high servicing fee retained by a seller or servicer will be treated as a retained ownership interest in mortgages that constitutes a stripped coupon. For purposes of determining what constitutes reasonable servicing fees for various types of mortgages the IRS has established "safe harbors." The servicing fees paid with respect to the mortgage loans for a series of Grantor Trust certificates may be higher than the "safe harbors" and, accordingly, may not constitute reasonable servicing compensation. The related prospectus supplement will include information regarding servicing fees paid to the master servicer, any subservicer or their respective affiliates necessary to determine whether the preceding "safe harbor" rules apply.

         IF STRIPPED BOND RULES APPLY

         If the stripped bond rules apply, each Grantor Trust Fractional Interest Certificate will be treated as having been issued with "original issue discount" within the meaning of Section 1273(a) of the Code, subject, however, to the discussion below regarding the treatment of some stripped bonds as market discount bonds and the discussion regarding de minimis market discount. See "--Taxation of Owners of Grantor Trust Fractional Interest Certificates--Market Discount" below. Under the stripped bond rules, the holder of a Grantor Trust Fractional Interest Certificate (whether a cash or accrual method taxpayer) will be required to report interest income from its Grantor Trust Fractional Interest Certificate for each month in an amount equal to the income that accrues on the certificate in that month calculated under a constant yield method, in accordance with the rules of the Code relating to original issue discount.

         The original issue discount on a Grantor Trust Fractional Interest Certificate will be the excess of the certificate's stated redemption price over its issue price. The issue price of a Grantor Trust Fractional Interest Certificate as to any purchaser will be equal to the price paid by the purchaser for the Grantor Trust Fractional Interest Certificate. The stated redemption price of a Grantor Trust Fractional Interest Certificate will be the sum of all payments to be made on the certificate, other than "qualified stated interest," if any, as well as the certificate's share of reasonable servicing fees and other expenses. See "--Taxation of Owners of Grantor Trust Fractional Interest Certificates--If Stripped Bond Rules Do Not Apply" for a definition of "qualified stated interest." In general, the amount of the income that accrues in any month would equal the product of the holder's adjusted basis in the Grantor Trust Fractional Interest Certificate at the beginning of the month (see "Sales of Grantor Trust Certificates") and the yield of the Grantor Trust Fractional Interest Certificate to the holder. This yield would be computed at the rate (compounded based on the regular interval between distribution dates) that, if used to discount the holder's share of future payments on the mortgage loans, would cause the present value of those future payments to equal the price at which the holder purchased the certificate. In computing yield under the stripped bond rules, a certificateholder's share of future payments on the mortgage loans will not include any payments made in respect of any ownership interest in the mortgage loans retained by the company, the master servicer, any subservicer or their respective affiliates, but will include the certificateholder's share of any reasonable servicing fees and other expenses.

         To the extent the Grantor Trust Fractional Interest Certificates represent an interest in any pool of debt instruments the yield on which may be affected by reason of prepayments, Section 1272(a)(6) of the Code requires (1) the use of a reasonable prepayment assumption in accruing original issue discount and (2) adjustments in the accrual of original issue discount when prepayments do not conform to the prepayment assumption. It is unclear whether those provisions would be applicable to the Grantor Trust Fractional Interest Certificates that do not represent an interest in any pool of debt instruments the yield on which may be affected by reason of prepayments or whether use of a reasonable prepayment assumption may be required or permitted without reliance on these rules. It is also uncertain, if a prepayment assumption is used, whether the assumed prepayment rate would be determined based on conditions at the time of the first sale of the Grantor Trust Fractional Interest Certificate or, with respect to any holder, at the time of purchase of the Grantor Trust Fractional Interest Certificate by that holder. Certificateholders are advised to consult their own tax advisors concerning reporting original issue discount with respect to Grantor Trust Fractional Interest Certificates and, in particular, whether a prepayment assumption should be used in reporting original issue discount.

         In the case of a Grantor Trust Fractional Interest Certificate acquired at a price equal to the principal amount of the mortgage loans allocable to the certificate, the use of a prepayment assumption generally would not have any significant effect on the yield used in calculating accruals of interest income. In the case, however, of a Grantor Trust Fractional Interest Certificate acquired at a discount or premium (that is, at a price less than or greater than the principal amount, respectively), the use of a reasonable prepayment assumption would increase or decrease the yield, and thus accelerate or decelerate, respectively, the reporting of income.

         If a prepayment assumption is not used, then when a mortgage loan prepays in full, the holder of a Grantor Trust Fractional Interest Certificate acquired at a discount or a premium generally will recognize ordinary income or loss equal to the difference between the portion of the prepaid principal amount of the mortgage loan that is allocable to the certificate and the portion of the adjusted basis of the certificate that is allocable to the certificateholder's interest in the mortgage loan. If a prepayment assumption is used, it appears that no separate item of income or loss should be recognized upon a prepayment. Instead, a prepayment should be treated as a partial payment of the stated redemption price of the Grantor Trust Fractional Interest Certificate and accounted for under a method similar to that described for taking account of original issue discount on REMIC regular certificates. See "--REMICs--Taxation of Owners of REMIC Regular Certificates--Original Issue Discount." It is unclear whether any other adjustments would be required to reflect differences between an assumed prepayment rate and the actual rate of prepayments.

         It is currently intended to base information reports or returns to the IRS and certificateholders in transactions subject to the stripped bond rules on a prepayment assumption that will be disclosed in the related prospectus supplement and on a constant yield computed using a representative initial offering price for each class of certificates. However, none of the company, the master servicer or the trustee will make any representation that the mortgage loans will in fact prepay at a rate conforming to the prepayment assumption or any other rate and certificateholders should bear in mind that the use of a representative initial offering price will mean that the information returns or reports, even if otherwise accepted as accurate by the IRS, will in any event be accurate only as to the initial certificateholders of each series who bought at that price.
         Under Treasury regulation Section 1.1286-1, some stripped bonds are to be treated as market discount bonds and, accordingly, any purchaser of such a bond is to account for any discount on the bond as market discount rather than original issue discount. This treatment only applies, however, if immediately after the most recent disposition of the bond by a person stripping one or more coupons from the bond and disposing of the bond or coupon (1) there is no original issue discount (or only a de minimis amount of original issue discount) or (2) the annual stated rate of interest payable on the original bond is no more than one percentage point lower than the gross interest rate payable on the original mortgage loan (before subtracting any servicing fee or any stripped coupon). If interest payable on a Grantor Trust Fractional Interest Certificate is more than one percentage point lower than the gross interest rate payable on the mortgage loans, the related prospectus supplement will disclose that fact. If the original issue discount or market discount on a Grantor Trust Fractional Interest Certificate determined under the stripped bond rules is less than 0.25% of the stated redemption price multiplied by the weighted average maturity of the mortgage loans, then that original issue discount or market discount will be considered to be de minimis. Original issue discount or market discount of only a de minimis amount will be included in income in the same manner as de minimis original issue and market discount described in "CHARACTERISTICS OF INVESTMENTS IN GRANTOR TRUST CERTIFICATES--IF STRIPPED BOND RULES DO NOT APPLY" and"--MARKET DISCOUNT" below.

         IF STRIPPED BOND RULES DO NOT APPLY

         Subject to the discussion below on original issue discount, if the stripped bond rules do not apply to a Grantor Trust Fractional Interest Certificate, the certificateholder will be required to report its share of the interest income on the mortgage loans in accordance with the certificateholder's normal method of accounting. The original issue discount rules will apply to a Grantor Trust Fractional Interest Certificate to the extent it evidences an interest in mortgage loans issued with original issue discount.

         The original issue discount, if any, on the mortgage loans will equal the difference between the stated redemption price of the mortgage loans and their issue price. Under the OID regulations, the stated redemption price is equal to the total of all payments to be made on the mortgage loan other than "qualified stated interest." "Qualified stated interest" is interest that is unconditionally payable at least annually at a single fixed rate, or at a "qualified floating rate," an "objective rate," a combination of a single fixed rate and one or more "qualified floating rates" or one "qualified inverse floating rate," or a combination of "qualified floating rates" that does not operate in a manner that accelerates or defers interest payments on the mortgage loan. In general, the issue price of a mortgage loan will be the amount received by the borrower from the lender under the terms of the mortgage loan, less any "points" paid by the borrower, and the stated redemption price of a mortgage loan will equal its principal amount, unless the mortgage loan provides for an initial below-market rate of interest or the acceleration or the deferral of interest payments. The determination as to whether original issue discount will be considered to be de minimis will be calculated using the same test described in the REMIC discussion. See "--TAXATION OF OWNERS OF REMIC REGULAR CERTIFICATES--ORIGINAL ISSUE DISCOUNT" above.

         In the case of mortgage loans bearing adjustable or variable interest rates, the related prospectus supplement will describe the manner in which the rules will be applied with respect to those mortgage loans by the master servicer or the trustee in preparing information returns to the certificateholders and the IRS.

         If original issue discount is in excess of a de minimis amount, all original issue discount with respect to a mortgage loan will be required to be accrued and reported in income each month, based on a constant yield. Section 1272(a)(6) of the Code requires that a prepayment assumption be made in computing yield with respect to any pool of debt instruments the yield on which may be affected by reason of prepayments. Accordingly, for certificates backed by these pools, it is intended to base information reports and returns to the IRS and certificateholders for taxable years beginning after August 5, 1997, on the use of a prepayment assumption. However, in the case of certificates not backed by these pools or with respect to taxable years beginning prior to August 5, 1997, it currently is not intended to base the reports and returns on the use of a prepayment assumption. Certificateholders are advised to consult their own tax advisors concerning whether a prepayment assumption should be used in reporting original issue discount with respect to Grantor Trust Fractional Interest Certificates. Certificateholders should refer to the related prospectus supplement with respect to each series to determine whether and in what manner the original issue discount rules will apply to mortgage loans in the series.

         A purchaser of a Grantor Trust Fractional Interest Certificate that purchases the Grantor Trust Fractional Interest Certificate at a cost less than the certificate's allocable portion of the aggregate remaining stated redemption price of the mortgage loans held in the related trust fund will also be required to include in gross income the certificate's daily portions of any original issue discount with respect to the mortgage loans. However, each such daily portion will be reduced, if the cost of the Grantor Trust Fractional Interest Certificate to the purchaser is in excess of the certificate's allocable portion of the aggregate "adjusted issue prices" of the mortgage loans held in the related trust fund, approximately in proportion to the ratio the excess bears to the certificate's allocable portion of the aggregate original issue discount remaining to be accrued on the mortgage loans. The adjusted issue price of a mortgage loan on any given day equals the sum of (1) the adjusted issue price (or, in the case of the first accrual period, the issue price) of the mortgage loan at the beginning of the accrual period that includes the day and (2) the daily portions of original issue discount for all days during the accrual period prior to the day. The adjusted issue price of a mortgage loan at the beginning of any accrual period will equal the issue price of the mortgage loan, increased by the aggregate amount of original issue discount with respect to the mortgage loan that accrued in prior accrual periods, and reduced by the amount of any payments made on the mortgage loan in prior accrual periods of amounts included in its stated redemption price.

         In addition to its regular reports, the master servicer or the trustee, except as provided in the related prospectus supplement, will provide to any holder of a Grantor Trust Fractional Interest Certificate such information as the holder may reasonably request from time to time with respect to original issue discount accruing on Grantor Trust Fractional Interest Certificates. See "Grantor Trust Reporting" below.

         MARKET DISCOUNT

         If the stripped bond rules do not apply to the Grantor Trust Fractional Interest Certificate, a certificateholder may be subject to the market discount rules of Sections 1276 through 1278 of the Code to the extent an interest in a mortgage loan is considered to have been purchased at a "market discount," that is, in the case of a mortgage loan issued without original issue discount, at a purchase price less than its remaining stated redemption price (as defined above), or in the case of a mortgage loan issued with original issue discount, at a purchase price less than its adjusted issue price (as defined above). If market discount is in excess of a de minimis amount (as described below), the holder generally will be required to include in income in each month the amount of the discount that has accrued (under the rules described in the next paragraph) through the month that has not previously been included in income, but limited, in the case of the portion of the discount that is allocable to any mortgage loan, to the payment of stated redemption price on the mortgage loan that is received by (or, in the case of accrual basis certificateholders, due to) the trust fund in that month. A certificateholder may elect to include market discount in income currently as it accrues (under a constant yield method based on the yield of the certificate to the holder) rather than including it on a deferred basis in accordance with the foregoing under rules similar to those described in "--TAXATION OF OWNERS OF REMIC REGULAR CERTIFICATES--MARKET DISCOUNT" above.

         Section 1276(b)(3) of the Code authorized the Treasury Department to issue regulations providing for the method for accruing market discount on debt instruments, the principal of which is payable in more than one installment. Until such time as regulations are issued by the Treasury Department, some rules described in the Committee Report will apply. Under those rules, in each accrual period market discount on the mortgage loans should accrue, at the certificateholder's option: (1) on the basis of a constant yield method, (2) in the case of a mortgage loan issued without original issue discount, in an amount that bears the same ratio to the total remaining market discount as the stated interest paid in the accrual period bears to the total stated interest remaining to be paid on the mortgage loan as of the beginning of the accrual period, or(3) in the case of a mortgage loan issued with original issue discount, in an amount that bears the same ratio to the total remaining market discount as the original issue discount accrued in the accrual period bears to the total original issue discount remaining at the beginning of the accrual period. The prepayment assumption, if any, used in calculating the accrual of original issue discount is to be used in calculating the accrual of market discount. The effect of using a prepayment assumption could be to accelerate the reporting of the discount income. Because the regulations referred to in this paragraph have not been issued, it is not possible to predict what effect the regulations might have on the tax treatment of a mortgage loan purchased at a discount in the secondary market.

         Because the mortgage loans will provide for periodic payments of stated redemption price, the market discount may be required to be included in income at a rate that is not significantly slower than the rate at which the discount would be included in income if it were original issue discount.

         Market discount with respect to mortgage loans may be considered to be de minimis and, if so, will be includible in income under de minimis rules similar to those described above in "--REMICS--TAXATION OF OWNERS OF REMIC REGULAR CERTIFICATES--ORIGINAL ISSUE DISCOUNT" with the exception that it is less likely that a prepayment assumption will be used for purposes of these rules with respect to the mortgage loans.

         Further, under the rules described in "--REMICs--Taxation of Owners of REMIC Regular Certificates--Market Discount," above, any discount that is not original issue discount and exceeds a de minimis amount may require the deferral of interest expense deductions attributable to accrued market discount not yet includible in income, unless an election has been made to report market discount currently as it accrues. This rule applies without regard to the origination dates of the mortgage loans.

         PREMIUM

         If a certificateholder is treated as acquiring the underlying mortgage loans at a premium, that is, at a price in excess of their remaining stated redemption price, the certificateholder may elect under Section 171 of the Code to amortize using a constant yield method the portion of the premium allocable to mortgage loans originated after September 27, 1985. Amortizable premium is treated as an offset to interest income on the related debt instrument, rather than as a separate interest deduction. However, premium allocable to mortgage loans originated before September 28, 1985 or to mortgage loans for which an amortization election is not made, should be allocated among the payments of stated redemption price on the mortgage loan and be allowed as a deduction as these payments are made (or, for a certificateholder using the accrual method of accounting, when the payments of stated redemption price are due).

         It is unclear whether a prepayment assumption should be used in computing amortization of premium allowable under Section 171 of the Code. If premium is not subject to amortization using a prepayment assumption and a mortgage loan prepays in full, the holder of a Grantor Trust Fractional Interest Certificate acquired at a premium should recognize a loss, equal to the difference between the portion of the prepaid principal amount of the mortgage loan that is allocable to the certificate and the portion of the adjusted basis of the certificate that is allocable to the mortgage loan. If a prepayment assumption is used to amortize premium, it appears that such a loss would be unavailable. Instead, if a prepayment assumption is used, a prepayment should be treated as a partial payment of the stated redemption price of the Grantor Trust Fractional Interest Certificate and accounted for under a method similar to that described for taking account of original issue discount on REMIC regular certificates. See "REMICS--TAXATION OF OWNERS OF REMIC REGULAR CERTIFICATES--ORIGINAL ISSUE DISCOUNT." It is unclear whether any other adjustments would be required to reflect differences between the prepayment assumption used, and the actual rate of prepayments.

         TAXATION OF OWNERS OF GRANTOR TRUST STRIP CERTIFICATES

         The "stripped coupon" rules of Section 1286 of the Code will apply to the Grantor Trust Strip Certificates. Except as described above in "Characterization of Investments in Grantor Trust Certificates--If Stripped Bond Rules Apply," no regulations or published rulings under Section 1286 of the Code have been issued and some uncertainty exists as to how it will be applied to securities such as the Grantor Trust Strip Certificates. Accordingly, holders of Grantor Trust Strip Certificates should consult their own tax advisors concerning the method to be used in reporting income or loss with respect to the certificates.

         The OID regulations do not apply to "stripped coupons," although they provide general guidance as to how the original issue discount sections of the Code will be applied. In addition, the discussion below is subject to the discussion under "--Possible Application of Contingent Payment Rules" and assumes that the holder of a Grantor Trust Strip Certificate will not own any Grantor Trust Fractional Interest Certificates.

         Under the stripped coupon rules, it appears that original issue discount will be required to be accrued in each month on the Grantor Trust Strip Certificates based on a constant yield method. In effect, each holder of Grantor Trust Strip Certificates would include as interest income in each month an amount equal to the product of the holder's adjusted basis in the Grantor Trust Strip Certificate at the beginning of that month and the yield of the Grantor Trust Strip Certificate to the holder. The yield would be calculated based on the price paid for that Grantor Trust Strip Certificate by its holder and the payments remaining to be made thereon at the time of the purchase, plus an allocable portion of the servicing fees and expenses to be paid with respect to the mortgage loans. See "Characterization of Investments in Grantor Trust Certificates--If Stripped Bond Rules Apply" above.

         As noted above, Section 1272(a)(6) of the Code requires that a prepayment assumption be used in computing the accrual of original issue discount with respect to some categories of debt instruments, and that adjustments be made in the amount and rate of accrual of the discount when prepayments do not conform to the prepayment assumption. To the extent the Grantor Trust Strip Certificates represent an interest in any pool of debt instruments the yield on which may be affected by reason of prepayments, those provisions will apply to the Grantor Trust Strip Certificates for taxable years beginning after August 5, 1997. It is unclear whether those provisions would be applicable to the Grantor Trust Strip Certificates that do not represent an interest in any such pool or for taxable years beginning prior to August 5, 1997, or whether use of a prepayment assumption may be required or permitted in the absence of these provisions. It is also uncertain, if a prepayment assumption is used, whether the assumed prepayment rate would be determined based on conditions at the time of the first sale of the Grantor Trust Strip Certificate or, with respect to any subsequent holder, at the time of purchase of the Grantor Trust Strip Certificate by that holder.

         The accrual of income on the Grantor Trust Strip Certificates will be significantly slower if a prepayment assumption is permitted to be made than if yield is computed assuming no prepayments. It currently is intended to base information returns or reports to the IRS and certificateholders on the prepayment Assumption disclosed in the related prospectus supplement and on a constant yield computed using a representative initial offering price for each class of certificates. However, none of the company, the master servicer or the trustee will make any representation that the mortgage loans will in fact prepay at a rate conforming to the prepayment assumption or at any other rate and certificateholders should bear in mind that the use of a representative initial offering price will mean that the information returns or reports, even if otherwise accepted as accurate by the IRS, will in any event be accurate only as to the initial certificateholders of each series who bought at that price. Prospective purchasers of the Grantor Trust Strip Certificates should consult their own tax advisors regarding the use of the prepayment assumption.
         It is unclear under what circumstances, if any, the prepayment of a mortgage loan will give rise to a loss to the holder of a Grantor Trust Strip Certificate. If a Grantor Trust Strip Certificate is treated as a single instrument (rather than an interest in discrete mortgage loans) and the effect of prepayments is taken into account in computing yield with respect to the Grantor Trust Strip Certificate, it appears that no loss may be available as a result of any particular prepayment unless prepayments occur at a rate faster than the prepayment assumption. However, if a Grantor Trust Strip Certificate is treated as an interest in discrete mortgage loans, or if the prepayment assumption is not used, then when a mortgage loan is prepaid, the holder of a Grantor Trust Strip Certificate should be able to recognize a loss equal to the portion of the adjusted issue price of the Grantor Trust Strip Certificate that is allocable to the mortgage loan.

         POSSIBLE APPLICATION OF CONTINGENT PAYMENT RULES

         The coupon stripping rules' general treatment of stripped coupons is to regard them as newly issued debt instruments in the hands of each purchaser. To the extent that payments on the Grantor Trust Strip Certificates would cease if the mortgage loans were prepaid in full, the Grantor Trust Strip Certificates could be considered to be debt instruments providing for contingent payments. Under the OID regulations, debt instruments providing for contingent payments are not subject to the same rules as debt instruments providing for noncontingent payments. Regulations were promulgated on June 14, 1996, regarding contingent payment debt instruments (the "Contingent Payment Regulations"), but it appears that Grantor Trust Strip Certificates, to the extent subject to
Section 1272(a)(6) of the Code, as described above, or due to their similarity to other mortgage-backed securities(such as REMIC regular interests and debt instruments subject to Section 1272(a)(6) of the Code) that are expressly excepted from the application of the Contingent Payment Regulations, are or may be excepted from these regulations. Like the OID regulations, the Contingent Payment Regulations do not specifically address securities, such as the Grantor Trust Strip Certificates, that are subject to the stripped bond rules of Section 1286 of the Code.

         If the contingent payment rules under the Contingent Payment Regulations were to apply, the holder of a Grantor Trust Strip Certificate would be required to apply the "noncontingent bond method." Under the "noncontingent bond method," the issuer of a Grantor Trust Strip Certificate determines a projected payment schedule on which interest will accrue. Holders of Grantor Trust Strip Certificates are bound by the issuer's projected payment schedule. The projected payment schedule consists of all noncontingent payments and a projected amount for each contingent payment based on the projected yield (as described below) of the Grantor Trust Strip Certificate. The projected amount of each payment is determined so that the projected payment schedule reflects the projected yield. The projected amount of each payment must reasonably reflect the relative expected values of the payments to be received by the holder of a Grantor Trust Strip Certificate. The projected yield referred to above is a reasonable rate, not less than the "applicable Federal rate" that, as of the issue date, reflects general market conditions, the credit quality of the issuer, and the terms and conditions of the mortgage loans. The holder of a Grantor Trust Strip Certificate would be required to include as interest income in each month the adjusted issue price of the Grantor Trust Strip Certificate at the beginning of the period multiplied by the projected yield, and would add to, or subtract from, the income any variation between the payment actually received in that month and the payment originally projected to be made in that month.

         Assuming that a prepayment assumption were used, if the Contingent Payment Regulations or their principles were applied to Grantor Trust Strip Certificates, the amount of income reported with respect thereto would be substantially similar to that described under "Taxation of Owners of Grantor Trust Strip Certificates". Certificateholders should consult their tax advisors concerning the possible application of the contingent payment rules to the Grantor Trust Strip Certificates.

         SALES OF GRANTOR TRUST CERTIFICATES

         Any gain or loss equal to the difference between the amount realized on the sale or exchange of a Grantor Trust certificate and its adjusted basis, recognized on the sale or exchange of a Grantor Trust certificate by an investor who holds the Grantor Trust certificate as a capital asset, will be capital gain or loss, except to the extent of accrued and unrecognized market discount, which will be treated as ordinary income, and (in the case of banks and other financial institutions)except as provided under Section 582(c) of the Code. The adjusted basis of a Grantor Trust certificate generally will equal its cost, increased by any income reported by the seller (including original issue discount and market discount income) and reduced (but not below zero) by any previously reported losses, any amortized premium and by any distributions with respect to the Grantor Trust certificate.

         Gain or loss from the sale of a Grantor Trust certificate may be partially or wholly ordinary and not capital in some circumstances. Gain attributable to accrued and unrecognized market discount will be treated as ordinary income, as will gain or loss recognized by banks and other financial institutions subject Section 582(c) of the Code. Furthermore, a portion of any gain that might otherwise be capital gain may be treated as ordinary income to the extent that the Grantor Trust certificate is held as part of a "conversion transaction" within the meaning of Section 1258 of the Code. A conversion transaction generally is one in which the taxpayer has taken two or more positions in the same or similar property that reduce or eliminate market risk, if substantially all of the taxpayer's return is attributable to the time value of the taxpayer's net investment in the transaction. The amount of gain realized in a conversion transaction that is recharacterized as ordinary income generally will not exceed the amount of interest that would have accrued on the taxpayer's net investment at 120% of the appropriate "applicable Federal rate" (which rate is computed and published monthly by the IRS) at the time the taxpayer enters into the conversion transaction, subject to appropriate reduction for prior inclusion of interest and other ordinary income items from the transaction. Finally, a taxpayer may elect to have net capital gain taxed at ordinary income rates rather than capital gains rates in order to include the net capital gain in total net investment income for that taxable year, for purposes of the rule that limits the deduction of interest on indebtedness incurred to purchase or carry property held for investment to a taxpayer's net investment income.

         GRANTOR TRUST REPORTING

         The master servicer or the trustee will furnish to each holder of a Grantor Trust Fractional Interest Certificate with each distribution a statement setting forth the amount of the distribution allocable to principal on the underlying mortgage loans and to interest thereon at the related pass-through rate. In addition, the master servicer or the trustee will furnish, within a reasonable time after the end of each calendar year, to each holder of a Grantor Trust certificate who was a holder at any time during that year, information regarding the amount of servicing compensation received by the master servicer and subservicer (if any) and any other customary factual information as the master servicer or the trustee deems necessary or desirable to enable holders of Grantor Trust certificates to prepare their tax returns and will furnish comparable information to the IRS as and when required by law to do so. Because the rules for accruing discount and amortizing premium with respect to the Grantor Trust certificates are uncertain in various respects, there is no assurance the IRS will agree with the trust fund's information reports of these items of income and expense. Moreover, these information reports, even if otherwise accepted as accurate by the IRS, will in any event be accurate only as to the initial certificateholders that bought their certificates at the representative initial offering price used in preparing the reports.

         Except as disclosed in the related prospectus supplement, the responsibility for complying with the foregoing reporting rules will be borne by the master servicer or the trustee.

         BACKUP WITHHOLDING

         In general, the rules described in "--REMICS--Backup Withholding with Respect to REMIC Certificates" will also apply to Grantor Trust certificates.

         FOREIGN INVESTORS

         In general, the discussion with respect to REMIC Regular certificates in "REMICS--Foreign Investors in REMIC Certificates" applies to Grantor Trust certificates except that Grantor Trust certificates will, except as disclosed in the related prospectus supplement, be eligible for exemption from U.S. withholding tax, subject to the conditions described in the discussion, only to the extent the related mortgage loans were originated after July 18, 1984.

         To the extent that interest on a Grantor Trust certificate would be exempt under Sections 871(h)(1) and 881(c) of the Code from United States withholding tax, and the Grantor Trust certificate is not held in connection with a certificateholder's trade or business in the United States, the Grantor Trust certificate will not be subject to United States estate taxes in the estate of a non-resident alien individual.

                        STATE AND OTHER TAX CONSEQUENCES

         In addition to the federal income tax consequences described in "Material Federal Income Tax Consequences," potential investors should consider the state and local tax consequences of the acquisition, ownership, and disposition of the securities offered hereunder. State tax law may differ substantially from the corresponding federal tax law, and the discussion above does not purport to describe any aspect of the tax laws of any state or other jurisdiction. Therefore, prospective investors should consult their tax advisors with respect to the various tax consequences of investments in the securities offered hereunder.

                              ERISA CONSIDERATIONS

         Sections 404 and 406 of the Employee Retirement Income Security Act of 1974, as amended, or ERISA, impose fiduciary and prohibited transaction restrictions on employee benefit plans subject to ERISA and on various other retirement plans and arrangements, including bank collective investment funds and insurance company general and separate accounts in which those employee benefit plans and arrangements are invested. Section 4975 of the Internal Revenue Code imposes essentially the same prohibited transaction restrictions on certain tax-favored plans, including tax-qualified retirement plans described in
Section 401 (a) of the Internal Revenue Code and individual retirement accounts described in Section 408 of the Internal Revenue Code. These employee benefit plans subject to ERISA and plans subject to Section 4975 of the Code are collectively referred to as plans in this prospectus.

         Some employee benefit plans, including governmental plans, as defined in Section 3(32) of ERISA, and, if no election has been made under Section 410(d) of the Internal Revenue Code, church plans, as defined in Section 3(33) of ERISA, are not subject to the ERISA requirements discussed in this prospectus. Accordingly, assets of these plans may be invested in Securities without regard to the ERISA considerations described below, subject to the provisions of applicable federal and state law. Any plan that is a tax-qualified plan and exempt from taxation under Sections 401(a) and 501(a) of the Internal Revenue Code, however, is subject to the prohibited transaction rules in Section 503(b) of the Internal Revenue Code.

         Section 404 of ERISA imposes general fiduciary requirements, including those of investment prudence and diversification and the requirement that a Plan's investment be made in accordance with the documents governing the plan. In addition, Section 406 of ERISA and Section 4975 of the Internal Revenue Code prohibit a broad range of transactions involving assets of employee benefit plans and arrangements subject to ERISA and tax-favored plans subject to Section 4975 of the Code, which are collectively referred to in this prospectus as "ERISA plans," and persons, called "parties in interest" under ERISA or "disqualified persons" under the Internal Revenue Code, which are collectively referred to in this prospectus as "parties in interest," who have specified relationships to the ERISA plans, unless some statutory, regulatory or administrative exemption is available. Some parties in interest that participate in a prohibited transaction may be subject to sanctions including a penalty, equitable relief or an excise tax, imposed under Section 502(i) of ERISA or
Section 4975 of the Internal Revenue Code, unless some statutory, regulatory or administrative exemption is available for any transaction of this sort.

Plan Asset Regulations

         An investment of assets of an ERISA plan in Securities may cause the underlying mortgage loans or other Assets held in a trust or other entity to be deemed ERISA plan assets of the ERISA plan. The U.S. Department of Labor, or DOL, has promulgated regulations at 29 C.F.R. Section 2510.3-101 concerning whether or not an ERISA plan's assets would be deemed to include an interest in the underlying assets of an entity, including a trust, for purposes of applying the general fiduciary responsibility provisions of ERISA and the prohibited transaction provisions of ERISA and Section 4975 of the Internal Revenue Code, when an ERISA plan acquires an "equity interest" in that entity. The DOL regulations define the term "equity interest" as any interest in an entity other than an instrument which is treated as indebtedness under applicable local law and which has no "substantial equity features."

         Exceptions contained in the DOL regulations provide that an ERISA plan's assets, called plan assets, will not include an undivided interest in each asset of an entity in which it makes an equity investment if-

         o        the entity is an operating company;

         o the equity investment made by the ERISA plan is either a "publicly-offered security" that is "widely held," both as defined in the DOL regulations, or a security issued by an investment company registered under the Investment Company Act of 1940, as amended; or

         o "benefit plan investors" do not own 25% or more in value of any class of equity interests issued by the entity. For this purpose, "benefit plan investors" include ERISA plans, as well as any "employee benefit plan," as defined in Section 3(3) of ERISA, that is not subject to Title I of ERISA, such as governmental plans, as defined in Section 3(32) of ERISA, church plans, as defined in Section 3(33) of ERISA, that have not made an election under Section 410(d) of the Internal Revenue Code, foreign plans and any entity whose underlying assets include ERISA plan assets by reason of an ERISA plan's investment in the entity.

         Some of the rules contained in the DOL regulations provide that plan assets may be deemed to include an undivided interest in each asset of an entity, such as a trust, in which an ERISA plan makes an equity investment. The depositor can give no assurance that any of the exceptions will apply. Under the DOL regulations, the prohibited transaction provisions of Section 406 of ERISA and Section 4975 of the Internal Revenue Code may apply to a trust and cause the depositor, the master servicer, any servicer, any subservicer, the trustee, the obligor under any credit enhancement mechanism or affiliates of those entities to be considered or become parties in interest for an investing ERISA plan if the underlying assets of the entity are treated as plan assets. If so, the acquisition or holding of securities by or on behalf of the investing ERISA plan could also give rise to a prohibited transaction under ERISA and Section 4975 of the Internal Revenue Code, unless some statutory, regulatory or administrative exemption is available. Securities acquired by an ERISA plan would be assets of that ERISA plan. Under the DOL regulations, a trust, including the mortgage loans or other Assets held in the trust, may also be deemed to be assets of each ERISA plan that acquires Certificates or Notes deemed to have "substantial equity features."

         Any person who has discretionary authority or control with respect to the management or disposition of ERISA plan assets, and any person who provides investment advice with respect to the ERISA plan assets for a fee is a fiduciary of the investing ERISA plan. If the mortgage loans or other Assets held in the trust fund were to constitute ERISA plan assets, then any party exercising management or discretionary control with respect to those ERISA plan assets may be deemed to be a "fiduciary," and thus subject to the general fiduciary requirements of ERISA and the prohibited transaction provisions of ERISA and
Section 4975 of the Internal Revenue Code, for any ERISA investing plan. In addition, if the mortgage loans or other Assets held in the trust fund were to constitute ERISA plan assets, then the acquisition or holding of securities by, or on behalf of an ERISA plan or with ERISA plan assets, as well as the operation of the trust, may constitute or result in a prohibited transaction under ERISA and Section 4975 of the Internal Revenue Code.

Underwriter Exemption

         The DOL has granted to Deutsche Banc Alex. Brown Inc. an individual exemption, Prohibited Transaction Exemption 94-84, and to Deutsche Morgan Grenfell/C.J. Lawrence Inc., similar approval (FAN 97-03E), which were both amended by Prohibited Transaction Exemption 97-34, Prohibited Transaction Exemption 2000-58 and Prohibited Transaction 2002-41 (collectively, the "Exemption"). The Exemption is applicable to Securities which meet its requirements whenever the underwriter or its affiliate is the sole underwriter, manager or co-manager of an underwriting syndicate or is the selling or placement agent. The Exemption generally exempts certain transactions from the application of certain of the prohibited transaction provisions of ERISA and the Code provided that the conditions set forth in the Exemption are satisfied. Securities which may be covered by the exemption include Certificates and Notes issued by a grantor or owner trust or a REMIC or a FASIT. These transactions include the servicing, managing and operation of trusts holding fixed (generally non-revolving pools) of enumerated categories of assets which include: single and multi-family residential mortgage loans, home equity loans or receivables (including cooperative housing loans), manufactured housing loans and guaranteed government mortgage pool certificates and the purchase, sale and holding of securities which represent beneficial ownership interests in the assets of such trusts.

         The Exemption sets forth eight general conditions which must be satisfied for a transaction involving the purchase, sale and holding of securities to be eligible for exemptive relief under the Exemption.

         o First, the acquisition of Securities by an ERISA plan or with plan assets must be on terms that are at least as favorable to the ERISA plan as they would be in an arm's length transaction with an unrelated party.

         o Second, the Exemption only applies to Securities evidencing rights and interests that are not subordinated to the rights and interests evidenced by the other Securities of the same trust, unless none of the mortgage loans or other assets has an LTV ratio that exceeds 100% at the date of issuance of the Securities and the Securities are issued in a "designated transaction". A designated transaction is generally one in which the assets consist of specified types of assets, including obligations that are secured by residential, home equity, or manufactured housing.

         o Third, at the time of acquisition by an ERISA plan or with plan assets, the Securities must be rated in one of the four highest generic rating categories (three highest generic rating categories in the case of a transaction which is not a "designated transaction") by Standard & Poor's Ratings Services, a division of The McGraw Hill Companies, Inc., Moody's Investors Service, Inc. or Fitch Ratings, which are collectively referred to as the exemption rating agencies. If the LTV ratio of any one- to four-family residential or home equity loan receivables in a designated transaction held in the trust exceeds 100% but does not exceed 125% at the date of issuance of the Securities, the Security must be rated in one of the two highest generic rating categories. However, in that case the Exemption will not apply to any subordinate securities.

         o Fourth, the trustee cannot be an affiliate of any other member of the restricted group other than the underwriter. The restricted group consists of the trustee, underwriter, depositor, master servicer, any servicer, any subservicer, the swap counterparty under any eligible swap arrangement and any borrower with respect to assets of a trust constituting more than 5% of the aggregate unamortized principal balance of the assets in the related trust as of the date of initial issuance of the Securities.

         o Fifth, the sum of all payments made to and retained by the underwriters must represent not more than reasonable compensation for underwriting the securities; the sum of all payments made to and retained by the depositor pursuant to the assignment of the assets to the related trust must represent not more than the fair market value of those obligations; and the sum of all payments made to and retained by the master servicer, any servicer and any subservicer must represent not more than reasonable compensation for that person's services under the related pooling and servicing or trust agreement and reimbursement of that person's reasonable expenses in connection therewith.

         o Sixth, the investing ERISA plan or plan asset investor must be an accredited investor as defined in Rule 501(a)(1) of Regulation D of the Securities and Exchange Commission under the Securities Act of 1933, as amended.

         o Seventh, for issuers other than common law trusts, the documents establishing the issuer and governing the transaction must contain provisions as described in Exemption that are intended to protect the assets of the issuer from creditors of the depositor.

         o Eighth, in the case of notes, customary bankruptcy law opinions must be provided to the trustee and the trust agreement must include specified bankruptcy law related protections for the noteholders.

         The Exemption also requires that each trust meet the following requirements:

         o the trust must consist solely of assets of the type that have been included in other investment pools;

         o securities evidencing interests in those other investment pools must have been rated in one of the four highest categories of one of the exemption rating agencies for at least one year prior to the acquisition of securities by or on behalf of a plan or with plan assets in reliance on the Exemption; and

         o securities in the other investment pools must have been purchased by investors other than plans for at least one year prior to any acquisition of securities by or on behalf of a plan or with plan assets in reliance on the Exemption.

         If the general conditions of the Exemption are satisfied, the Exemption may provide an exemption from the application of the prohibited transaction provisions of Sections 406(a) and 407(a) of ERISA and Sections 4975(c)(1)(A) through (D) of the Internal Revenue Code, in connection with the direct or indirect sale, exchange, transfer, holding or the direct or indirect acquisition or disposition in the secondary market of Securities by a plan or with plan assets. However, no exemption is provided from the restrictions of Sections 406(a)(1)(E) and 406(a)(2) of ERISA for the acquisition or holding of a Security by an excluded plan or with plan assets of an excluded plan by any person who has discretionary authority or renders investment advice with respect to plan assets of the excluded plan. For purposes of the securities, an "excluded plan" is a plan sponsored by any member of the restricted group.

         The Exemption permits interest-rate swaps, interest rate caps and yield supplement agreements to be assets of a trust fund if certain conditions are satisfied.

         An interest-rate swap or (if purchased by or on behalf of the trust) an interest-rate cap contract (collectively, a "swap" or "swap agreement") is a permitted trust fund asset if it: (a) is an "eligible swap;" (b) is with an "eligible counterparty;" (c) is purchased by a "qualified plan investor;" (d) meets certain additional specific conditions which depend on whether the swap is a "ratings dependent swap" or a "non-ratings dependent swap" and (e) permits the trust to make termination payments to the swap counterparty (other than currently scheduled payments) solely from excess spread or amounts otherwise payable to the servicer, depositor or seller.

         An "eligible swap" is one which: (a) is denominated in U.S. dollars;
(b) pursuant to which the trust pays or receives, on or immediately prior to the respective payment or distribution date for the class of securities to which the swap relates, a fixed rate of interest or a floating rate of interest based on a publicly available index (e.g., LIBOR or the U.S. Federal Reserve's Cost of Funds Index (COFI)), with the trust receiving such payments on at least a quarterly basis and obligated to make separate payments no more frequently than the counterparty, with all simultaneous payments being netted ("allowable interest rate"); (c) has a notional amount that does not exceed either: (i) the principal balance of the class of securities to which the swap relates, or (ii) the portion of the principal balance of such class represented by obligations ("allowable notional amount"); (d) is not leveraged (i.e., payments are based on the applicable notional amount, the day count fractions, the fixed or floating rates permitted above, and the difference between the products thereof, calculated on a one-to-one ratio and not on a multiplier of such difference) ("leveraged"); (e) has a final termination date that is either the earlier of the date on which the issuer terminates or the related class of securities are fully repaid and (f) does not incorporate any provision which could cause a unilateral alteration in the requirements described in (a) through (d) above.

         An "eligible counterparty" means a bank or other financial institution which has a rating at the date of issuance of the securities, which is in one of the three highest long-term credit rating categories or one of the two highest short-term credit rating categories, utilized by at least one of the exemption rating agencies rating the securities; provided that, if a counterparty is relying on its short-term rating to establish eligibility hereunder, such counterparty must either have a long-term rating in one of the three highest long-term rating categories or not have a long-term rating from the applicable exemption rating agency.

         A "qualified plan investor" is a plan where the decision to buy such class of securities is made on behalf of the plan by an independent fiduciary qualified to understand the swap transaction and the effect the swap would have on the rating of the securities and such fiduciary is either (a) a "qualified professional asset manager" ("QPAM") under PTCE 84-14, (b) an "in-house asset manager" under PTCE 96-23 or (c) has total assets (both plan and non-plan) under management of at least $100 million at the time the securities are acquired by the plan.

         In "ratings dependent swaps" (where the rating of a class of securities is dependent on the terms and conditions of the swap), the swap agreement must provide that if the credit rating of the counterparty is withdrawn or reduced by any exemption rating agency below a level specified by the exemption rating agency, the servicer must, within the period specified under the Pooling and Servicing Agreement: (a) obtain a replacement swap agreement with an eligible counterparty which is acceptable to the exemption rating agency and the terms of which are substantially the same as the current swap agreement (at which time the earlier swap agreement must terminate); or (b) cause the swap counterparty to establish any collateralization or other arrangement satisfactory to the exemption rating agency such that the then current rating by the exemption rating agency of the particular class of securities will not be withdrawn or reduced (and the terms of the swap agreement must specifically obligate the counterparty to perform these duties for any class of securities with a term of more than one year). In the event that the servicer fails to meet these obligations, holders of the securities that are employee benefit plans or other retirement arrangements must be notified in the immediately following periodic report which is provided to the holders of the securities but in no event later than the end of the second month beginning after the date of such failure. Sixty days after the receipt of such report, the exemptive relief provided under the Exemption will prospectively cease to be applicable to any class of securities held by an employee benefit plan or other retirement arrangement which involves such ratings dependent swap.

         "Non-ratings dependent swaps" (those where the rating of the securities does not depend on the terms and conditions of the swap) are subject to the following conditions. If the credit rating of the counterparty is withdrawn or reduced below the lowest level permitted above, the servicer will, within a specified period after such rating withdrawal or reduction: (a) obtain a replacement swap agreement with an eligible counterparty, the terms of which are substantially the same as the current swap agreement (at which time the earlier swap agreement must terminate); (b) cause the counterparty to post collateral with the trust in an amount equal to all payments owed by the counterparty if the swap transaction were terminated; or (c) terminate the swap agreement in accordance with its terms.

         An "eligible yield supplement agreement" is any yield supplement agreement or similar arrangement or (if purchased by or on behalf of the trust) an interest rate cap contract to supplement the interest rates otherwise payable on obligations held by the trust fund ("EYS Agreement"). If the EYS Agreement has a notional principal amount and/or is written on an International Swaps and Derivatives Association, Inc. (ISDA) form, the EYS Agreement may only be held as an asset of the trust fund if it meets the following conditions: (a) it is denominated in U.S. dollars; (b) it pays an allowable interest rate; (c) it is not leveraged; (d) it does not allow any of these three preceding requirements to be unilaterally altered without the consent of the trustee; (e) it is entered into between the trust and an eligible counterparty and (f) it has an allowable notional amount.

Pre-Funding Accounts

         The Exemption extends exemptive relief to Securities issued in transactions using pre-funding accounts, called a Pre-Funding Account, whereby a portion of the loans backing the securities are transferred to the trust fund within a specified period following the closing date, called the DOL Pre-Funding Period.

         o First, the ratio of the amount allocated to the Pre-Funding Account to the total principal amount of the Securities being offered ("Pre-Funding Limit") must not exceed twenty-five percent (25%).

         o Second, all loans transferred after the closing date (referred to here as "additional loans") must meet the same terms and conditions for eligibility as the original loans used to create the trust fund, which terms and conditions have been approved by the exemption rating agency.

         o Third, the transfer of such additional loans to the trust fund during the DOL Pre-Funding Period must not result in the Securities receiving a lower credit rating from the exemption rating agency upon termination of the DOL Pre-Funding Period than the rating that was obtained at the time of the initial issuance of the securities by the trust.

         o Fourth, solely as a result of the use of the pre-funding, the weighted average annual percentage interest rate (the "average interest rate") for all of the loans in the trust fund at the end of the DOL Pre-Funding Period must not be more than 100 basis points lower than the average interest rate for the loans which were transferred to the trust fund on the closing date.

         o Fifth, either: (i) the characteristics of the additional loans must be monitored by an insurer or other credit support provider which is independent of the depositor; or (ii) an independent accountant retained by the depositor must provide the depositor with a letter (with copies provided to the exemption rating agency, the underwriter and the trustee) stating whether or not the characteristics of the additional loans conform to the characteristics described in the prospectus or related prospectus supplement or agreement.

         o Sixth, the DOL Pre-Funding Period must generally end no later than three months or 90 days after the closing date.

         o Seventh, amounts transferred to any Pre-Funding Account used in connection with the pre-funding may be invested only in investments which are permitted by the exemption rating agency and (i) are direct obligations of, or obligations fully guaranteed as to timely payment of principal and interest by, the United States or any agency or instrumentality thereof (provided that such obligations are backed by the full faith and credit of the United States); or (ii) have been rated (or the obligor has been rated) in one of the three highest generic rating categories by the exemption rating agency.

         o        Eighth, certain disclosure requirements must be met.

         If specific conditions of Exemption are also satisfied, the Exemption may provide an exemption from the application of the prohibited transaction provisions of Sections 406(b)(1) and (b)(2) of ERISA and Section 4975(c)(1)(E) of the Internal Revenue Code, in connection with:

         o the direct or indirect sale, exchange or transfer of Securities in the initial issuance of securities between the depositor or an underwriter and an ERISA plan when the person who has discretionary authority or renders investment advice with respect to the investment of the relevant ERISA plan assets in the certificates is:

         o a borrower with respect to 5% or less of the fair market value of the assets of a trust or an affiliate of that person, provided that, the ERISA plan is not an excluded plan and, if the Securities are acquired in connection with their initial issuance, the quantitative restrictions described in the Exemption are met;

         o the direct or indirect acquisition or disposition in the secondary market of securities by an ERISA plan or by a person investing plan assets if certain conditions are met; and

         o        the holding of Securities by a plan or with plan assets.

         Additionally, if specific conditions of the Exemption are satisfied, the Exemption may provide an exemption, from the application of the prohibited transaction provisions of Sections 406(a), 406(b) and 407(a) of ERISA and
Section 4975 of the Internal Revenue Code, for transactions in connection with the servicing, management and operation of the mortgage pools or contract pools. The Exemption also may provide an exemption from the application of the prohibited transaction provisions of Sections 406(a) and 407(a) of ERISA and Sections 4975(c)(1)(A) through (D) of the Internal Revenue Code, if those restrictions are deemed to otherwise apply merely because a person is deemed to be a party in interest with respect to an investing ERISA plan, or an ERISA plan holding interests in the investing entity holding plan assets, by virtue of providing services to the ERISA plan or by virtue of having specified relationships to such a person, solely as a result of the ERISA plan's ownership of securities.

         Before purchasing a Security, a fiduciary or other investor of plan assets should itself confirm that the Certificates or Notes constitute "securities" for purposes of the Exemption and that the specific and general conditions and the other requirements described in the Exemption would be satisfied. In addition to making its own determination as to the availability of the exemptive relief provided in the Exemption, the fiduciary or other plan asset investor should consider its general fiduciary obligations under ERISA in determining whether to purchase any securities with plan assets.

Other Exemptions

         Any fiduciary or other ERISA plan asset investor that proposes to purchase securities on behalf of an ERISA plan or with plan assets should consult with its counsel on the potential applicability of ERISA and the Internal Revenue Code to that investment and the availability of the Exemption or any DOL prohibited transaction class exemption, or PTCE, in connection therewith. In particular, in connection with a contemplated purchase of Certificates representing a beneficial ownership interest in a pool of single-family residential mortgage, the fiduciary or other ERISA plan asset investor should consider the availability of PTCE 83-1 for various transactions involving mortgage pool investment trusts. However, PTCE 83-1 does not provide exemptive relief with respect to securities evidencing interests in trusts which include mortgage loans secured by third or more junior liens, revolving credit loans, loans on unimproved land, contracts, cooperative loans, multifamily or mixed-use mortgage loans or some types of private securities, or which contain a swap or a pre-funding arrangement. In addition, the fiduciary or other plan asset investor should consider the availability of other class exemptions granted by the DOL, which provide relief from certain of the prohibited transaction provisions of ERISA and the related excise tax provisions of Section 4975 of the Internal Revenue Code, including Sections I and III of PTCE 95-60, regarding transactions by insurance company general accounts. Other exemptions include, but are not limited to, Prohibited Transaction Class Exemption 90-1 (regarding investments by insurance company pooled separate accounts), Prohibited Transaction Class Exemption 91-38 (regarding investments by bank collective investments funds), PTCE 84-14 (regarding transactions effected by "qualified professional asset managers"), PTCE 95-60 (regarding investments by insurance company general accounts) and PTCE 96-23 (regarding transactions effected by "in-house asset managers"). The accompanying prospectus supplement may contain additional information regarding the application of the Exemption, PTCE 83-1, PTCE 95-60 or other DOL class exemptions for the Securities offered thereby. There can be no assurance that any of these exemptions will apply with respect to any particular ERISA plan's or other plan asset investor's investment in the Securities or, even if an exemption were deemed to apply, that any exemption would apply to all prohibited transactions that may occur in connection with this form of investment.

Purchase of Notes

         There can be no assurance given that Notes are or will be treated as debt and not "equity interests" under the DOL regulations. Moreover, the debt treatment of the Notes for ERISA purposes could change subsequent to their issuance; that is, they could be treated as equity interests, if, for example, the ratings of the Notes change. Because of the factual nature of certain of the above-described provisions of ERISA, the Code and the DOL regulations, ERISA plans or persons investing plan assets should carefully consider whether such an investment might constitute or give rise to a prohibited transaction under ERISA or the Code. Any plan fiduciary which proposes to cause an ERISA plan to acquire any of the Notes should consult with its counsel with respect to the applicability of the Exemption to the Notes and the potential consequences under ERISA and the Code of the Plan's acquisition and ownership of such Notes.

         In addition, ERISA and the Code prohibit certain transactions involving plan assets and parties in interest. Accordingly, even if the Notes are treated as indebtedness under the DOL regulations, prior to making an investment in the Notes, investing ERISA plans should determine whether the issuer, any underwriter, the trustee, the servicer, any other servicer or any of their affiliates is a party in interest with respect to such ERISA plan and, if so, whether such transaction is subject to one or more statutory, regulatory or administrative exemptions.

         Unless otherwise stated in the related prospectus supplement, by acquiring a Note, each purchaser will be deemed to represent that either (1) it is not acquiring the Note with plan assets; or (2) (A) the acquisition and holding of the Note will not give rise to a nonexempt prohibited transaction under Section 406 of ERISA or Section 4975 of the Code as a result of the issuer, the depositor any underwriter, the trustee, the servicer, any other servicer or any of their affiliates being a party in interest with respect to such purchaser that is an ERISA plan and (B) the Notes are rated investment grade or better and such person believes that the Notes are properly treated as indebtedness without substantial equity features for purposes of the DOL regulations, and agrees to so treat the Notes. Alternatively, regardless of the rating of the Notes, such person may provide the trustee with an opinion of counsel, which opinion of counsel will not be at the expense of the issuer, the depositor, the trustee, the servicer or any successor servicer which opines that the purchase, holding and transfer of such Note or interest therein is permissible under applicable law, will not constitute or result in a non exempt prohibited transaction under ERISA or Section 4975 of the Code and will not subject the issuer, the depositor, the trustee, the servicer or any successor servicer to any obligation in addition to those undertaken in the Indenture.

         EACH PROSPECTUS SUPPLEMENT WILL CONTAIN INFORMATION CONCERNING CONSIDERATIONS RELATING TO ERISA AND THE CODE THAT ARE APPLICABLE TO THE RELATED SECURITIES. BEFORE PURCHASING SECURITIES IN RELIANCE ON THE EXEMPTION, PTCE 83-1 OR ANY OTHER EXEMPTION, A FIDUCIARY OF AN ERISA PLAN SHOULD ITSELF CONFIRM THAT REQUIREMENTS SET FORTH IN SUCH EXEMPTION WOULD BE SATISFIED.

         ANY ERISA PLAN INVESTOR WHO PROPOSES TO USE PLAN ASSETS OF ANY ERISA PLAN TO PURCHASE SECURITIES OF ANY SERIES OR CLASS SHOULD CONSULT WITH ITS COUNSEL WITH RESPECT TO THE POTENTIAL CONSEQUENCES UNDER ERISA AND SECTION 4975 OF THE CODE OF THE ACQUISITION AND OWNERSHIP OF SUCH SECURITIES.

         Governmental plans and church plans as defined in ERISA are not subject to ERISA or Code Section 4975, although they may elect to be qualified under
Section 401 (a) of the Code and exempt from taxation under Section 501 (a) of the Code and would then be subject to the prohibited transaction rules set forth in Section 503 of the Code. In addition, governmental plans may be subject to federal, state and local laws which are to a material extent similar to the provisions of ERISA or a Code Section 4975. A fiduciary of a governmental plan should make its own determination as to the propriety of an investment in Securities under applicable fiduciary or other investment standards and the need for the availability of any exemptive relief under any law similar to ERISA or section 4975 of the Code.

                                LEGAL INVESTMENT

         The prospectus supplement will specify which classes of the Notes or Certificates, as applicable, if any, will constitute "mortgage related securities" for purposes of the Secondary Mortgage Market Enhancement Act of 1984, as amended ("SMMEA"). Generally, only classes of Offered Notes or Offered Certificates, as applicable, that (1) are rated in one of the two highest rating categories by one or more rating agencies and (2) are part of a series representing interests in, or secured by, a trust fund consisting of loans secured by first liens on real property and originated by particular types of originators specified in SMMEA, will be "mortgage related securities" for purposes of SMMEA.

         Those classes of Offered Notes or Offered Certificates, as applicable, qualifying as "mortgage related securities" will constitute legal investments for persons, trusts, corporations, partnerships, associations, business trusts and business entities (including, but not limited to, state chartered savings banks, commercial banks, savings and loan associations and insurance companies, as well as trustees and state government employee retirement systems) created pursuant to or existing under the laws of the United States or of any state (including the District of Columbia and Puerto Rico) whose authorized investments are subject to state regulation to the same extent that, under applicable law, obligations issued by or guaranteed as to principal and interest by the United States or any agency or instrumentality of the United States constitute legal investments for those entities. Pursuant to SMMEA, a number of states enacted legislation, on or before the October 3, 1991 cut-off for those enactments, limiting to varying extents the ability of some entities (in particular, insurance companies) to invest in mortgage related securities secured by liens on residential, or mixed residential and commercial, properties, in most cases by requiring the affected investors to rely solely upon existing state law, and not SMMEA.

         SMMEA also amended the legal investment authority of federally-chartered depository institutions as follows: federal savings and loan associations and federal savings banks may invest in, sell or otherwise deal in "mortgage related securities" without limitation as to the percentage of their assets represented thereby, federal credit unions may invest in these securities, and national banks may purchase these securities for their own account without regard to the limitations generally applicable to investment securities set forth in 12 U.S.C. ss.24 (Seventh), subject in each case to regulations that the applicable federal regulatory authority may prescribe. In this connection, the Office of the Comptroller of the Currency (the "OCC") has amended 12 C.F.R. Part 1 to authorize national banks to purchase and sell for their own account, without limitation as to a percentage of the bank's capital and surplus (but subject to compliance with general standards concerning "safety and soundness" and retention of credit information in 12 C.F.R. ss.1.5), some "Type IV securities," defined in 12 C.F.R. ss.1.2(l) to include some "residential mortgage related securities." As so defined, "residential mortgage-related security" means, in relevant part, "mortgage related security" within the meaning of SMMEA. The National Credit Union Administration ("NCUA") has adopted rules, codified at 12 C.F.R. Part 703, which permit federal credit unions to invest in "mortgage related securities" under some limited circumstances, other than stripped mortgage related securities, residual interests in mortgage related securities, and commercial mortgage related securities, unless the credit union has obtained written approval from the NCUA to participate in the "investment pilot program" described in 12 C.F.R. ss.703.140. Thrift institutions that are subject to the jurisdiction of the Office of Thrift Supervision (the "OTS") should consider the OTS' Thrift Bulletin 13a (December 1, 1998), "Management of Interest Rate Risk, Investment Securities, and Derivatives Activities," before investing in any of the Offered Notes or Offered Certificates, as applicable.

         All depository institutions considering an investment in the Certificates should review the "Supervisory Policy Statement on Investment Securities and End-User Derivatives Activities" (the "1998 Policy Statement") of the Federal Financial Institutions Examination Council ("FFIEC"), which has been adopted by the Board of Governors of the Federal Reserve System, the Federal Deposit Insurance Corporation, the OCC and the OTS, effective May 26, 1998, and by the NCUA, effective October 1, 1998. The 1998 Policy Statement sets forth general guidelines which depository institutions must follow in managing risks (including market, credit, liquidity, operational (transaction), and legal risks) applicable to all securities (including mortgage pass-through securities and mortgage-derivative products) used for investment purposes.

         If specified in the prospectus supplement, other classes of Offered Notes or Offered Certificates, as applicable, offered pursuant to this prospectus will not constitute "mortgage related securities" under SMMEA. The appropriate characterization of those classes under various legal investment restrictions, and thus the ability of investors subject to these restrictions to purchase these Offered Notes or Offered Certificates, as applicable, may be subject to significant interpretive uncertainties.

         Institutions whose investment activities are subject to regulation by federal or state authorities should review rules, policies and guidelines adopted from time to time by those authorities before purchasing any Offered Notes or Offered Certificates, as applicable, as some classes or subclasses may be deemed unsuitable investments, or may otherwise be restricted, under those rules, policies or guidelines (in some instances irrespective of SMMEA).

         The foregoing does not take into consideration the applicability of statutes, rules, regulations, orders, guidelines or agreements generally governing investments made by a particular investor, including, but not limited to, "prudent investor" provisions, percentage-of-assets limits provisions that may restrict or prohibit investment in securities that are not "interest bearing" or "income paying," and with regard to any Offered Notes or Offered Certificates, as applicable, issued in book-entry form, provisions that may restrict or prohibit investments in securities that are issued in book-entry form.

         Except as to the status of some classes of Offered Notes or Offered Certificates, as applicable, as "mortgage related securities," no representation is made as to the proper characterization of the Offered Notes or Offered Certificates, as applicable, for legal investment, financial institution regulatory, or other purposes, or as to the ability of particular investors to purchase any Offered Notes or Offered Certificates, as applicable, under applicable legal investment restrictions. The uncertainties described above (and any unfavorable future determinations concerning legal investment or financial institution regulatory characteristics of the Offered Notes or Offered Certificates, as applicable,) may adversely affect the liquidity of the Offered Notes or Offered Certificates, as applicable.

         Accordingly, all investors whose investment activities are subject to legal investment laws and regulations, regulatory capital requirements or review by regulatory authorities should consult with their own legal advisors in determining whether and to what extent the Offered Notes or Offered Certificates, as applicable, of any class constitute legal investments for them or are subject to investment, capital or other restrictions, and, if applicable, whether SMMEA has been overridden in any jurisdiction relevant to that investor.

                             METHODS OF DISTRIBUTION

         The Notes or Certificates, as applicable, offered by this prospectus and by the supplements to this prospectus will be offered in series. The distribution of the Notes or Certificates, as applicable, may be effected from time to time in one or more transactions, including negotiated transactions, at a fixed public offering price or at varying prices to be determined at the time of sale or at the time of commitment therefor. If specified in the prospectus supplement, the Notes or Certificates, as applicable, will be distributed in a firm commitment underwriting, subject to the terms and conditions of the underwriting agreement, by Deutsche Bank Securities Inc. ("DBS") acting as underwriter with other underwriters, if any, named in the underwriting agreement. In that event, the prospectus supplement may also specify that the underwriters will not be obligated to pay for any Notes or Certificates, as applicable, agreed to be purchased by purchasers pursuant to purchase agreements acceptable to the depositor. In connection with the sale of the Notes or Certificates, as applicable, underwriters may receive compensation from the depositor or from purchasers of the Notes or Certificates, as applicable, in the form of discounts, concessions or commissions. The prospectus supplement will describe any compensation paid by the depositor.

         Alternatively, the prospectus supplement may specify that the Notes or Certificates, as applicable, will be distributed by DBS acting as agent or in some cases as principal with respect to Notes or Certificates, as applicable, that it has previously purchased or agreed to purchase. If DBS acts as agent in the sale of Notes or Certificates, as applicable, DBS will receive a selling commission for each series of Notes or Certificates, as applicable, depending on market conditions, expressed as a percentage of the total principal balance of the related mortgage loans as of the Cut-off Date. The exact percentage for each series of Notes or Certificates, as applicable, will be disclosed in the prospectus supplement. To the extent that DBS elects to purchase Notes or Certificates, as applicable, as principal, DBS may realize losses or profits based upon the difference between its purchase price and the sales price. The prospectus supplement for any series offered other than through underwriters will contain information regarding the nature of that offering and any agreements to be entered into between the depositor and purchasers of Notes or Certificates, as applicable, of that series.

         The depositor will indemnify DBS and any underwriters against particular civil liabilities, including liabilities under the Securities Act of 1933, or will contribute to payments DBS and any underwriters may be required to make in respect of these civil liabilities.

         In the ordinary course of business, DBS and the depositor may engage in various securities and financing transactions, including repurchase agreements to provide interim financing of the depositor's mortgage loans pending the sale of those mortgage loans or interests in those mortgage loans, including the Notes or Certificates, as applicable. DBS performs management services for the depositor.

         The depositor anticipates that the Notes or Certificates, as applicable, will be sold primarily to institutional investors. Purchasers of Notes or Certificates, as applicable, including dealers, may, depending on the facts and circumstances of those purchases, be deemed to be "underwriters" within the meaning of the Securities Act of 1933 in connection with reoffers and sales by them of Notes or Certificates, as applicable. Securityholders should consult with their legal advisors in this regard before any reoffer or sale of Notes or Certificates, as applicable.

         As to each series of Notes or Certificates, as applicable, only those classes rated in one of the four highest rating categories by any rating agency will be offered by this prospectus. Any lower rated or unrated class may be initially retained by the depositor, and may be sold by the depositor at any time to one or more institutional investors.

                             ADDITIONAL INFORMATION

         The Depositor has filed with the Commission a registration statement on Form S-3 under the Securities Act of 1933, as amended, with respect to the Notes or Certificates, as applicable, (the "Registration Statement"). This prospectus, which forms a part of the Registration Statement, omits some of the information contained in the Registration Statement pursuant to the rules and regulations of the Commission. The Registration Statement and the exhibits to the Registration Statement can be inspected and copied at the public reference facilities maintained by the Commission at 450 Fifth Street, N.W., Washington, D.C. 20549, and at Regional Offices in the following locations:

         o Chicago Regional Office, 175 West Jackson Boulevard, Suite 900, Chicago, Illinois 60604; and

         o        New York Regional Office, 233 Broadway, New York, New York
                  10279.

         Copies of these materials can also be obtained from the Public Reference Section of the Commission, 450 Fifth Street, N.W., Washington, D.C. 20549, at prescribed rates.

         The Commission also maintains a site on the world wide web at "http://www.sec.gov" at which users can view and download copies of reports, proxy and information statements and other information filed electronically through the Electronic Data Gathering, Analysis and Retrieval ("EDGAR") system. The Depositor has filed the Registration Statement, including all exhibits to the Registration Statement, through the EDGAR system and therefore these materials should be available by logging onto the Commission's web site. The Commission maintains computer terminals providing access to the EDGAR system at each of the offices referred to above.

         Copies of the most recent Fannie Mae prospectus for Fannie Mae certificates and Fannie Mae's annual report and quarterly financial statements as well as other financial information are available from the Director of Investor Relations of Fannie Mae, 3900 Wisconsin Avenue, N.W., Washington, D.C. 20016 (202-752-7115). The Depositor did not participate in the preparation of Fannie Mae's prospectus or its annual or quarterly reports or other financial information and, accordingly, makes no representation as to the accuracy or completeness of the information in those documents.

         Copies of the most recent Offering Circular for Freddie Mac certificates as well as Freddie Mac's most recent Information Statement and Information Statement supplement and any quarterly report made available by Freddie Mac may be obtained by writing or calling the Investor Inquiry Department of Freddie Mac at 8200 Jones Branch Drive, McLean, Virginia 22102 (outside Washington, D.C. metropolitan area, telephone 800-336-3672; within Washington, D.C. metropolitan area, telephone 703-759-8160). The Depositor did not participate in the preparation of Freddie Mac's Offering Circular, Information Statement or any supplement to the Information Statement or any quarterly report of the Information Statement and, accordingly, makes no representation as to the accuracy or completeness of the information in those documents.

                 INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE

         All documents subsequently filed by or on behalf of the trust fund referred to in the prospectus supplement with the Commission pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act, after the date of this prospectus and prior to the termination of any offering of the Notes or Certificates, as applicable, issued by that trust fund will be deemed to be incorporated by reference in this prospectus and to be a part of this prospectus from the date of the filing of those documents. Any statement contained in a document incorporated or deemed to be incorporated by reference in this prospectus will be deemed to be modified or superseded for all purposes of this prospectus to the extent that a statement contained in this prospectus (or in the prospectus supplement) or in any other subsequently filed document that also is or is deemed to be incorporated by reference modifies or replaces that statement. Any statement so modified or superseded will not be deemed, except as so modified or superseded, to constitute a part of this prospectus.

         The Trustee on behalf of any trust fund will provide without charge to each person to whom this prospectus is delivered, upon request, a copy of any or all of the documents referred to above that have been or may be incorporated by reference in this prospectus (not including exhibits to the information that is incorporated by reference unless the exhibits are specifically incorporated by reference into the information that this prospectus incorporates). Requests for information should be directed to the corporate trust office of the Trustee specified in the prospectus supplement.

                                  LEGAL MATTERS

         Certain legal matters, including the federal income tax consequences to securityholders of an investment in the Notes or Certificates, as applicable, of a series, will be passed upon for the depositor by Thacher Proffitt & Wood LLP.

                              FINANCIAL INFORMATION

         A new trust fund will be formed for each series of Notes or Certificates, as applicable, and no trust fund will engage in any business activities or have any assets or obligations before the issuance of the related series of Notes or Certificates, as applicable. Accordingly, financial statements for a trust fund will generally not be included in this prospectus or in the prospectus supplement.

                                     RATING

         As a condition to the issuance of any class of Offered Notes or Offered Certificates, as applicable, they must not be rated lower than investment grade; that is, they must be rated in one of the four highest rating categories, by a rating agency.

         Ratings on mortgage pass-through certificates and mortgage-backed notes address the likelihood of receipt by securityholders of all distributions on the underlying mortgage loans. These ratings address the structural, legal and issuer-related aspects associated with the Notes or Certificates, as applicable, the nature of the underlying assets and the credit quality of the guarantor, if any. Ratings on mortgage pass-through certificates, mortgage-backed notes and other asset backed securities do not represent any assessment of the likelihood of principal prepayments by borrowers or of the degree by which prepayments might differ from those originally anticipated. As a result, securityholders might suffer a lower than anticipated yield, and, in addition, holders of stripped interest certificates in extreme cases might fail to recoup their initial investments.

         A security rating is not a recommendation to buy, sell or hold securities and may be subject to revision or withdrawal at any time by the assigning rating organization. Each security rating should be evaluated independently of any other security rating.

                             INDEX OF DEFINED TERMS


1998 Policy Statement.........................................
Accrual Period................................................
Accrual Securities............................................
Adjustable Rate Assets........................................
Agency Securities.............................................
Agreement.....................................................
ARM Loans.....................................................
Asset Conservation Act........................................
Asset Group...................................................
Asset Seller..................................................
Assets........................................................
Balloon Payment Assets........................................
Bankruptcy Code...............................................
Beneficial Owner..............................................
Bi-weekly Assets..............................................
Book-Entry Securities.........................................
Buy Down Assets...............................................
Buydown Mortgage Loans........................................
Buydown Period................................................
Capitalized Interest Account..................................
Cash Flow Agreement...........................................
CERCLA........................................................
Certificates..................................................
Charter Act...................................................
CI 34
Clearstream Luxembourg........................................
Clearstream, Luxembourg.......................................
Clearstream, Luxembourg Participants..........................
Code..........................................................
Collection Account............................................
Commission....................................................
Committee Report..............................................
Contingent Payment Regulations................................
Convertible Assets............................................
Cooperative...................................................
Cooperative Corporation.......................................
Cooperative Loans.............................................
Cooperatives..................................................
Covered Trust.................................................
CPR...........................................................
Crime Control Act.............................................
Cut-off Date..................................................
DBC...........................................................
DBS...........................................................
Definitive Securities.........................................
Determination Date............................................
Distribution Date.............................................
DTC...........................................................
EDGAR.........................................................
Euroclear.....................................................
Euroclear Operator............................................
European Depositaries.........................................
Exchange Act..................................................
Exemption.....................................................
EYS Agreement.................................................
Fannie Mae....................................................
FDIC..........................................................
FFIEC.........................................................
FHA...........................................................
Financial Intermediary........................................
Freddie Mac...................................................
Freddie Mac Act...............................................
Freddie Mac Certificate Group.................................
Garn-St. Germain Act..........................................
GEM Assets....................................................
Ginnie Mae....................................................
GPM Assets....................................................
Home Equity Loans.............................................
Housing Act...................................................
HUD...........................................................
Increasing Payment Asset......................................
Increasing Payment Assets.....................................
Indirect Participants.........................................
Insurance Proceeds............................................
Interest Rate.................................................
Interest Reduction Assets.....................................
Land Sale Contracts...........................................
Level Payment Assets..........................................
Liquidation Proceeds..........................................
Lock-out Date.................................................
Mortgage Securities...........................................
Mortgaged Properties..........................................
Mortgages.....................................................
Multi Family Property.........................................
NCUA..........................................................
New CI........................................................
Nonrecoverable Advance........................................
Notes.........................................................
OCC...........................................................
Offered Certificates..........................................
Offered Notes.................................................
Offered Securities............................................
OTS...........................................................
Parity Act....................................................
Participants..................................................
PCBs..........................................................
Permitted Investments.........................................
Pre-Funded Amount.............................................
Pre-Funding Account...........................................
Pre-Funding Limit.............................................
Pre-Funding Period............................................
Prepayment Premium............................................
Purchase Price................................................
QPAM..........................................................
RCRA..........................................................
Record Date...................................................
Registration Statement........................................
Related Proceeds..............................................
Relevant Depositary...........................................
Relief Act....................................................
REMIC Securities..............................................
REO Property")................................................
Revolving Credit Line Loans...................................
RICO..........................................................
Rules.........................................................
Sales of Grantor Trust Certificates...........................
Securities....................................................
Senior Certificates...........................................
Senior Notes..................................................
Senior Securities.............................................
Servicemen's Readjustment Act.................................
Servicing Standard............................................
Single Family Property........................................
SMMEA.........................................................
SPA...........................................................
Special servicer..............................................
Step-up Rate Assets...........................................
Strip Securities..............................................
Stripped Agency Securities....................................
Subordinate Securities........................................
Subsequent Assets.............................................
Superliens....................................................
Terms and Conditions..........................................
Title V.......................................................
Title VIII....................................................
UCC...........................................................
UST...........................................................
VA 4..........................................................
VA Guaranty Policy............................................
Value.........................................................
Warranting Party..............................................

                                     PART II

                     INFORMATION NOT REQUIRED IN PROSPECTUS

Item 14.          Other Expenses of Issuance and Distribution.

         The expenses expected to be incurred in connection with the issuance and distribution of the Securities being registered, other than underwriting compensation, are as set forth below. All such expenses, except for the filing fee, are estimated.

          SEC Registration Fee................     $  1,530,100.00
          Printing and Engraving Fees.........           90,000.00*
          Legal Fees and Expenses.............          150,000.00*
          Accounting Fees and Expenses........           75,000.00*
          Trustee Fees and Expenses...........           20,000.00*
          Rating Agency Fees..................          200,000.00*
          Miscellaneous.......................           25,000.00*
                                                   ---------------
          Total...............................     $  2,090,100.00
                                                   ===============
-------------
*Based on the offering of a single series of Securities.


Item 15.          Indemnification of Directors and Officers.

         Under Section 8(b) of the proposed form of Underwriting Agreement, the Underwriters are obligated under certain circumstances to indemnify certain controlling persons of the Depositor against certain liabilities, including liabilities under the Securities Act of 1933.

         Subsection (a) of Section 145 of the General Corporation Law of Delaware empowers a corporation to indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the corporation) by reason of the fact that he is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit or proceeding if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceeding, had no cause to believe his conduct was unlawful.

         Subsection (b) of Section 145 of the General Corporation Law of Delaware empowers a corporation to indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the corporation to procure a judgment in its favor by reason of the fact that such person acted in any of the capacities set forth above, against expenses (including attorneys' fees) actually and reasonably incurred by him in connection with the defense or settlement of such action or suit if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the corporation and except that no indemnification may be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable to the corporation unless and only to the extent that the Court of Chancery or the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which the Court of Chancery or such other court shall deem proper.

         Section 145 further provides that to the extent a director, officer, employee or agent of a corporation has been successful on the merits or otherwise in the defense of any action, suit or proceeding referred to in subsections (a) and (b), or in the defense of any claim, issue or matter therein, he shall be indemnified against expenses (including attorneys' fees) actually and reasonably incurred by him in connection therewith; that indemnification and advancement of expenses provided by, or granted pursuant to,
Section 145 shall not be deemed exclusive of any other rights to which the indemnified party may be entitled; and empowers the corporation to purchase and maintain insurance on behalf of a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against any liability asserted against him and incurred by him in any such capacity, or arising out of his status as such, whether or not the corporation would have the power to indemnify him against such liabilities under Section 145.

         The By-Laws of the Depositor provide, in effect, that to the extent and under the circumstances permitted by subsections (a) and (b) of Section 145 of the General Corporation Law of Delaware, the Depositor (i) shall indemnify and hold harmless each person who was or is a party or is threatened to be made a party to any action, suit or proceeding described in subsections (a) and (b) by reason of the fact that he is or was a director or officer, or his testator or intestate is or was a director or officer of the Depositor against expenses, judgments, fines and amounts paid in settlement, and (ii) shall indemnify and hold harmless each person who was or is a party or is threatened to be made a party to any such action, suit or proceeding if such person is or was serving at the request of the Depositor as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise.

         Pursuant to Section 145 of the General Corporation Law of Delaware, liability insurance is maintained covering directors and principal officers of the Depositor.

         The Pooling and Servicing Agreement with respect to each series of Certificates and the Servicing Agreement, Indenture and Owner Trust Agreement with respect to each series of Notes will provide that no director, officer, employee or agent of the Depositor is liable to the Trust Fund or the Securityholders, except for such person's own willful misfeasance, bad faith or gross negligence in the performance of duties or reckless disregard of obligations and duties. The Pooling and Servicing Agreement with respect to each series of Certificates and the Servicing Agreement, Indenture and Owner Trust Agreement with respect to each series of Notes will further provide that, with the exceptions stated above, a director, officer, employee or agent of the Depositor is entitled to be indemnified against any loss, liability or expense incurred in connection with legal action relating to such Pooling and Servicing Agreement, Servicing Agreement, Indenture or Owner Trust Agreement and related Securities other than such expenses related to particular Mortgage Loans.

Item 16.    Exhibits.

            1.1*     Form of Underwriting Agreement.

            3.1*     Certificate of Incorporation of the Registrant.

            3.2*     By-laws of the Registrant.

            4.1* Form of Pooling and Servicing Agreement, for a series consisting of Senior and Subordinate Certificates.

            4.2* Form of Trust Agreement, for a series consisting of Mortgage-Backed Notes.

            4.3* Form of Servicing Agreement, for a series consisting of Mortgage-Backed Notes.

            4.4* Form of Indenture, for a series consisting of Mortgage-Backed Notes.

            5.1**    Opinion of Thacher Proffitt & Wood LLP.

            8.1** Opinion of Thacher Proffitt & Wood LLP with respect to certain tax matters (included as part of Exhibit 5.1).

            23.1** Consent of Thacher Proffitt & Wood LLP (included as part of Exhibits 5.1 and 8.1).

            24.1**   Power of Attorney.

       * Incorporated by reference from the Registration Statement on Form S-3 (File No. 333-100676)

       ** Incorporated by reference from the Registration Statement on Form S-3 (File No. 333-127621)

Item 17. Undertakings.

In accordance with Item 512 of Regulation S-K under the Securities Act of 1933

         (a) The Registrant hereby undertakes:

                  (1) To file, during any period in which offers or sales are being made, a post-effective amendment to this Registration Statement:

                  (i) to include any prospectus required by Section 10(a)(3) of the Securities Act of 1933;

                  (ii) to reflect in the prospectus any facts or events arising after the effective date of the Registration Statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the Registration Statement. Notwithstanding the foregoing, any increase or decrease in the volume of securities offered (if the total dollar value of securities offered would not exceed that which was registered) and any deviation from the low or high end of the estimated maximum offering range may be reflected in the form of prospectus filed with the Commission pursuant to Rule 424(b) if, in the aggregate, the changes in volume and price represent no more than twenty percent (20%) change in the maximum aggregate offering price set forth in the "Calculation of Registration Fee" table in the effective registration statement; and

                  (iii) to include any material information with respect to the plan of distribution not previously disclosed in the Registration Statement or any material change to such information in this Registration Statement;

         PROVIDED, however, that paragraphs (i) and (ii) do not apply if the information required to be included in the post-effective amendment by those paragraphs is contained in periodic reports filed by the Registrant pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934 that are incorporated by reference in the Registration Statement.

         PROVIDED FURTHER, HOWEVER, that paragraphs (a)(1)(i) and (a)(1)(ii) do not apply if the information required to be included in a post-effective amendment is provided pursuant to Item 1100(c) of Regulation AB.

                  (2) That, for the purpose of determining any liability under the Securities Act of 1933, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

                  (3) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

         (b) As to documents subsequently filed that are incorporated by reference:

                  (1) The Registrant hereby undertakes that, for purposes of determining any liability under the Securities Act of 1933, each filing of the Registrant's annual report pursuant to Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934 (and, where applicable, each filing of an employee benefit plan's annual report pursuant to
         Section 15(d) of the Securities Exchange Act of 1934) that is incorporated by reference in this Registration Statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

                  (2) Undertaking in respect of indemnification: Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act of 1933 and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act of 1933 and will be governed by the final adjudication of such issue.

                  (3) The Registrant hereby undertakes that, for purposes of determining any liability under the Securities Act of 1933, each filing of the annual report pursuant to section 13(a) or section 15(d) of the Securities Exchange Act of 1934 of a third party that is incorporated by reference in the registration statement in accordance with Item 1100(c)(1) of Regulation AB shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

                  (4) The Registrant hereby undertakes that, except as otherwise provided by Item 1105 of Regulation AB, information provided in response to that Item pursuant to Rule 312 of Regulation S-T through the specified Internet address in the prospectus is deemed to be a part of the prospectus included in the registration statement. In addition, the Registrant hereby undertakes to provide to any person without charge, upon request, a copy of the information provided in response to
         Item 1105 of Regulation AB pursuant to Rule 312 of Regulation S-T through the specified Internet address as of the date of the prospectus included in this Registration Statement if a subsequent update or change is made to the information.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant certifies that (i) it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and (ii) it reasonably believes that the security rating requirement of Transaction Requirement B.5 of Form S-3 will be met by the time of sale of each Series of Securities to which this Registration Statement relates and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, State of New York, on the 22nd day of August, 2005.

                                             DEUTSCHE ALT-A SECURITIES, INC.


                                             By: /s/ Anilesh Ahuja
                                                 ---------------------------
                                             Name:   Anilesh Ahuja
                                             Title:  President


                                             DEUTSCHE ALT-A SECURITIES, INC.


                                             By: /s/ Jeffrey Lehocky
                                                 ---------------------------
                                             Name:   Jeffrey Lehocky
                                             Title:  Treasurer


         Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed below by the following persons in the capacities indicated.


        SIGNATURE                       CAPACITY                     DATE
        ---------                       --------                     ----

/s/ Anilesh Ahuja           President (Principal Executive       August 22, 2005
----------------------      Officer)
Anilesh Ahuja


/s/ Jeffrey Lehocky         Director and Treasurer (Principal    August 22, 2005
----------------------      Financial Officer)
Jeffrey Lehocky


* SEE BELOW                 Director                             August 22, 2005
----------------------
Michael A. Commaroto


* SEE BELOW                 Director                             August 22, 2005
----------------------
Joseph J. Rice


* SEE BELOW                 Director                             August 22, 2005
----------------------
Richard d'Albert


* SEE BELOW                 Director                             August 22, 2005
----------------------
Kevin P. Burns

By: /s/ Anilesh Ahuja
    ------------------------
Anilesh Ahuja
*Attorney-in-fact pursuant
to a power of attorney
previously filed with the
Registration Statement

                                 EXHIBIT INDEX

Exhibit
Number
--------

           1.1*      Form of Underwriting Agreement.

           3.1*      Certificate of Incorporation of the Registrant.

           3.2*      By-laws of the Registrant.

           4.1* Form of Pooling and Servicing Agreement, for a series consisting of Senior and Subordinate Certificates.

           4.2* Form of Owner Trust Agreement, for a series consisting of Mortgage-Backed Notes.

           4.3* Form of Servicing Agreement, for a series consisting of Mortgage-Backed Notes.

           4.4* Form of Indenture, for a series consisting of Mortgage-Backed Notes.

           5.1**     Opinion of Thacher Proffitt & Wood LLP.

           8.1** Opinion of Thacher Proffitt & Wood LLP with respect to certain tax matters (included as part of Exhibit 5.1).

           23.1** Consent of Thacher Proffitt & Wood LLP (included as part of Exhibits 5.1 and 8.1).

           24.1**    Power of Attorney.

       * Incorporated by reference from the Registration Statement on Form S-3 (File No. 333-100676)

       ** Incorporated by reference from the Registration Statement on Form S-3 (File No. 333-127621)